As filed with the Securities and Exchange Commission on April 29, 2005

1933 Act Registration No. 333 - 70754

1940 Act Registration No. 811 - 10509

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 10 ☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 11 ☒

(Check appropriate box or boxes)

AXA PREMIER VIP TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 554-1234

PATRICIA LOUIE, ESQ.

Vice President and Counsel

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

ARTHUR J. BROWN, ESQ.

Kirkpatrick & Lockhart Nicholson Graham LLP

1800 Massachusetts Ave., N.W., 2nd Floor

Washington, D.C. 20036-1800

Telephone: (202) 778-9000

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☒	on April 29, 2005 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)

☐	on [date] pursuant to paragraph (a) of Rule 485

☐	75 days after filing pursuant to paragraph (a)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AXA Premier VIP Trust

Contents of Registration Statement

This Registration Statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement

Class A and Class B Prospectuses of AXA Premier VIP Trust dated May 1, 2005

Statement of Additional Information dated May 1, 2005

Part C - Other Information

Signature Page

Exhibits

PROSPECTUS MAY 1, 2005

AXA PREMIER VIP TRUST

AXA Premier VIP Large Cap Growth Portfolio

AXA Premier VIP Large Cap Core Equity Portfolio

AXA Premier VIP Large Cap Value Portfolio

AXA Premier VIP Small/Mid Cap Growth Portfolio

AXA Premier VIP Small/Mid Cap Value Portfolio

AXA Premier VIP International Equity Portfolio

AXA Premier VIP Technology Portfolio

AXA Premier VIP Health Care Portfolio

AXA Premier VIP Core Bond Portfolio

AXA Premier VIP Aggressive Equity Portfolio

AXA Premier VIP High Yield Portfolio

The Securities and Exchange Commission has not approved any portfolio’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

AXA Premier VIP Trust (“Trust”) is comprised of sixteen (16) distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes Class A shares of eleven (11) of the Trust’s portfolios. Each portfolio is a diversified portfolio, except AXA Premier VIP Technology Portfolio and AXA Premier VIP Health Care Portfolio, which are non-diversified portfolios sometimes referred to as “sector portfolios.” Information on each portfolio, including investment objectives, investment strategies and investment risks, can be found on the pages following this introduction. In addition, a Glossary of Terms can also be found at the back of this prospectus. The investment objective of a portfolio is not a fundamental policy and may be changed without a shareholder vote. Each portfolio has a policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in the type of investment suggested by its name as more specifically set forth in the portfolio descriptions. These policies may not be changed without providing sixty (60) days’ written notice to shareholders of the relevant portfolio.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the portfolios that are available under your Contract or under your retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contract owner or participant under a Contract. Not all of the portfolios may be available under your Contract or under your retirement plan. In addition, certain of these portfolios may be available only as underlying investment portfolios of the AXA Allocation Portfolios and may not be available directly as an investment option under your Contract or under your retirement plan. You should consult your Contract prospectus or retirement plan documents to see which portfolios are available.

The investment manager to each portfolio is AXA Equitable. The day-to-day management of each portfolio is provided by one or more investment sub-advisers. Information regarding AXA Equitable and the sub-advisers is included under “Management Team” in this prospectus. AXA Equitable may allocate a portfolio’s assets to additional sub-advisers subject to approval of the Trust’s board of trustees. In addition, AXA Equitable may, subject to the approval of the Trust’s board of trustees, appoint, dismiss and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an “affiliated person” of AXA Equitable (as that term is defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (“1940 Act”)) (“Affiliated Adviser”), such as Alliance Capital Management L.P. and AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is approved by the affected portfolio’s shareholders.

The co-distributors for each portfolio are AXA Advisors, LLC and AXA Distributors, LLC.

An investment in a portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these portfolios, be sure to read all risk disclosures carefully before investing.

Table of

AXA PREMIER VIP LARGE CAP GROWTH PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. RCM Capital Management LLC TCW Investment Management Company

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers focus on identifying companies expected to grow at a faster rate than the U.S. economy. This process involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, including to seek more attractive growth prospects.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

1

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class A shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
13.51% (2003 2nd Quarter)	–18.96% (2002 2nd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class A shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Large Cap Growth Portfolio	6.98%	(1.15)%
Russell 1000 Growth Index*	6.30%	(0.18)%
*	For more information on this index, see the following section “Description of Benchmarks.”

2

AXA PREMIER VIP LARGE CAP CORE EQUITY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. (Bernstein Unit)
Janus Capital Management LLC
Thornburg Investment Management, Inc.

Key Terms

•	Core Investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

Each sub-adviser generally chooses investments that include either companies with above average growth prospects, companies selling at reasonable valuations, or both. Among other things, these processes involve researching and evaluating individual companies for potential investment. Each sub-adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

3

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class A shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
16.14% (2003 2nd Quarter)	–15.48% (2002 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class A shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Large Cap Core Equity Portfolio	9.92%	3.11%
Standard & Poor’s 500 Index*	10.88%	3.59%
*	For more information on this index, see the following section “Description of Benchmarks.”

4

AXA PREMIER VIP LARGE CAP VALUE PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P.
Institutional Capital Corporation
MFS Investment Management

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers focus primarily on stocks that are currently under-priced using certain financial measurements, including the stock’s price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment. This approach often leads the portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “value” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

5

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class A shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
15.52% (2003 2nd Quarter)	–17.10% (2002 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class A shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Large Cap Value Portfolio	14.71%	6.61%
Russell 1000 Value Index*	16.49%	8.57%
*	For more information on this index, see the following section “Description of Benchmarks.”

6

AXA PREMIER VIP SMALL/MID CAP GROWTH PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P.
Franklin Advisers, Inc.
Provident Investment Counsel, Inc.

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•	Small/Mid Cap Companies — Companies with market capitalization within the range of companies in the Russell 2000 Index and Russell Midcap Index.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Index at the time of investment. The market capitalization of companies included in these indices currently ranges from approximately $22 million to $18.5 billion.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers will utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle. In choosing investments, sub-advisers utilize a process that involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Small- and Mid-Capitalization Risk — Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies

7

to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies. In addition, investments in small- and mid-capitalization companies may decline when large-capitalization companies are in favor.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class A shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
20.46% (2003 2nd Quarter)	–21.58% (2002 2nd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class A shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Small/Mid Cap Growth Portfolio	12.04%	(0.25)%
Russell 2500 Growth Index*	14.59%	5.93%
*	For more information on this index, see the following section “Description of Benchmarks.”

8

AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AXA Rosenberg Investment Management LLC
TCW Investment Management Company
Wellington Management Company, LLP

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•	Small/Mid Cap Companies — Companies with market capitalization within the range of companies in the Russell 2000 Index and Russell Midcap Index.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Index at the time of investment. The market capitalization of companies included in these indices currently ranges from approximately $22 million to $18.5 billion.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers will utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment by the portfolio. This approach will often lead the portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “value” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•

Small- and Mid-Capitalization Risk — Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies. In addition,

9

investments in small- and mid-capitalization companies may decline when large-capitalization companies are in favor.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class A shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
19.75% (2003 2nd Quarter)	–20.11% (2002 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class A shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Small/Mid Cap Value Portfolio	15.47%	6.82%
Russell 2500 Value Index*	21.58%	16.67%
*	For more information on this index, see the following section “Description of Benchmarks.”

10

AXA PREMIER VIP INTERNATIONAL EQUITY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. (Bernstein Unit)
J.P. Morgan Investment Management Inc.
Marsico Capital Management, LLC

Key Term

•	International Investing — Focuses primarily on companies organized or headquartered outside the U.S.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). Foreign securities include securities issued by companies in countries with either developed or developing economies. The portfolio does not limit its investment to issuers within a specific market capitalization range.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

Each of the sub-advisers utilizes an approach that concentrates its efforts on identifying foreign companies with good prospects for future growth. Other factors, such as country and regional factors, are considered by the sub-advisers. While the sub-advisers believe that the identification, research and selection of individual stocks is of great importance to the portfolio’s success, regional issues or political and economic considerations also play a role in the overall success of the portfolio. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the portfolio may invest, without limit, in U.S. securities, cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these cash instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Small- and Mid-Capitalization Risk — Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies

11

to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies. In addition, investments in small- and mid-capitalization companies may decline when large-capitalization companies are in favor.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class A shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
23.16% (2003 2nd Quarter)	–22.22% (2002 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class A shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP International Equity Portfolio	18.18%	8.06%
Morgan Stanley Capital International EAFE Index*	20.25%	11.89%
*	For more information on this index, see the following section “Description of Benchmarks.”

12

AXA PREMIER VIP TECHNOLOGY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Firsthand Capital Management, Inc.
RCM Capital Management LLC
Wellington Management Company, LLP

Key Term

•	Sector Portfolio — A portfolio that invests in only a subset of the overall equity market, in this case the Technology Sector.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the internet products and services, computer, electronic, hardware and components, communication, software, e-commerce, information service, medical devices, biotechnology, chemical products and synthetic materials, defense and aerospace industries, environmental services, nanotech, energy equipment and services, and electronic manufacturing services. The portfolio does not limit its investment to issuers with a specific market capitalization range. While the portfolio can invest in securities of U.S. and foreign companies, the majority of portfolio assets are expected to be invested in securities of U.S. companies.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio is non-diversified, which means that it may invest in a limited number of issuers.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Technology Sector Risk — The value of the portfolio’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Non-Diversification Risk — As a non-diversified mutual fund, more of the portfolio’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the portfolio’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

13

•	Sector Concentration Risk — Since the portfolio invests primarily in a particular sector, it could experience greater volatility than stock funds investing in a broader range of industries.

•	Small- and Mid-Capitalization Risk — Many companies in the technology sector have relatively small market capitalization. Risk is greater for the common stocks of those companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In addition, investments in small- and mid-capitalization companies may decline when large-capitalization companies are in favor.

•	Foreign Investing Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class A shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
26.83% (2003 2nd Quarter)	–26.94% (2002 2nd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class A shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Technology Portfolio	5.25%	(1.43)%
Russell 1000 Technology Index*#	1.44%	(2.44)%
Russell 1000 Index*	11.40%	4.27%
#	We believe that this index reflects more closely the market sectors in which the portfolio invests.
*	For more information on this index, see the following section “Description of Benchmarks.”

14

AXA PREMIER VIP HEALTH CARE PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	A I M Capital Management, Inc.
RCM Capital Management LLC
Wellington Management Company, LLP

Key Term

•	Sector Portfolio — A portfolio that invests in only a subset of the overall equity market, in this case the Health Care Sector.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences (collectively termed “health sciences”). While the portfolio can invest in securities of U.S. and foreign companies of any size, the majority of portfolio assets are expected to be invested in securities of U.S. companies.

The health sciences sector consists of four main areas:

pharmaceutical, health care services companies, product and device providers and biotechnology firms. The portfolio’s allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio is non-diversified, which means that it may invest in a limited number of issuers.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers select securities through fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Health Care Sector Risk — The value of the portfolio’s shares is particularly vulnerable to factors affecting the health care sector, such as substantial government regulation. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Non-Diversification Risk — As a non-diversified mutual fund, more of the portfolio’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the portfolio’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•	Sector Concentration Risk — Since the portfolio invests primarily in a particular sector, it could experience greater volatility than stock funds investing in a broader range of industries.

•	Foreign Investing Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political,

15

social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Small- and Mid-Capitalization Risk — Many companies in the health care sector have relatively small market capitalization. Risk is greater for the common stocks of those companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In addition, investments in small- and mid-capitalization companies may decline when investments in large-capitalization companies are in favor.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class A shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
18.35% (2003 2nd Quarter)	–13.36% (2002 2nd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class A shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Health Care Portfolio	12.32%	5.02%
Russell 1000 Healthcare Index*#	2.98%	(0.98)%
Russell 1000 Index*	11.40%	4.27%
#	We believe that this index reflects more closely the market sectors in which the portfolio invests.
*	For more information on this index, see the following section “Description of Benchmarks.”

16

AXA PREMIER VIP CORE BOND PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	BlackRock Advisors, Inc.
Pacific Investment Management Company LLC

Key Term

•	Investment Grade Bonds — Bonds rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s.

Investment Goal

To seek a balance of a high current income and capital appreciation, consistent with a prudent level of risk.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. The portfolio focuses on U.S. government and corporate debt securities and mortgage- and asset-backed securities.

The portfolio may also invest in securities rated below investment grade (i.e., Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Service) or, if unrated, determined by the sub-adviser to be of comparable quality (“junk bonds”). The portfolio may invest in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers. The portfolio will normally hedge most of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to two or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The portfolio’s sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers. Securities are purchased for the portfolio when the sub-advisers determine that they have the potential for above-average total return.

The portfolio may purchase bonds of any maturity, but generally the portfolio’s overall effective duration will be of an intermediate-term nature (similar to that of five- to seven-year U.S. Treasury notes) and have a comparable duration to that of the Lehman Brothers Aggregate Bond Index. Effective duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive.

The portfolio’s sub-advisers may, when consistent with the portfolio’s investment objective, use derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps) and indexed securities. The portfolio will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the portfolio as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The portfolio may also enter into interest rate transactions as a hedging technique. In these transactions, the portfolio exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

17

The principal risks presented by the portfolio are:

•	Credit/Default Risk — The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade may involve a substantial risk of default. For more information see “Credit Quality Risk” in “More About Investment Strategies and Risks.”

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Foreign Investing Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Lower-Rated Securities Risk — Bonds rated below investment grade (i.e., BB by S&P or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. For more information, see “Lower-Rated Securities Risk” in “More About Investment Strategies & Risks.”

•	Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

•	Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or risk. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

18

The following bar chart illustrates the annual total returns for the portfolio’s Class A shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
3.42% (2002 3rd Quarter)	–2.20% (2002 2nd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class A shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Core Bond Portfolio	4.13%	5.53%
Lehman Brothers Aggregate Bond Index*	4.34%	6.19%
*	For more information on this index, see the following section “Description of Benchmarks.”

19

AXA PREMIER VIP AGGRESSIVE EQUITY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. Marsico Capital Management, LLC MFS Investment Management Provident Investment Counsel, Inc.

Key Term

•	Equity — Equity securities include common stocks and other equity-type securities such as preferred stocks, warrants and securities convertible into common stock.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The portfolio invests primarily in securities of large capitalization growth companies, although the sub-advisers may invest, to a certain extent, in equity securities of small- and mid-capitalization growth companies as well. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment and small/mid capitalization companies are companies with lower (but generally at least $100 million) market capitalization at the time of investment. Each sub-adviser places an emphasis on identifying securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the sub-adviser, in current market valuations.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio may also invest in companies in cyclical industries, emerging growth companies, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand), companies whose growth prospects are not recognized by the market and less widely known companies. For purposes of this portfolio, emerging growth companies are those that a sub-adviser believes are early in their life cycle but have the potential to become major enterprises or are major enterprises which a sub-adviser believes have above-average growth prospects or those whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

The portfolio may invest up to 25% of its total assets in securities of foreign companies and may also make use of various other investment strategies (e.g., investments in debt securities, making secured loans of its portfolio securities). The portfolio may also use derivatives, including writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers, subject to the approval of the Trust’s board of trustees.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or risk. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of

20

risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. Growth companies tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult to sell at the time and the price that the seller would like. This may result in a loss or may be costly to the portfolio.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Small- and Mid-Capitalization Risk — Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies. In addition, investments in small- and mid-capitalization companies may decline when investments in large-capitalization companies are in favor.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below is principally the performance of its predecessor registered investment company. On August 15, 2003, the portfolio merged with EQ/Aggressive Stock Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by AXA Equitable, and assumed its operating history and performance record, which, in turn, assumed the operating history and performance record of its predecessor, HRT Alliance Aggressive Stock Portfolio, which transferred its assets to the EQ/Aggressive Stock Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods commencing on or after October 19, 1999 is that of EQ/Aggressive Stock Portfolio and the performance shown for periods prior to that date is that of HRT Alliance Aggressive Stock Portfolio, whose inception date is January 27, 1986. The performance results of these portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because the portfolio’s predecessor was advised by one investment sub-adviser until May 1, 2000. After that date, the predecessor portfolio employed multiple investment sub-advisers.

The following bar chart illustrates the annual total returns for the portfolio’s Class A shares for each of the last ten calendar years of operations.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
26.11% (1998 4th Quarter)	–27.19% (1998 3rd Quarter)

21

The table below shows how the average annual total returns for the portfolio’s Class A shares for the one-year, five-year and ten-year periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Ten Years
AXA Premier VIP Aggressive Equity Portfolio	12.38%	(6.36)%	4.34%
Russell 3000 Growth Index*	6.93%	(8.87)%	9.30%
*	For more information on this index, see “Description of Benchmarks.”

22

AXA PREMIER VIP HIGH YIELD PORTFOLIO

Manager:	AXA Equitable

Sub-adviser:	Alliance Capital Management L.P. Pacific Investment Management Company LLC

Key Term

•	Below Investment Grade Bonds — Bonds rated BB or lower by ratings agencies and pay a higher yield to compensate for its greater risk.

Investment Goal

High total return through a combination of current income and capital appreciation.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds that are rated below investment grade (so called “junk bonds”), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. Junk bonds generally have a higher current yield but are rated Ba or lower by Moody’s or BB or lower by S&P or, if unrated, are of comparable quality. The portfolio also may invest, to a limited extent, in illiquid securities.

The portfolio’s sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers. The portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the portfolio’s investments will be income producing.

The portfolio’s sub-advisers may, when consistent with the portfolio’s investment objective, use derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps and interest rate swaps) and indexed securities. The portfolio will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the portfolio as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The portfolio may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates. The portfolio’s sub-adviser’s may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of its portfolio securities in order to enhance its current return and to reduce fluctuations in net asset value.

In the event that any securities held by the portfolio fall below those ratings at the time of purchase, the portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the sub-adviser believes that such investments are considered appropriate under the circumstances.

The portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to two or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers, subject to the approval of the Trust’s board of trustees.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

23

The principal risks presented by the portfolio are:

•	Credit/Default Risk — The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade may involve a substantial risk of default. For more information, see “Credit Quality Risk” in “More About Investment Strategies and Risks.”

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or risk. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult to sell at the time and the price that the seller would like. This may result in a loss or may be more costly to the portfolio.

•	Lower-Rated Securities Risk — Bonds rated below investment grade (i.e., BB by S&P or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. For more information, see “Lower-Rated Securities Risk” in “More About Investment Strategies & Risks.”

•	Loan Participation Risk — The portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the portfolio could be held liable as a co-lender.

•	Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

24

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below is principally the performance of its predecessor registered investment company. On August 15, 2003, the portfolio merged with EQ/High Yield Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by AXA Equitable, and assumed its operating history and performance record, which, in turn, assumed the operating history and performance record of its predecessor, HRT Alliance High Yield Portfolio, which transferred its assets to the EQ/High Yield Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods commencing on or after October 19, 1999 is that of EQ/High Yield Portfolio and the performance shown for periods prior to that date is that of HRT Alliance High Yield Portfolio, whose inception date is January 2, 1987. The performance results of these portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because the portfolio’s predecessor was advised by one investment sub-adviser until July 15, 2002. After that date, the predecessor portfolio employed multiple investment sub-advisers.

The following bar chart illustrates the annual total returns for the portfolio’s Class A shares for each of the last ten calendar years of operations.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
8.05% (1997 2nd Quarter)	–11.04% (1998 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class A shares for the one-year, five-year and ten-year periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Ten Years
AXA Premier VIP High Yield Portfolio	9.02%	3.74%	6.76%
Credit Suisse First Boston Global High Yield Index*	11.95%	8.17%	8.62%
*	For more information on this index, see “Description of Benchmarks.”

25

PORTFOLIO FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold Class A shares of the portfolio. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses. There are no fees or charges to buy or sell shares of the portfolio, reinvest dividends or exchange into other portfolios.

Annual Portfolio Operating Expenses

(expenses that are deducted from portfolio assets, as a percentage of average daily net assets)

	AXA Premier VIP Large Cap Growth Portfolio	AXA Premier VIP Large Cap Core Equity Portfolio
Management fee	0.90%	0.90%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.26%	0.32%
Total operating expenses	1.16%	1.22%
(Less fee waiver)/expense reimbursement*	(0.06)%	(0.12)%
Net operating expenses**	1.10%	1.10%
	AXA Premier VIP Large Cap Value Portfolio	AXA Premier VIP Small/Mid Cap Growth Portfolio
Management fee	0.90%	1.10%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.25%	0.25%
Total operating expenses	1.15%	1.35%
(Less fee waiver)/expense reimbursement*	(0.05)%	0.00%
Net operating expenses**	1.10%	1.35%
	AXA Premier VIP Small/Mid Cap Value Portfolio	AXA Premier VIP International Equity Portfolio
Management fee	1.10%	1.05%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.25%	0.50%
Total operating expenses	1.35%	1.55%
(Less fee waiver)/expense reimbursement*	0.00%	0.00%
Net operating expenses**	1.35%	1.55%
	AXA Premier VIP Technology Portfolio	AXA Premier VIP Health Care Portfolio
Management fee	1.20%	1.20%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.40%	0.40%
Total operating expenses	1.60%	1.60%
(Less fee waiver)/expense reimbursement*	0.00%	0.00%
Net operating expenses**	1.60%	1.60%
	AXA Premier VIP Core Bond Portfolio
Management fee	0.60%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.20%
Total operating expenses	0.80%
(Less fee waiver)/expense reimbursement*	(0.10)%
Net operating expenses**	0.70%
	AXA Premier VIP Aggressive Equity Portfolio	AXA Premier VIP High Yield Portfolio
Management fee	0.62%	0.58%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.18%	0.18%
Total operating expenses	0.80%	0.76%
*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the portfolio until April 30, 2006 (“Expense Limitation Agreement”) so that the Total Operating Expenses of the portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Manager may discontinue these arrangements at any time after April 30, 2006. For more information on the Expense Limitation Agreement, see “Management Team—The Manager and the Sub-advisers—Expense Limitation Agreement”.
**	A portion of the brokerage commissions that the portfolio pays is used to reduce the portfolio’s expenses. Including this reduction, the Net Operating Expenses for each of the portfolios (other than Core Bond Portfolio and High Yield Portfolio) for the fiscal year ended December 31, 2004 was 1.05% for Large Cap Growth Portfolio, 1.07% for Large Cap Core Equity Portfolio, 0.96% for Large Cap Value Portfolio, 1.25% for Small/Mid Cap Growth Portfolio, 1.29% for Small/Mid Cap Value Portfolio, 1.50% for International Equity Portfolio, 1.50% for Technology Portfolio, 1.56% for Health Care Portfolio and 0.68% for Aggressive Equity Portfolio.

26

PORTFOLIO FEES & EXPENSES (cont’d)

Example

This Example is intended to help you compare the direct and indirect cost of investing in each portfolio with the cost of investing in other investment options.

The Example assumes that:

•	You invest $10,000 in the portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The portfolio’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This Example should not be considered a representation of past or future expenses of the portfolios. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	AXA Premier VIP Large Cap Growth Portfolio	AXA Premier VIP Large Cap Core Equity Portfolio
1 year	$ 112	$ 112
3 years	$ 363	$ 375
5 years	$ 633	$ 659
10 years	$1,404	$1,467

	AXA Premier VIP Large Cap Value Portfolio	AXA Premier VIP Small/Mid Cap Growth Portfolio
1 year	$ 112	$ 137
3 years	$ 360	$ 428
5 years	$ 628	$ 739
10 years	$1,393	$1,624

	AXA Premier VIP Small/Mid Cap Value Portfolio	AXA Premier VIP International Equity Portfolio
1 year	$ 137	$ 158
3 years	$ 428	$ 490
5 years	$ 739	$ 845
10 years	$1,624	$1,845

	AXA Premier VIP Technology Portfolio	AXA Premier VIP Health Care Portfolio
1 year	$ 163	$ 163
3 years	$ 505	$ 505
5 years	$ 871	$ 871
10 years	$1,900	$1,900

	AXA Premier VIP Core Bond Portfolio	AXA Premier VIP Aggressive Equity Portfolio
1 year	$ 72	$ 82
3 years	$ 245	$ 255
5 years	$ 434	$ 444
10 years	$ 980	$ 990

AXA Premier VIP High Yield Portfolio
1 year	$ 78
3 years	$ 243
5 years	$ 422
10 years	$ 942

27

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Additional Risks

The portfolios have principal investment strategies that come with inherent risks. Each portfolio’s principal risks are described in its principal risks section. The following is a list of additional risks to which each portfolio may be subject by investing in various types of securities or engaging in various practices. Unless otherwise indicated, each risk applies to all the portfolios.

Currency Risk.  The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Derivatives Risk.  A portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Foreign Investing and Emerging Markets Risks.  The value of a portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

Information Risk.  The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk.  When interest rates decline, the value of a portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

Leverage Risk.  The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

This may result in a loss or may be costly to a portfolio.

Credit Quality Risk.  The actual or perceived reduction in the creditworthiness of debt issuers generally will have adverse effects on the values of their debt securities. It is possible that the issuer of a security will not be able to make interest and principal payments when due. Discontinuation of these payments could substantially adversely affect the price of the bond. Lower rated bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s creditworthiness. In addition, issuers of lower rated bonds may be more susceptible than other issuers to economic downturns. Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Discontinuation of these payments could adversely affect the price of the bond. Only the Health Care Portfolio, Technology Portfolio, Core Bond Portfolio and High Yield Portfolio currently are permitted to invest more than 5% of their assets in lower rated bonds.

Lower-Rated Securities Risk.  Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Bonds rated below investment grade (i.e., BB by S&P or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the portfolio’s net asset value. A portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. Only the Health Care Portfolio, Technology Portfolio, Core Bond Portfolio and High Yield Portfolio currently are permitted to invest more than 5% of their assets in lower rated bonds.

Security Risk.  The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company’s financial condition as well as overall market and economic conditions.

28

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

Market Risk.  The risk that securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Multiple Sub-Adviser Risk.  Each of the portfolios employs multiple sub-advisers. Each sub-adviser independently chooses and maintains a portfolio of securities for the portfolio and each is responsible for investing a specific allocated portion of the portfolio’s assets. Because each sub-adviser will be managing its allocated portion of the portfolio independently from the other sub-adviser(s), the same security may be held in different portions of a portfolio, or may be acquired for one portion of a portfolio at a time when a sub-adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other sub-adviser(s) believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the portfolio. Because each sub-adviser directs the trading for its own portion of the portfolio, and does not aggregate its transactions with those of the other sub-advisers, the portfolio may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire portfolio.

Opportunity Risk.  The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Political Risk.  The risk of losses directly attributable to government or political actions.

Portfolio Turnover Risk.  High portfolio turnover may result in increased transaction costs to a portfolio, which would reduce investment returns. The Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, Technology Portfolio, Health Care Portfolio, Core Bond Portfolio and Aggressive Equity Portfolio historically have had a high portfolio turnover.

Special Situations Risk.  The Large Cap Core Equity Portfolio and International Equity Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce the expected gains or produce a loss for the portfolio.

Unseasoned Companies Risk.  The Small/Mid Cap Growth Portfolio, Small/Mid Cap Value Portfolio, International Equity Portfolio, Technology Portfolio, Health Care Portfolio and Aggressive Equity Portfolio can invest in small unseasoned companies. These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Valuation Risk.  The risk that a portfolio has valued certain securities at a higher price than it can sell them for.

Securities Lending Risk.  For purposes of realizing additional income, each portfolio may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk.

Additional Investment Strategies

The following is a list of additional investment strategies. Unless otherwise indicated, each investment strategy applies to all the portfolios. For further information about investment strategies, see the portfolios’ Statement of Additional Information (“SAI”).

Derivatives.  The portfolios can use “derivative” instruments to seek enhanced returns or to try to hedge investment risks, although it is not anticipated that they will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and forward contracts are examples of “derivatives.”

Foreign Investing.  The portfolios may invest in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Portfolio Turnover.  The portfolios do not restrict the frequency of trading. The portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

29

MANAGEMENT TEAM

The Manager and the Sub-advisers

The Manager

AXA Equitable, through its AXA Funds Management Group unit, 1290 Avenue of the Americas, New York, New York 10104, serves as the manager of each portfolio. AXA Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable has a variety of responsibilities for the general management and administration of the Trust and the portfolios, including the selection of sub-advisers. AXA Equitable plays an active role in monitoring each portfolio and sub-adviser and uses systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. AXA Equitable also monitors each sub-adviser’s portfolio management team to ensure that investment activities remain consistent with the portfolios’ investment style and objectives.

Beyond performance analysis, AXA Equitable monitors significant changes that may impact the sub-adviser’s overall business. AXA Equitable monitors continuity in the sub-adviser’s operations and changes in investment personnel and senior management. AXA Equitable also performs annual due diligence reviews with each sub-adviser.

In its capacity as manager, AXA Equitable obtains detailed, comprehensive information concerning portfolio and sub-adviser performance and portfolio operations that is used to supervise and monitor the sub-advisers and the portfolio operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which portfolio performance is measured.

AXA Equitable selects sub-advisers from a pool of candidates, including its affiliates, to manage the portfolios. AXA Equitable may add to, dismiss or substitute for the sub-advisers responsible for managing a portfolio’s assets subject to the approval of the Trust’s board of trustees. AXA Equitable also has discretion to allocate each portfolio’s assets among the portfolio’s sub-advisers. AXA Equitable recommends sub-advisers for each portfolio to the board of trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the portfolios are not associated with any one portfolio manager, and benefit from specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and AXA Equitable does not expect to recommend frequent changes of sub-advisers. AXA Equitable has received an exemptive order from the SEC to permit it and the board of trustees to select and replace a portfolio’s sub-advisers and to amend the sub-advisory agreements between AXA Equitable and the sub-advisers without obtaining shareholder approval. Accordingly, AXA Equitable is able, subject to the approval of the board of trustees, to appoint and replace sub- advisers and to amend sub-advisory agreements without obtaining shareholder approval. When a new sub-adviser is retained for a portfolio, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an Affiliated Adviser unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected portfolio’s shareholders. Alliance Capital Management L.P. and AXA Rosenberg Investment Management LLC, two of the current sub-advisers, are affiliates of AXA Equitable.

The Sub-advisers

Each portfolio’s investments are selected by two or more sub-advisers, which act independently of one another. The following describes each portfolio’s sub-advisers, portfolio manager(s) and each portfolio manager’s business experience.

A I M Capital Management, Inc. (“AIM”) serves as a Sub-adviser to AXA Premier VIP Health Care Portfolio. AIM is an indirect wholly owned subsidiary of AIM Management Group Inc. (“AIM Management”). AIM Management is a wholly owned subsidiary of AMVESCAP PLC, one of the world’s largest investment services companies. As of December 31, 2004, AIM Management had approximately $138 billion in assets under management.

Alliance Capital Management L.P. (“Alliance Capital”) serves as a Sub-adviser to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Large Cap Value Portfolio, AXA Premier VIP Small/Mid Cap Growth Portfolio, AXA Premier VIP Aggressive Equity Portfolio and AXA Premier VIP High Yield Portfolio. In addition, Alliance Capital, through its Bernstein Investment Research and Management unit (“Bernstein Unit”), serves as a Sub-Adviser to AXA Premier VIP Large Cap Core Equity Portfolio and AXA Premier VIP International Equity Portfolio. Alliance Capital, a limited partnership, is indirectly majority owned by AXA Equitable. As of December 31, 2004, Alliance Capital had approximately $539 billion in assets under management.

AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) serves as a Sub-adviser to AXA Premier VIP Small/Mid Cap Value Portfolio. AXA Rosenberg is a wholly owned subsidiary of AXA Rosenberg Group LLC (“AXA Rosenberg Group”). AXA Investment Managers S. A., a French société anonyme and investment arm of AXA, a French insurance holding company that includes AXA Equitable among its subsidiaries, holds a majority interest in AXA Rosenberg Group. As of December 31, 2004, AXA Rosenberg Group had approximately $56 billion in assets under management.

30

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

BlackRock Advisors, Inc. (“BAI”) serves as a Sub-adviser to AXA Premier VIP Core Bond Portfolio. BAI is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., a publicly traded diversified financial services company. As of December 31, 2004, BAI had approximately $342 billion in assets under management.

Firsthand Capital Management, Inc. (“Firsthand”) serves as a Sub-adviser to AXA Premier VIP Technology Portfolio. Kevin M. Landis is the controlling shareholder of Firsthand. As of December 31, 2004, Firsthand had approximately $1.02 billion in assets under management.

Franklin Advisers, Inc. (“Franklin”) serves as a Sub-adviser to AXA Premier VIP Small/Mid Cap Growth Portfolio. Franklin is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2004, Franklin, together with its affiliates, had approximately $402 billion in assets under management.

Institutional Capital Corporation (“ICAP”) serves as a Sub-adviser to AXA Premier VIP Large Cap Value Portfolio. ICAP is an employee owned money management firm. Robert H. Lyon is the controlling shareholder of ICAP. As of December 31, 2004, ICAP had approximately $8.9 billion in assets under management.

Janus Capital Management LLC (“Janus”) serves as a Sub-adviser to AXA Premier VIP Large Cap Core Equity Portfolio. Janus is a direct subsidiary of Janus Capital Group Inc. (“JCG”), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2004, JCG had approximately $139 billion in assets under management.

J.P. Morgan Investment Management Inc. (“J.P. Morgan”) serves as a Sub-adviser to AXA Premier VIP International Equity Portfolio. J.P. Morgan is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. and an indirect wholly owned subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. As of December 31, 2004, J.P. Morgan had approximately $791 billion in assets under management.

Marsico Capital Management, LLC (“Marsico”) serves as a Sub-adviser to AXA Premier VIP International Equity Portfolio and AXA Premier VIP Aggressive Equity Portfolio. Marsico is an indirect wholly owned subsidiary of Bank of America Corporation. As of December 31, 2004, Marsico had approximately $44 billion in assets under management.

MFS Investment Management (“MFS”) serves as a Sub-adviser to AXA Premier VIP Large Cap Value Portfolio and AXA Premier VIP Aggressive Equity Portfolio. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada Inc., a diversified financial services organization. As of December 31, 2004, MFS had approximately $146.4 billion in assets under management.

Pacific Investment Management Company LLC (“PIMCO”) serves as a Sub-adviser to AXA Premier VIP Core Bond Portfolio and AXA Premier VIP High Yield Portfolio. PIMCO, a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz Aktiengesellschaft (“Allianz AG”) is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP. As of December 31, 2004, PIMCO had approximately $445.7 billion in assets under management.

Provident Investment Counsel, Inc. (“Provident”) serves as a Sub-adviser to AXA Premier VIP Small/Mid Cap Growth Portfolio and AXA Premier VIP Aggressive Equity Portfolio. Provident is a wholly owned subsidiary of Old Mutual Asset Managers (US) LLC. As of December 31, 2004, Provident had approximately $6 billion in assets under management.

RCM Capital Management LLC (“RCM”) serves as a Sub-adviser to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Technology Portfolio and AXA Premier VIP Health Care Portfolio. RCM is an indirect wholly owned subsidiary of Allianz AG, a European-based, multi-national insurance and financial services holding company. As of December 31, 2004, RCM had approximately $22.7 billion in assets under management.

TCW Investment Management Company (“TCW”) serves as a Sub-adviser to AXA Premier VIP Large Cap Growth Portfolio and AXA Premier VIP Small/Mid Cap Value Portfolio. TCW is a wholly owned subsidiary of The TCW Group, Inc. Société Générale Asset Management, S.A. holds a majority interest in The TCW Group, Inc. Société Géneralé Asset Management, S.A. is a wholly owned subsidiary of Société Générale, S.A., a publicly held financial firm headquartered in Paris, France. As of December 31, 2004, TCW had approximately $109 billion in assets under management or committed to management.

Thornburg Investment Management, Inc. (“Thornburg”) serves as a Sub-adviser to AXA Premier VIP Large Cap Core Equity Portfolio. Thornburg is an employee owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg. As of December 31, 2004, Thornburg had approximately $12.6 billion in assets under management.

Wellington Management Company, LLP (“Wellington Management”) serves as a Sub-adviser to AXA Premier VIP Small/Mid Cap Value Portfolio, AXA Premier VIP Health Care Portfolio and AXA Premier VIP Technology Portfolio. Wellington Management is a limited liability partnership whose sole business is investment management. Wellington Management is owned by 87 partners, all active in the business. The managing partners of Wellington Management are Laurie A. Gabriel, John R. Ryan and Perry M. Traquina. As of December 31, 2004, Wellington Management had approximately $470 billion in assets under management.

31

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Large Cap Growth Portfolio	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager William D. Baird

The management of and decisions for the portfolio are made by the US Disciplined Growth Team. The US Disciplined Growth Team relies heavily on the fundamental analysis and research of Alliance Capital’s large internal research staff. While all members work jointly to determine the investment strategy, including security selection, William D. Baird is responsible for day-to-day management of the portfolio.

Mr. Baird is a senior vice president and Portfolio Manager. He has had portfolio management responsibility for more than 5 years prior thereto. Mr. Baird joined Alliance Capital in 1994 as a quantitative analyst and became a member of the US Disciplined Growth Team in 1995.

RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Managers Scott T. Migliori Seth A. Reicher

Scott T. Migliori, Director and Co-Chief Investment Officer, U.S. Large Cap Select Growth Equities and Seth A. Reicher, Managing Director and Co-Chief Investment Officer of RCM are primarily responsible for the day-to-day management of the portfolio.

Mr. Migliori is a Senior Portfolio Manager on the U.S. Large Cap Equity Portfolio Management Team since 2003. He joined RCM in 2003 as a Director and Senior Portfolio Manager. Prior to joining RCM, Mr. Migliori was an equity research analyst, then Portfolio Manager and Analyst, and senior co-manager at Provident Investment Counsel, Inc. from 1995 to 2003.

Mr. Reicher has been a Managing Director and Co-Chief Investment Officer of RCM since 2000 and has been a Senior Portfolio Manager since 1997. Mr. Reicher joined RCM as an Analyst in 1993.

TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017 Portfolio Managers Craig C. Blum Stephen A. Burlingame

Craig C. Blum, Managing Director, U.S. Equities and Stephen A. Burlingame, Managing Director, U.S. Equities of TCW are primarily responsible for the day-to-day management of the portfolio.

Mr. Blum previously served as a Managing Director, U.S. Equities, TCW Concentrated Core Equities. In 2003 he served as a Senior Vice President, U.S. TCW Concentrated Core Equities and from 2001 to 2002 he was Vice President, U.S. Equities, Central Research Analyst. Mr. Blum joined TCW in 1999 as a U.S. Equities Central Research Analyst and in 2000 he became Assistant Vice President, U.S. Equities, Central Research Analyst.

Mr. Burlingame previously served as a Managing Director, U.S. Equities TCW Concentrated Core Equities and in 2003 he served as a Senior Vice President, U.S. Equities, TCW Concentrated Core Equities, from 2001 to 2002 he was Vice President, U.S. Equities, Central Research Analyst. Mr. Burlingame joined TCW in 2000 as an Assistant Vice President, U.S. Equities, Central Research Analyst.

32

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Large Cap Core Equity Portfolio	Alliance Capital Management L.P. (Bernstein Investment Research and Management unit) 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The management of and investment decisions for the portfolio are made by the US Value Investment Policy Group, comprised of Senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of Alliance Capital’s large internal research staff. No one person is principally responsible for making recommendations for the portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the portfolio are Marilyn Fedak, John Mahedy, Chris Marx and John Phillips.

Ms. Fedak has been Chief Investment Officer — US Value Equities and Chairman of the US Value Equity Investment Policy Group since 1993. In 2003, she became head of the Bernstein value equities business. She serves on Alliance Capital’s Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak served on the board of directors of Sanford C. Bernstein & Co., Inc. from 1994 until the combination with Alliance Capital in 2000.

Mr. Mahedy was named Co-Chief Investment Officer — US Value Equities in 2003. He continues to serve as Director of Research — US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in Bernstein’s institutional research and brokerage unit.

Mr. Marx is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He joined Alliance Capital in 1997 as a research analyst and has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco.

Mr. Phillips is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He is also chairman of Bernstein’s Proxy Voting Committee. Mr. Phillips joined Bernstein in 1994 and has had portfolio management responsibilities since that time.

	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206 Portfolio Manager E. Marc Pinto	E. Marc Pinto is primarily responsible for day-to-day management of the portfolio. Mr. Pinto manages institutional separate accounts in the Large Cap Growth discipline. Mr. Pinto has been a portfolio manager with Janus or its predecessor since 1994.

	Thornburg Investment Management, Inc. 119 East Marcy Street Santa Fe, NM 87501 Portfolio Manager William V. Fries, CFA	William V. Fries is primarily responsible for day-to-day management of the portfolio. Mr. Fries has been a Managing Director and Portfolio Manager of Thornburg since 1995.

33

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Large Cap Value Portfolio	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager Aryeh Glatter

The management of and investment decisions for the portfolio are made by the Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of Alliance Capital’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Aryeh Glatter is responsible for day-to-day management of the portfolio.

Mr. Glatter is Vice President and US Relative Value Portfolio Manager. He has had portfolio management responsibility for more than 5 years prior thereto. Mr. Glatter joined Alliance Capital in 1993 and served as an equity analyst in the small-cap area following consumer related industries, primarily the retailing, leisure, consumer products, apparel and lodging industries.

	Institutional Capital Corporation 225 West Wacker Drive Suite 2400 Chicago, IL 60606 Portfolio Manager Robert H. Lyon	Robert H. Lyon is primarily responsible for day-to-day management of the portfolio. Mr. Lyon has been President and Chief Investment Officer of ICAP since 1992.

	MFS Investment Management 500 Boylston Street Boston, MA 02116 Portfolio Manager Steven R. Gorham	Steven R. Gorham is primarily responsible for day-to-day management of the portfolio. Mr. Gorham is a portfolio manager with MFS and has been employed in the investment management area of MFS since 1992.

34

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Small/Mid Cap Growth Portfolio	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Managers Bruce K. Aronow N. Kumar Kirpalani Samantha S. Lau Mark A. Attalienti

The management of and investment decisions for the portfolio are made by Alliance Capital’s US Small/SMID Cap Growth Investment Team, which is responsible for management of all of Alliance Capital’s US Small/SMID Cap Growth accounts. The US Small/SMIT Cap Growth Investment Team relies heavily on the fundamental analysis and research of the US Small/SMID Cap Growth Team. In addition, the team draws upon the research of Alliance Capital’s industry analysts as well as other portfolio management teams. The four members of the US Small/SMID Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the portfolio are Bruce K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Mark A. Attalienti.

Mr. Aronow, Senior Vice President, Portfolio Manager/Research Analyst, serves as team leader for the Small/SMID Cap Growth product and is also responsible for research and portfolio management for the Small/SMID Cap Growth consumer/commercial sectors. Mr. Aronow joined Alliance Capital in 1999 and has had portfolio management responsibilities since that time.

Mr. Kirpalani joined Alliance Capital as an Investment Professional in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth industrials sector.

Ms. Lau joined Alliance Capital as an Investment Professional in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth technology sector.

Mr. Attalienti joined Alliance Capital as an Investment Professional in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth healthcare sector.

Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403 Portfolio Management Team

Edward B. Jamieson, Executive Vice President, Chief Investment Officer-Franklin Equity Group and Portfolio Manager, and Michael McCarthy, Senior Vice President, Director of Research and Portfolio Manager are primarily responsible for the day-to-day management of the portfolio.

Mr. Jamieson has had portfolio management responsibilities with Franklin and its predecessor since 1987.

Mr. McCarthy joined Franklin in 1992 and has 12 years of experience in the investment management industry.

Provident Investment Counsel, Inc. 300 North Lake Avenue Pasadena, CA 91101 Portfolio Management Team

James M. Landreth, Evelyn D. Lapham and John J. Yoon are primarily responsible for the day-to-day management of the portfolio. Members of the team work jointly to determine investment strategy and security selection for the portfolio.

Mr. Landreth, a Senior Vice President, Portfolio Manager and Analyst joined Provident in 1993 as an investment professional and has 16 years of experience in the investment management industry.

Ms. Lapham, a Managing Director, Co-Lead Portfolio Manager and Analyst joined Provident in 1997 as an investment professional and has 24 years of experience in the investment management industry.

Mr. Yoon, a Senior Vice President, Co-Lead Portfolio Manager and Analyst joined provident in 1995 as an investment professional and has 17 years of experience in the investment management industry.

35

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Small/Mid Cap Value Portfolio	AXA Rosenberg Investment Management LLC 4 Orinda Way Building E Orinda, CA 94563 Portfolio Engineer William E. Ricks

Investment decisions arise from AXA Rosenberg’s automatic expert system processing which combines proprietary software programs and comprehensive databases to replicate the decisions financial experts might make in a perfect world. A team of personnel employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, is jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by the investment model and for the day-to-day operations of the accounts.

William E. Ricks, Ph.D., CPA is the Chief Executive Officer and Chief Investment Officer of AXA Rosenberg. He is responsible for the overseeing the implementation of AXA Rosenberg’s investment strategies, which are primarily driven by stock selection and portfolio construction models. To that end, he has overall responsibility for the various aspects of AXA Rosenberg’s investment process, including trading, operations, portfolio engineering, and portfolio construction. From 1989 to 1998, he was a research associate, a portfolio engineer and the Director of Accounting Research at Rosenberg Institutional Equity Management, now called AXA Rosenberg.

TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017 Portfolio Managers Nicholas F. Galluccio Susan I. Suvall

Nicholas F. Galluccio and Susan I. Suvall are primarily responsible for the day-to-day management of the portfolio.

Mr. Galluccio has been a Managing Director of TCW since 1997. He joined TCW in 1982 as an Equity Analyst.

Ms. Suvall has been a Managing Director of TCW since 1998. She joined TCW in 1985 as a Special Situations Analyst.

	Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Manager James N. Mordy	James N. Mordy is primarily responsible for day-to-day management of the portfolio. Mr. Mordy, a Senior Vice President of Wellington Management, has served as Portfolio Manager of the portfolio since 2002. Mr. Mordy joined Wellington Management in 1985 as an investment professional.

36

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP International Equity Portfolio	Alliance Capital Management L.P. (Bernstein Investment Research and Management unit) 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The management of and investment decisions for the portfolio are made by the Global Value Investment Policy Group, comprised of senior Global Value Investment Team members. The Global Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for the portfolio. The four members of the portfolio are: Sharon Fay, Kevin Simms, Giulio Martini and Henry D’Auria.

Ms. Fay was appointed CIO-Global Value equities in 2003, assuming oversight for all portfolio-management and research activities relating to cross-border and non-US value investment portfolios. In addition to her role as CIO of Global Value Equities and Chairman of the Global Investment Policy Group, Ms. Fay serves as Co-CIO-European and UK Value equities; previously the CIO for both services from 1999 to 2004. She also serves on the firm’s Executive Committee, the group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fay joined Bernstein in 1990 as a research analyst.

Mr. Simms was named Co-CIO-International Value equities in 2003, which he has assumed in addition to his role as director of research-Global and International Value equities, a position he has held since 2000. Between 1998 and 2000, he served as director of research-Emerging Markets Value equities. He joined Bernstein in 1992 as a research analyst.

Mr. Martini was appointed to head the newly created quantitative strategies team within the value-equities unit. Mr. Martini was named chief international economist with responsibility for currency strategies and senior portfolio manager on the international and global value equities team in 1992. Prior to that, Mr. Martini had served as a senior economist concentrating on US research since joining Bernstein in 1985.

Mr. D’Auria was named Co-CIO of International Value equities in 2003, adding to his responsibilities as CIO — Emerging Markets Value equities, which he assumed in 2002. Mr. D’Auria was one of the chief architects of Bernstein’s global research department, which he managed from 1998 through 2002. Mr. D’Auria joined the firm in 1991 as a research analyst.

J.P. Morgan Investment Management Inc. 522 Fifth Avenue New York, NY 10036 Portfolio Management Team

Howard Williams and James Fisher are primarily responsible for the day-to-day management of the portfolio.

Mr. Howard joined J.P. Morgan as a portfolio manager in 1994 and is currently a Managing Director and the head of J.P. Morgan’s Global Portfolios Group.

Mr. Fisher joined J.P. Morgan in 1985 as a trainee portfolio manager and is currently a Managing Director and Portfolio Manager in J.P. Morgan’s Global Portfolios Group.

	Marsico Capital Management, LLC 1200 17th Street Suite 1600 Denver, CO 80202 Portfolio Manager James G. Gendelman	James G. Gendelman is primarily responsible for day-to-day management of the portfolio. Mr. Gendelman has been associated with Marsico as a Portfolio Manager and Senior Analyst since 2000.

37

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Technology Portfolio	Firsthand Capital Management, Inc. 125 South Market Suite 1200 San Jose, CA 95113 Portfolio Manager Kevin M. Landis	Kevin M. Landis is primarily responsible for day-to-day management of the portfolio. Mr. Landis has been the Chief Investment Officer, Chief Executive Officer and Portfolio Manager of Firsthand for the past five years. Mr. Landis co-founded the firm in 1993.

RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Managers Huachen Chen Walter C. Price

Huachen Chen and Walter C. Price are primarily responsible for day-to-day management of the portfolio.

Mr. Chen is a Managing Director, Senior Analyst and Portfolio Manager and has been associated with RCM Since 1994. He joined RCM in 1984 as a Securities Analyst.

Mr. Price has been a Managing Director, Senior Analyst and Portfolio Manager of RCM since 1978. He joined RCM in 1974 as a Senior Securities Analyst.

Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Managers John F. Averill Bruce L. Glazer Anita M. Killian Vikram Murthy Scott E. Simpson Eric Stromquist

John F. Averill, Bruce L. Glazer, Anita M. Killian, Vikram Murthy, Scott E. Simpson and Eric Stromquist are primarily responsible for day-to-day management of the portfolio.

Mr. Averill, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the portfolio since 2003.

Mr. Glazer, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1997. Mr. Glazer has been involved in portfolio management and securities analysis for the portfolio since 2003.

Ms. Killian, a Vice President of Wellington Management, joined the firm as an investment professional in 2000. Ms. Killian has been involved in portfolio management and securities analysis for the portfolio since 2003. Prior to joining the firm, Ms. Killian was an investment professional with VALUEQUEST/TA from 1997 to 2000.

Mr. Murthy, a Vice President of Wellington Management, joined the firm as an investment professional in 2001. Mr. Murthy has been involved in portfolio management and securities analysis for the portfolio since 2003. Prior to joining Wellington Management, Mr. Murthy was a business strategy manager in the Attractions division of the Walt Disney Company from 1996 to 1999.

Mr. Simpson, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1995. Mr. Simpson has been involved in portfolio management and securities analysis for the portfolio since 2003.

Mr. Stromquist, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1989. Mr. Stromquist has been involved in portfolio management and securities analysis for the portfolio since 2003.

38

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Health Care Portfolio	A I M Capital Management, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046 Portfolio Management Team

The portion of assets allocated to AIM is managed by a team of investment professionals. The individual members of the team are Michael Yellen, Kirk L. Anderson and Bryan A. Unterhalter.

Mr. Yellen, Senior Portfolio Manager, has been responsible for the portfolio since 2002 and has been associated with AIM and/or its affiliates since 1994.

Mr. Anderson, Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 1994.

Mr. Unterhalter, Portfolio Manager, has been responsible for the fund since 2004 and has been associated with AIM and/or its affiliates since 1997.

	RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Manager Selena A. Chaisson	Selena A. Chaisson, MD, Director, Senior Analyst and Global Sector Head-Healthcare is primarily responsible for day-to-day management of the portfolio. Dr. Chaisson re-joined RCM in 2004 as Director, Head of U.S. Healthcare. From 1999 to 2003, she was associated with Tieger Management and Amerindo Investment Advisors and was the founder and principal of Coyote Capital. From 1994 to 1999, Dr. Chaisson worked as a healthcare analyst at RCM and later as a Partner.

Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Managers Ann C. Gallo Robert L. Deresiewicz Jean M. Hynes Kirk J. Mayer Joseph H. Schwartz

Ann C. Gallo, Robert L. Deresiewicz, Jean M. Hynes, Kirk J. Mayer and Joseph H. Schwartz are primarily responsible for day-to-day management of the portfolio.

Ms. Gallo, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1998. Ms. Gallo has been involved in portfolio management and securities analysis for the portfolio since its inception.

Mr. Deresiewicz, a Vice President of Wellington Management, joined the firm as an investment professional in 2000. Mr. Deresiewicz has been involved in portfolio management and securities analysis for the portfolio since 2004. Prior to joining the firm, Mr. Deresiewicz was an Assistant Professor of Medicine at the Harvard Medical School and an Associate Physician in the Division of Infectious Diseases at the Brigham and Women’s Hospital (1987-1998), and in graduate school at Harvard Business School (2000).

Ms. Hynes, a Senior Vice President of Wellington Management, joined the firm in 1991 and has been an investment professional since 1993. Ms. Hynes has been involved in portfolio management and securities analysis for the portfolio since its inception.

Mr. Mayer, a Vice President of Wellington Management, joined the firm as an investment professional in 1998. Mr. Mayer has been involved in portfolio management and securities analysis for the portfolio since its inception.

Mr. Schwartz, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1983. Mr. Schwartz has been involved in portfolio management and securities analysis for the portfolio since its inception.

39

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Core Bond Portfolio	BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Portfolio Managers Scott M. Amero Keith T. Anderson

Scott M. Amero and Keith T. Anderson are primarily responsible for day-to-day management of the portfolio. Messrs. Anderson and Amero lead BlackRock Advisors’ Fixed Income Team, which consists of 50 portfolio managers including eight lead sector specialists in the major fixed-income sectors, as well as 28 credit research analysts and over 250 quantitative research analysts. The Fixed Income Team, using an approach that leverages the individual expertise of the team members, manages the Portfolio utilizing BlackRock Advisors’ risk management analytics to regularly evaluate the composition of the portfolio.

Mr. Anderson is a Managing Director at BlackRock Advisors, and has been a Managing Director of BlackRock since 1988. Mr. Amero is a Managing Director at BlackRock Advisors, and has been a Managing Director of BlackRock since 1990.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock Advisors’ team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

Pacific Investment Management Company LLC 840 Newport Center Drive Suite 300 Newport Beach, CA 92660 Portfolio Management Team

Paul A. McCulley is primarily responsible for day-to-day management of the portfolio.

Mr. McCulley is managing director, generalist portfolio manager, member of the investment committee and head of PIMCO’s Short-Term Desk. Mr. McCulley joined the firm in 1999, previously serving as Chief Economist for the Americas for UBS Warburg. He has twenty-one years of investment experience.

William H. Gross is managing director and chief investment officer and was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience.

40

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Aggressive Equity Portfolio	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager Catherine Wood

The management of and investment decisions for the portfolio are made by Catherine Wood. Ms. Wood is a member of the Alliance Capital US Mid/All Cap Growth team. In addition, Ms. Wood relies heavily on the fundamental analysis and research of Alliance Capital’s large internal research staff and the Research for Strategic Change Team.

Ms. Wood is senior vice president and Team Leader for Alliance US Mid/All Cap Growth. She is also the Chief Investment Officer of Alliance Capital’s Regent Investor Services. Ms. Wood joined Alliance Capital in 2001 from Tupelo Capital Management, where she was a general partner, co-managing global equity-oriented portfolios. Prior to that, Ms. Wood worked for 18 years with Jennison Associates as a director and portfolio manager, equity research analyst and chief economist.

	Marsico Capital Management, LLC 1200 17th Street Denver, CO 80202 Portfolio Manager Thomas F. Marsico	Thomas F. Marsico is primarily responsible for day-to-day management of the portfolio. Thomas F. Marsico has been Chief Executive Officer of Marsico since its inception in 1997. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

MFS Investment Management 500 Boylston Street Boston, MA 02116 Portfolio Management Team

David Sette-Ducati and Eric B. Fishman are primarily responsible for the day-to-day management of the portfolio.

Mr. Sette-Ducati has been a Senior Vice President and Portfolio Manager at MFS since 2001. Prior to that time he served as Vice President and Portfolio Manager at MFS.

Mr. Fishman has been Vice President and Portfolio Manager since April 2002. Prior to that time he was a research analyst with MFS since 2000.

Provident Investment Counsel, Inc. 300 North Lake Avenue Pasadena, CA 91101 Portfolio Management Team

Derek S. Derman, Donald E. Evenson and Susan J. Perkins are primarily responsible for the day-to-day management of the portfolio. Members of the team work jointly to determine investment strategy and security selection for the portfolio.

Mr. Derman, a Senior Vice President, Portfolio Manager and Analyst joined Provident in 2001. Prior to joining Provident, Mr. Derman worked at Wedbush Morgan Securities as a research analyst. Mr. Derman has 14 years of experience in the investment management industry.

Mr. Evenson, a Senior Vice President, Lead Portfolio Manager and Analyst joined Provident in 1994 as an investment professional and has 15 years of experience in the investment management industry.

Ms. Perkins, a Senior Vice President, Portfolio Manager and Analyst joined Provident in 1999 as an investment professional and has 24 years of experience in the investment management industry.

41

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP High Yield Portfolio	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager Sheryl Rothman

The management of and investment decisions for the portfolio are made by Alliance Capital’s High Yield Fixed Income Team, which is responsible for management of all of the Alliance Capital’s High Yield Fixed Income accounts. The High Yield Fixed Income Investment Team relies heavily on the fundamental analysis and research of Alliance Capital’s large internal credit research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Ms. Sheryl Rothman is responsible for day-to-day management of the portfolio.

Ms. Rothman is senior vice president and Portfolio Manager, responsible for managing Alliance Capital’s institutional high-yield portfolios. Previously, she was a private placement specialist in the Corporate Bond/Credit Research group responsible for analyzing, negotiating and documenting new privately placed fixed-income investments. Ms. Rothman joined Alliance Capital in 1993 from Equitable Capital Management Corporation where she was a managing director in the Corporate Finance Department and was directly involved in structuring and negotiating the firm’s participation in various leveraged buyout transactions.

	Pacific Investment Management Company 840 Newport Center Drive Suite 300 Newport Beach, CA 92660 Raymond G. Kennedy	Raymond G. Kennedy is primarily responsible for the day-to-day management of the portfolio. Mr. Kennedy is a managing director, portfolio manager and senior member of PIMCO’s investment strategy group that manages high yield funds and oversees bank loan trading and collateralized debt obligations. Mr. Kennedy joined the firm in 1996, previously having been associated with the Prudential Insurance Company of America as a private placement asset manager, where he was responsible for investing and managing a portfolio of investment grade and high yield privately placed fixed income securities. He has seventeen years of investment management.

The Trust’s Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the portfolios.

Management Fees

Each portfolio pays a fee to AXA Equitable for management services. The Large Cap Core Equity Portfolio, Large Cap Growth Portfolio and Large Cap Value Portfolio each pay a management fee at an annual rate of 0.90% of the average daily net assets of the portfolio. The Small/Mid Cap Growth Portfolio and Small/Mid Cap Value Portfolio each pay a management fee at an annual rate of 1.10% of the average daily net assets of the portfolio. The International Equity Portfolio pays a management fee at an annual rate of 1.05% of the average daily net assets of the portfolio. The Technology Portfolio and Health Care Portfolio each pay a management fee at an annual rate of 1.20% of the average daily net assets of the portfolio. The Core Bond Portfolio and High Yield Portfolio each pay a management fee at an annual rate of up to 0.60% of the average daily net assets of the portfolio. The Aggressive Equity Portfolio pays a management fee at an annual rate of up to 0.65% of the average daily net assets of the portfolio.

A discussion of the basis for the decision by the Trust’s board of trustees to approve the investment management agreement with AXA Equitable and the investment advisory agreements with the sub-advisers is available in the Trust’s Statement of Additional Information.

The sub-advisers are paid by AXA Equitable. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by AXA Equitable, without shareholder approval.

42

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program.

For these administrative services, in addition to the management fee, each portfolio pays AXA Equitable a fee at an annual rate of 0.15% of the portfolio’s total average net assets plus $35,000 per portfolio and an additional $35,000 for each portion of the portfolio for which separate administrative services are provided (e.g., portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style).

Expense Limitation Agreement

In the interest of limiting until April 30, 2006 the expenses of each portfolio (except Aggressive Equity Portfolio and High Yield Portfolio), the Manager has entered into an expense limitation agreement with the Trust with respect to the portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each portfolio’s business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to 1.10% for the Large Cap Growth Portfolio, the Large Cap Core Equity Portfolio and the Large Cap Value Portfolio, 1.35% for the Small/Mid Cap Growth Portfolio and the Small/Mid Cap Value Portfolio, 1.55% for the International Equity Portfolio, 1.60% for the Technology Portfolio and the Health Care Portfolio, and 0.70% for the Core Bond Portfolio.

AXA Equitable may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the portfolio’s expense ratio and such reimbursements do not exceed the portfolio’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped all eligible previous payments made, the portfolio will be charged such lower expenses.

43

PORTFOLIO SERVICES

Buying and Selling Shares

Each portfolio offers Class A and Class B shares. All shares are purchased and sold at their net asset value without any sales load. These portfolios are not designed for market-timers, see the section entitled “Purchase Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

Purchase Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the portfolios in particular, the International Equity Portfolio. Excessive purchases and redemptions of shares of a portfolio may adversely affect portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies, which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by Contractholders. The Trust and the portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in portfolio shares. As a general matter, each portfolio and the Trust reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the portfolio’s other shareholders or would disrupt the management of the portfolio.

The Trust’s polices and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all shareholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•	The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•	The limits on our ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions on an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

44

PORTFOLIO SERVICES (cont’d)

AXA Equitable currently considers transfers into and out of (or vice versa) a portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s aggregate deposits or aggregate redemptions exceed a certain threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of any portfolio described in this Prospectus.

Restriction	Situation
The portfolio may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
A portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of Equitable.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value	=	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price you pay for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is placed by an insurance company or qualified retirement plan.

•	A portfolio heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

Generally, portfolio securities are valued as follows:

•	Equity securities — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) — based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) — amortized cost (which approximates market value).

45

PORTFOLIO SERVICES (cont’d)

•	Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange will materially affect its value. In that case, fair value as determined by or under the direction of the board of trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates. Because foreign securities sometimes trade on days when a portfolio’s shares are not priced, the value of a portfolio’s investment that includes such securities may change on days when shares of the portfolio cannot be purchased or redeemed.

•	Options — last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Investment Company Securities — shares of open-end mutual funds held by a portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•	Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the Trust’s board of trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value of fund shares is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of fund shares is determined, may be reflected in the Trust’s calculations of net asset values for certain portfolios when the Trust deems that the event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to traders seeking to take advantage of information available to them that is not the basis of Trust valuation actions, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s NAV by those traders.

Dividends and Other Distributions

The portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. The Core Bond Portfolio normally pays dividends of net investment income monthly, and its net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the portfolios.

Tax Consequences

Each portfolio is treated as a separate entity, and intends to continue to qualify to be treated as a regulated investment company, for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (portfolio) level. They pass through their income and gains to their shareholders by making distributions. A portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, types of income, and distribution requirements. Although the Trust intends that each portfolio will be operated to have no federal tax liability, if any portfolio has any federal tax liability, that could hurt the investment performance. Also, any portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each portfolio to maintain its regulated investment company status because the shareholders of the portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the portfolio meet tax qualification rules for variable insurance contracts. If a portfolio failed to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through that portfolio could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Manager and as the administrator for the Trust, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

Contract owners seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.

46

GLOSSARY OF TERMS

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Capital gain distributions — Payments to a portfolio’s shareholders of profits earned from selling securities in that portfolio. Capital gain distributions are usually paid once a year.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in comparable interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a portfolio on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield — The rate at which a portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the Securities and Exchange Commission.

47

DESCRIPTION OF BENCHMARKS

Each portfolio’s performance is compared to that of a broad-based securities market index.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Russell 3000 Index

Composed of 3,000 large U.S. securities, as determined by total market capitalization. This index is capitalization weighted and represents approximately 98% of the investable U.S. equity market.

Russell 1000 Growth Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

Russell 1000 Value Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Russell 1000 Index

Contains 1,000 of the largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 2000 Index

Contains 2,000 of the smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Growth Index

Contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

Russell 2500 Value Index

Contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Growth universe.

Russell 3000 Growth Index

Is an unmanaged index that measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Technology Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed technology companies by the Russell sector classification scheme. This sector includes securities in the following industries: computer hardware, computer software, communications technology, electrical & electronics, semiconductors, and scientific equipment & suppliers. The index is market value weighted.

48

DESCRIPTION OF BENCHMARKS (cont’d)

Russell 1000 Healthcare Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed healthcare companies by the Russell sector classification scheme.

Morgan Stanley Capital International EAFE Index

Contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the index, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the EAFE index. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader EAFE index. EAFE index assumes dividends reinvested net of withholding taxes and do not reflect any fees and expenses.

Lehman Brothers Aggregate Bond Index

Covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, taxable municipal securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, a bond must have at least one year remaining to final maturity, $200 million in par value outstanding, rated Baa3 or better by Moody’s, and rated BBB- or better by S&P (and if neither is available for CMBS, then Fitch is used) have a fixed coupon rate, and be U.S. dollar denominated.

Credit Suisse First Boston Global High Yield Index

Is an unmanaged trader priced index that mirrors the public high-yield debt market.

49

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Trust’s Class A and Class B shares. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the portfolio’s operations). The information below has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Trust’s financial statements as of December 31, 2004 appears in the Trust’s Annual Report. Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all dividends and disbursements). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

AXA Premier VIP Large Cap Growth Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003	2002(a)	2004	2003	2002(a)
Net asset value, beginning of year	$9.03	$6.90	$10.00	$8.99	$6.88	$10.00

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.01)	(0.01)	(0.04)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.64	2.14	(3.09)	0.63	2.14	(3.09)

Total from investment operations	0.63	2.13	(3.10)	0.59	2.11	(3.12)

Net asset value, end of year	$9.66	$9.03	$6.90	$9.58	$8.99	$6.88

Total return	6.98%	30.87%	(31.00)%	6.56%	30.67%	(31.20)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,166	$8,168	$2,637	$343,638	$253,326	$76,577
Ratio of expenses to average net assets:
After waivers	1.10%	1.10%	1.10%	1.35%	1.35%	1.35%
After waivers and fees paid indirectly	1.05%	1.07%	0.96%	1.30%	1.32%	1.21%
Before waivers and fees paid indirectly	1.16%	1.33%	1.84%	1.41%	1.58%	2.09%
Ratio of net investment loss to average net assets:
After waivers	(0.23)%	(0.32)%	(0.31)%	(0.48)%	(0.57)%	(0.56)%
After waivers and fees paid indirectly	(0.18)%	(0.29)%	(0.17)%	(0.43)%	(0.54)%	(0.42)%
Before waivers and fees paid indirectly	(0.29)%	(0.55)%	(1.05)%	(0.54)%	(0.80)%	(1.30)%
Portfolio turnover rate	53%	30%	19%	53%	30%	19%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$0.01	$0.01	$0.06	$0.01	$0.01	$0.05

50

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Large Cap Core Equity Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003	2002(a)	2004	2003	2002(a)
Net asset value, beginning of year	$9.89	$7.73	$10.00	$9.89	$7.73	$10.00

Income (loss) from investment operations:
Net investment income	0.08	0.03	0.05	0.05	0.01	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.90	2.17	(2.28)	0.91	2.16	(2.27)

Total from investment operations	0.98	2.20	(2.23)	0.96	2.17	(2.25)

Less distributions:
Dividends from net investment income	(0.13)	(0.04)	(0.04)	(0.10)	(0.01)	(0.02)
Distributions from realized gains	(0.37)	—	—	(0.37)	—	—

Total dividends and distributions	(0.50)	(0.04)	(0.04)	(0.47)	(0.01)	(0.02)

Net asset value, end of year	$10.37	$9.89	$7.73	$10.38	$9.89	$7.73

Total return	9.92%	28.41%	(22.34)%	9.75%	28.09%	(22.53)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,932	$5,049	$2,305	$173,875	$136,178	$48,689
Ratio of expenses to average net assets:
After waivers	1.10%	1.10%	1.10%	1.35%	1.35%	1.35%
After waivers and fees paid indirectly	1.07%	1.07%	1.04%	1.32%	1.32%	1.29%
Before waivers and fees paid indirectly	1.22%	1.42%	2.02%	1.47%	1.67%	2.27%
Ratio of net investment income (loss) to average net assets:
After waivers	0.79%	0.42%	0.49%	0.54%	0.17%	0.24%
After waivers and fees paid indirectly	0.82%	0.45%	0.55%	0.57%	0.20%	0.30%
Before waivers and fees paid indirectly	0.67%	0.10%	(0.43)%	0.42%	(0.15)%	(0.68)%
Portfolio turnover rate	52%	45%	39%	52%	45%	39%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.03	$0.08	$0.01	$0.03	$0.08

51

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Large Cap Value Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003	2002(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.28	$7.98	$10.00	$10.28	$7.98	$10.00

Income (loss) from investment operations:
Net investment income	0.13	0.07	0.09	0.12	0.05	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.36	2.43	(2.05)	1.34	2.43	(2.05)

Total from investment operations	1.49	2.50	(1.96)	1.46	2.48	(1.98)

Less distributions:
Dividends from net investment income	(0.14)	(0.07)	(0.06)	(0.11)	(0.05)	(0.04)
Distributions from realized gains	(0.64)	(0.13)	—	(0.64)	(0.13)	—

Total dividends and distributions	(0.78)	(0.20)	(0.06)	(0.75)	(0.18)	(0.04)

Net asset value, end of year	$10.99	$10.28	$7.98	$10.99	$10.28	$7.98

Total return	14.71%	31.44%	(19.63)%	14.42%	31.11%	(19.84)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$9,758	$5,999	$2,345	$406,626	$256,460	$86,036
Ratio of expenses to average net assets:
After waivers	1.10%	1.10%	1.10%	1.35%	1.35%	1.35%
After waivers and fees paid indirectly	0.96%	1.03%	0.92%	1.21%	1.28%	1.17%
Before waivers and fees paid indirectly	1.15%	1.33%	1.77%	1.40%	1.58%	2.02%
Ratio of net investment income to average net assets:
After waivers	1.35%	0.92%	0.90%	1.10%	0.67%	0.65%
After waivers and fees paid indirectly	1.49%	0.99%	1.08%	1.24%	0.74%	0.83%
Before waivers and fees paid indirectly	1.30%	0.69%	0.23%	1.05%	0.44%	(0.02)%
Portfolio turnover rate	99%	135%	129%	99%	135%	129%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.02	$0.06	$0.01	$0.02	$0.06

52

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Small/Mid Cap Growth Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003	2002(a)	2004	2003	2002(a)
Net asset value, beginning of year	$8.75	$6.30	$10.00	$8.70	$6.28	$10.00

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.02)	(0.06)	(0.09)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	1.10	2.58	(3.64)	1.10	2.58	(3.64)

Total from investment operations	1.04	2.56	(3.70)	1.01	2.53	(3.72)

Less distributions:
Distributions from net realized gains	(0.16)	(0.11)	—	(0.16)	(0.11)	—

Net asset value, end of year	$9.63	$8.75	$6.30	$9.55	$8.70	$6.28

Total return	12.04%	40.60%	(37.00)%	11.76%	40.25%	37.20%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$395,739	$242,059	$2,571	$468,973	$334,622	$85,237
Ratio of expenses to average net assets:
After waivers	1.35%	1.35%	1.35%	1.60%	1.60%	1.60%
After waivers and fees paid indirectly	1.25%	1.21%	1.26%	1.50%	1.46%	1.51%
Before waivers and fees paid indirectly	1.35%	1.45%	2.06%	1.60%	1.70%	2.31%
Ratio of net investment loss to average net assets:
After waivers	(1.00)%	(0.96)%	(0.99)%	(1.25)%	(1.21)%	(1.24)%
After waivers and fees paid indirectly	(0.90)%	(0.82)%	(0.90)%	(1.15)%	(1.07)%	(1.15)%
Before waivers and fees paid indirectly	(1.00)%	(1.06)%	(1.70)%	(1.25)%	(1.31)%	(1.95)%
Portfolio turnover rate	76%	119%	196%	76%	119%	196%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$—	$0.01	$0.05	$—	$0.01	$0.05

53

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Small/Mid Cap Value Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003	2002(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.50	$7.49	$10.00	$10.45	$7.47	$10.00

Income (loss) from investment operations:
Net investment income	0.01	0.01	0.01	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.60	3.06	(2.52)	1.59	3.05	(2.52)

Total from investment operations	1.61	3.07	(2.51)	1.57	3.04	(2.53)

Less distributions:
Distributions from realized gains	(0.63)	(0.06)	—	(0.63)	(0.06)	—

Net asset value, end of year	$11.48	$10.50	$7.49	$11.39	$10.45	$7.47

Total return	15.47%	40.94%	(25.10)%	15.16%	40.64%	(25.30)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$842,150	$546,951	$2,981	$498,370	$321,345	$93,565
Ratio of expenses to average net assets:
After waivers	1.35%	1.35%	1.35%	1.60%	1.60%	1.60%
After waivers and fees paid indirectly	1.29%	1.27%	1.21%	1.54%	1.52%	1.46%
Before waivers and fees paid indirectly	1.35%	1.41%	1.93%	1.60%	1.66%	2.18%
Ratio of net investment income (loss) to average net assets:
After waivers	0.02%	0.01%	0.03%	(0.23)%	(0.24)%	(0.22)%
After waivers and fees paid indirectly	0.08%	0.09%	0.17%	(0.17)%	(0.16)%	(0.08)%
Before waivers and fees paid indirectly	0.02%	(0.05)%	(0.55)%	(0.23)%	(0.30)%	(0.80)%
Portfolio turnover rate	61%	63%	88%	61%	63%	88%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$—	$0.01	$0.05	$—	$0.01	$0.05

54

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP International Equity Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003	2002(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.60	$7.93	$10.00	$10.58	$7.91	$10.00

Income from investment operations:
Net investment income	0.09	0.05	0.03	0.07	0.03	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.83	2.69	(2.10)	1.82	2.69	(2.10)

Total from investment operations	1.92	2.74	(2.07)	1.89	2.72	(2.09)

Less distributions:
Dividends from net investment income	(0.12)	(0.07)	—	(0.09)	(0.05)	—
Distributions from realized gains	(0.26)	—	—	(0.26)	—	—

Total dividends and distributions	(0.38)	(0.07)	—	(0.35)	(0.05)	—

Net asset value, end of year	$12.14	$10.60	$7.93	$12.12	$10.58	$7.91

Total return	18.18%	34.64%	(20.70)%	17.91%	34.39%	(20.90)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$238,906	$16,003	$2,180	$336,354	$166,915	$47,097
Ratio of expenses to average net assets:
After waivers	1.55%	1.55%	1.55%	1.80%	1.80%	1.80%
After waivers and fees paid indirectly	1.50%	1.48%	1.53%	1.75%	1.73%	1.78%
Before waivers and fees paid indirectly	1.55%	1.78%	2.72%	1.80%	2.03%	2.97%
Ratio of net investment income (loss) to average net assets:
After waivers	0.73%	0.45%	0.35%	0.48%	0.20%	0.10%
After waivers and fees paid indirectly	0.78%	0.52%	0.37%	0.53%	0.27%	0.12%
Before waivers and fees paid indirectly	0.73%	0.22%	(0.82)%	0.48%	(0.03)%	(1.07)%
Portfolio turnover rate	83%	72%	22%	83%	72%	22%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$—	$0.02	$0.10	$—	$0.02	$0.10

55

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Technology Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003	2002(a)	2004	2003	2002(a)
Net asset value, beginning of year	$8.87	$5.76	$10.00	$8.82	$5.74	$10.00

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.05)	(0.08)	(0.06)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.50	3.38	(4.16)	0.49	3.36	(4.17)

Total from investment operations	0.45	3.33	(4.24)	0.43	3.30	(4.26)

Less distributions:
Distributions from realized gains	(0.06)	(0.22)	—	(0.06)	(0.22)	—

Net asset value, end of year	$9.26	$8.87	$5.76	$9.19	$8.82	$5.74

Total return	5.25%	58.24%	(42.50)%	5.05%	57.64%	(42.60)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$25,939	$9,303	$1,597	$486,608	$113,251	$21,937
Ratio of expenses to average net assets:
After waivers	1.60%	1.60%	1.60%	1.85%	1.85%	1.85%
After waivers and fees paid indirectly	1.50%	1.45%	1.48%	1.75%	1.70%	1.73%
Before waivers and fees paid indirectly	1.60%	2.03%	3.52%	1.85%	2.28%	3.77%
Ratio of net investment loss to average net assets:
After waivers	(0.80)%	(1.35)%	(1.29)%	(1.05)%	(1.60)%	(1.54)%
After waivers and fees paid indirectly	(0.70)%	(1.20)%	(1.17)%	(0.95)%	(1.45)%	(1.42)%
Before waivers and fees paid indirectly	(0.80)%	(1.78)%	(3.21)%	(1.05)%	(2.03)%	(3.46)%
Portfolio turnover rate	160%	169%	154%	160%	169%	154%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$—	$0.02	$0.13	$—	$0.02	$0.13

56

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Health Care Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003(a)	2002(a)	2004	2003(a)	2002(a)
Net asset value, beginning of year	$10.22	$8.02	$10.00	$10.17	$8.01	$10.00

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.06)	(0.06)	(0.07)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.28	2.35	(1.92)	1.27	2.33	(1.91)

Total from investment operations	1.23	2.29	(1.98)	1.20	2.25	(1.99)

Less distributions:
Distributions from net realized gains	(0.67)	(0.09)	—	(0.67)	(0.09)	—

Net asset value, end of year	$10.78	$10.22	$8.02	$10.70	$10.17	$8.01

Total return	12.32%	28.59%	(19.80)%	12.09%	28.12%	(19.90)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$10,588	$6,376	$2,506	$270,570	$167,416	$49,826
Ratio of expenses to average net assets:
After waivers	1.60%	1.60%	1.60%	1.85%	1.85%	1.85%
After waivers and fees paid indirectly	1.56%	1.59%	1.57%	1.81%	1.84%	1.82%
Before waivers and fees paid indirectly	1.60%	1.68%	2.34%	1.85%	1.93%	2.59%
Ratio of net investment loss to average net assets:
After waivers	(0.59)%	(0.69)%	(0.73)%	(0.84)%	(0.94)%	(0.98)%
After waivers and fees paid indirectly	(0.55)%	(0.68)%	(0.70)%	(0.80)%	(0.93)%	(0.95)%
Before waivers and fees paid indirectly	(0.59)%	(0.77)%	(1.47)%	(0.84)%	(1.02)%	(1.72)%
Portfolio turnover rate	127%	108%	91%	127%	108%	91%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$—	$0.01	$0.06	$—	$0.01	$0.06

57

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Core Bond Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003	2002(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.42	$10.37	$10.00	$10.41	$10.37	$10.00

Income from investment operations:
Net investment income	0.24	0.24	0.34	0.22	0.20	0.31
Net realized and unrealized gain on investments and foreign currency transactions	0.18	0.18	0.48	0.18	0.19	0.49

Total from investment operations	0.42	0.42	0.82	0.40	0.39	0.80

Less distributions:
Dividends from net investment income	(0.26)	(0.25)	(0.32)	(0.24)	(0.23)	(0.30)
Distributions from realized gains	(0.15)	(0.12)	(0.13)	(0.15)	(0.12)	(0.13)

Total dividends and distributions	(0.41)	(0.37)	(0.45)	(0.39)	(0.35)	(0.43)

Net asset value, end of year	$10.43	$10.42	$10.37	$10.42	$10.41	$10.37

Total return	4.13%	4.10%	8.42%	3.87%	3.74%	8.21%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$944,330	$431,203	$4,614	$781,977	$666,007	$345,589
Ratio of expenses to average net assets:
After waivers	0.70%	0.70%	0.70%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.70%	0.70%	0.70%	0.95%	0.95%	0.95%
Before waivers and fees paid indirectly	0.80%	0.86%	1.01%	1.05%	1.11%	1.26%
Ratio of net investment income to average net assets:
After waivers	2.38%	2.23%	3.28%	2.13%	1.98%	3.03%
After waivers and fees paid indirectly	2.38%	2.23%	3.28%	2.13%	1.98%	3.03%
Before waivers and fees paid indirectly	2.28%	2.07%	2.97%	2.03%	1.82%	2.72%
Portfolio turnover rate	767%	633%	536%	767%	633%	536%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.02	$0.03	$0.01	$0.02	$0.03

58

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Aggressive Equity Portfolio(d)

	Class A						Class B
	Year Ended December 31,						Year Ended December 31,
	2004	2003	2002	2001(a)	2000(a)		2004	2003	2002	2001(a)	2000(a)
Net asset value, beginning of year	$22.45	$16.29	$22.83	$30.61	$38.01		$22.22	$16.16	$22.72	$30.46	$37.83

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.01)	(0.01)	0.11	0.12		(0.08)	(0.06)	(0.07)	0.03	0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.81	6.17	(6.53)	(7.76)	(5.00)		2.77	6.12	(6.49)	(7.70)	(4.99)

Total from investment operations	2.78	6.16	(6.54)	(7.65)	(4.88)		2.69	6.06	(6.56)	(7.67)	(4.93)

Less distributions:
Dividends from net investment income	—	—	— #	(0.10)	(0.13)		—	—	— #	(0.04)	(0.05)
Distributions from realized gains	—	—	—	(0.03)	(2.39)		—	—	—	(0.03)	(2.39)

Total dividends and distributions	—	—	— #	(0.13)	(2.52)		—	—	— #	(0.07)	(2.44)

Net asset value, end of year	$25.23	$22.45	$16.29	$22.83	$30.61		$24.91	$22.22	$16.16	$22.72	$30.46

Total return	12.38%	37.90%	(28.68)%	(24.99)%	(13.13)%		12.11%	37.50%	(28.86)%	(25.18)%	(13.35)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,485,132	$2,141,844	$1,333,623	$2,179,759	$3,285,884		$258,689	$225,426	$146,909	$219,748	$267,858
Ratio of expenses to average net assets:
After fees paid indirectly	0.68%	0.70%	0.66%	N/A	N/A		0.93%	0.95%	0.91%	N/A	N/A
Before fees paid indirectly	0.80%	0.77%	0.71%	0.69%	0.65	%(b)	1.05%	1.02%	0.96%	0.94%	0.90	%(b)
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.12)%	(0.09)%	(0.11)%	N/A	N/A		(0.37)%	(0.34)%	(0.36)%	N/A	N/A
Before fees paid indirectly	(0.24)%	(0.16)%	(0.16)%	0.42%	0.35	%(b)	(0.49)%	(0.41)%	(0.41)%	0.12%	0.10	%(b)
Portfolio turnover rate	111%	119%	112%	195%	151%		111%	119%	112%	195%	151%

59

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP High Yield Portfolio(c)

	Class A					Class B
	Year Ended December 31,					Year Ended December 31,
	2004(a)	2003(a)	2002(a)	2001(a)	2000(a)	2004(a)	2003(a)	2002(a)	2001(a)	2000(a)
Net asset value, beginning of year	$5.63	$4.82	$5.46	$6.00	$7.43	$5.59	$4.79	$5.43	$5.97	$7.40

Income from investment operations:
Net investment income	0.42	0.42	0.48	0.63	0.76	0.40	0.40	0.47	0.58	0.74
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.09	0.69	(0.63)	(0.58)	(1.40)	0.09	0.68	(0.63)	(0.54)	(1.40)

Total from investment operations	0.51	1.11	(0.15)	0.05	(0.64)	0.49	1.08	(0.16)	0.04	(0.66)

Less distributions:
Dividends from net investment income	(0.39)	(0.30)	(0.49)	(0.59)	(0.79)	(0.37)	(0.28)	(0.48)	(0.58)	(0.77)

Net asset value, end of year	$5.75	$5.63	$4.82	$5.46	$6.00	$5.71	$5.59	$4.79	$5.43	$5.97

Total return	9.02%	22.97%	(2.72)%	0.89%	(8.65)%	8.75%	22.54%	(2.96)%	0.66%	(8.90)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$974,088	$784,005	$234,361	$254,910	$263,012	$1,029,570	$823,114	$330,804	$285,484	$230,916
Ratio of expenses to average net assets	0.76%	0.75%	0.69%	0.67%	0.67%	1.01%	1.00%	0.94%	0.92%	0.92%
Ratio of net investment income to average net assets	7.20%	7.67%	9.21%	10.15%	10.54%	6.95%	7.42%	8.96%	9.97%	10.28%
Portfolio turnover rate	78%	66%	141%	88%	87%	78%	66%	141%	88%	87%

#	Per share amount is less than $0.01.
(a)	Net investment income and capital changes are based on monthly average shares outstanding.
(b)	Reflects overall fund ratios for investment income and non-class specific expense.
(c)	On August 15, 2003, this Portfolio received, through a merger, the assets and liabilities of the EQ/High Yield Portfolio that followed the same investment objectives of this Portfolio. The information from January 1, 2000 through August 14, 2003 is that of the predecessor EQ/High Yield Portfolio. Information for the year ended December 31, 2003 includes the results of the operations of the predecessor EQ/High Yield Portfolio from January 1, 2003 through August 14, 2003.
(d)	On August 15, 2003, this Portfolio received, through a merger, the assets and liabilities of the EQ/Aggressive Stock Portfolio that followed the same investment objectives of this Portfolio. The information from January 1, 2000 through August 14, 2003 is that of the predecessor EQ/Aggressive Stock Portfolio. Information for the year ended December 31, 2003 includes the results of the operations of the predecessor EQ/Aggressive Stock Portfolio from January 1, 2003 through August 14, 2003.

60

If you would like more information about the portfolios, the following documents are available free upon request. The Trust does not have a website available for accessing such information.

Annual and Semi-Annual Reports — Includes more information about the portfolios’ performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the portfolios, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

Portfolio Holdings — A description of the portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the portfolios’ SAI.

To order a free copy of a portfolio’s SAI and/or Annual and Semi-Annual Report, contact your financial professional, or the portfolios at:

AXA Premier VIP Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 877-222-2144

Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-0102.

AXA Premier VIP Trust

AXA Premier VIP Large Cap Growth Portfolio

AXA Premier VIP Large Cap Core Equity Portfolio

AXA Premier VIP Large Cap Value Portfolio

AXA Premier VIP Small/Mid Cap Growth Portfolio

AXA Premier VIP Small/Mid Cap Value Portfolio

AXA Premier VIP International Equity Portfolio

AXA Premier VIP Technology Portfolio AXA Premier VIP Health Care Portfolio AXA Premier VIP Core Bond Portfolio AXA Premier VIP Aggressive Equity Portfolio AXA Premier VIP High Yield Portfolio

(Investment Company Act File No. 811-10509)

© 2005 AXA Premier VIP Trust

PROSPECTUS MAY 1, 2005

AXA PREMIER VIP TRUST

AXA Premier VIP Large Cap Growth Portfolio

AXA Premier VIP Large Cap Core Equity Portfolio

AXA Premier VIP Large Cap Value Portfolio

AXA Premier VIP Small/Mid Cap Growth Portfolio

AXA Premier VIP Small/Mid Cap Value Portfolio

AXA Premier VIP International Equity Portfolio

AXA Premier VIP Technology Portfolio

AXA Premier VIP Health Care Portfolio

AXA Premier VIP Core Bond Portfolio

AXA Premier VIP Aggressive Equity Portfolio

AXA Premier VIP High Yield Portfolio

The Securities and Exchange Commission has not approved any portfolio’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

AXA Premier VIP Trust (“Trust”) is comprised of sixteen (16) distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes Class B shares of eleven (11) of the Trust’s portfolios. Each portfolio is a diversified portfolio, except AXA Premier VIP Technology Portfolio and AXA Premier VIP Health Care Portfolio, which are non-diversified portfolios sometimes referred to as “sector portfolios.” Information on each portfolio, including investment objectives, investment strategies and investment risks, can be found on the pages following this introduction. In addition, a Glossary of Terms can also be found at the back of this prospectus. The investment objective of a portfolio is not a fundamental policy and may be changed without a shareholder vote. Each portfolio has a policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in the type of investment suggested by its name as more specifically set forth in the portfolio descriptions. These policies may not be changed without providing sixty (60) days’ written notice to shareholders of the relevant portfolio.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the portfolios that are available under your Contract or under your retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contract owner or participant under a Contract. Not all of the portfolios may be available under your Contract or under your retirement plan. In addition, certain of these portfolios may be available only as underlying investment portfolios of the AXA Allocation Portfolios and may not be available directly as an investment option under your Contract or under your retirement plan. You should consult your Contract prospectus or retirement plan documents to see which portfolios are available.

The investment manager to each portfolio is AXA Equitable. The day-to-day management of each portfolio is provided by one or more investment sub-advisers. Information regarding AXA Equitable and the sub-advisers is included under “Management Team” in this prospectus. AXA Equitable may allocate a portfolio’s assets to additional sub-advisers subject to approval of the Trust’s board of trustees. In addition, AXA Equitable may, subject to the approval of the Trust’s board of trustees, appoint, dismiss and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an “affiliated person” of AXA Equitable (as that term is defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (“1940 Act”)) (“Affiliated Adviser”), such as Alliance Capital Management L.P. and AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is approved by the affected portfolio’s shareholders.

The co-distributors for each portfolio are AXA Advisors, LLC and AXA Distributors, LLC.

An investment in a portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these portfolios, be sure to read all risk disclosures carefully before investing.

Table of

AXA PREMIER VIP LARGE CAP GROWTH PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. RCM Capital Management LLC TCW Investment Management Company

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers focus on identifying companies expected to grow at a faster rate than the U.S. economy. This process involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, including to seek more attractive growth prospects.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

1

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class B shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
13.40% (2003 2nd Quarter)	–19.07% (2002 2nd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class B shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Large Cap Growth Portfolio	6.56%	(1.42)%
Russell 1000 Growth Index*	6.30%	(0.18)%
*	For more information on this index, see the following section “Description of Benchmarks.”

2

AXA PREMIER VIP LARGE CAP CORE EQUITY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. (Bernstein Unit)
Janus Capital Management LLC
Thornburg Investment Management, Inc.

Key Terms

•	Core Investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

Each sub-adviser generally chooses investments that include either companies with above average growth prospects, companies selling at reasonable valuations, or both. Among other things, these processes involve researching and evaluating individual companies for potential investment. Each sub-adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

3

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class B shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
16.01% (2003 2nd Quarter)	–15.05% (2002 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class B shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Large Cap Core Equity Portfolio	9.75%	2.89%
Standard & Poor’s 500 Index*	10.88%	3.59%
*	For more information on this index, see the following section “Description of Benchmarks.”

4

AXA PREMIER VIP LARGE CAP VALUE PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P.
Institutional Capital Corporation
MFS Investment Management

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers focus primarily on stocks that are currently under-priced using certain financial measurements, including the stock’s price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment. This approach often leads the portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “value” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

5

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class B shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
15.27% (2003 2nd Quarter)	–17.12% (2002 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class B shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Large Cap Value Portfolio	14.42%	6.34%
Russell 1000 Value Index*	16.49%	8.57%
*	For more information on this index, see the following section “Description of Benchmarks.”

6

AXA PREMIER VIP SMALL/MID CAP GROWTH PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P.
Franklin Advisers, Inc.
Provident Investment Counsel, Inc.

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•	Small/Mid Cap Companies — Companies with market capitalization within the range of companies in the Russell 2000 Index and Russell Midcap Index.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Index at the time of investment. The market capitalization of companies included in these indices currently ranges from approximately $22 million to $18.5 billion.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers will utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle. In choosing investments, sub-advisers utilize a process that involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

7

•	Small- and Mid-Capitalization Risk — Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies. In addition, investments in small- and mid-capitalization companies may decline when large-capitalization companies are in favor.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class B shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
20.36% (2003 2nd Quarter)	–21.61% (2002 2nd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class B shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Small/Mid Cap Growth Portfolio	11.76%	(0.53)%
Russell 2500 Growth Index*	14.59%	5.93%
*	For more information on this index, see the following section “Description of Benchmarks.”

8

AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AXA Rosenberg Investment Management LLC
TCW Investment Management Company
Wellington Management Company, LLP

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•	Small/Mid Cap Companies — Companies with market capitalization within the range of companies in the Russell 2000 Index and Russell Midcap Index.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Index at the time of investment. The market capitalization of companies included in these indices currently ranges from approximately $22 million to $18.5 billion.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers will utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment by the portfolio. This approach will often lead the portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “value” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

9

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Small- and Mid-Capitalization Risk — Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies. In addition, investments in small- and mid-capitalization companies may decline when large-capitalization companies are in favor.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class B shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
19.67% (2003 2nd Quarter)	–20.14% (2002 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class B shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Small/Mid Cap Value Portfolio	15.16%	6.56%
Russell 2500 Value Index*	21.58%	16.67%
*	For more information on this index, see the following section “Description of Benchmarks.”

10

AXA PREMIER VIP INTERNATIONAL EQUITY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. (Bernstein Unit)
J.P. Morgan Investment Management Inc.
Marsico Capital Management, LLC

Key Term

•	International Investing — Focuses primarily on companies organized or headquartered outside the U.S.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). Foreign securities include securities issued by companies in countries with either developed or developing economies. The portfolio does not limit its investment to issuers within a specific market capitalization range.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

Each of the sub-advisers utilizes an approach that concentrates its efforts on identifying foreign companies with good prospects for future growth. Other factors, such as country and regional factors, are considered by the sub-advisers. While the sub-advisers believe that the identification, research and selection of individual stocks is of great importance to the portfolio’s success, regional issues or political and economic considerations also play a role in the overall success of the portfolio. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the portfolio may invest, without limit, in U.S. securities, cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these cash instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•

Small- and Mid-Capitalization Risk — Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for

11

small-capitalization companies than for mid-capitalization companies. In addition, investments in small- and mid-capitalization companies may decline when large-capitalization companies are in favor.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class B shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
23.09% (2003 2nd Quarter)	–22.16% (2002 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class B shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP International Equity Portfolio	17.91%	7.82%
Morgan Stanley Capital International EAFE Index*	20.25%	11.89%
*	For more information on this index, see the following section “Description of Benchmarks.”

12

AXA PREMIER VIP TECHNOLOGY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Firsthand Capital Management, Inc.
RCM Capital Management LLC
Wellington Management Company, LLP

Key Term

•	Sector Portfolio — A portfolio that invests in only a subset of the overall equity market, in this case the Technology Sector.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the internet products and services, computer, electronic, hardware and components, communication, software, e-commerce, information service, medical devices, biotechnology, chemical products and synthetic materials, defense and aerospace industries, environmental services, nanotech, energy equipment and services, and electronic manufacturing services. The portfolio does not limit its investment to issuers with a specific market capitalization range. While the portfolio can invest in securities of U.S. and foreign companies, the majority of portfolio assets are expected to be invested in securities of U.S. companies.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio is non-diversified, which means that it may invest in a limited number of issuers.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Technology Sector Risk — The value of the portfolio’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Non-Diversification Risk — As a non-diversified mutual fund, more of the portfolio’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the portfolio’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

13

•	Sector Concentration Risk — Since the portfolio invests primarily in a particular sector, it could experience greater volatility than stock funds investing in a broader range of industries.

•	Small- and Mid-Capitalization Risk — Many companies in the technology sector have relatively small market capitalization. Risk is greater for the common stocks of those companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In addition, investments in small- and mid-capitalization companies may decline when large-capitalization companies are in favor.

•	Foreign Investing Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class B shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
26.92% (2003 2nd Quarter)	–27.05% (2002 2nd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class B shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Technology Portfolio	5.05%	(1.68)%
Russell 1000 Technology Index*#	1.44%	(2.44)%
Russell 1000 Index*	11.40%	4.27%
#	We believe that this index reflects more closely the market sectors in which the portfolio invests.
*	For more information on this index, see the following section “Description of Benchmarks.”

14

AXA PREMIER VIP HEALTH CARE PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	A I M Capital Management, Inc.
RCM Capital Management LLC
Wellington Management Company, LLP

Key Term

•	Sector Portfolio — A portfolio that invests in only a subset of the overall equity market, in this case the Health Care Sector.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences (collectively termed “health sciences”). While the portfolio can invest in securities of U.S. and foreign companies of any size, the majority of portfolio assets are expected to be invested in securities of U.S. companies.

The health sciences sector consists of four main areas:

pharmaceutical, health care services companies, product and device providers and biotechnology firms. The portfolio’s allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio is non-diversified, which means that it may invest in a limited number of issuers.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers select securities through fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Health Care Sector Risk — The value of the portfolio’s shares is particularly vulnerable to factors affecting the health care sector, such as substantial government regulation. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Non-Diversification Risk — As a non-diversified mutual fund, more of the portfolio’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the portfolio’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•	Sector Concentration Risk — Since the portfolio invests primarily in a particular sector, it could experience greater volatility than stock funds investing in a broader range of industries.

•	Foreign Investing Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political,

15

social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Small- and Mid-Capitalization Risk — Many companies in the health care sector have relatively small market capitalization. Risk is greater for the common stocks of those companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In addition, investments in small- and mid-capitalization companies may decline when investments in large-capitalization companies are in favor.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class B shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
18.42% (2003 2nd Quarter)	–13.46% (2002 2nd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class B shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Health Care Portfolio	12.09%	4.78%
Russell 1000 Healthcare Index*#	2.98%	(0.98)%
Russell 1000 Index*	11.40%	4.27%
#	We believe that this index reflects more closely the market sectors in which the portfolio invests.
*	For more information on this index, see the following section “Description of Benchmarks.”

16

AXA PREMIER VIP CORE BOND PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	BlackRock Advisors, Inc.
Pacific Investment Management Company LLC

Key Term

•	Investment Grade Bonds — Bonds rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s.

Investment Goal

To seek a balance of a high current income and capital appreciation, consistent with a prudent level of risk.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. The portfolio focuses on U.S. government and corporate debt securities and mortgage- and asset-backed securities.

The portfolio may also invest in securities rated below investment grade (i.e., Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Service) or, if unrated, determined by the sub-adviser to be of comparable quality (“junk bonds”). The portfolio may invest in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers. The portfolio will normally hedge most of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to two or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The portfolio’s sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers. Securities are purchased for the portfolio when the sub-advisers determine that they have the potential for above-average total return.

The portfolio may purchase bonds of any maturity, but generally the portfolio’s overall effective duration will be of an intermediate-term nature (similar to that of five- to seven-year U.S. Treasury notes) and have a comparable duration to that of the Lehman Brothers Aggregate Bond Index. Effective duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive.

The portfolio’s sub-advisers may, when consistent with the portfolio’s investment objective, use derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps) and indexed securities. The portfolio will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the portfolio as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The portfolio may also enter into interest rate transactions as a hedging technique. In these transactions, the portfolio exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

17

The principal risks presented by the portfolio are:

•	Credit/Default Risk — The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade may involve a substantial risk of default. For more information see “Credit Quality Risk” in “More About Investment Strategies and Risks.”

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Foreign Investing Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Lower-Rated Securities Risk — Bonds rated below investment grade (i.e., BB by S&P or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. For more information, see “Lower-Rated Securities Risk” in “More About Investment Strategies & Risks.”

•	Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

•	Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or risk. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

18

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class B shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
3.36% (2002 3rd Quarter)	–2.17% (2004 2nd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class B shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Core Bond Portfolio	3.87%	5.25%
Lehman Brothers Aggregate Bond Index*	4.34%	6.19%
*	For more information on this index, see the following section “Description of Benchmarks.”

19

AXA PREMIER VIP AGGRESSIVE EQUITY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. Marsico Capital Management, LLC MFS Investment Management Provident Investment Counsel, Inc.

Key Term

•	Equity — Equity securities include common stocks and other equity-type securities such as preferred stocks, warrants and securities convertible into common stock.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The portfolio invests primarily in securities of large capitalization growth companies, although the sub-advisers may invest, to a certain extent, in equity securities of small- and mid-capitalization growth companies as well. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment and small/mid capitalization companies are companies with lower (but generally at least $100 million) market capitalization at the time of investment. Each sub-adviser places an emphasis on identifying securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the sub-adviser, in current market valuations.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio may also invest in companies in cyclical industries, emerging growth companies, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand), companies whose growth prospects are not recognized by the market and less widely known companies. For purposes of this portfolio, emerging growth companies are those that a sub-adviser believes are early in their life cycle but have the potential to become major enterprises or are major enterprises which a sub-adviser believes have above-average growth prospects or those whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

The portfolio may invest up to 25% of its total assets in securities of foreign companies and may also make use of various other investment strategies (e.g., investments in debt securities, making secured loans of its portfolio securities). The portfolio may also use derivatives, including writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers, subject to the approval of the Trust’s board of trustees.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or risk. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency

20

exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. Growth companies tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult to sell at the time and the price that the seller would like. This may result in a loss or may be costly to the portfolio.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Small- and Mid-Capitalization Risk — Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies. In addition, investments in small- and mid-capitalization companies may decline when investments in large-capitalization companies are in favor.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

21

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below is principally the performance of its predecessor registered investment company. On August 15, 2003, the portfolio merged with EQ/Aggressive Stock Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by AXA Equitable, and assumed its operating history and performance record, which, in turn, assumed the operating history and performance record of its predecessor, HRT Alliance Aggressive Stock Portfolio, which transferred its assets to the EQ/Aggressive Stock Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods commencing on or after October 19, 1999 is that of EQ/Aggressive Stock Portfolio and the performance shown for periods prior to that date is that of HRT Alliance Aggressive Stock Portfolio, whose inception date is January 27, 1986. The performance results of these portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because the portfolio’s predecessor was advised by one investment sub-adviser until May 1, 2000. After that date, the predecessor portfolio employed multiple investment sub-advisers.

The following bar chart illustrates the annual total returns for the portfolio’s Class B shares for each of the last ten calendar years of operations.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
25.99% (1998 4th Quarter)	–27.23% (1998 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class B shares for the one-year, five-year and ten-year periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Ten Years
AXA Premier VIP Aggressive Equity Portfolio	12.11%	(6.60)%	4.17%
Russell 3000 Growth Index*	6.93%	(8.87)%	9.30%
*	For more information on this index, see “Description of Benchmarks.”

22

AXA PREMIER VIP HIGH YIELD PORTFOLIO

Manager:	AXA Equitable

Sub-adviser:	Alliance Capital Management L.P. Pacific Investment Management Company LLC

Key Term

•	Below Investment Grade Bonds — Bonds rated BB or lower by ratings agencies and pay a higher yield to compensate for its greater risk.

Investment Goal

High total return through a combination of current income and capital appreciation.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds that are rated below investment grade (so called “junk bonds”), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. Junk bonds generally have a higher current yield but are rated Ba or lower by Moody’s or BB or lower by S&P or, if unrated, are of comparable quality. The portfolio also may invest, to a limited extent, in illiquid securities.

The portfolio’s sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers. The portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the portfolio’s investments will be income producing.

The portfolio’s sub-advisers may, when consistent with the portfolio’s investment objective, use derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps and interest rate swaps) and indexed securities. The portfolio will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the portfolio as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The portfolio may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates. The portfolio’s sub-adviser’s may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of its portfolio securities in order to enhance its current return and to reduce fluctuations in net asset value.

In the event that any securities held by the portfolio fall below those ratings at the time of purchase, the portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the sub-adviser believes that such investments are considered appropriate under the circumstances.

The portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to two or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers, subject to the approval of the Trust’s board of trustees.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

23

The principal risks presented by the portfolio are:

•	Credit/Default Risk — The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade may involve a substantial risk of default. For more information, see “Credit Quality Risk” in “More About Investment Strategies and Risks.”

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or risk. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult to sell at the time and the price that the seller would like. This may result in a loss or may be more costly to the portfolio.

•	Lower-Rated Securities Risk — Bonds rated below investment grade (i.e., BB by S&P or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. For more information, see “Lower-Rated Securities Risk” in “More About Investment Strategies & Risks.”

•	Loan Participation Risk — The portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the portfolio could be held liable as a co-lender.

•	Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

24

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below is principally the performance of its predecessor registered investment company. On August 15, 2003, the portfolio merged with EQ/High Yield Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by AXA Equitable, and assumed its operating history and performance record, which, in turn, assumed the operating history and performance record of its predecessor, HRT Alliance High Yield Portfolio, which transferred its assets to the EQ/High Yield Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods commencing on or after October 19, 1999 is that of EQ/High Yield Portfolio and the performance shown for periods prior to that date is that of HRT Alliance High Yield Portfolio, whose inception date is January 2, 1987. The performance results of these portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because the portfolio’s predecessor was advised by one investment sub-adviser until July 15, 2002. After that date, the predecessor portfolio employed multiple investment sub-advisers.

The following bar chart illustrates the annual total returns for the portfolio’s Class B shares for each of the last ten calendar years of operations.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
8.02% (1997 2nd Quarter)	–11.09% (1998 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class B shares for the one-year, five-year and ten-year periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Ten Years
AXA Premier VIP High Yield Portfolio	8.75%	3.46%	6.51%
Credit Suisse First Boston Global High Yield Index*	11.95%	8.17%	8.62%
*	For more information on this index, see “Description of Benchmarks.”

25

PORTFOLIO FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold Class B shares of the portfolio. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses. There are no fees or charges to buy or sell shares of the portfolio, reinvest dividends or exchange into other portfolios.

Annual Portfolio Operating Expenses

(expenses that are deducted from portfolio assets, as a percentage of average daily net assets)

	AXA Premier VIP Large Cap Growth Portfolio	AXA Premier VIP Large Cap Core Equity Portfolio
Management fee	0.90%	0.90%
Distribution and/or service (12b-1) fees	0.25%	0.25%
Other expenses	0.26%	0.32%
Total operating expenses	1.41%	1.47%
(Less fee waiver)/expense reimbursement*	(0.06)%	(0.12)%
Net operating expenses**	1.35%	1.35%
	AXA Premier VIP Large Cap Value Portfolio	AXA Premier VIP Small/Mid Cap Growth Portfolio
Management fee	0.90%	1.10%
Distribution and/or service (12b-1) fees	0.25%	0.25%
Other expenses	0.25%	0.25%
Total operating expenses	1.40%	1.60%
(Less fee waiver)/expense reimbursement*	(0.05)%	0.00%
Net operating expenses**	1.35%	1.60%
	AXA Premier VIP Small/Mid Cap Value Portfolio	AXA Premier VIP International Equity Portfolio
Management fee	1.10%	1.05%
Distribution and/or service (12b-1) fees	0.25%	0.25%
Other expenses	0.25%	0.50%
Total operating expenses	1.60%	1.80%
(Less fee waiver)/expense reimbursement*	0.00%	0.00%
Net operating expenses**	1.60%	1.80%
	AXA Premier VIP Technology Portfolio	AXA Premier VIP Health Care Portfolio
Management fee	1.20%	1.20%
Distribution and/or service (12b-1) fees	0.25%	0.25%
Other expenses	0.40%	0.40%
Total operating expenses	1.85%	1.85%
(Less fee waiver)/expense reimbursement*	0.00%	0.00%
Net operating expenses**	1.85%	1.85%
	AXA Premier VIP Core Bond Portfolio
Management fee	0.60%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.20%
Total operating expenses	1.05%
(Less fee waiver)/expense reimbursement*	(0.10)%
Net operating expenses**	0.95%
	AXA Premier VIP Aggressive Equity Portfolio	AXA Premier VIP High Yield Portfolio
Management fee	0.62%	0.58%
Distribution and/or service (12b-1) fees	0.25%	0.25%
Other expenses	0.18%	0.18%
Total operating expenses	1.05%	1.01%
*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the portfolio until April 30, 2006 (“Expense Limitation Agreement”) so that the Total Operating Expenses of the portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Manager may discontinue these arrangements at any time after April 30, 2006. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement”.
**	A portion of the brokerage commissions that the portfolio pays is used to reduce the portfolio’s expenses. Including this reduction, the Net Operating Expenses for each of the portfolios (other than Core Bond Portfolio and High Yield Portfolio) for the fiscal year ended December 31, 2004 was 1.30% for Large Cap Growth Portfolio, 1.32% for Large Cap Core Equity Portfolio, 1.21% for Large Cap Value Portfolio, 1.50% for Small/Mid Cap Growth Portfolio, 1.54% for Small/Mid Cap Value Portfolio, 1.75% for International Equity Portfolio, 1.75% for Technology Portfolio, 1.81% for Health Care Portfolio and 0.93% for Aggressive Equity Portfolio.

26

PORTFOLIO FEES & EXPENSES (cont’d)

Example

This Example is intended to help you compare the direct and indirect cost of investing in each portfolio with the cost of investing in other investment options.

The Example assumes that:

•	You invest $10,000 in the portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The portfolio’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This Example should not be considered a representation of past or future expenses of the portfolios. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	AXA Premier VIP Large Cap Growth Portfolio	AXA Premier VIP Large Cap Core Equity Portfolio
1 year	$ 137	$ 137
3 years	$ 440	$ 453
5 years	$ 765	$ 791
10 years	$1,686	$1,747

	AXA Premier VIP Large Cap Value Portfolio	AXA Premier VIP Small/Mid Cap Growth Portfolio
1 year	$ 137	$ 163
3 years	$ 438	$ 505
5 years	$ 761	$ 871
10 years	$1,675	$1,900

	AXA Premier VIP Small/Mid Cap Value Portfolio	AXA Premier VIP International Equity Portfolio
1 year	$ 163	$ 183
3 years	$ 505	$ 566
5 years	$ 871	$ 975
10 years	$1,900	$2,116

	AXA Premier VIP Technology Portfolio	AXA Premier VIP Health Care Portfolio
1 year	$ 188	$ 188
3 years	$ 582	$ 582
5 years	$1,001	$1,001
10 years	$2,169	$2,169

	AXA Premier VIP Core Bond Portfolio	AXA Premier VIP Aggressive Equity Portfolio
1 year	$ 97	$ 107
3 years	$ 324	$ 334
5 years	$ 570	$ 579
10 years	$1,274	$1,283

AXA Premier VIP High Yield Portfolio
1 year	$ 103
3 years	$ 322
5 years	$ 558
10 years	$1,236

27

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Additional Risks

The portfolios have principal investment strategies that come with inherent risks. Each portfolio’s principal risks are described in its principal risks section. The following is a list of additional risks to which each portfolio may be subject by investing in various types of securities or engaging in various practices. Unless otherwise indicated, each risk applies to all the portfolios.

Currency Risk.  The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Derivatives Risk.  A portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Foreign Investing and Emerging Markets Risks.  The value of a portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

Information Risk.  The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk.  When interest rates decline, the value of a portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

Leverage Risk.  The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

This may result in a loss or may be costly to a portfolio.

Credit Quality Risk.  The actual or perceived reduction in the creditworthiness of debt issuers generally will have adverse effects on the values of their debt securities. It is possible that the issuer of a security will not be able to make interest and principal payments when due. Discontinuation of these payments could substantially adversely affect the price of the bond. Lower rated bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s creditworthiness. In addition, issuers of lower rated bonds may be more susceptible than other issuers to economic downturns. Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Discontinuation of these payments could adversely affect the price of the bond. Only the Health Care Portfolio, Technology Portfolio, Core Bond Portfolio and High Yield Portfolio currently are permitted to invest more than 5% of their assets in lower rated bonds.

Lower-Rated Securities Risk.  Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Bonds rated below investment grade (i.e., BB by S&P or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the portfolio’s net asset value. A portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. Only the Health Care Portfolio, Technology Portfolio, Core Bond Portfolio and High Yield Portfolio currently are permitted to invest more than 5% of their assets in lower rated bonds.

Security Risk.  The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company’s financial condition as well as overall market and economic conditions.

28

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

Market Risk.  The risk that securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Multiple Sub-Adviser Risk.  Each of the portfolios employs multiple sub-advisers. Each sub-adviser independently chooses and maintains a portfolio of securities for the portfolio and each is responsible for investing a specific allocated portion of the portfolio’s assets. Because each sub-adviser will be managing its allocated portion of the portfolio independently from the other sub-adviser(s), the same security may be held in different portions of a portfolio, or may be acquired for one portion of a portfolio at a time when a sub-adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other sub-adviser(s) believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the portfolio. Because each sub-adviser directs the trading for its own portion of the portfolio, and does not aggregate its transactions with those of the other sub-advisers, the portfolio may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire portfolio.

Opportunity Risk.  The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Political Risk.  The risk of losses directly attributable to government or political actions.

Portfolio Turnover Risk.  High portfolio turnover may result in increased transaction costs to a portfolio, which would reduce investment returns. The Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, Technology Portfolio, Health Care Portfolio, Core Bond Portfolio and Aggressive Equity Portfolio historically have had a high portfolio turnover.

Special Situations Risk.  The Large Cap Core Equity Portfolio and International Equity Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce the expected gains or produce a loss for the portfolio.

Unseasoned Companies Risk.  The Small/Mid Cap Growth Portfolio, Small/Mid Cap Value Portfolio, International Equity Portfolio, Technology Portfolio, Health Care Portfolio and Aggressive Equity Portfolio can invest in small unseasoned companies. These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Valuation Risk.  The risk that a portfolio has valued certain securities at a higher price than it can sell them for.

Securities Lending Risk.  For purposes of realizing additional income, each portfolio may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk.

Additional Investment Strategies

The following is a list of additional investment strategies. Unless otherwise indicated, each investment strategy applies to all the portfolios. For further information about investment strategies, see the portfolios’ Statement of Additional Information (“SAI”).

Derivatives.  The portfolios can use “derivative” instruments to seek enhanced returns or to try to hedge investment risks, although it is not anticipated that they will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and forward contracts are examples of “derivatives.”

Foreign Investing.  The portfolios may invest in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Portfolio Turnover.  The portfolios do not restrict the frequency of trading. The portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

29

MANAGEMENT TEAM

The Manager and the Sub-advisers

The Manager

AXA Equitable, through its AXA Funds Management Group unit, 1290 Avenue of the Americas, New York, New York 10104, serves as the manager of each portfolio. AXA Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable has a variety of responsibilities for the general management and administration of the Trust and the portfolios, including the selection of sub-advisers. AXA Equitable plays an active role in monitoring each portfolio and sub-adviser and uses systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. AXA Equitable also monitors each sub-adviser’s portfolio management team to ensure that investment activities remain consistent with the portfolios’ investment style and objectives.

Beyond performance analysis, AXA Equitable monitors significant changes that may impact the sub-adviser’s overall business. AXA Equitable monitors continuity in the sub-adviser’s operations and changes in investment personnel and senior management. AXA Equitable also performs annual due diligence reviews with each sub-adviser.

In its capacity as manager, AXA Equitable obtains detailed, comprehensive information concerning portfolio and sub-adviser performance and portfolio operations that is used to supervise and monitor the sub-advisers and the portfolio operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which portfolio performance is measured.

AXA Equitable selects sub-advisers from a pool of candidates, including its affiliates, to manage the portfolios. AXA Equitable may add to, dismiss or substitute for the sub-advisers responsible for managing a portfolio’s assets subject to the approval of the Trust’s board of trustees. AXA Equitable also has discretion to allocate each portfolio’s assets among the portfolio’s sub-advisers. AXA Equitable recommends sub-advisers for each portfolio to the board of trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the portfolios are not associated with any one portfolio manager, and benefit from specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and AXA Equitable does not expect to recommend frequent changes of sub-advisers. AXA Equitable has received an exemptive order from the SEC to permit it and the board of trustees to select and replace a portfolio’s sub-advisers and to amend the sub-advisory agreements between AXA Equitable and the sub-advisers without obtaining shareholder approval. Accordingly, AXA Equitable is able, subject to the approval of the board of trustees, to appoint and replace sub- advisers and to amend sub-advisory agreements without obtaining shareholder approval. When a new sub-adviser is retained for a portfolio, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an Affiliated Adviser unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected portfolio’s shareholders. Alliance Capital Management L.P. and AXA Rosenberg Investment Management LLC, two of the current sub-advisers, are affiliates of AXA Equitable.

The Sub-advisers

Each portfolio’s investments are selected by two or more sub-advisers, which act independently of one another. The following describes each portfolio’s sub-advisers, portfolio manager(s) and each portfolio manager’s business experience.

A I M Capital Management, Inc. (“AIM”) serves as a Sub-adviser to AXA Premier VIP Health Care Portfolio. AIM is an indirect wholly owned subsidiary of AIM Management Group Inc. (“AIM Management”). AIM Management is a wholly owned subsidiary of AMVESCAP PLC, one of the world’s largest investment services companies. As of December 31, 2004, AIM Management had approximately $138 billion in assets under management.

Alliance Capital Management L.P. (“Alliance Capital”) serves as a Sub-adviser to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Large Cap Value Portfolio, AXA Premier VIP Small/Mid Cap Growth Portfolio, AXA Premier VIP Aggressive Equity Portfolio and AXA Premier VIP High Yield Portfolio. In addition, Alliance Capital, through its Bernstein Investment Research and Management unit (“Bernstein Unit”), serves as a Sub-Adviser to AXA Premier VIP Large Cap Core Equity Portfolio and AXA Premier VIP International Equity Portfolio. Alliance Capital, a limited partnership, is indirectly majority owned by AXA Equitable. As of December 31, 2004, Alliance Capital had approximately $539 billion in assets under management.

AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) serves as a Sub-adviser to AXA Premier VIP Small/Mid Cap Value Portfolio. AXA Rosenberg is a wholly owned subsidiary of AXA Rosenberg Group LLC (“AXA Rosenberg Group”). AXA Investment Managers S. A., a French société anonyme and investment arm of AXA, a French insurance holding company that includes AXA Equitable among its subsidiaries, holds a majority interest in AXA Rosenberg Group. As of December 31, 2004, AXA Rosenberg Group had approximately $56 billion in assets under management.

BlackRock Advisors, Inc. (“BAI”) serves as a Sub-adviser to AXA Premier VIP Core Bond Portfolio. BAI is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., a publicly traded diversified financial

30

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

services company. As of December 31, 2004, BAI had approximately $342 billion in assets under management.

Firsthand Capital Management, Inc. (“Firsthand”) serves as a Sub-adviser to AXA Premier VIP Technology Portfolio. Kevin M. Landis is the controlling shareholder of Firsthand. As of December 31, 2004, Firsthand had approximately $1.02 billion in assets under management.

Franklin Advisers, Inc. (“Franklin”) serves as a Sub-adviser to AXA Premier VIP Small/Mid Cap Growth Portfolio. Franklin is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2004, Franklin, together with its affiliates, had approximately $402 billion in assets under management.

Institutional Capital Corporation (“ICAP”) serves as a Sub-adviser to AXA Premier VIP Large Cap Value Portfolio. ICAP is an employee owned money management firm. Robert H. Lyon is the controlling shareholder of ICAP. As of December 31, 2004, ICAP had approximately $8.9 billion in assets under management.

Janus Capital Management LLC (“Janus”) serves as a Sub-adviser to AXA Premier VIP Large Cap Core Equity Portfolio. Janus is a direct subsidiary of Janus Capital Group Inc. (“JCG”), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2004, JCG had approximately $139 billion in assets under management.

J.P. Morgan Investment Management Inc. (“J.P. Morgan”) serves as a Sub-adviser to AXA Premier VIP International Equity Portfolio. J.P. Morgan is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. and an indirect wholly owned subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. As of December 31, 2004, J.P. Morgan had approximately $791 billion in assets under management.

Marsico Capital Management, LLC (“Marsico”) serves as a Sub-adviser to AXA Premier VIP International Equity Portfolio and AXA Premier VIP Aggressive Equity Portfolio. Marsico is an indirect wholly owned subsidiary of Bank of America Corporation. As of December 31, 2004, Marsico had approximately $44 billion in assets under management.

MFS Investment Management (“MFS”) serves as a Sub-adviser to AXA Premier VIP Large Cap Value Portfolio and AXA Premier VIP Aggressive Equity Portfolio. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada Inc., a diversified financial services organization. As of December 31, 2004, MFS had approximately $146.4 billion in assets under management.

Pacific Investment Management Company LLC (“PIMCO”) serves as a Sub-adviser to AXA Premier VIP Core Bond Portfolio and AXA Premier VIP High Yield Portfolio. PIMCO, a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz Aktiengesellschaft (“Allianz AG”) is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP. As of December 31, 2004, PIMCO had approximately $445.7 billion in assets under management.

Provident Investment Counsel, Inc. (“Provident”) serves as a Sub-adviser to AXA Premier VIP Small/Mid Cap Growth Portfolio and AXA Premier VIP Aggressive Equity Portfolio. Provident is a wholly owned subsidiary of Old Mutual Asset Managers (US) LLC. As of December 31, 2004, Provident had approximately $6 billion in assets under management.

RCM Capital Management LLC (“RCM”) serves as a Sub-adviser to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Technology Portfolio and AXA Premier VIP Health Care Portfolio. RCM is an indirect wholly owned subsidiary of Allianz AG, a European-based, multi-national insurance and financial services holding company. As of December 31, 2004, RCM had approximately $22.7 billion in assets under management.

TCW Investment Management Company (“TCW”) serves as a Sub-adviser to AXA Premier VIP Large Cap Growth Portfolio and AXA Premier VIP Small/Mid Cap Value Portfolio. TCW is a wholly owned subsidiary of The TCW Group, Inc. Société Générale Asset Management, S.A. holds a majority interest in The TCW Group, Inc. Société Géneralé Asset Management, S.A. is a wholly owned subsidiary of Société Générale, S.A., a publicly held financial firm headquartered in Paris, France. As of December 31, 2004, TCW had approximately $109 billion in assets under management or committed to management.

Thornburg Investment Management, Inc. (“Thornburg”) serves as a Sub-adviser to AXA Premier VIP Large Cap Core Equity Portfolio. Thornburg is an employee owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg. As of December 31, 2004, Thornburg had approximately $12.6 billion in assets under management.

Wellington Management Company, LLP (“Wellington Management”) serves as a Sub-adviser to AXA Premier VIP Small/Mid Cap Value Portfolio, AXA Premier VIP Health Care Portfolio and AXA Premier VIP Technology Portfolio. Wellington Management is a limited liability partnership whose sole business is investment management. Wellington Management is owned by 87 partners, all active in the business. The managing partners of Wellington Management are Laurie A. Gabriel, John R. Ryan and Perry M. Traquina. As of December 31, 2004, Wellington Management had approximately $470 billion in assets under management.

31

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Large Cap Growth Portfolio	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager William D. Baird

The management of and decisions for the portfolio are made by the US Disciplined Growth Team. The US Disciplined Growth Team relies heavily on the fundamental analysis and research of Alliance Capital’s large internal research staff. While all members work jointly to determine the investment strategy, including security selection, William D. Baird is responsible for day-to-day management of the portfolio.

Mr. Baird is a senior vice president and Portfolio Manager. He has had portfolio management responsibility for more than 5 years prior thereto. Mr. Baird joined Alliance Capital in 1994 as a quantitative analyst and became a member of the US Disciplined Growth Team in 1995.

RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Managers Scott T. Migliori Seth A. Reicher

Scott T. Migliori, Director and Co-Chief Investment Officer, U.S. Large Cap Select Growth Equities and Seth A. Reicher, Managing Director and Co-Chief Investment Officer of RCM are primarily responsible for the day-to-day management of the portfolio.

Mr. Migliori is a Senior Portfolio Manager on the U.S. Large Cap Equity Portfolio Management Team since 2003. He joined RCM in 2003 as a Director and Senior Portfolio Manager. Prior to joining RCM, Mr. Migliori was an equity research analyst, then Portfolio Manager and Analyst, and senior co-manager at Provident Investment Counsel, Inc. from 1995 to 2003.

Mr. Reicher has been a Managing Director and Co-Chief Investment Officer of RCM since 2000 and has been a Senior Portfolio Manager since 1997. Mr. Reicher joined RCM as an Analyst in 1993.

TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017 Portfolio Managers Craig C. Blum Stephen A. Burlingame

Craig C. Blum, Managing Director, U.S. Equities and Stephen A. Burlingame, Managing Director, U.S. Equities of TCW are primarily responsible for the day-to-day management of the portfolio.

Mr. Blum previously served as a Managing Director, U.S. Equities, TCW Concentrated Core Equities. In 2003 he served as a Senior Vice President, U.S. TCW Concentrated Core Equities and from 2001 to 2002 he was Vice President, U.S. Equities, Central Research Analyst. Mr. Blum joined TCW in 1999 as a U.S. Equities Central Research Analyst and in 2000 he became Assistant Vice President, U.S. Equities, Central Research Analyst.

Mr. Burlingame previously served as a Managing Director, U.S. Equities TCW Concentrated Core Equities and in 2003 he served as a Senior Vice President, U.S. Equities, TCW Concentrated Core Equities, from 2001 to 2002 he was Vice President, U.S. Equities, Central Research Analyst. Mr. Burlingame joined TCW in 2000 as an Assistant Vice President, U.S. Equities, Central Research Analyst.

32

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Large Cap Core Equity Portfolio	Alliance Capital Management L.P. (Bernstein Investment Research and Management unit) 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The management of and investment decisions for the portfolio are made by the US Value Investment Policy Group, comprised of Senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of Alliance Capital’s large internal research staff. No one person is principally responsible for making recommendations for the portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the portfolio are Marilyn Fedak, John Mahedy, Chris Marx and John Phillips.

Ms. Fedak has been Chief Investment Officer - US Value Equities and Chairman of the US Value Equity Investment Policy Group since 1993. In 2003, she became head of the Bernstein value equities business. She serves on Alliance Capital’s Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak served on the board of directors of Sanford C. Bernstein & Co., Inc. from 1994 until the combination with Alliance Capital in 2000.

Mr. Mahedy was named Co-Chief Investment Officer - US Value Equities in 2003. He continues to serve as Director of Research - US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in Bernstein’s institutional research and brokerage unit.

Mr. Marx is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He joined Alliance Capital in 1997 as a research analyst and has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco.

Mr. Phillips is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He is also chairman of Bernstein’s Proxy Voting Committee. Mr. Phillips joined Bernstein in 1994 and has had portfolio management responsibilities since that time.

	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206 Portfolio Manager E. Marc Pinto	E. Marc Pinto is primarily responsible for day-to-day management of the portfolio. Mr. Pinto manages institutional separate accounts in the Large Cap Growth discipline. Mr. Pinto has been a portfolio manager with Janus or its predecessor since 1994.

	Thornburg Investment Management, Inc. 119 East Marcy Street Santa Fe, NM 87501 Portfolio Manager William V. Fries, CFA	William V. Fries is primarily responsible for day-to-day management of the portfolio. Mr. Fries has been a Managing Director and Portfolio Manager of Thornburg since 1995.

33

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Large Cap Value Portfolio	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager Aryeh Glatter

The management of and investment decisions for the portfolio are made by the Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of Alliance Capital’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Aryeh Glatter is responsible for day-to-day management of the portfolio.

Mr. Glatter is Vice President and US Relative Value Portfolio Manager. He has had portfolio management responsibility for more than 5 years prior thereto. Mr. Glatter joined Alliance Capital in 1993 and served as an equity analyst in the small-cap area following consumer related industries, primarily the retailing, leisure, consumer products, apparel and lodging industries.

	Institutional Capital Corporation 225 West Wacker Drive Suite 2400 Chicago, IL 60606 Portfolio Manager Robert H. Lyon	Robert H. Lyon is primarily responsible for day-to-day management of the portfolio. Mr. Lyon has been President and Chief Investment Officer of ICAP since 1992.

	MFS Investment Management 500 Boylston Street Boston, MA 02116 Portfolio Manager Steven R. Gorham	Steven R. Gorham is primarily responsible for day-to-day management of the portfolio. Mr. Gorham is a portfolio manager with MFS and has been employed in the investment management area of MFS since 1992.

34

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Small/Mid Cap Growth Portfolio	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Managers Bruce K. Aronow N. Kumar Kirpalani Samantha S. Lau Mark A. Attalienti

The management of and investment decisions for the portfolio are made by Alliance Capital’s US Small/SMID Cap Growth Investment Team, which is responsible for management of all of Alliance Capital’s US Small/SMID Cap Growth accounts. The US Small/SMIT Cap Growth Investment Team relies heavily on the fundamental analysis and research of the US Small/SMID Cap Growth Team. In addition, the team draws upon the research of Alliance Capital’s industry analysts as well as other portfolio management teams. The four members of the US Small/SMID Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the portfolio are Bruce K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Mark A. Attalienti.

Mr. Aronow, Senior Vice President, Portfolio Manager/Research Analyst, serves as team leader for the Small/SMID Cap Growth product and is also responsible for research and portfolio management for the Small/SMID Cap Growth consumer/commercial sectors. Mr. Aronow joined Alliance Capital in 1999 and has had portfolio management responsibilities since that time.

Mr. Kirpalani joined Alliance Capital as an Investment Professional in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth industrials sector.

Ms. Lau joined Alliance Capital as an Investment Professional in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth technology sector.

Mr. Attalienti joined Alliance Capital as an Investment Professional in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth healthcare sector.

Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403 Portfolio Management Team

Edward B. Jamieson, Executive Vice President, Chief Investment Officer-Franklin Equity Group and Portfolio Manager, and Michael McCarthy, Senior Vice President, Director of Research and Portfolio Manager are primarily responsible for the day-to-day management of the portfolio. Members of the team work jointly to determine investment strategy and security selection for the portfolio.

Mr. Jamieson has had portfolio management responsibilities with Franklin and its predecessor since 1987.

Mr. McCarthy joined Franklin in 1992 and has 12 years of experience in the investment management industry.

Provident Investment Counsel, Inc. 300 North Lake Avenue Pasadena, CA 91101 Portfolio Management Team

James M. Landreth, Evelyn D. Lapham and John J. Yoon are primarily responsible for the day-to-day management of the portfolio.

Mr. Landreth, a Senior Vice President, Portfolio Manager and Analyst joined Provident in 1993 as an investment professional and has 16 years of experience in the investment management industry.

Ms. Lapham, a Managing Director, Co-Lead Portfolio Manager and Analyst joined Provident in 1997 as an investment professional and has 24 years of experience in the investment management industry.

Mr. Yoon, a Senior Vice President, Co-Lead Portfolio Manager and Analyst joined provident in 1995 as an investment professional and has 17 years of experience in the investment management industry.

35

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Small/Mid Cap Value Portfolio	AXA Rosenberg Investment Management LLC 4 Orinda Way Building E Orinda, CA 94563 Portfolio Engineer William E. Ricks

Investment decisions arise from AXA Rosenberg’s automatic expert system processing which combines proprietary software programs and comprehensive databases to replicate the decisions financial experts might make in a perfect world. A team of personnel employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, is jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by the investment model and for the day-to-day operations of the accounts.

William E. Ricks, Ph.D., CPA is the Chief Executive Officer and Chief Investment Officer of AXA Rosenberg. He is responsible for the overseeing the implementation of AXA Rosenberg’s investment strategies, which are primarily driven by stock selection and portfolio construction models. To that end, he has overall responsibility for the various aspects of AXA Rosenberg’s investment process, including trading, operations, portfolio engineering, and portfolio construction. From 1989 to 1998, he was a research associate, a portfolio engineer and the Director of Accounting Research at Rosenberg Institutional Equity Management, now called AXA Rosenberg.

TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017 Portfolio Managers Nicholas F. Galluccio Susan I. Suvall

Nicholas F. Galluccio and Susan I. Suvall are primarily responsible for the day-to-day management of the portfolio.

Mr. Galluccio has been a Managing Director of TCW since 1997. He joined TCW in 1982 as an Equity Analyst.

Ms. Suvall has been a Managing Director of TCW since 1998. She joined TCW in 1985 as a Special Situations Analyst.

	Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Manager James N. Mordy	James N. Mordy is primarily responsible for day-to-day management of the portfolio. Mr. Mordy, a Senior Vice President of Wellington Management, has served as Portfolio Manager of the portfolio since 2002. Mr. Mordy joined Wellington Management in 1985 as an investment professional.

36

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP International Equity Portfolio	Alliance Capital Management L.P. (Bernstein Investment Research and Management unit) 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The management of and investment decisions for the portfolio are made by the Global Value Investment Policy Group, comprised of senior Global Value Investment Team members. The Global Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for the portfolio. The four members of the portfolio are: Sharon Fay, Kevin Simms, Giulio Martini and Henry D’Auria.

Ms. Fay was appointed CIO-Global Value equities in 2003, assuming oversight for all portfolio-management and research activities relating to cross-border and non-US value investment portfolios. In addition to her role as CIO of Global Value Equities and Chairman of the Global Investment Policy Group, Ms. Fay serves as Co-CIO-European and UK Value equities; previously the CIO for both services from 1999 to 2004. She also serves on the firm’s Executive Committee, the group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fay joined Bernstein in 1990 as a research analyst.

Mr. Simms was named Co-CIO-International Value equities in 2003, which he has assumed in addition to his role as director of research-Global and International Value equities, a position he has held since 2000. Between 1998 and 2000, he served as director of research-Emerging Markets Value equities. He joined Bernstein in 1992 as a research analyst.

Mr. Martini was appointed to head the newly created quantitative strategies team within the value-equities unit. Mr. Martini was named chief international economist with responsibility for currency strategies and senior portfolio manager on the international and global value equities team in 1992. Prior to that, Mr. Martini had served as a senior economist concentrating on US research since joining Bernstein in 1985.

Mr. D’Auria was named Co-CIO of International Value equities in 2003, adding to his responsibilities as CIO-Emerging Markets Value equities, which he assumed in 2002. Mr. D’Auria was one of the chief architects of Bernstein’s global research department, which he managed from 1998 through 2002. Mr. D’Auria joined the firm in 1991 as a research analyst.

J.P. Morgan Investment Management Inc. 522 Fifth Avenue New York, NY 10036 Portfolio Management Team

Howard Williams and James Fisher are primarily responsible for the day-to-day management of the portfolio.

Mr. Howard joined J.P. Morgan as a portfolio manager in 2994 and is currently a Managing Director and the head of J.P. Morgan’s Global Portfolios Group.

Mr. Fisher joined J.P. Morgan in 1985 as a trainee portfolio manager and is currently a Managing Director and Portfolio Manager in J.P. Morgan’s Global Portfolios Group.

	Marsico Capital Management, LLC 1200 17th Street Suite 1600 Denver, CO 80202 Portfolio Manager James G. Gendelman	James G. Gendelman is primarily responsible for day-to-day management of the portfolio. Mr. Gendelman has been associated with Marsico as a Portfolio Manager and Senior Analyst since 2000.

37

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Technology Portfolio	Firsthand Capital Management, Inc. 125 South Market Suite 1200 San Jose, CA 95113 Portfolio Manager Kevin M. Landis	Kevin M. Landis is primarily responsible for day-to-day management of the portfolio. Mr. Landis has been the Chief Investment Officer, Chief Executive Officer and Portfolio Manager of Firsthand for the past five years. Mr. Landis co-founded the firm in 1993.

RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Managers Huachen Chen Walter C. Price

Huachen Chen and Walter C. Price are primarily responsible for day-to-day management of the portfolio.

Mr. Chen is a Managing Director, Senior Analyst and Portfolio Manager and has been associated with RCM Since 1994. He joined RCM in 1984 as a Securities Analyst.

Mr. Price has been a Managing Director, Senior Analyst and Portfolio Manager of RCM since 1978. He joined RCM in 1974 as a Senior Securities Analyst.

Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Managers John F. Averill Bruce L. Glazer Anita M. Killian Vikram Murthy Scott E. Simpson Eric Stromquist

John F. Averill, Bruce L. Glazer, Anita M. Killian, Vikram Murthy, Scott E. Simpson and Eric Stromquist are primarily responsible for day-to-day management of the portfolio.

Mr. Averill, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the portfolio since 2003.

Mr. Glazer, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1997. Mr. Glazer has been involved in portfolio management and securities analysis for the portfolio since 2003.

Ms. Killian, a Vice President of Wellington Management, joined the firm as an investment professional in 2000. Ms. Killian has been involved in portfolio management and securities analysis for the portfolio since 2003. Prior to joining the firm, Ms. Killian was an investment professional with VALUEQUEST/TA from 1997 to 2000.

Mr. Murthy, a Vice President of Wellington Management, joined the firm as an investment professional in 2001. Mr. Murthy has been involved in portfolio management and securities analysis for the portfolio since 2003. Prior to joining Wellington Management, Mr. Murthy was a business strategy manager in the Attractions division of the Walt Disney Company from 1996 to 1999.

Mr. Simpson, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1995. Mr. Simpson has been involved in portfolio management and securities analysis for the portfolio since 2003.

Mr. Stromquist, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1989. Mr. Stromquist has been involved in portfolio management and securities analysis for the portfolio since 2003.

38

39

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Health Care Portfolio	A I M Capital Management, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046 Portfolio Management Team

The portion of assets allocated to AIM is managed by a team of investment professionals. The individual members of the team are Michael Yellen, Kirk L. Anderson and Bryan A. Unterhalter.

Mr. Yellen, Senior Portfolio Manager, has been responsible for the portfolio since 2002 and has been associated with AIM and/or its affiliates since 1994.

Mr. Anderson, Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 1994.

Mr. Unterhalter, Portfolio Manager, has been responsible for the fund since 2004 and has been associated with AIM and/or its affiliates since 1997.

	RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Manager Selena A. Chaisson	Selena A. Chaisson, MD, Director, Senior Analyst and Global Sector Head-Healthcare is primarily responsible for day-to-day management of the portfolio. Dr. Chaisson re-joined RCM in 2004 as Director, Head of U.S. Healthcare. From 1999 to 2003, she was associated with Tieger Management and Amerindo Investment Advisors and was the founder and principal of Coyote Capital. From 1994 to 1999, Dr. Chaisson worked as a healthcare analyst at RCM and later as a Partner.

Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Managers Ann C. Gallo Robert L. Deresiewicz Jean M. Hynes Kirk J. Mayer Joseph H. Schwartz

Ann C. Gallo, Robert L. Deresiewicz, Jean M. Hynes, Kirk J. Mayer and Joseph H. Schwartz are primarily responsible for day-to-day management of the portfolio.

Ms. Gallo, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1998. Ms. Gallo has been involved in portfolio management and securities analysis for the portfolio since its inception.

Mr. Deresiewicz, a Vice President of Wellington Management, joined the firm as an investment professional in 2000. Mr. Deresiewicz has been involved in portfolio management and securities analysis for the portfolio since 2004. Prior to joining the firm, Mr. Deresiewicz was an Assistant Professor of Medicine at the Harvard Medical School and an Associate Physician in the Division of Infectious Diseases at the Brigham and Women’s Hospital (1987-1998), and in graduate school at Harvard Business School (2000).

Ms. Hynes, a Senior Vice President of Wellington Management, joined the firm in 1991 and has been an investment professional since 1993. Ms. Hynes has been involved in portfolio management and securities analysis for the portfolio since its inception.

Mr. Mayer, a Vice President of Wellington Management, joined the firm as an investment professional in 1998. Mr. Mayer has been involved in portfolio management and securities analysis for the portfolio since its inception.

Mr. Schwartz, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1983. Mr. Schwartz has been involved in portfolio management and securities analysis for the portfolio since its inception.

39

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Core Bond Portfolio	BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Portfolio Managers Scott M. Amero Keith T. Anderson

Scott M. Amero and Keith T. Anderson are primarily responsible for day-to-day management of the portfolio. Messrs. Anderson and Amero lead BlackRock Advisors’ Fixed Income Team, which consists of 50 portfolio managers including eight lead sector specialists in the major fixed-income sectors, as well as 28 credit research analysts and over 250 quantitative research analysts. The Fixed Income Team, using an approach that leverages the individual expertise of the team members, manages the Portfolio utilizing BlackRock Advisors’ risk management analytics to regularly evaluate the composition of the portfolio.

Mr. Anderson is a Managing Director at BlackRock Advisors, and has been a Managing Director of BlackRock since 1988. Mr. Amero is a Managing Director at BlackRock Advisors, and has been a Managing Director of BlackRock since 1990.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock Advisors’ team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

Pacific Investment Management Company LLC 840 Newport Center Drive Suite 300 Newport Beach, CA 92660 Portfolio Management Team

Paul A. McCulley is primarily responsible for day-to-day management of the portfolio. William H. Gross heads PIMCO’s investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Mr. McCulley is managing director, generalist portfolio manager, member of the investment committee and head of PIMCO’s Short-Term Desk. Mr. McCulley joined the firm in 1999, previously serving as Chief Economist for the Americas for UBS Warburg. He has twenty-one years of investment experience.

William H. Gross is managing director and chief investment officer and was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience.

40

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Aggressive Equity Portfolio	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager Catherine Wood

The management of and investment decisions for the portfolio are made by Catherine Wood. Ms. Wood is a member of the Alliance Capital US Mid/All Cap Growth team. In addition, Ms. Wood relies heavily on the fundamental analysis and research of Alliance Capital’s large internal research staff and the Research for Strategic Change Team.

Ms. Wood is senior vice president and Team Leader for Alliance US Mid/All Cap Growth. She is also the Chief Investment Officer of Alliance Capital’s Regent Investor Services. Ms. Wood joined Alliance Capital in 2001 from Tupelo Capital Management, where she was a general partner, co-managing global equity-oriented portfolios. Prior to that, Ms. Wood worked for 18 years with Jennison Associates as a director and portfolio manager, equity research analyst and chief economist.

	Marsico Capital Management, LLC 1200 17th Street Denver, CO 80202 Portfolio Manager Thomas F. Marsico	Thomas F. Marsico is primarily responsible for day-to-day management of the portfolio. Thomas F. Marsico has been Chief Executive Officer of Marsico since its inception in 1997. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

MFS Investment Management 500 Boylston Street Boston, MA 02116 Portfolio Management Team

David Sette-Ducati and Eric B. Fishman are primarily responsible for the day-to-day management of the portfolio.

Mr. Sette-Ducati has been a Senior Vice President and Portfolio Manager at MFS since 2001. Prior to that time he served as Vice President and Portfolio Manager at MFS.

Mr. Fishman has been Vice President and Portfolio Manager since April 2002. Prior to that time he was a research analyst with MFS since 2000.

Provident Investment Counsel, Inc. 300 North Lake Avenue Pasadena, CA 91101 Portfolio Management Team

Derek S. Derman, Donald E. Evenson and Susan J. Perkins are primarily responsible for the day-to-day management of the portfolio.

Mr. Derman, a Senior Vice President, Portfolio Manager and Analyst joined Provident in 2001. Prior to joining Provident, Mr. Derman worked at Wedbush Morgan Securities as a research analyst. Mr. Derman has 14 years of experience in the investment management industry.

Mr. Evenson, a Senior Vice President, Lead Portfolio Manager and Analyst joined Provident in 1994 as an investment professional and has 15 years of experience in the investment management industry.

Ms. Perkins, a Senior Vice President, Portfolio Manager and analyst joined Provident in 1999 as an investment professional and has 24 years of experience in the investment management industry.

41

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP High Yield Portfolio	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager Sheryl Rothman

The management of and investment decisions for the portfolio are made by Alliance Capital’s High Yield Fixed Income Team, which is responsible for management of all of the Alliance Capital’s High Yield Fixed Income accounts. The High Yield Fixed Income Investment Team relies heavily on the fundamental analysis and research of Alliance Capital’s large internal credit research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Ms. Sheryl Rothman is responsible for day-to-day management of the portfolio.

Ms. Rothman is senior vice president and Portfolio Manager, responsible for managing AllianceCapital’s institutional high-yield portfolios. Previously, she was a private placement specialist in the Corporate Bond/Credit Research group responsible for analyzing, negotiating and documenting new privately placed fixed-income investments. Ms. Rothman joined Alliance Capital in 1993 from Equitable Capital Management Corporation where she was a managing director in the Corporate Finance Department and was directly involved in structuring and negotiating the firm’s participation in various leveraged buyout transactions.

	Pacific Investment Management Company 840 Newport Center Drive Suite 300 Newport Beach, CA 92660 Raymond G. Kennedy	Raymond G. Kennedy is primarily responsible for the day-to-day management of the portfolio. Mr. Kennedy is a managing director, portfolio manager and senior member of PIMCO’s investment strategy group that manages high yield funds and oversees bank loan trading and collateralized debt obligations. Mr. Kennedy joined the firm in 1996, previously having been associated with the Prudential Insurance Company of America as a private placement asset manager, where he was responsible for investing and managing a portfolio of investment grade and high yield privately placed fixed income securities. He has seventeen years of investment management.

The Trust’s Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the portfolios.

Management Fees

Each portfolio pays a fee to AXA Equitable for management services. The Large Cap Core Equity Portfolio, Large Cap Growth Portfolio and Large Cap Value Portfolio each pay a management fee at an annual rate of 0.90% of the average daily net assets of the portfolio. The Small/Mid Cap Growth Portfolio and Small/Mid Cap Value Portfolio each pay a management fee at an annual rate of 1.10% of the average daily net assets of the portfolio. The International Equity Portfolio pays a management fee at an annual rate of 1.05% of the average daily net assets of the portfolio. The Technology Portfolio and Health Care Portfolio each pay a management fee at an annual rate of 1.20% of the average daily net assets of the portfolio. The Core Bond Portfolio and High Yield Portfolio each pay a management fee at an annual rate of up to 0.60% of the average daily net assets of the portfolio. The Aggressive Equity Portfolio pays a management fee at an annual rate of up to 0.65% of the average daily net assets of the portfolio.

A discussion of the basis for the decision by the Trust’s board of trustees to approve the investment management agreement with AXA Equitable and the investment advisory agreements with the sub- advisers is available in the Trust’s Statement of Additional Information.

42

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

The sub-advisers are paid by AXA Equitable. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by AXA Equitable, without shareholder approval.

AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program.

For these administrative services, in addition to the management fee, each portfolio pays AXA Equitable a fee at an annual rate of 0.15% of the portfolio’s total average net assets plus $35,000 per portfolio and an additional $35,000 for each portion of the portfolio for which separate administrative services are provided (e.g., portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style).

Expense Limitation Agreement

In the interest of limiting until April 30, 2006 the expenses of each portfolio (except Aggressive Equity Portfolio and High Yield Portfolio), the Manager has entered into an expense limitation agreement with the Trust with respect to the portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each portfolio’s business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to 1.35% for the Large Cap Growth Portfolio, the Large Cap Core Equity Portfolio and the Large Cap Value Portfolio, 1.60% for the Small/Mid Cap Growth Portfolio and the Small/Mid Cap Value Portfolio, 1.80% for the International Equity Portfolio, 1.85% for the Technology Portfolio and the Health Care Portfolio, and 0.95% for the Core Bond Portfolio.

AXA Equitable may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the portfolio’s expense ratio and such reimbursements do not exceed the portfolio’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped all eligible previous payments made, the portfolio will be charged such lower expenses.

43

PORTFOLIO SERVICES

Buying and Selling Shares

Each portfolio offers Class A and Class B shares. All shares are purchased and sold at their net asset value without any sales load. These portfolios are not designed for market-timers, see the section entitled “Purchase Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

Purchase Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the portfolios in particular, the International Equity Portfolio. Excessive purchases and redemptions of shares of a portfolio may adversely affect portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies, which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by Contractholders. The Trust and the portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in portfolio shares. As a general matter, each portfolio and the Trust reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the portfolio’s other shareholders or would disrupt the management of the portfolio.

The Trust’s polices and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all shareholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•	The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•	The limits on our ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions on an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

44

PORTFOLIO SERVICES (cont’d)

AXA Equitable currently considers transfers into and out of (or vice versa) a portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s aggregate deposits or aggregate redemptions exceed a certain threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of any portfolio described in this Prospectus.

Restriction	Situation
The portfolio may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
A portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of Equitable.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value	=	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price you pay for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is placed by an insurance company or qualified retirement plan.

•	A portfolio heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

Generally, portfolio securities are valued as follows:

•	Equity securities — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) — based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) — amortized cost (which approximates market value).

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange will materially affect its value. In that case, fair value as determined by or

45

PORTFOLIO SERVICES (cont’d)

under the direction of the board of trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates. Because foreign securities sometimes trade on days when a portfolio’s shares are not priced, the value of a portfolio’s investment that includes such securities may change on days when shares of the portfolio cannot be purchased or redeemed.

•	Options — last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.
•	Investment Company Securities — shares of open-end mutual funds held by a portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•	Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the Trust’s board of trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value of fund shares is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of fund shares is determined, may be reflected in the Trust’s calculations of net asset values for certain portfolios when the Trust deems that the event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to traders seeking to take advantage of information available to them that is not the basis of Trust valuation actions, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s NAV by those traders.

Dividends and Other Distributions

The portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. The Core Bond Portfolio normally pays dividends of net investment income monthly, and its net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the portfolios.

Tax Consequences

Each portfolio is treated as a separate entity, and intends to continue to qualify to be treated as a regulated investment company, for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (portfolio) level. They pass through their income and gains to their shareholders by making distributions. A portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, types of income, and distribution requirements. Although the Trust intends that each portfolio will be operated to have no federal tax liability, if any portfolio has any federal tax liability, that could hurt the investment performance. Also, any portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each portfolio to maintain its regulated investment company status because the shareholders of the portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the portfolio meet tax qualification rules for variable insurance contracts. If a portfolio failed to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through that portfolio could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Manager and as the administrator for the Trust, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

46

PORTFOLIO SERVICES (cont’d)

Contract owners seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.

Additional Information

Compensation to Securities Dealers

The portfolios are distributed by AXA Advisors, LLC and AXA Distributors, LLC, the Co-distributors. The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the portfolios’ Class B shares. Under the plan, Class B shares pay each of the Co-distributors an annual fee to compensate them for promoting, selling and servicing shares of the portfolios. The annual fee is equal to 0.25% of each portfolio’s average daily net assets. Because these distribution fees are paid out of the portfolio’s assets on an ongoing basis, over time these fees for Class B shares will increase the cost of your investment and may cost you more than paying other types of sales charges.

47

GLOSSARY OF TERMS

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Capital gain distributions — Payments to a portfolio’s shareholders of profits earned from selling securities in that portfolio. Capital gain distributions are usually paid once a year.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in comparable interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a portfolio on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield — The rate at which a portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the Securities and Exchange Commission.

48

DESCRIPTION OF BENCHMARKS

Each portfolio’s performance is compared to that of a broad-based securities market index.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Russell 3000 Index

Composed of 3,000 large U.S. securities, as determined by total market capitalization. This index is capitalization weighted and represents approximately 98% of the investable U.S. equity market.

Russell 1000 Growth Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

Russell 1000 Value Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Russell 1000 Index

Contains 1,000 of the largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 2000 Index

Contains 2,000 of the smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Growth Index

Contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

Russell 2500 Value Index

Contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Growth universe.

Russell 3000 Growth Index

Is an unmanaged index that measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

49

DESCRIPTION OF BENCHMARKS (cont’d)

Russell 1000 Technology Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed technology companies by the Russell sector classification scheme. This sector includes securities in the following industries: computer hardware, computer software, communications technology, electrical & electronics, semiconductors, and scientific equipment & suppliers. The index is market value weighted.

Russell 1000 Healthcare Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed healthcare companies by the Russell sector classification scheme.

Morgan Stanley Capital International EAFE Index

Contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the index, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the EAFE index. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader EAFE index. EAFE index assumes dividends reinvested net of withholding taxes and do not reflect any fees and expenses.

Lehman Brothers Aggregate Bond Index

Covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, taxable municipal securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, a bond must have at least one year remaining to final maturity, $200 million in par value outstanding, rated Baa3 or better by Moody’s, and rated BBB- or better by S&P (and if neither is available for CMBS, then Fitch is used) have a fixed coupon rate, and be U.S. dollar denominated.

Credit Suisse First Boston Global High Yield Index

Is an unmanaged trader priced index that mirrors the public high-yield debt market.

50

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Trust’s Class A and Class B shares. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the portfolio’s operations). The information below has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Trust’s financial statements as of December 31, 2004 appears in the Trust’s Annual Report. Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all dividends and disbursements). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

AXA Premier VIP Large Cap Growth Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003	2002(a)	2004	2003	2002(a)
Net asset value, beginning of year	$9.03	$6.90	$10.00	$8.99	$6.88	$10.00

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.01)	(0.01)	(0.04)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.64	2.14	(3.09)	0.63	2.14	(3.09)

Total from investment operations	0.63	2.13	(3.10)	0.59	2.11	(3.12)

Net asset value, end of year	$9.66	$9.03	$6.90	$9.58	$8.99	$6.88

Total return	6.98%	30.87%	(31.00)%	6.56%	30.67%	(31.20)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,166	$8,168	$2,637	$343,638	$253,326	$76,577
Ratio of expenses to average net assets:
After waivers	1.10%	1.10%	1.10%	1.35%	1.35%	1.35%
After waivers and fees paid indirectly	1.05%	1.07%	0.96%	1.30%	1.32%	1.21%
Before waivers and fees paid indirectly	1.16%	1.33%	1.84%	1.41%	1.58%	2.09%
Ratio of net investment loss to average net assets:
After waivers	(0.23)%	(0.32)%	(0.31)%	(0.48)%	(0.57)%	(0.56)%
After waivers and fees paid indirectly	(0.18)%	(0.29)%	(0.17)%	(0.43)%	(0.54)%	(0.42)%
Before waivers and fees paid indirectly	(0.29)%	(0.55)%	(1.05)%	(0.54)%	(0.80)%	(1.30)%
Portfolio turnover rate	53%	30%	19%	53%	30%	19%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$0.01	$0.01	$0.06	$0.01	$0.01	$0.05

51

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Large Cap Core Equity Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003	2002(a)	2004	2003	2002(a)
Net asset value, beginning of year	$9.89	$7.73	$10.00	$9.89	$7.73	$10.00

Income (loss) from investment operations:
Net investment income	0.08	0.03	0.05	0.05	0.01	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.90	2.17	(2.28)	0.91	2.16	(2.27)

Total from investment operations	0.98	2.20	(2.23)	0.96	2.17	(2.25)

Less distributions:
Dividends from net investment income	(0.13)	(0.04)	(0.04)	(0.10)	(0.01)	(0.02)
Distributions from realized gains	(0.37)	—	—	(0.37)	—	—

Total dividends and distributions	(0.50)	(0.04)	(0.04)	(0.47)	(0.01)	(0.02)

Net asset value, end of year	$10.37	$9.89	$7.73	$10.38	$9.89	$7.73

Total return	9.92%	28.41%	(22.34)%	9.75%	28.09%	(22.53)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,932	$5,049	$2,305	$173,875	$136,178	$48,689
Ratio of expenses to average net assets:
After waivers	1.10%	1.10%	1.10%	1.35%	1.35%	1.35%
After waivers and fees paid indirectly	1.07%	1.07%	1.04%	1.32%	1.32%	1.29%
Before waivers and fees paid indirectly	1.22%	1.42%	2.02%	1.47%	1.67%	2.27%
Ratio of net investment income (loss) to average net assets:
After waivers	0.79%	0.42%	0.49%	0.54%	0.17%	0.24%
After waivers and fees paid indirectly	0.82%	0.45%	0.55%	0.57%	0.20%	0.30%
Before waivers and fees paid indirectly	0.67%	0.10%	(0.43)%	0.42%	(0.15)%	(0.68)%
Portfolio turnover rate	52%	45%	39%	52%	45%	39%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.03	$0.08	$0.01	$0.03	$0.08

52

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Large Cap Value Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003	2002(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.28	$7.98	$10.00	$10.28	$7.98	$10.00

Income (loss) from investment operations:
Net investment income	0.13	0.07	0.09	0.12	0.05	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.36	2.43	(2.05)	1.34	2.43	(2.05)

Total from investment operations	1.49	2.50	(1.96)	1.46	2.48	(1.98)

Less distributions:
Dividends from net investment income	(0.14)	(0.07)	(0.06)	(0.11)	(0.05)	(0.04)
Distributions from realized gains	(0.64)	(0.13)	—	(0.64)	(0.13)	—

Total dividends and distributions	(0.78)	(0.20)	(0.06)	(0.75)	(0.18)	(0.04)

Net asset value, end of year	$10.99	$10.28	$7.98	$10.99	$10.28	$7.98

Total return	14.71%	31.44%	(19.63)%	14.42%	31.11%	(19.84)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$9,758	$5,999	$2,345	$406,626	$256,460	$86,036
Ratio of expenses to average net assets:
After waivers	1.10%	1.10%	1.10%	1.35%	1.35%	1.35%
After waivers and fees paid indirectly	0.96%	1.03%	0.92%	1.21%	1.28%	1.17%
Before waivers and fees paid indirectly	1.15%	1.33%	1.77%	1.40%	1.58%	2.02%
Ratio of net investment income to average net assets:
After waivers	1.35%	0.92%	0.90%	1.10%	0.67%	0.65%
After waivers and fees paid indirectly	1.49%	0.99%	1.08%	1.24%	0.74%	0.83%
Before waivers and fees paid indirectly	1.30%	0.69%	0.23%	1.05%	0.44%	(0.02)%
Portfolio turnover rate	99%	135%	129%	99%	135%	129%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.02	$0.06	$0.01	$0.02	$0.06

53

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Small/Mid Cap Growth Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003	2002(a)	2004	2003	2002(a)
Net asset value, beginning of year	$8.75	$6.30	$10.00	$8.70	$6.28	$10.00

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.02)	(0.06)	(0.09)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	1.10	2.58	(3.64)	1.10	2.58	(3.64)

Total from investment operations	1.04	2.56	(3.70)	1.01	2.53	(3.72)

Less distributions:
Distributions from net realized gains	(0.16)	(0.11)	—	(0.16)	(0.11)	—

Net asset value, end of year	$9.63	$8.75	$6.30	$9.55	$8.70	$6.28

Total return	12.04%	40.60%	(37.00)%	11.76%	40.25%	37.20%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$395,739	$242,059	$2,571	$468,973	$334,622	$85,237
Ratio of expenses to average net assets:
After waivers	1.35%	1.35%	1.35%	1.60%	1.60%	1.60%
After waivers and fees paid indirectly	1.25%	1.21%	1.26%	1.50%	1.46%	1.51%
Before waivers and fees paid indirectly	1.35%	1.45%	2.06%	1.60%	1.70%	2.31%
Ratio of net investment loss to average net assets:
After waivers	(1.00)%	(0.96)%	(0.99)%	(1.25)%	(1.21)%	(1.24)%
After waivers and fees paid indirectly	(0.90)%	(0.82)%	(0.90)%	(1.15)%	(1.07)%	(1.15)%
Before waivers and fees paid indirectly	(1.00)%	(1.06)%	(1.70)%	(1.25)%	(1.31)%	(1.95)%
Portfolio turnover rate	76%	119%	196%	76%	119%	196%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$—	$0.01	$0.05	$—	$0.01	$0.05

54

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Small/Mid Cap Value Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003	2002(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.50	$7.49	$10.00	$10.45	$7.47	$10.00

Income (loss) from investment operations:
Net investment income	0.01	0.01	0.01	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.60	3.06	(2.52)	1.59	3.05	(2.52)

Total from investment operations	1.61	3.07	(2.51)	1.57	3.04	(2.53)

Less distributions:
Distributions from realized gains	(0.63)	(0.06)	—	(0.63)	(0.06)	—

Net asset value, end of year	$11.48	$10.50	$7.49	$11.39	$10.45	$7.47

Total return	15.47%	40.94%	(25.10)%	15.16%	40.64%	(25.30)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$842,150	$546,951	$2,981	$498,370	$321,345	$93,565
Ratio of expenses to average net assets:
After waivers	1.35%	1.35%	1.35%	1.60%	1.60%	1.60%
After waivers and fees paid indirectly	1.29%	1.27%	1.21%	1.54%	1.52%	1.46%
Before waivers and fees paid indirectly	1.35%	1.41%	1.93%	1.60%	1.66%	2.18%
Ratio of net investment income (loss) to average net assets:
After waivers	0.02%	0.01%	0.03%	(0.23)%	(0.24)%	(0.22)%
After waivers and fees paid indirectly	0.08%	0.09%	0.17%	(0.17)%	(0.16)%	(0.08)%
Before waivers and fees paid indirectly	0.02%	(0.05)%	(0.55)%	(0.23)%	(0.30)%	(0.80)%
Portfolio turnover rate	61%	63%	88%	61%	63%	88%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$—	$0.01	$0.05	$—	$0.01	$0.05

55

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP International Equity Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003	2002(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.60	$7.93	$10.00	$10.58	$7.91	$10.00

Income from investment operations:
Net investment income	0.09	0.05	0.03	0.07	0.03	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.83	2.69	(2.10)	1.82	2.69	(2.10)

Total from investment operations	1.92	2.74	(2.07)	1.89	2.72	(2.09)

Less distributions:
Dividends from net investment income	(0.12)	(0.07)	—	(0.09)	(0.05)	—
Distributions from realized gains	(0.26)	—	—	(0.26)	—	—

Total dividends and distributions	(0.38)	(0.07)	—	(0.35)	(0.05)	—

Net asset value, end of year	$12.14	$10.60	$7.93	$12.12	$10.58	$7.91

Total return	18.18%	34.64%	(20.70)%	17.91%	34.39%	(20.90)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$238,906	$16,003	$2,180	$336,354	$166,915	$47,097
Ratio of expenses to average net assets:
After waivers	1.55%	1.55%	1.55%	1.80%	1.80%	1.80%
After waivers and fees paid indirectly	1.50%	1.48%	1.53%	1.75%	1.73%	1.78%
Before waivers and fees paid indirectly	1.55%	1.78%	2.72%	1.80%	2.03%	2.97%
Ratio of net investment income (loss) to average net assets:
After waivers	0.73%	0.45%	0.35%	0.48%	0.20%	0.10%
After waivers and fees paid indirectly	0.78%	0.52%	0.37%	0.53%	0.27%	0.12%
Before waivers and fees paid indirectly	0.73%	0.22%	(0.82)%	0.48%	(0.03)%	(1.07)%
Portfolio turnover rate	83%	72%	22%	83%	72%	22%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$—	$0.02	$0.10	$—	$0.02	$0.10

56

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Technology Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003	2002(a)	2004	2003	2002(a)
Net asset value, beginning of year	$8.87	$5.76	$10.00	$8.82	$5.74	$10.00

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.05)	(0.08)	(0.06)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.50	3.38	(4.16)	0.49	3.36	(4.17)

Total from investment operations	0.45	3.33	(4.24)	0.43	3.30	(4.26)

Less distributions:
Distributions from realized gains	(0.06)	(0.22)	—	(0.06)	(0.22)	—

Net asset value, end of year	$9.26	$8.87	$5.76	$9.19	$8.82	$5.74

Total return	5.25%	58.24%	(42.50)%	5.05%	57.64%	(42.60)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$25,939	$9,303	$1,597	$486,608	$113,251	$21,937
Ratio of expenses to average net assets:
After waivers	1.60%	1.60%	1.60%	1.85%	1.85%	1.85%
After waivers and fees paid indirectly	1.50%	1.45%	1.48%	1.75%	1.70%	1.73%
Before waivers and fees paid indirectly	1.60%	2.03%	3.52%	1.85%	2.28%	3.77%
Ratio of net investment loss to average net assets:
After waivers	(0.80)%	(1.35)%	(1.29)%	(1.05)%	(1.60)%	(1.54)%
After waivers and fees paid indirectly	(0.70)%	(1.20)%	(1.17)%	(0.95)%	(1.45)%	(1.42)%
Before waivers and fees paid indirectly	(0.80)%	(1.78)%	(3.21)%	(1.05)%	(2.03)%	(3.46)%
Portfolio turnover rate	160%	169%	154%	160%	169%	154%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$—	$0.02	$0.13	$—	$0.02	$0.13

57

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Health Care Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003(a)	2002(a)	2004	2003(a)	2002(a)
Net asset value, beginning of year	$10.22	$8.02	$10.00	$10.17	$8.01	$10.00

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.06)	(0.06)	(0.07)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.28	2.35	(1.92)	1.27	2.33	(1.91)

Total from investment operations	1.23	2.29	(1.98)	1.20	2.25	(1.99)

Less distributions:
Distributions from net realized gains	(0.67)	(0.09)	—	(0.67)	(0.09)	—

Net asset value, end of year	$10.78	$10.22	$8.02	$10.70	$10.17	$8.01

Total return	12.32%	28.59%	(19.80)%	12.09%	28.12%	(19.90)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$10,588	$6,376	$2,506	$270,570	$167,416	$49,826
Ratio of expenses to average net assets:
After waivers	1.60%	1.60%	1.60%	1.85%	1.85%	1.85%
After waivers and fees paid indirectly	1.56%	1.59%	1.57%	1.81%	1.84%	1.82%
Before waivers and fees paid indirectly	1.60%	1.68%	2.34%	1.85%	1.93%	2.59%
Ratio of net investment loss to average net assets:
After waivers	(0.59)%	(0.69)%	(0.73)%	(0.84)%	(0.94)%	(0.98)%
After waivers and fees paid indirectly	(0.55)%	(0.68)%	(0.70)%	(0.80)%	(0.93)%	(0.95)%
Before waivers and fees paid indirectly	(0.59)%	(0.77)%	(1.47)%	(0.84)%	(1.02)%	(1.72)%
Portfolio turnover rate	127%	108%	91%	127%	108%	91%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$—	$0.01	$0.06	$—	$0.01	$0.06

58

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Core Bond Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003	2002(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.42	$10.37	$10.00	$10.41	$10.37	$10.00

Income from investment operations:
Net investment income	0.24	0.24	0.34	0.22	0.20	0.31
Net realized and unrealized gain on investments and foreign currency transactions	0.18	0.18	0.48	0.18	0.19	0.49

Total from investment operations	0.42	0.42	0.82	0.40	0.39	0.80

Less distributions:
Dividends from net investment income	(0.26)	(0.25)	(0.32)	(0.24)	(0.23)	(0.30)
Distributions from realized gains	(0.15)	(0.12)	(0.13)	(0.15)	(0.12)	(0.13)

Total dividends and distributions	(0.41)	(0.37)	(0.45)	(0.39)	(0.35)	(0.43)

Net asset value, end of year	$10.43	$10.42	$10.37	$10.42	$10.41	$10.37

Total return	4.13%	4.10%	8.42%	3.87%	3.74%	8.21%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$944,330	$431,203	$4,614	$781,977	$666,007	$345,589
Ratio of expenses to average net assets:
After waivers	0.70%	0.70%	0.70%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.70%	0.70%	0.70%	0.95%	0.95%	0.95%
Before waivers and fees paid indirectly	0.80%	0.86%	1.01%	1.05%	1.11%	1.26%
Ratio of net investment income to average net assets:
After waivers	2.38%	2.23%	3.28%	2.13%	1.98%	3.03%
After waivers and fees paid indirectly	2.38%	2.23%	3.28%	2.13%	1.98%	3.03%
Before waivers and fees paid indirectly	2.28%	2.07%	2.97%	2.03%	1.82%	2.72%
Portfolio turnover rate	767%	633%	536%	767%	633%	536%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.02	$0.03	$0.01	$0.02	$0.03

59

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Aggressive Equity Portfolio(d)

	Class A						Class B
	Year Ended December 31,						Year Ended December 31,
	2004	2003	2002	2001(a)	2000(a)		2004	2003	2002	2001(a)	2000(a)
Net asset value, beginning of year	$22.45	$16.29	$22.83	$30.61	$38.01		$22.22	$16.16	$22.72	$30.46	$37.83

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.01)	(0.01)	0.11	0.12		(0.08)	(0.06)	(0.07)	0.03	0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.81	6.17	(6.53)	(7.76)	(5.00)		2.77	6.12	(6.49)	(7.70)	(4.99)

Total from investment operations	2.78	6.16	(6.54)	(7.65)	(4.88)		2.69	6.06	(6.56)	(7.67)	(4.93)

Less distributions:
Dividends from net investment income	—	—	— #	(0.10)	(0.13)		—	—	— #	(0.04)	(0.05)
Distributions from realized gains	—	—	—	(0.03)	(2.39)		—	—	—	(0.03)	(2.39)

Total dividends and distributions	—	—	— #	(0.13)	(2.52)		—	—	— #	(0.07)	(2.44)

Net asset value, end of year	$25.23	$22.45	$16.29	$22.83	$30.61		$24.91	$22.22	$16.16	$22.72	$30.46

Total return	12.38%	37.90%	(28.68)%	(24.99)%	(13.13)%		12.11%	37.50%	(28.86)%	(25.18)%	(13.35)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,485,132	$2,141,844	$1,333,623	$2,179,759	$3,285,884		$258,689	$225,426	$146,909	$219,748	$267,858
Ratio of expenses to average net assets:
After fees paid indirectly	0.68%	0.70%	0.66%	N/A	N/A		0.93%	0.95%	0.91%	N/A	N/A
Before fees paid indirectly	0.80%	0.77%	0.71%	0.69%	0.65	%(b)	1.05%	1.02%	0.96%	0.94%	0.90	%(b)
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.12)%	(0.09)%	(0.11)%	N/A	N/A		(0.37)%	(0.34)%	(0.36)%	N/A	N/A
Before fees paid indirectly	(0.24)%	(0.16)%	(0.16)%	0.42%	0.35	%(b)	(0.49)%	(0.41)%	(0.41)%	0.12%	0.10	%(b)
Portfolio turnover rate	111%	119%	112%	195%	151%		111%	119%	112%	195%	151%

60

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP High Yield Portfolio(c)

	Class A					Class B
	Year Ended December 31,					Year Ended December 31,
	2004(a)	2003(a)	2002(a)	2001(a)	2000(a)	2004(a)	2003(a)	2002(a)	2001(a)	2000(a)
Net asset value, beginning of year	$5.63	$4.82	$5.46	$6.00	$7.43	$5.59	$4.79	$5.43	$5.97	$7.40

Income from investment operations:
Net investment income	0.42	0.42	0.48	0.63	0.76	0.40	0.40	0.47	0.58	0.74
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.09	0.69	(0.63)	(0.58)	(1.40)	0.09	0.68	(0.63)	(0.54)	(1.40)

Total from investment operations	0.51	1.11	(0.15)	0.05	(0.64)	0.49	1.08	(0.16)	0.04	(0.66)

Less distributions:
Dividends from net investment income	(0.39)	(0.30)	(0.49)	(0.59)	(0.79)	(0.37)	(0.28)	(0.48)	(0.58)	(0.77)

Net asset value, end of year	$5.75	$5.63	$4.82	$5.46	$6.00	$5.71	$5.59	$4.79	$5.43	$5.97

Total return	9.02%	22.97%	(2.72)%	0.89%	(8.65)%	8.75%	22.54%	(2.96)%	0.66%	(8.90)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$974,088	$784,005	$234,361	$254,910	$263,012	$1,029,570	$823,114	$330,804	$285,484	$230,916
Ratio of expenses to average net assets	0.76%	0.75%	0.69%	0.67%	0.67%	1.01%	1.00%	0.94%	0.92%	0.92%
Ratio of net investment income to average net assets	7.20%	7.67%	9.21%	10.15%	10.54%	6.95%	7.42%	8.96%	9.97%	10.28%
Portfolio turnover rate	78%	66%	141%	88%	87%	78%	66%	141%	88%	87%

#	Per share amount is less than $0.01.
(a)	Net investment income and capital changes are based on monthly average shares outstanding.
(b)	Reflects overall fund ratios for investment income and non-class specific expense.
(c)	On August 15, 2003, this Portfolio received, through a merger, the assets and liabilities of the EQ/High Yield Portfolio that followed the same investment objectives of this Portfolio. The information from January 1, 2000 through August 14, 2003 is that of the predecessor EQ/High Yield Portfolio. Information for the year ended December 31, 2003 includes the results of the operations of the predecessor EQ/High Yield Portfolio from January 1, 2003 through August 14, 2003.
(d)	On August 15, 2003, this Portfolio received, through a merger, the assets and liabilities of the EQ/Aggressive Stock Portfolio that followed the same investment objectives of this Portfolio. The information from January 1, 2000 through August 14, 2003 is that of the predecessor EQ/Aggressive Stock Portfolio. Information for the year ended December 31, 2003 includes the results of the operations of the predecessor EQ/Aggressive Stock Portfolio from January 1, 2003 through August 14, 2003.

61

If you would like more information about the portfolios, the following documents are available free upon request. The Trust does not have a website available for accessing such information.

Annual and Semi-Annual Reports — Includes more information about the portfolios’ performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the portfolios, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

Portfolio Holdings — A description of the portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the portfolios’ SAI.

To order a free copy of a portfolio’s SAI and/or Annual and Semi-Annual Report, contact your financial professional, or the portfolios at:

AXA Premier VIP Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 877-222-2144

Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-0102.

AXA Premier VIP Trust

AXA Premier VIP Large Cap Growth Portfolio

AXA Premier VIP Large Cap Core Equity Portfolio

AXA Premier VIP Large Cap Value Portfolio

AXA Premier VIP Small/Mid Cap Growth Portfolio

AXA Premier VIP Small/Mid Cap Value Portfolio

AXA Premier VIP International Equity Portfolio

AXA Premier VIP Technology Portfolio AXA Premier VIP Health Care Portfolio AXA Premier VIP Core Bond Portfolio AXA Premier VIP Aggressive Equity Portfolio AXA Premier VIP High Yield Portfolio

(Investment Company Act File No. 811-10509)

© 2005 AXA Premier VIP Trust

PROSPECTUS MAY 1, 2005

AXA PREMIER VIP TRUST

AXA Allocation Portfolios

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

AXA Aggressive Allocation Portfolio

The Securities and Exchange Commission has not approved any portfolio’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

AXA Premier VIP Trust (“Trust”) is comprised of sixteen (16) distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes the Class A shares of the five (5) AXA Allocation Portfolios of the Trust. Each AXA Allocation Portfolio is a non-diversified portfolio. The AXA Allocation Portfolios are designed as a convenient approach to help investors meet retirement and other long-term goals. Information on each AXA Allocation Portfolio, including investment objectives, investment strategies and investment risks, can be found on the pages following this introduction. The investment objective of each AXA Allocation Portfolio may be changed without a shareholder vote.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans. The prospectus is designed to help you make informed decisions about the portfolios that are available under your Contract or under your retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contract owner or participant under a Contract. Not all of the portfolios may be available under your Contract or under your retirement plan. You should consult your Contract prospectus or retirement plan documents to see which portfolios are available.

The investment manager to the AXA Allocation Portfolios is AXA Equitable. Information regarding AXA Equitable is included under “Management Team” in this prospectus.

The co-distributors for each AXA Allocation Portfolio are AXA Advisors, LLC and AXA Distributors, LLC (“Co-Distributors”).

An investment in an AXA Allocation Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these portfolios, be sure to read all risk disclosures carefully before investing.

Table of

THE AXA ALLOCATION PORTFOLIOS AT A GLANCE

The AXA Allocation Portfolios are designed as a convenient approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the AXA Allocation Portfolios based on their risk tolerance, investment time horizons and personal investment goals.

There are five AXA Allocation Portfolios — AXA Conservative Allocation Portfolio, AXA Conservative-Plus Allocation Portfolio, AXA Moderate Allocation Portfolio, AXA Moderate-Plus Allocation Portfolio and AXA Aggressive Allocation Portfolio. Each AXA Allocation Portfolio pursues its investment objective by investing exclusively in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable. The chart below illustrates each AXA Allocation Portfolio according to its relative emphasis on seeking income and seeking growth of capital:

AXA Allocation Portfolio	Income	Growth of Capital
Conservative Allocation Portfolio	High	Low
Conservative-Plus Allocation Portfolio	Medium to High	Low to Medium
Moderate Allocation Portfolio	Medium	Medium to High
Moderate-Plus Allocation Portfolio	Low	Medium to High
Aggressive Allocation Portfolio	Low	High

AXA Equitable, under the oversight of the Trust’s board of Trustees (the “Board”), has established an asset allocation target for each AXA Allocation Portfolio. This target is the approximate percentage of each portfolio’s assets that is invested in Underlying Portfolios that emphasize investments in either equity securities or fixed income securities (referred to herein as “asset classes”). Subject to this asset allocation target, AXA Equitable also has established target investment percentages for each asset category in which an AXA Allocation Portfolio invests. Each target investment percentage is an approximate percentage of a portfolio’s assets that is invested in Underlying Portfolios that emphasize investments in a particular asset category. As used in this prospectus, the term “asset category” refers to specific types of securities within each asset class (i.e., international equity securities, large cap equity securities, small/mid cap equity securities, investment grade bonds, and high yield bonds). These asset allocation targets and target investment percentages may be changed without shareholder approval.

AXA Equitable establishes the asset allocation targets for each asset class and the target investment percentages for each asset category and identifies the specific Underlying Portfolios in which to invest based on its proprietary investment process as well as its outlook for the economy, financial markets and relative market valuations. AXA Equitable may utilize the resources of a third party to assist it in modifying the asset allocation targets and target investment percentages. AXA Equitable also may add new Underlying Portfolios or replace existing Underlying Portfolios. The following chart describes the current and anticipated allocation among the asset classes and asset categories for each AXA Allocation Portfolio.

Asset Class	Conservative Allocation	Conservative-Plus Allocation	Moderate Allocation	Moderate-Plus Allocation	Aggressive Allocation
Range of Equities*	20%	40%	52.5%	77.5%	90%
• International	0%	0%	0%	25%	15%
• Large Cap	12.5%	25%	32.5%	35%	52.5%
• Small/Mid Cap	7.5%	15%	20%	17.5%	22.5%
Range of Bonds*	80%	60%	47.5%	22.5%	10%
• Investment Grade	70%	50%	37.5%	17.5%	10%
• High Yield	10%	10%	10%	5%	0%

*	Actual allocations can deviate from the amounts shown above by 15% for each asset category. Each AXA Allocation Portfolio may temporarily deviate from its asset allocation target for defensive purposes.

Actual allocations can deviate from the amounts shown above by 15% for each asset category. Each AXA Allocation Portfolio also may deviate temporarily from its asset allocation targets and target investment percentages for defensive purposes. In addition, each AXA Allocation Portfolio may deviate from its asset allocation targets and target investment percentages as a result of appreciation or depreciation of the shares of the Underlying Portfolios in which it invests. The AXA Allocation Portfolios have adopted certain policies to reduce the likelihood of such an occurrence. First, AXA Equitable will rebalance each AXA Allocation Portfolio’s holdings on at least a quarterly basis. Rebalancing is the process of bringing the asset allocation of an AXA Allocation Portfolio back into alignment with its target allocations. Second, AXA Equitable will not allocate any new investment dollars to any Underlying Portfolio in an asset class or category whose maximum percentage has been exceeded. Third, AXA Equitable will allocate new investment dollars on a priority basis to Underlying Portfolios in any asset class or category whose minimum percentage has not been achieved.

1

THE AXA ALLOCATION PORTFOLIOS AT A GLANCE (cont’d)

In order to give you a better understanding of the types of Underlying Portfolios that fall within a particular asset category, the table below lists the Underlying Portfolios, divided by asset category, in which the AXA Allocation Portfolios currently may invest. Each of the Underlying Portfolios is advised by AXA Equitable and sub-advised by other advisers, certain of which are affiliates of AXA Equitable. Additional information regarding the Underlying Portfolios is included in the prospectus for these portfolios dated May 1, 2005. You should be aware that in addition to the fees directly associated with an AXA Allocation Portfolio, you will also indirectly bear the fees of the Underlying Portfolios, which include management and administration fees paid to AXA Equitable, and in certain instances, advisory fees paid by AXA Equitable to its affiliates. The AXA Allocation Portfolios will purchase Class A/IA shares of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees.

Investment Grade Bond	High Yield Bond

AXA Premier VIP Core Bond

EQ/Alliance Intermediate Government Securities

EQ/Alliance Quality Bond

EQ/J.P. Morgan Core Bond

EQ/Government Securities*

EQ/Intermediate Term Bond Portfolio*

EQ/Long Term Bond Portfolio*

EQ/Short Duration Bond Portfolio*

EQ/PIMCO Real Return Portfolio*

AXA Premier VIP High Yield EQ/Caywood-Scholl High-Yield Bond*

Large Cap Equities	Small/Mid Cap Equities

AXA Premier VIP Aggressive Equity

AXA Premier VIP Large Cap Core Equity

AXA Premier VIP Large Cap Growth

AXA Premier VIP Large Cap Value

EQ/Alliance Common Stock

EQ/Alliance Growth and Income

EQ/Alliance Large Cap Growth*

EQ/Bernstein Diversified Value

EQ/Capital Guardian Research

EQ/Capital Guardian U.S. Equity

EQ/Evergreen Omega

EQ/Janus Large Cap Value

EQ/Marsico Focus

EQ/Mercury Basic Value Equity

EQ/MFS Emerging Growth Companies

EQ/MFS Investors Trust

EQ/J.P. Morgan Value Opportunities

EQ/Capital Guardian Growth

EQ/Enterprise Capital Appreciation

EQ/Enterprise Deep Value

EQ/MONY Equity Growth

EQ/Boston Advisors Equity Income*

EQ/MONY Equity Income

EQ/TCW Equity*

EQ/Enterprise Global Socially Responsive

EQ/UBS Growth and Income*

EQ/Montag & Caldwell Growth*

EQ/Mergers and Acquisitions*

EQ/Enterprise Multi-Cap Growth

EQ/MONY Diversified

AXA Premier VIP Small/Mid Cap Growth

AXA Premier VIP Small/Mid Cap Value

EQ/Alliance Small Cap Growth

EQ/FI Mid Cap

EQ/FI Small/Mid Cap Value

EQ/Lazard Small Cap Value

EQ/Bear Stearns Small Company Growth*

EQ/Small Company Value*

International Equities

AXA Premier VIP International Equity

EQ/Alliance International

EQ/Capital Guardian International

EQ/Van Kampen Emerging Markets Equity*

EQ/Mercury International Value

EQ/International Growth*

*	Reflects the name of the Underlying Portfolio effective May 9, 2005.

Please note that the Underlying Portfolios may already be available directly as an investment option in your variable annuity contract or variable life policy and that an investor in any of the AXA Allocation Portfolios bears both the expenses of the particular AXA Allocation Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of an AXA Allocation Portfolio instead of in the AXA Allocation Portfolio itself. However, not all of the Underlying Portfolios of an AXA Allocation Portfolio may be available as an investment option in your variable annuity contract or variable life policy. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by AXA Equitable.

2

AXA CONSERVATIVE ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	High level of principal security

•	Potential for growth through conservative investments

•	Diversification created by some limited stock investment providing higher return potential

Investment Goal

Seeks a high level of current income.

Principal Investment Strategies

This portfolio invests approximately 80% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 20% of its assets in Underlying Portfolios that emphasize equity investments. Subject to the asset allocation target, the portfolio generally invests its assets in Underlying Portfolios within the following asset categories in the approximate percentages shown in the chart below. Actual allocations can deviate from the amounts shown below by 15% for each asset category.

International Equity Securities	0%
Large Cap Equity Securities	12.5%
Small/Mid Cap Equity Securities	7.5%
Investment Grade Bonds	70%
High Yield Bonds	10%

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. AXA Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the portfolio. To the extent the portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities, including investment style risk, issuer-specific risk, small- and mid-capitalization risk, equity risk and portfolio management risk. To the extent the portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities. Such risks include credit/default risk, interest rate risk, issuer-specific risk, liquidity risk, mortgage-backed and asset-backed securities risk, derivatives risk, lower-rated securities risk, foreign investing and emerging markets risk and portfolio management risk.

•	Management Risk — The risk that AXA Equitable’s selection of the Underlying Portfolios, and its allocation and reallocation of portfolio assets among the Underlying Portfolios, may not produce the desired results.

•

Market Risk — The Underlying Portfolios’ share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market.

3

Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Non-Diversification Risk — The portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the portfolio’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the Portfolio is provided below in “More About Investment Strategies & Risks.”

Portfolio Performance

The following information gives some indication of the risks of an investment in the portfolio by comparing the portfolio’s performance with a broad measure of market performance. Since the portfolio has been in operation for only one full calendar year, the performance information does not necessarily reflect the volatility and changes that could occur in the portfolio’s performance from year to year. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total return for the portfolio’s Class A shares for 2004, the portfolio’s first full calendar year of operations. The inception date for the portfolio is July 31, 2003.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)
3.40% (2004 4th Quarter)	–1.48% (2004 2nd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class A shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Conservative Allocation Portfolio	6.29%	8.69%
80% Lehman Brothers Aggregate Bond Index/20% S&P 500 Index*	5.67%	7.53%
*	For more information on this index, see the following section “Description of Benchmarks.”

4

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	Provides potential for higher returns along with safety of principal

•	Provides a combination of income and modest capital growth with an emphasis on capital preservation

Investment Goal

Seeks current income and growth of capital, with a greater emphasis on current income.

Principal Investment Strategies

This portfolio invests approximately 60% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 40% of its assets in Underlying Portfolios that emphasize equity investments. Subject to the asset allocation target, the portfolio generally invests its assets in Underlying Portfolios within the following asset categories in the approximate percentages shown in the chart below. Actual allocations can deviate from the amounts shown below by 15% for each asset category.

International Equity Securities	0%
Large Cap Equity Securities	25%
Small/Mid Cap Equity Securities	15%
Investment Grade Bonds	50%
High Yield Bonds	10%

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. AXA Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities, including investment style risk, issuer-specific risk, small- and mid-capitalization risk, equity risk and portfolio management risk. To the extent the portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities. Such risks include credit/default risk, interest rate risk, issuer-specific risk, liquidity risk, mortgage-backed and asset-backed securities risk, derivatives risk, lower-rated securities risk, foreign investing and emerging markets risk and portfolio management risk.

•	Management Risk — The risk that AXA Equitable’s selection of the Underlying Portfolios, and its allocation and reallocation of portfolio assets among the Underlying Portfolios, may not produce the desired results.

•

Market Risk — The Underlying Portfolios’ share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market.

5

Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Non-Diversification Risk — The portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the portfolio’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

Portfolio Performance

The following information gives some indication of the risks of an investment in the portfolio by comparing the portfolio’s performance with a broad measure of market performance. Since the portfolio has been in operation for only one full calendar year, the performance information does not necessarily reflect the volatility and changes that could occur in the portfolio’s performance from year to year. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total return for the portfolio’s Class A shares for 2004, the portfolio’s first full calendar year of operations. The inception date for the portfolio is July 31, 2003.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)
5.46% (2004 4th Quarter)	–0.80% (2004 2nd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class A shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Conservative-Plus Allocation Portfolio	7.96%	11.44%
60% Lehman Brothers Aggregate Bond Index/40% S&P 500 Index*	6.99%	10.03%
*	For more information on this index, see the following section “Description of Benchmarks.”

6

AXA MODERATE ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	Diversification provided by balance of underlying portfolios investing in growth and undervalued stock

•	Balances higher return potential with a degree of price and income stability

Investment Goal

Seeks long-term capital appreciation and current income.

Principal Investment Strategies

This portfolio invests approximately 52.5% of its assets in Underlying Portfolios that emphasize equity investments and approximately 47.5% of its assets in Underlying Portfolios that emphasize fixed income investments. Subject to the asset allocation target, the portfolio generally invests its assets in Underlying Portfolios within the following asset categories in the approximate percentages shown in the chart below. Actual allocations can deviate from the amounts shown below by 15% for each asset category.

International Equity Securities	0%
Large Cap Equity Securities	32.5%
Small/Mid Cap Equity Securities	20%
Investment Grade Bonds	37.5%
High Yield Bonds	10%

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. AXA Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities, including investment style risk, issuer-specific risk, small- and mid-capitalization risk, equity risk and portfolio management risk. To the extent the portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities. Such risks include credit/default risk, interest rate risk, issuer-specific risk, liquidity risk, mortgage-backed and asset-backed securities risk, derivatives risk, lower-rated securities risk, foreign investing and emerging markets risk and portfolio management risk.

•	Management Risk — The risk that AXA Equitable’s selection of the Underlying Portfolios, and its allocation and reallocation of portfolio assets among the Underlying Portfolios, may not produce the desired results.

•

Market Risk — The Underlying Portfolios’ share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall

7

out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Non-Diversification Risk — The portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the portfolio’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below is principally the performance of its predecessor registered investment company. On August 15, 2003, the portfolio merged with EQ/Balanced Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by AXA Equitable, and assumed its operating history and performance record, which, in turn, assumed the operating history and performance record of its predecessor, HRT Alliance Balanced Portfolio, which transferred its assets to the EQ/Balanced Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods commencing on or after October 19, 1999 is that of EQ/Balanced Portfolio and the performance shown for periods prior to that date is that of HRT Alliance Balanced Portfolio, whose inception date is January 27, 1986. The performance results of these portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future results. This may be particularly true for this portfolio because the portfolio’s predecessor invested directly in a combination of equity and debt securities, while the portfolio invests substantially all of its assets in other mutual funds that emphasize either equity or debt investments. In addition, the portfolio’s predecessor was advised by one investment sub-adviser until May 1, 2000. After that date, the predecessor portfolio employed multiple investment sub-advisers until August 15, 2003, when it merged with the portfolio.

The following bar chart illustrates the annual total returns for the portfolio’s Class A shares for each of the last ten calendar years of operations.

Calendar Year Annual Total Returns*

Best quarter (% and time period)	Worst quarter (% and time period)
13.88% (1998 4th Quarter)	–8.44% (2001 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class A shares for the one-year, five-year and ten-year periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns

	One Year	Five Years	Ten Years
AXA Moderate Allocation Portfolio	8.99%	1.98%	8.96%
50% S&P 500 Index/50% Lehman Brothers Aggregate Bond Index*†	7.65%	3.00%	10.24%
60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index*	8.30%	1.98%	10.66%
*	For more information on this index, see “Description of Benchmarks.”
†	AXA Equitable believes this newly selected index reflects more closely the market sectors in which the portfolio invests.

8

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	Potential for long-term growth

•	Broad diversification through underlying portfolios

Investment Goal

Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

Principal Investment Strategies

This portfolio invests approximately 77.5% of its assets in Underlying Portfolios that emphasize equity investments and approximately 22.5% of its assets in Underlying Portfolios that emphasize fixed income investments. Subject to the asset allocation target, the portfolio generally invests its assets in Underlying Portfolios within the following asset categories in the approximate percentages shown in the chart below. Actual allocations can deviate from the amounts shown below by 15% for each asset category.

International Equity Securities	25%
Large Cap Equity Securities	35%
Small/Mid Cap Equity Securities	17.5%
Investment Grade Bonds	17.5%
High Yield Bonds	5%

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. AXA Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities, including investment style risk, issuer-specific risk, small- and mid-capitalization risk, foreign investing and emerging markets risk, equity risk and portfolio management risk. To the extent the portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities. Such risks include credit/default risk, interest rate risk, issuer-specific risk, liquidity risk, mortgage-backed and asset-backed securities risk, derivatives risk, lower-rated securities risk, foreign investing and emerging markets risk and portfolio management risk.

•	Management Risk — The risk that AXA Equitable’s selection of the Underlying Portfolios, and its allocation and reallocation of portfolio assets among the Underlying Portfolios, may not produce the desired results.

•

Market Risk — The Underlying Portfolios’ share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect,

9

resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Non-Diversification Risk — The portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the portfolio’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

Portfolio Performance

The following information gives some indication of the risks of an investment in the portfolio by comparing the portfolio’s performance with a broad measure of market performance. Since the portfolio has been in operation for only one full calendar year, the performance information does not necessarily reflect the volatility and changes that could occur in the portfolio’s performance from year to year. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total return for the portfolio’s Class A shares for 2004, the portfolio’s first full calendar year of operations. The inception date for the portfolio is July 31, 2003.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)
9.54% (2004 4th Quarter)	–1.04% (2004 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class A shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Moderate—Plus Allocation Portfolio	12.00%	17.77%
60% S&P 500 Index/25% Lehman Brothers Aggregate Bond Index/15% MSCI EAFE Index*	10.63%	16.46%
*	For more information on this index, see the following section “Description of Benchmarks.”

10

AXA AGGRESSIVE ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	Potential for long-term growth

•	Broad diversification among underlying equity portfolios

Investment Goal

Seeks long-term capital appreciation.

Principal Investment Strategies

This portfolio invests approximately 90% of its assets in Underlying Portfolios that emphasize equity investments and approximately 10% of its assets in Underlying Portfolios that emphasize fixed income investments. Subject to the asset allocation target, the portfolio generally invests its assets in Underlying Portfolios within the following asset categories in the approximate percentages shown in the chart below. Actual allocations can deviate from the amounts shown below by 15% for each asset category.

International Equity Securities	15%
Large Cap Equity Securities	52.5%
Small/Mid Cap Equity Securities	22.5%
Investment Grade Bonds	10%
High Yield Bonds	0%

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. AXA Equitable has based the target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the portfolio. To the extent the portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities, including investment style risk, issuer-specific risk, small- and mid-capitalization risk, foreign investing and emerging markets risk, equity risk and portfolio management risk. To the extent the portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities. Such risks include credit/default risk, interest rate risk, issuer-specific risk, liquidity risk, mortgage-backed and asset-backed securities risk, derivatives risk, foreign investing and emerging markets risk and portfolio management risk.

•	Management Risk — The risk that AXA Equitable’s selection of the Underlying Portfolios, and its allocation and reallocation of portfolio assets among the Underlying Portfolios, may not produce the desired results.

•

Market Risk — The Underlying Portfolios’ share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect,

11

resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Non-Diversification Risk — The portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the portfolio’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation portfolios, this risk is limited because each portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

Portfolio Performance

The following information gives some indication of the risks of an investment in the portfolio by comparing the portfolio’s performance with a broad measure of market performance. Since the portfolio has been in operation for only one full calendar year, the performance information does not necessarily reflect the volatility and changes that could occur in the portfolio’s performance from year to year. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total return for the portfolio’s Class A shares for 2004, the portfolio’s first full calendar year of operations. The inception date for the portfolio is July 31, 2003.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)
10.77% (2004 4th Quarter)	–2.23% (2004 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class A shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Aggressive Allocation Portfolio	12.15%	18.22%
75% S&P 500 Index/15% MSCI EAFE Index/10% Lehman Brothers Aggregate Bond Index*	11.61%	18.39%
*	For more information on this index, see the following section “Description of Benchmarks.”

12

FEES AND EXPENSES OF THE AXA ALLOCATION PORTFOLIOS

The following tables describe the fees and expenses that you would pay if you buy and hold shares of the AXA Allocation Portfolios. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses. There are no fees or charges to buy or sell shares of the AXA Allocation Portfolios, reinvest dividends or exchange into other portfolios.

Annual AXA Allocation Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets, as a percentage of average daily net assets)

AXA Conservative Allocation Portfolio**
Management fee	0.10%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.41%
Total operating expenses	0.51%
(Less fee waiver)/expense reimbursement*	(0.41)%
Net operating expenses	0.10%
AXA Conservative-Plus Allocation Portfolio**
Management fee	0.10%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.30%
Total operating expenses	0.40%
(Less fee waiver)/expense reimbursement*	(0.30)%
Net operating expenses	0.10%
AXA Moderate Allocation Portfolio**
Management fee	0.10%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.16%
Total operating expenses	0.26%
(Less fee waiver)/expense reimbursement*	(0.16)%
Net operating expenses	0.10%
AXA Moderate-Plus Allocation Portfolio**
Management fee	0.10%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.20%
Total operating expenses	0.30%
(Less fee waiver)/expense reimbursement*	(0.20)%
Net operating expenses	0.10%
AXA Aggressive Allocation Portfolio**
Management fee	0.10%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.29%
Total operating expenses	0.39%
(Less fee waiver)/expense reimbursement*	(0.29)%
Net operating expenses	0.10%
*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses until April 30, 2006 (“Expense Limitation Agreement”) so that the Total Operating Expenses of each AXA Allocation Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management Team — The Manager — Expense Limitation Agreement”.
**	The AXA Allocation Portfolios invest in shares of Underlying Portfolios. Therefore, each AXA Allocation Portfolio will, in addition to its own expenses such as management fees, bear its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each AXA Allocation Portfolio will be reduced by each Underlying Portfolio’s expenses. As of the date of this prospectus, the range of expenses (as a percentage of average net assets) expected to be incurred indirectly in connection with each AXA Allocation Portfolio’s investments in Underlying Portfolios is: Conservative Allocation Portfolio — 0.70% to 0.95%; Conservative-Plus Allocation Portfolio — 0.75% to 1.00%; Moderate Allocation Portfolio — 0.80% to 1.05%; Moderate-Plus Allocation Portfolio — 0.95% to 1.20%; and Aggressive Allocation Portfolio — 0.95% to 1.20%. Thus, the net expense ratio of the Class A shares of each AXA Allocation Portfolio, including the AXA Allocation Portfolio’s direct and indirect expenses, is currently expected to range from: Conservative Allocation Portfolio — 0.80% to 1.05%; Conservative-Plus Allocation Portfolio — 0.85% to 1.10%; Moderate Allocation Portfolio — 0.90% to 1.15%; Moderate-Plus Allocation Portfolio — 1.05% to 1.30%; and Aggressive Allocation Portfolio — 1.05% to 1.30%, after taking into account the fee waiver and expense reimbursement arrangement described above. Absent this arrangement, the total expense ratio of the Class A shares of each AXA Allocation Portfolio would range from: Conservative Allocation Portfolio — 1.21% to 1.46%; Conservative-Plus Allocation Portfolio — 1.15% to 1.40%; Moderate Allocation Portfolio — 1.06% to 1.31%; Moderate-Plus Allocation Portfolio — 1.25% to 1.50%; and Aggressive Allocation Portfolio — 1.34% to 1.59%. This information is based on a weighted-average range of the expense ratios since the average assets of each AXA Allocation Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower depending on the allocation of an AXA Allocation Portfolio’s assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios. An investor could realize lower overall expenses by allocating investments directly to the Underlying Portfolios.

13

FEES AND EXPENSES OF THE AXA ALLOCATION PORTFOLIOS (cont’d)

Example

This Example is intended to help you compare the direct and indirect costs of investing in each AXA Allocation Portfolio with the cost of investing in other investment options. It does not show certain indirect costs of investing, including the costs of Underlying Portfolios.

The Example assumes that:

•	You invest $10,000 in an AXA Allocation Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The AXA Allocation Portfolio’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This Example should not be considered a representation of past or future expenses of the AXA Allocation Portfolios. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses or the fees and expenses of the Underlying Portfolios. If such fees and expenses were reflected, the total expenses would be substantially higher. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	AXA Conservative Allocation Portfolio	AXA Conservative-Plus Allocation Portfolio
1 year	$ 10	$ 10
3 years	$122	$ 98
5 years	$244	$194
10 years	$601	$476

	AXA Moderate Allocation Portfolio	AXA Moderate-Plus Allocation Portfolio
1 year	$ 10	$ 10
3 years	$ 67	$ 76
5 years	$130	$148
10 years	$315	$361

AXA Aggressive Allocation Portfolio
1 year	$ 10
3 years	$ 96
5 years	$190
10 years	$464

14

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Each AXA Allocation Portfolio follows a distinct set of investment strategies. To the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities. To the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities.

The AXA Allocation Portfolios also may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should an AXA Allocation Portfolio take this action, it may not achieve its investment objective. The AXA Allocation Portfolios also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

The Underlying Portfolios have principal investment strategies that come with inherent risks. Certain Underlying Portfolios may emphasize different market sectors, such as foreign securities, small cap equities and high yield fixed income securities. Each Underlying Portfolio’s principal risks are described in more detail in the Underlying Portfolio’s prospectus.

Risks of Equity Investments

Each portfolio may invest a portion of its assets in Underlying Portfolios that emphasize investments in equity securities. Therefore, as an investor in a portfolio, the return on your investment will be based, to some extent, on the risks and rewards of equity securities. In general, the performance of the Aggressive Allocation, Moderate-Plus Allocation and Moderate Allocation Portfolios will be subject to the risks of investing in equity securities to a greater extent than that of the Conservative Allocation and Conservative-Plus Allocation Portfolios. The risks of investing in equity securities include:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods, regardless of the success or failure of a company’s operations.

•	Foreign Investing and Emerging Markets Risk — The value of an Underlying Portfolio’s investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

•	Investment Style Risk — The sub-advisers to the Underlying Portfolios may use a particular style or set of styles, such as “growth” or “value” styles, to select investments for the Underlying Portfolio. These styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Underlying Portfolio’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Underlying Portfolio could lose all of its investment in a company’s securities.

•	Small- and Mid-Capitalization Risk — There may be an increased risk for Underlying Portfolios that invest in small and mid-capitalization companies because the common stocks of small-and mid-capitalization companies generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies. In addition, investments in small- and mid-capitalization companies may decline when investments in large-capitalization companies are in favor.

•	Portfolio Management Risk — The risk that the strategies used by the Underlying Portfolios’ sub-advisers and their securities selections fail to produce the intended results.

Risks of Fixed Income Investments

Each portfolio may invest a portion of its assets in Underlying Portfolios that invest primarily in debt securities. Therefore, as an investor in a portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds.

Examples of bonds include, but are not limited to, corporate debt securities (including notes), asset-backed securities, securities issued by the U.S. Government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as limited in each Underlying Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

In general, the performance of the Conservative Allocation and Conservative-Plus Allocation Portfolios will be subject to the risks of investing in fixed income securities to a greater extent than that of the Aggressive Allocation, Moderate-Plus Allocation and Moderate Allocation Portfolios. The risks of investing in fixed income securities include:

•	Credit/Default Risk — The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Lower rated securities

15

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

involve a substantial risk of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s credit worthiness.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on funds holding a significant portion of their assets in fixed income securities with long term maturities.

•	Foreign Investing and Emerging Markets Risk — The value of an Underlying Portfolio’s investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. An Underlying Portfolio could lose all of its investments in a company’s securities.

•	Liquidity Risk — The risk that exists when particular investments are difficult to purchase or sell. An Underlying Portfolio’s investment in illiquid securities may reduce the returns of the Underlying Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. This may result in a loss or may be costly to an Underlying Portfolio.

•	Lower-Rated Securities Risk — Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the fund’s net asset value. A fund investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

•	Mortgage-Backed and Asset-Backed Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

•	Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. An Underlying Portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk, depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Portfolio Management Risk — The risk that the strategies used by an Underlying Portfolio’s sub-adviser and its securities selections fail to produce the intended results.

16

MANAGEMENT TEAM

The Manager

The Manager

AXA Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, manages each AXA Allocation Portfolio. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable is responsible for the general management and administration of the Trust and the AXA Allocation Portfolios. In addition to its managerial responsibilities, AXA Equitable also is responsible for determining the asset allocation range for each AXA Allocation Portfolio and ensuring that the allocations are consistent with the guidelines that have been approved by the Board. Within the asset allocation range for each AXA Allocation Portfolio, AXA Equitable will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by an AXA Allocation Portfolio based on AXA Equitable’s proprietary investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. AXA Equitable also will periodically rebalance each AXA Allocation Portfolio’s holdings to bring the asset allocation of an AXA Allocation Portfolio back into alignment with its asset allocation range. AXA Equitable has hired an independent consultant to provide research and consulting services with respect to the Underlying Portfolios, which may assist it with the selection of Underlying Portfolios for inclusion in each Portfolio.

A committee of AXA FMG investment personnel manages each AXA Allocation Portfolio. The committee is comprised of the following individuals who are responsible for the day-to-day management of the AXA Allocation Portfolios.

Members of AXA FMG Committee	Business Experience
Kenneth T. Kozlowski

Mr. Kozlowksi has served as Vice President of AXA Financial from February 2001 to present. From October 1999 to February 2001, he served as Assistant Vice President, AXA Financial. He has had day-to-day portfolio management responsibilities for AXA Equitable’s AXA Allocation Portfolios since 2003.

Kenneth B. Beitler	Mr. Beitler has served as Vice President of AXA Financial from February 2003 to present. From February 2002 to February 2003, he served as Assistant Vice President of AXA Financial and from May 1999 to February 2002 as Senior Investment Analyst of AXA Financial. He has had day-to-day portfolio management responsibilities for AXA Equitable’s AXA Allocation Portfolios since 2003.

Information about each committee member’s compensation, other accounts they manage and their ownership of securities in the funds is available in the Trust’s Statement of Additional Information.

A discussion of the basis of the decision by the Board to approve the investment management agreement with AXA Equitable is available in the Trust’s Statement of Additional Information.

Management Fees

Each AXA Allocation Portfolio pays a fee to AXA Equitable for management services at an annual rate of 0.10% of the average daily net assets of each AXA Allocation Portfolio. AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each AXA Allocation Portfolio pays AXA Equitable a fee at an annual rate of 0.15% of the AXA Allocation Portfolio’s total average daily net assets plus $35,000. As noted in the prospectus for each Underlying Portfolio, AXA Equitable and, in certain cases, its affiliates serve as investment manager, investment adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with an AXA Allocation Portfolio.

Expense Limitation Agreement

In the interest of limiting until April 30, 2006 the expenses of each AXA Allocation Portfolio, the Manager has entered into an expense limitation agreement with AXA Premier VIP Trust with respect to the AXA Allocation Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each portfolio’s business), are limited to 0.10%.

17

MANAGEMENT TEAM

The Manager (cont’d)

AXA Equitable may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the portfolio’s expense ratio and such reimbursements do not exceed the portfolio’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped any eligible previous payments made, the portfolio will be charged such lower expenses.

18

PORTFOLIO SERVICES

Buying and Selling Shares

Each AXA Allocation Portfolio offers Class A and Class B shares. All shares are purchased and sold at their net asset value without any sales load. The AXA Allocation Portfolios are not designed for market-timers, see the section entitled “Purchase Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The AXA Allocation Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

Purchase Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the portfolios. Excessive purchases and redemptions of shares of a portfolio may adversely affect portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies, which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by Contractholders. The Trust and the portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in portfolio shares. As a general matter, each portfolio and the Trust reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the portfolio’s other shareholders or would disrupt the management of the portfolio.

The Trust’s polices and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all shareholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•	The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•	The limits on our ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions on an

19

PORTFOLIO SERVICES (cont’d)

agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

AXA Equitable currently considers transfers into and out of (or vice versa) a portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s aggregate deposits or aggregate redemptions exceed a certain threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of any portfolio described in this Prospectus.

Restriction	Situation
The portfolio may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
A portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value	=	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time. The price you pay for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is placed by an insurance company or qualified retirement plan.

Shares of the Underlying Portfolios held by the AXA Allocation Portfolios are valued at their net asset value. Other portfolio securities and assets of the Underlying Portfolios are valued based on market price quotations. If market price quotations are not readily available, securities are valued by a method that reflects fair value. If an Underlying Portfolio includes investments that are not sold often or are not sold on any exchanges, the board of trustees of the Underlying Portfolios or its delegate will, in good faith, estimate fair value of these investments. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Underlying Portfolio’s net asset value

20

PORTFOLIO SERVICES (cont’d)

fairly reflects security values as of the time of pricing. Also, fair valuation of an Underlying Portfolio’s securities can serve to reduce arbitrage opportunities available to traders seeking to take advantage of information available to them that is not the basis of Trust valuation actions, but there is no assurance that fair value pricing policies will prevent dilution of the Underlying Portfolio’s NAV by those traders. Because foreign securities sometimes trade on days when portfolio shares are not priced, the value of an Underlying Portfolio’s investments that includes such securities may change on days when portfolio shares cannot be purchased or redeemed. Debt obligations maturing within 60 days of the valuation date are valued at amortized cost.

Dividends and Other Distributions

The AXA Allocation Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the portfolios.

Tax Consequences

Each AXA Allocation Portfolio is treated as a separate entity and intends to continue to qualify to be treated as a regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (portfolio) level to the extent they pass through their income and gains to their shareholders by making distributions. A portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, types of income, and distribution requirements. Although the Trust intends that each portfolio will be operated to have no federal tax liability, if any portfolio has any federal tax liability that could hurt the investment performance. Also, any portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each AXA Allocation Portfolio to maintain its regulated investment company status because the shareholders of the portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the portfolio meet tax qualification rules for variable insurance contracts. If a portfolio failed to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through that portfolio could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. AXA Equitable, in its capacity as the investment manager and as the administrator for the Trust, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

Contract owners seeking to more fully understand the tax consequences of their investments should consult with their tax advisers or the insurance company that issued their variable products or refer to their Contract prospectus.

21

DESCRIPTION OF BENCHMARKS

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Lehman Brothers Aggregate Bond Index

Covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, a bond must have at least one year remaining to final maturity, $150 million in par value outstanding, rated Baa or better by Moody’s, have a fixed coupon rate, and be U.S. dollar denominated.

Morgan Stanley Capital International EAFE Index

Contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the index, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the EAFE index. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader EAFE index, EAFE index assumes dividends reinvested net of withholding taxes and do not reflect any fees and expenses.

22

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Trust’s Class A and Class B shares. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the portfolio’s operations). The information below has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Trust’s financial statements as of December 31, 2004 appears in the Trust’s Annual Report. Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all dividends and disbursements). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

AXA Conservative Allocation Portfolio

	Class A			Class B
	Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003(c)		Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003(c)
Net asset value, beginning of period	$10.45	$10.00		$10.45	$10.00

Income from investment operations:
Net investment income	0.38	0.53		0.35	0.53
Net realized and unrealized gain on investments	0.28	0.06		0.28	0.05

Total from investment operations	0.66	0.59		0.63	0.58

Less distributions:
Dividends from net investment income	(0.30)	(0.14)		(0.27)	(0.13)
Distributions from net realized gains	(0.01)	—		(0.01)	—

Total dividends and distributions	(0.31)	(0.14)		(0.28)	(0.13)

Net asset value, end of period	$10.80	$10.45		$10.80	$10.45

Total return (b)	6.29%	5.89%		6.02%	5.78%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,071	$93		$109,357	$5,986
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.10%	0.10%		0.35%	0.35%
Before waivers and reimbursements (a)	0.51%	9.14%		0.76%	9.39%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	3.50%	12.33	%(h)	3.25%	12.08	%(h)
Before waivers and reimbursements (a)	3.09%	3.29	%(h)	2.84%	3.04	%(h)
Portfolio turnover rate	18%	9%		18%	9%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.04	$0.39		$0.04	$0.40

23

FINANCIAL HIGHLIGHTS (cont’d)

AXA Conservative-Plus Allocation Portfolio

	Class A			Class B
	Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003(c)		Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003(c)
Net asset value, beginning of period	$10.66	$10.00		$10.66	$10.00

Income from investment operations:
Net investment income	0.33	0.47		0.30	0.46
Net realized and unrealized gain on investments	0.52	0.33		0.52	0.33

Total from investment operations	0.85	0.80		0.82	0.79

Less distributions:
Dividends from net investment income	(0.28)	(0.14)		(0.25)	(0.13)
Distributions from net realized gains	(0.01)	—		(0.01)	—

Total dividends and distributions	(0.29)	(0.14)		(0.26)	(0.13)

Net asset value, end of period	$11.22	$10.66		$11.22	$10.66

Total return (b)	7.96%	8.02%		7.68%	7.92%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,403	$225		$214,970	$9,486
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.10%	0.10%		0.35%	0.35%
Before waivers and reimbursements (a)	0.40%	4.23%		0.65%	4.48%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	3.01%	10.64	%(h)	2.76%	10.39	%(h)
Before waivers and reimbursements (a)	2.71%	6.51	%(h)	2.46%	6.26	%(h)
Portfolio turnover rate	5%	8%		5%	8%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.03	$0.18		$0.03	$0.18

24

FINANCIAL HIGHLIGHTS (cont’d)

AXA Moderate Allocation Portfolio(d)(e)(g)

	Class A						Class B
	Year Ended December 31,						Year Ended December 31,
	2004(c)	2003(c)		2002	2001	2000(c)	2004(c)	2003(c)		2002	2001	2000(c)
Net asset value, beginning of year	$14.63	$12.54		$14.52	$15.20	$19.18	$14.55	$12.47		$14.45	$15.14	$19.15

Income from investment operations:
Net investment income	0.25	0.33		0.33	0.40	0.60	0.21	0.30		0.26	0.35	0.55
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.06	2.10		(2.15)	(0.69)	(0.92)	1.06	2.08		(2.10)	(0.67)	(0.93)

Total from investment operations	1.31	2.43		(1.82)	(0.29)	(0.32)	1.27	2.38		(1.84)	(0.32)	(0.38)

Less distributions:
Dividends from net investment income	(0.43)	(0.34)		(0.16)	(0.39)	(0.62)	(0.39)	(0.30)		(0.14)	(0.37)	(0.59)
Distributions from realized gains	—	—		—	—	(3.04)	—	—		—	—	(3.04)

Total dividends and distributions	(0.43)	(0.34)		(0.16)	(0.39)	(3.66)	(0.39)	(0.30)		(0.14)	(0.37)	(3.63)

Net asset value, end of year	$15.51	$14.63		$12.54	$14.52	$15.20	$15.43	$14.55		$12.47	$14.45	$15.14

Total return	8.99%	19.40%		(12.52)%	(1.85)%	(1.32)%	8.75%	19.11%		(12.71)%	(2.08)%	(1.58)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,160,074	$3,141,256		$2,908,058	$2,122,401	$1,914,143	$2,341,547	$1,261,402		$665,088	$359,212	$41,282
Ratio of expenses to average net assets:
After waivers and reimbursements	0.10%	0.42%		0.65%	0.65%	N/A	0.35%	0.67%		0.90%	0.90%	N/A
After waivers, reimbursements and fees paid indirectly	0.09%	0.37%		0.63%	N/A	N/A	0.34%	0.62%		0.88%	N/A	N/A
Before waivers, reimbursements and fees paid indirectly	0.26%	0.49%		0.66%	0.65%	0.59%	0.51%	0.74%		0.91%	0.90%	0.84%
Ratio of net investment income to average net assets:
After waivers and reimbursements	1.65%	2.42%		1.91%	2.74%	N/A	1.40%	2.17%		1.66%	3.72%	N/A
After waivers, reimbursements and fees paid indirectly	1.66%	2.47%		1.93%	N/A	N/A	1.41%	2.22%		1.68%	N/A	N/A
Before waivers, reimbursements and fees paid indirectly	1.49%	2.35%		1.90%	2.74%	3.17%	1.24%	2.10%		1.65%	3.72%	2.92%
Portfolio turnover rate	— %‡	324	%(f)	337%	184%	183%	— %‡	324	%(f)	337%	184%	183%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.02	$0.01		$— #	$—	N/A	$0.02	$0.01		$— #	$—	N/A

25

FINANCIAL HIGHLIGHTS (cont’d)

AXA Moderate-Plus Allocation Portfolio

	Class A			Class B
	Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003		Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003
Net asset value, beginning of period	$11.17	$10.00		$11.17	$10.00

Income from investment operations:
Net investment income	0.26	0.09		0.23	0.08
Net realized and unrealized gain on investments	1.07	1.17		1.07	1.17

Total from investment operations	1.33	1.26		1.30	1.25

Less distributions:
Dividends from net investment income	(0.25)	(0.09)		(0.22)	(0.08)
Distributions from net realized gains	— #	—		— #	—

Total dividends and distributions	(0.25)	(0.09)		(0.22)	(0.08)

Net asset value, end of period	$12.25	$11.17		$12.25	$11.17

Total return (b)	12.00%	12.62%		11.71%	12.50%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,194	$1,179		$1,003,694	$28,383
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.10%	0.10%		0.35%	0.35%
Before waivers and reimbursements (a)	0.30%	1.87%		0.55%	2.12%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	2.24%	6.91	%(h)	1.99%	6.66	%(h)
Before waivers and reimbursements (a)	2.04%	5.14	%(h)	1.79%	4.89	%(h)
Portfolio turnover rate	— %‡	2%		— %‡	2%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.02	$0.02		$0.02	$0.02

26

FINANCIAL HIGHLIGHTS (cont’d)

AXA Aggressive Allocation Portfolio

	Class A			Class B
	Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003(c)		Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003(c)
Net asset value, beginning of period	$11.26	$10.00		$11.26	$10.00

Income from investment operations:
Net investment income	0.11	0.15		0.08	0.14
Net realized and unrealized gain on investments	1.26	1.16		1.25	1.16

Total from investment operations	1.37	1.31		1.33	1.30

Less distributions:
Dividends from net investment income	(0.18)	(0.05)		(0.15)	(0.04)
Distributions from net realized gains	(0.01)	—		(0.01)	—

Total dividends and distributions	(0.19)	(0.05)		(0.16)	(0.04)

Net asset value, end of period	$12.44	$11.26		$12.43	$11.26

Total return (b)	12.15%	13.08%		11.78%	12.97%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,704	$555		$241,623	$7,807
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.10%	0.10%		0.35%	0.35%
Before waivers and reimbursements (a)	0.39%	6.01%		0.64%	6.26%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.91%	3.38	%(h)	0.66%	3.13	%(h)
Before waivers and reimbursements (a)	0.62%	(2.53	)%(h)	0.37%	(2.78	)%(h)
Portfolio turnover rate	2%	2%		2%	2%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.03	$0.27		$0.03	$0.27

*	Commencement of operations.
#	Per share amount is less than $0.01.
‡	Amount is less than 1%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Net investment income and capital changes are based on monthly average shares outstanding.
(d)	On May 19, 2001, this Portfolio received, through a substitution transaction, the assets and liabilities of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio, and Mercury World Strategy Portfolio that followed the same investment objectives as this Portfolio. Information prior to the year ended December 31, 2001 includes the results of operations of the EQ/Balanced Portfolio.
(e)	On November 22, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Alliance Growth Investors Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 includes the results of operations of the EQ/Balanced Portfolio.
(f)	Reflects purchases and sales from change in investment strategy due to reorganization.
(g)	On August 15, 2003, this Portfolio received, through a merger, the assets and liabilities of the EQ/Balanced Portfolio that followed the same investment objectives of this Portfolio. The information from January 1, 2000 through August 14, 2003 is that of the predecessor EQ/Balanced Portfolio. Information for the year ended December 31, 2003 includes the results of the operations of the predecessor EQ/Balanced Portfolio from January 1, 2003 through August 14, 2003.
(h)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

27

If you would like more information about the AXA Allocation Portfolios, the following document is available free upon request. The Trust does not have a website available for accessing such information.

Annual and Semi-Annual Reports — Includes more information about the portfolio’s performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the AXA Allocation Portfolios, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

Portfolio Holdings — A description of the portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the portfolios’ SAI.

To order a free copy of the AXA Allocation Portfolios’ SAI,

contact your financial professional, or the AXA Allocation Portfolios at:

AXA Premier VIP Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 877-222-2144

Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require

Information about the AXA Allocation Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the portfolios are available on the EDGAR database on the SEC’s Internet site at

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-0102

AXA Premier VIP Trust

AXA Allocation Portfolios

AXA Conservative Allocation Portfolio	AXA Moderate Allocation Portfolio
AXA Conservative-Plus Allocation Portfolio	AXA Moderate-Plus Allocation Portfolio
AXA Aggressive Allocation Portfolio

(Investment Company Act File No. 811-10509)

© 2005 AXA Premier VIP Trust

PROSPECTUS MAY 1, 2005

AXA PREMIER VIP TRUST

AXA Allocation Portfolios

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

AXA Aggressive Allocation Portfolio

The Securities and Exchange Commission has not approved any portfolio’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

AXA Premier VIP Trust (“Trust”) is comprised of sixteen (16) distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes the Class B shares of the five (5) AXA Allocation Portfolios of the Trust. Each AXA Allocation Portfolio is a non-diversified portfolio. The AXA Allocation Portfolios are designed as a convenient approach to help investors meet retirement and other long-term goals. Information on each AXA Allocation Portfolio, including investment objectives, investment strategies and investment risks, can be found on the pages following this introduction. The investment objective of each AXA Allocation Portfolio may be changed without a shareholder vote.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans. The prospectus is designed to help you make informed decisions about the portfolios that are available under your Contract or under your retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contract owner or participant under a Contract. Not all of the portfolios may be available under your Contract or under your retirement plan. You should consult your Contract prospectus or retirement plan documents to see which portfolios are available.

The investment manager to the AXA Allocation Portfolios is AXA Equitable. Information regarding AXA Equitable is included under “Management Team” in this prospectus.

The co-distributors for each AXA Allocation Portfolio are AXA Advisors, LLC and AXA Distributors, LLC (“Co-Distributors”).

An investment in an AXA Allocation Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these portfolios, be sure to read all risk disclosures carefully before investing.

Table of

THE AXA ALLOCATION PORTFOLIOS AT A GLANCE

The AXA Allocation Portfolios are designed as a convenient approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the AXA Allocation Portfolios based on their risk tolerance, investment time horizons and personal investment goals.

There are five AXA Allocation Portfolios — AXA Conservative Allocation Portfolio, AXA Conservative-Plus Allocation Portfolio, AXA Moderate Allocation Portfolio, AXA Moderate-Plus Allocation Portfolio and AXA Aggressive Allocation Portfolio. Each AXA Allocation Portfolio pursues its investment objective by investing exclusively in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable. The chart below illustrates each AXA Allocation Portfolio according to its relative emphasis on seeking income and seeking growth of capital:

AXA Allocation Portfolio	Income	Growth of Capital
Conservative Allocation Portfolio	High	Low
Conservative-Plus Allocation Portfolio	Medium to High	Low to Medium
Moderate Allocation Portfolio	Medium	Medium to High
Moderate-Plus Allocation Portfolio	Low	Medium to High
Aggressive Allocation Portfolio	Low	High

AXA Equitable, under the oversight of the Trust’s board of Trustees (the “Board”), has established an asset allocation target for each AXA Allocation Portfolio. This target is the approximate percentage of each portfolio’s assets that is invested in Underlying Portfolios that emphasize investments in either equity securities or fixed income securities (referred to herein as “asset classes”). Subject to this asset allocation target, AXA Equitable also has established target investment percentages for each asset category in which an AXA Allocation Portfolio invests. Each target investment percentage is an approximate percentage of a portfolio’s assets that is invested in Underlying Portfolios that emphasize investments in a particular asset category. As used in this prospectus, the term “asset category” refers to specific types of securities within each asset class (i.e., international equity securities, large cap equity securities, small/mid cap equity securities, investment grade bonds, and high yield bonds). These asset allocation targets and target investment percentages may be changed without shareholder approval.

AXA Equitable establishes the asset allocation targets for each asset class and the target investment percentages for each asset category and identifies the specific Underlying Portfolios in which to invest based on its proprietary investment process as well as its outlook for the economy, financial markets and relative market valuations. AXA Equitable may utilize the resources of a third party to assist it in modifying the asset allocation targets and target investment percentages. AXA Equitable also may add new Underlying Portfolios or replace existing Underlying Portfolios. The following chart describes the current and anticipated allocation among the asset classes and asset categories for each AXA Allocation Portfolio.

Asset Class	Conservative Allocation	Conservative-Plus Allocation	Moderate Allocation	Moderate-Plus Allocation	Aggressive Allocation
Range of Equities*	20%	40%	52.5%	77.5%	90%
• International	0%	0%	0%	25%	15%
• Large Cap	12.5%	25%	32.5%	35%	52.5%
• Small/Mid Cap	7.5%	15%	20%	17.5%	22.5%
Range of Bonds*	80%	60%	47.5%	22.5%	10%
• Investment Grade	70%	50%	37.5%	17.5%	10%
• High Yield	10%	10%	10%	5%	0%

*	Actual allocations can deviate from the amounts shown above by 15% for each asset category. Each AXA Allocation Portfolio may temporarily deviate from its asset allocation target for defensive purposes.

Actual allocations can deviate from the amounts shown above by 15% for each asset category. Each AXA Allocation Portfolio also may deviate temporarily from its asset allocation targets and target investment percentages for defensive purposes. In addition, each AXA Allocation Portfolio may deviate from its asset allocation targets and target investment percentages as a result of appreciation or depreciation of the shares of the Underlying Portfolios in which it invests. The AXA Allocation Portfolios have adopted certain policies to reduce the likelihood of such an occurrence. First, AXA Equitable will rebalance each AXA Allocation Portfolio’s holdings on at least a quarterly basis. Rebalancing is the process of bringing the asset allocation of an AXA Allocation Portfolio back into alignment with its target allocations. Second, AXA Equitable will not allocate any new investment dollars to any Underlying Portfolio in an asset class or category whose maximum percentage has been exceeded. Third, AXA Equitable will allocate new investment dollars on a priority basis to Underlying Portfolios in any asset class or category whose minimum percentage has not been achieved.

THE AXA ALLOCATION PORTFOLIOS AT A GLANCE (cont’d)

In order to give you a better understanding of the types of Underlying Portfolios that fall within a particular asset category, the table below lists the Underlying Portfolios, divided by asset category, in which the AXA Allocation Portfolios currently may invest. Each of the Underlying Portfolios is advised by AXA Equitable and sub-advised by other advisers, certain of which are affiliates of AXA Equitable. Additional information regarding the Underlying Portfolios is included in the prospectus for these portfolios dated May 1, 2005. You should be aware that in addition to the fees directly associated with an AXA Allocation Portfolio, you will also indirectly bear the fees of the Underlying Portfolios, which include management and administration fees paid to AXA Equitable, and in certain instances, advisory fees paid by AXA Equitable to its affiliates. The AXA Allocation Portfolios will purchase Class A/IA shares of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees.

Investment Grade Bond	High Yield Bond

AXA Premier VIP Core Bond

EQ/Alliance Intermediate Government Securities

EQ/Alliance Quality Bond

EQ/J.P. Morgan Core Bond

EQ/Government Securities*

EQ/Intermediate Term Bond Portfolio*

EQ/Long Term Bond Portfolio*

EQ/Short Duration Bond Portfolio*

EQ/PIMCO Real Return Portfolio*

AXA Premier VIP High Yield EQ/Caywood-Scholl High-Yield Bond*

Large Cap Equities	Small/Mid Cap Equities

AXA Premier VIP Aggressive Equity

AXA Premier VIP Large Cap Core Equity

AXA Premier VIP Large Cap Growth

AXA Premier VIP Large Cap Value

EQ/Alliance Common Stock

EQ/Alliance Growth and Income

EQ/Alliance Large Cap Growth*

EQ/Bernstein Diversified Value

EQ/Capital Guardian Research

EQ/Capital Guardian U.S. Equity

EQ/Evergreen Omega

EQ/Janus Large Cap Value

EQ/Marsico Focus

EQ/Mercury Basic Value Equity

EQ/MFS Emerging Growth Companies

EQ/MFS Investors Trust

EQ/J.P. Morgan Value Opportunities

EQ/Capital Guardian Growth

EQ/Enterprise Capital Appreciation

EQ/Enterprise Deep Value

EQ/MONY Equity Growth

EQ/Boston Advisors Equity Income*

EQ/MONY Equity Income

EQ/TCW Equity*

EQ/Enterprise Global Socially Responsive

EQ/UBS Growth and Income*

EQ/Montag & Caldwell Growth*

EQ/Mergers and Acquisitions*

EQ/Enterprise Multi-Cap Growth

EQ/MONY Diversified

AXA Premier VIP Small/Mid Cap Growth

AXA Premier VIP Small/Mid Cap Value

EQ/Alliance Small Cap Growth

EQ/FI Mid Cap

EQ/FI Small/Mid Cap Value

EQ/Lazard Small Cap Value

EQ/Bear Stearns Small Company Growth*

EQ/Small Company Value*

International Equities

AXA Premier VIP International Equity

EQ/Alliance International

EQ/Capital Guardian International

EQ/Van Kampen Emerging Markets Equity*

EQ/Mercury International Value

EQ/International Growth*

*	Reflects the name of the Underlying Portfolio effective May 9, 2005.

Please note that the Underlying Portfolios may already be available directly as an investment option in your variable annuity contract or variable life policy and that an investor in any of the AXA Allocation Portfolios bears both the expenses of the particular AXA Allocation Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of an AXA Allocation Portfolio instead of in the AXA Allocation Portfolio itself. However, not all of the Underlying Portfolios of an AXA Allocation Portfolio may be available as an investment option in your variable annuity contract or variable life policy. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by AXA Equitable.

2

AXA CONSERVATIVE ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	High level of principal security

•	Potential for growth through conservative investments

•	Diversification created by some limited stock investment providing higher return potential

Investment Goal

Seeks a high level of current income.

Principal Investment Strategies

This portfolio invests approximately 80% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 20% of its assets in Underlying Portfolios that emphasize equity investments. Subject to the asset allocation target, the portfolio generally invests its assets in Underlying Portfolios within the following asset categories in the approximate percentages shown in the chart below. Actual allocations can deviate from the amounts shown below by 15% for each asset category.

International Equity Securities	0%
Large Cap Equity Securities	12.5%
Small/Mid Cap Equity Securities	7.5%
Investment Grade Bonds	70%
High Yield Bonds	10%

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. AXA Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the portfolio. To the extent the portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities, including investment style risk, issuer-specific risk, small- and mid-capitalization risk, equity risk and portfolio management risk. To the extent the portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities. Such risks include credit/default risk, interest rate risk, issuer-specific risk, liquidity risk, mortgage-backed and asset-backed securities risk, derivatives risk, lower-rated securities risk, foreign investing and emerging markets risk and portfolio management risk.

•	Management Risk — The risk that AXA Equitable’s selection of the Underlying Portfolios, and its allocation and reallocation of portfolio assets among the Underlying Portfolios, may not produce the desired results.

•

Market Risk — The Underlying Portfolios’ share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market.

3

Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Non-Diversification Risk — The portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the portfolio’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the Portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by comparing the portfolio’s performance with a broad measure of market performance. Since the portfolio has been in operation for only one full calendar year, the performance information does not necessarily reflect the volatility and changes that could occur in the portfolio’s performance from year to year. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total return for the portfolio’s Class B shares for 2004, the portfolio’s first full calendar year of operations. The inception date for the portfolio is July 31, 2003.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)
3.33% (2004 4th Quarter)	–1.57% (2004 2nd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class B shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Conservative Allocation Portfolio	6.02%	8.42%
80% Lehman Brothers Aggregate Bond Index/20% S&P 500 Index*	5.67%	7.53%
*	For more information on this index, see the following section “Description of Benchmarks.”

4

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	Provides potential for higher returns along with safety of principal

•	Provides a combination of income and modest capital growth with an emphasis on capital preservation

Investment Goal

Seeks current income and growth of capital, with a greater emphasis on current income.

Principal Investment Strategies

This Portfolio invests approximately 60% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 40% of its assets in Underlying Portfolios that emphasize equity investments. Subject to the asset allocation target, the portfolio generally invests its assets in Underlying Portfolios within the following asset categories in the approximate percentages shown in the chart below. Actual allocations can deviate from the amounts shown below by 15% for each asset category.

International Equity Securities	0%
Large Cap Equity Securities	25%
Small/Mid Cap Equity Securities	15%
Investment Grade Bonds	50%
High Yield Bonds	10%

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. AXA Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities, including investment style risk, issuer-specific risk, small- and mid-capitalization risk, equity risk and portfolio management risk. To the extent the portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities. Such risks include credit/default risk, interest rate risk, issuer-specific risk, liquidity risk, mortgage-backed and asset-backed securities risk, derivatives risk, lower-rated securities risk, foreign investing and emerging markets risk and portfolio management risk.

•	Management Risk — The risk that AXA Equitable’s selection of the Underlying Portfolios, and its allocation and reallocation of portfolio assets among the Underlying Portfolios, may not produce the desired results.

•

Market Risk — The Underlying Portfolios’ share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect,

5

resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Non-Diversification Risk — The portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the portfolio’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by comparing the portfolio’s performance with a broad measure of market performance. Since the portfolio has been in operation for only one full calendar year, the performance information does not necessarily reflect the volatility and changes that could occur in the portfolio’s performance from year to year. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total return for the portfolio’s Class B shares for 2004, the portfolio’s first full calendar year of operations. The inception date for the portfolio is July 31, 2003.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)
5.39% (2004 4th Quarter)	–0.90% (2004 2nd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class B shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Conservative-Plus Allocation Portfolio	7.68%	11.16%
60% Lehman Brothers Aggregate Bond Index/40% S&P 500 Index*	6.99%	10.03%
*	For more information on this index, see the following section “Description of Benchmarks.”

6

AXA MODERATE ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	Diversification provided by balance of underlying portfolios investing in growth and undervalued stock

•	Balances higher return potential with a degree of price and income stability

Investment Goal

Seeks long-term capital appreciation and current income.

Principal Investment Strategies

This portfolio invests approximately 52.5% of its assets in Underlying Portfolios that emphasize equity investments and approximately 47.5% of its assets in Underlying Portfolios that emphasize fixed income investments. Subject to the asset allocation target, the portfolio generally invests its assets in Underlying Portfolios within the following asset categories in the approximate percentages shown in the chart below. Actual allocations can deviate from the amounts shown below by 15% for each asset category.

International Equity Securities	0%
Large Cap Equity Securities	32.5%
Small/Mid Cap Equity Securities	20%
Investment Grade Bonds	37.5%
High Yield Bonds	10%

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. AXA Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities, including investment style risk, issuer-specific risk, small- and mid-capitalization risk, equity risk and portfolio management risk. To the extent the portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities. Such risks include credit/default risk, interest rate risk, issuer-specific risk, liquidity risk, mortgage-backed and asset-backed securities risk, derivatives risk, lower-rated securities risk, foreign investing and emerging markets risk and portfolio management risk.

•	Management Risk — The risk that AXA Equitable’s selection of the Underlying Portfolios, and its allocation and reallocation of portfolio assets among the Underlying Portfolios, may not produce the desired results.

•

Market Risk — The Underlying Portfolios’ share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the

7

companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Non-Diversification Risk — The portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the Portfolio’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below is principally the performance of its predecessor registered investment company. On August 15, 2003, the portfolio merged with EQ/Balanced Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by AXA Equitable, and assumed its operating history and performance record, which, in turn, assumed the operating history and performance record of its predecessor, HRT Alliance Balanced Portfolio, which transferred its assets to the EQ/Balanced Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods commencing on or after October 19, 1999 is that of EQ/Balanced Portfolio and the performance shown for periods prior to that date is that of HRT Alliance Balanced Portfolio, whose inception date is January 27, 1986. The performance results of these portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future results. This may be particularly true for this portfolio because the portfolio’s predecessor invested directly in a combination of equity or debt securities, while the portfolio invests substantially all of its assets in other mutual funds that emphasize either equity and debt investments. In addition, the portfolio’s predecessor was advised by one investment sub-adviser until May 1, 2000. After that date, the predecessor portfolio employed multiple investment sub-advisers until August 15, 2003, when it merged with the portfolio.

The following bar chart illustrates the annual total returns for the portfolio’s Class B shares for each of the last ten calendar years of operations.

Calendar Year Annual Total Returns*

Best quarter (% and time period)	Worst quarter (% and time period)
13.82% (1998 4th Quarter)	–8.49% (2001 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class B shares for the one-year, five-year and ten-year periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns

	One Year	Five Years	Ten Years
AXA Moderate Allocation Portfolio	8.75%	1.72%	8.75%
50% S&P 500 Index/50% Lehman Brothers Aggregate Bond Index*†	7.65%	3.00%	10.24%
60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index*	8.30%	1.98%	10.66%
*	For more information on this index, see “Description of Benchmarks.”
†	AXA Equitable believes this newly selected index reflects more closely the market sectors in which the portfolio invests.

8

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	Potential for long-term growth

•	Broad diversification through underlying portfolios

Investment Goal

Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

Principal Investment Strategies

This portfolio invests approximately 77.5% of its assets in Underlying Portfolios that emphasize equity investments and approximately 22.5% of its assets in Underlying Portfolios that emphasize fixed income investments. Subject to the asset allocation target, the Portfolio generally invests its assets in Underlying Portfolios within the following asset categories in the approximate percentages shown in the chart below. Actual allocations can deviate from the amounts shown below by 15% for each asset category.

International Equity Securities	25%
Large Cap Equity Securities	35%
Small/Mid Cap Equity Securities	17.5%
Investment Grade Bonds	17.5%
High Yield Bonds	5%

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. AXA Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities, including investment style risk, issuer-specific risk, small- and mid-capitalization risk, foreign investing and emerging markets risk, equity risk and portfolio management risk. To the extent the portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities. Such risks include credit/default risk, interest rate risk, issuer-specific risk, liquidity risk, mortgage-backed and asset-backed securities risk, derivatives risk, lower-rated securities risk, foreign investing and emerging markets risk and portfolio management risk.

•	Management Risk — The risk that AXA Equitable’s selection of the Underlying Portfolios, and its allocation and reallocation of portfolio assets among the Underlying Portfolios, may not produce the desired results.

•

Market Risk — The Underlying Portfolios’ share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect,

9

resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Non-Diversification Risk — The portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the portfolio’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by comparing the portfolio’s performance with a broad measure of market performance. Since the portfolio has been in operation for only one full calendar year, the performance information does not necessarily reflect the volatility and changes that could occur in the portfolio’s performance from year to year. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total return for the portfolio’s Class B shares for 2004, the portfolio’s first full calendar year of operations. The inception date for the portfolio is July 31, 2003.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)
9.45% (2004 4th Quarter)	–1.13% (2004 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class B shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Moderate — Plus Allocation Portfolio	11.71%	17.47%
60% S&P 500 Index/25% Lehman Brothers Aggregate Bond Index/15% MCSI EAFE Index*	10.63%	6.46%
*	For more information on this index, see the following section “Description of Benchmarks.”

10

AXA AGGRESSIVE ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	Potential for long-term growth

•	Broad diversification among underlying equity portfolios

Investment Goal

Seeks long-term capital appreciation.

Principal Investment Strategies

This portfolio invests approximately 90% of its assets in Underlying Portfolios that emphasize equity investments and approximately 10% of its assets in Underlying Portfolios that emphasize fixed income investments. Subject to the asset allocation target, the portfolio generally invests its assets in Underlying Portfolios within the following asset categories in the approximate percentages shown in the chart below. Actual allocations can deviate from the amounts shown below by 15% for each asset category.

International Equity Securities	15%
Large Cap Equity Securities	52.5%
Small/Mid Cap Equity Securities	22.5%
Investment Grade Bonds	10%
High Yield Bonds	0%

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. AXA Equitable has based the target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the portfolio. To the extent the portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities, including investment style risk, issuer-specific risk, small- and mid-capitalization risk, equity risk and portfolio management risk. To the extent the portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities. Such risks include credit/default risk, interest rate risk, issuer-specific risk, liquidity risk, mortgage-backed and asset-backed securities risk, derivatives risk, lower-rated securities risk, foreign investing and emerging markets risk and portfolio management risk.

•	Management Risk — The risk that AXA Equitable’s selection of the Underlying Portfolios, and its allocation and reallocation of portfolio assets among the Underlying Portfolios, may not produce the desired results.

•

Market Risk — The Underlying Portfolios’ share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect,

11

resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Non-Diversification Risk — The portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the portfolio’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation portfolios, this risk is limited because each portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by comparing the portfolio’s performance with a broad measure of market performance. Since the portfolio has been in operation for only one full calendar year, the performance information does not necessarily reflect the volatility and changes that could occur in the portfolio’s performance from year to year. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total return for the portfolio’s Class B shares for 2004, the portfolio’s first full calendar year of operations. The inception date for the portfolio is July 31, 2003.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)
10.60% (2004 4th Quarter)	–2.32% (2004 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class B shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Aggressive Allocation Portfolio	11.78%	17.87%
75% S&P 500 Index/15% MSCI EAFE Index/10% Lehman Brothers Aggregate Bond Index*	11.61%	18.39%
*	For more information on this index, see the following section “Description of Benchmarks.”

12

FEES AND EXPENSES OF THE AXA ALLOCATION PORTFOLIOS

The following tables describe the fees and expenses that you would pay if you buy and hold shares of the AXA Allocation Portfolios. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses. There are no fees or charges to buy or sell shares of the AXA Allocation Portfolios, reinvest dividends or exchange into other portfolios.

Annual AXA Allocation Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets, as a percentage of average daily net assets)

AXA Conservative Allocation Portfolio**
Management fee	0.10%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.41%
Total operating expenses	0.76%
(Less fee waiver)/expense reimbursement*	(0.41)%
Net operating expenses	0.35%
AXA Conservative-Plus Allocation Portfolio**
Management fee	0.10%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.30%
Total operating expenses	0.65%
(Less fee waiver)/expense reimbursement*	(0.30)%
Net operating expenses	0.35%
AXA Moderate Allocation Portfolio**
Management fee	0.10%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.16%
Total operating expenses	0.51%
(Less fee waiver)/expense reimbursement*	(0.16)%
Net operating expenses	0.35%
AXA Moderate-Plus Allocation Portfolio**
Management fee	0.10%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.20%
Total operating expenses	0.55%
(Less fee waiver)/expense reimbursement*	(0.20)%
Net operating expenses	0.35%
AXA Aggressive Allocation Portfolio**
Management fee	0.10%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.29%
Total operating expenses	0.64%
(Less fee waiver)/expense reimbursement*	(0.29)%
Net operating expenses	0.35%
*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses until April 30, 2006 (“Expense Limitation Agreement”) so that the Total Operating Expenses of each AXA Allocation Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management Team — The Manager — Expense Limitation Agreement”.
**	The AXA Allocation Portfolios invest in shares of Underlying Portfolios. Therefore, each AXA Allocation Portfolio will, in addition to its own expenses such as management fees, bear its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each AXA Allocation Portfolio will be reduced by each Underlying Portfolio’s expenses. As of the date of this prospectus, the range of expenses (as a percentage of average net assets) expected to be incurred indirectly in connection with each AXA Allocation Portfolio’s investments in Underlying Portfolios is: Conservative Allocation Portfolio — 0.70% to 0.95%; Conservative-Plus Allocation Portfolio — 0.75% to 1.00%; Moderate Allocation Portfolio — 0.80% to 1.05%; Moderate-Plus Allocation Portfolio — 0.95% to 1.20%; and Aggressive Allocation Portfolio — 0.95% to 1.20%. Thus, the net expense ratio of the Class B shares of each AXA Allocation Portfolio, including the AXA Allocation Portfolio’s direct and indirect expenses, is currently expected to range from: Conservative Allocation Portfolio — 1.05% to 1.30%; Conservative-Plus Allocation Portfolio — 1.10% to 1.35%; Moderate Allocation Portfolio — 1.15% to 1.40%; Moderate-Plus Allocation Portfolio — 1.30% to 1.55%; and Aggressive Allocation Portfolio — 1.30% to 1.55%, after taking into account the fee waiver and expense reimbursement arrangement described above. Absent this arrangement, the total expense ratio of the Class B shares of each AXA Allocation Portfolio would range from: Conservative Allocation Portfolio — 1.46% to 1.71%; Conservative-Plus Allocation Portfolio — 1.40% to 1.65%; Moderate Allocation Portfolio — 1.31% to 1.56%; Moderate-Plus Allocation Portfolio — 1.50% to 1.75%; and Aggressive Allocation Portfolio — 1.59% to 1.84%. This information is based on a weighted-average range of the expense ratios since the average assets of each AXA Allocation Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower depending on the allocation of an AXA Allocation Portfolio’s assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios. An investor could realize lower overall expenses by allocating investments directly to the Underlying Portfolios.

13

FEES AND EXPENSES OF THE AXA ALLOCATION PORTFOLIOS (cont’d)

Example

This Example is intended to help you compare the direct and indirect costs of investing in each AXA Allocation Portfolio with the cost of investing in other investment options. It does not show certain indirect costs of investing, including the costs of Underlying Portfolios.

The Example assumes that:

•	You invest $10,000 in an AXA Allocation Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The AXA Allocation Portfolio’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This Example should not be considered a representation of past or future expenses of the AXA Allocation Portfolios. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses or the fees and expenses of the Underlying Portfolios. If such fees and expenses were reflected, the total expenses would be substantially higher. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	AXA Conservative Allocation Portfolio	AXA Conservative-Plus Allocation Portfolio
1 year	$ 36	$ 36
3 years	$202	$178
5 years	$382	$332
10 years	$904	$782

	AXA Moderate Allocation Portfolio	AXA Moderate-Plus Allocation Portfolio
1 year	$ 36	$ 36
3 years	$147	$156
5 years	$269	$287
10 years	$625	$670

	AXA Aggressive Allocation Portfolio
1 year	$ 36
3 years	$171
5 years	$317
10 years	$742

14

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Each AXA Allocation Portfolio follows a distinct set of investment strategies. To the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities. To the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities.

The AXA Allocation Portfolios also may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should an AXA Allocation Portfolio take this action, it may not achieve its investment objective. The AXA Allocation Portfolios also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

The Underlying Portfolios have principal investment strategies that come with inherent risks. Certain Underlying Portfolios may emphasize different market sectors, such as foreign securities, small cap equities and high yield fixed income securities. Each Underlying Portfolio’s principal risks are described in more detail in the Underlying Portfolio’s prospectus.

Risks of Equity Investments

Each portfolio may invest a portion of its assets in Underlying Portfolios that emphasize investments in equity securities. Therefore, as an investor in a portfolio, the return on your investment will be based, to some extent, on the risks and rewards of equity securities. In general, the performance of the Aggressive Allocation, Moderate-Plus Allocation and Moderate Allocation Portfolios will be subject to the risks of investing in equity securities to a greater extent than that of the Conservative Allocation and Conservative-Plus Allocation Portfolios. The risks of investing in equity securities include:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods, regardless of the success or failure of a company’s operations.

•	Foreign Investing and Emerging Markets Risk — The value of an Underlying Portfolio’s investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

•	Investment Style Risk — The sub-advisers to the Underlying Portfolios may use a particular style or set of styles, such as “growth” or “value” styles, to select investments for the Underlying Portfolio. These styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Underlying Portfolio’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Underlying Portfolio could lose all of its investment in a company’s securities.

•	Small- and Mid-Capitalization Risk — There may be an increased risk for Underlying Portfolios that invest in small and mid-capitalization companies because the common stocks of small-and mid-capitalization companies generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies. In addition, investments in small- and mid-capitalization companies may decline when investments in large-capitalization companies are in favor.

•	Portfolio Management Risk — The risk that the strategies used by the Underlying Portfolios’ sub-advisers and their securities selections fail to produce the intended results.

Risks of Fixed Income Investments

Each portfolio may invest a portion of its assets in Underlying Portfolios that invest primarily in debt securities. Therefore, as an investor in a portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds.

Examples of bonds include, but are not limited to, corporate debt securities (including notes), asset-backed securities, securities issued by the U.S. Government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as limited in each Underlying Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

In general, the performance of the Conservative Allocation and Conservative-Plus Allocation Portfolios will be subject to the risks of investing in fixed income securities to a greater extent than that of the Aggressive Allocation, Moderate-Plus Allocation and Moderate Allocation Portfolios. The risks of investing in fixed income securities include:

•	Credit/Default Risk — The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Lower rated securities

15

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

involve a substantial risk of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s credit worthiness.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on funds holding a significant portion of their assets in fixed income securities with long term maturities.

•	Foreign Investing and Emerging Markets Risk — The value of an Underlying Portfolio’s investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. An Underlying Portfolio could lose all of its investments in a company’s securities.

•	Liquidity Risk — The risk that exists when particular investments are difficult to purchase or sell. An Underlying Portfolio’s investment in illiquid securities may reduce the returns of the Underlying Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. This may result in a loss or may be costly to an Underlying Portfolio.

•	Lower-Rated Securities Risk — Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the fund’s net asset value. A fund investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

•	Mortgage-Backed and Asset-Backed Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

•	Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. An Underlying Portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk, depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Portfolio Management Risk — The risk that the strategies used by an Underlying Portfolio’s sub-adviser and its securities selections fail to produce the intended results.

16

MANAGEMENT TEAM

The Manager

The Manager

AXA Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, manages each AXA Allocation Portfolio. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable is responsible for the general management and administration of the Trust and the AXA Allocation Portfolios. In addition to its managerial responsibilities, AXA Equitable also is responsible for determining the asset allocation range for each AXA Allocation Portfolio and ensuring that the allocations are consistent with the guidelines that have been approved by the Board. Within the asset allocation range for each AXA Allocation Portfolio, AXA Equitable will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by an AXA Allocation Portfolio based on AXA Equitable’s proprietary investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. AXA Equitable also will periodically rebalance each AXA Allocation Portfolio’s holdings to bring the asset allocation of an AXA Allocation Portfolio back into alignment with its asset allocation range. AXA Equitable has hired an independent consultant to provide research and consulting services with respect to the Underlying Portfolios, which may assist it with the selection of Underlying Portfolios for inclusion in each portfolio.

A committee of AXA FMG investment personnel manages each AXA Allocation Portfolio. The committee is comprised of the following individuals who are responsible for the day-to-day management of the AXA Allocation Portfolios.

Members of AXA FMG Committee	Business Experience
Kenneth T. Kozlowski

Mr. Kozlowski has served as Vice President of AXA Financial from February 2001 to present. From October 1999 to February 2001, he served as Assistant Vice President, AXA Financial. He has had day-to-day portfolio management responsibilities for AXA Equitable’s AXA Allocation Portfolios since 2003.

Kenneth B. Beitler	Mr. Beitler has served as Vice President of AXA Financial from February 2003 to present. From February 2002 to February 2003, he served as Assistant Vice President of AXA Financial and from May 1999 to February 2002 as Senior Investment Analyst of AXA Financial. He has had day-to-day portfolio management responsibilities for AXA Equitable’s AXA Allocation Portfolios since 2003.

Information about each committee member’s compensation, other accounts they manage and their ownership of securities in the portfolios is available in the Trust’s statement of Additional Information. A discussion of the basis of the decision by the Board to approve the investment management agreement with AXA Equitable is available in the Trust’s Statement of Additional Information.

Management Fees

Each AXA Allocation Portfolio pays a fee to AXA Equitable for management services at an annual rate of 0.10% of the average daily net assets of each AXA Allocation Portfolio. AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each AXA Allocation Portfolio pays AXA Equitable a fee at an annual rate of 0.15% of the AXA Allocation Portfolio’s total average daily net assets plus $35,000. As noted in the prospectus for each Underlying Portfolio, AXA Equitable and, in certain cases, its affiliates serve as investment manager, investment adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with an AXA Allocation Portfolio.

Expense Limitation Agreement

In the interest of limiting until April 30, 2006 the expenses of each AXA Allocation Portfolio, the Manager has entered into an expense limitation agreement with AXA Premier VIP Trust with respect to the AXA Allocation Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each portfolio’s business), are limited to 0.35%.

AXA Equitable may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the portfolio’s expense ratio and such reimbursements do not exceed the portfolio’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped any eligible previous payments made, the portfolio will be charged such lower expenses.

17

PORTFOLIO SERVICES

Buying and Selling Shares

Each AXA Allocation Portfolio offers Class A and Class B shares. All shares are purchased and sold at their net asset value without any sales load. The AXA Allocation Portfolios are not designed for market-timers, see the section entitled “Purchase Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The AXA Allocation Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

Purchase Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the portfolios. Excessive purchases and redemptions of shares of a portfolio may adversely affect portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies, which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by Contractholders. The Trust and the portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in portfolio shares. As a general matter, each portfolio and the Trust reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the portfolio’s other shareholders or would disrupt the management of the portfolio.

The Trust’s polices and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all shareholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•	The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•	The limits on our ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions on an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

18

PORTFOLIO SERVICES (cont’d)

AXA Equitable currently considers transfers into and out of (or vice versa) a portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s aggregate deposits or aggregate redemptions exceed a certain threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of any portfolio described in this Prospectus.

Restriction	Situation
The portfolio may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
A portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value	=	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time. The price you pay for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is placed by an insurance company or qualified retirement plan.

Shares of the Underlying Portfolios held by the AXA Allocation Portfolios are valued at their net asset value. Other portfolio securities and assets of the Underlying Portfolios are valued based on market price quotations. If market price quotations are not readily available, securities are valued by a method that reflects fair value. If an Underlying Portfolio includes investments that are not sold often or are not sold on any exchanges, the board of trustees of the Underlying Portfolios or its delegate will, in good faith, estimate fair value of these investments. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Underlying Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of an Underlying Portfolio’s securities can serve to reduce arbitrage opportunities available to traders seeking to take advantage of information available to them that is not the basis of Trust valuation actions,

19

PORTFOLIO SERVICES (cont’d)

but there is no assurance that fair value pricing policies will prevent dilution of the Underlying Portfolio’s NAV by those traders. Because foreign securities sometimes trade on days when portfolio shares are not priced, the value of an Underlying Portfolio’s investments that includes such securities may change on days when portfolio shares cannot be purchased or redeemed. Debt obligations maturing within 60 days of the valuation date are valued at amortized cost.

Dividends and Other Distributions

The AXA Allocation Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the portfolios.

Tax Consequences

Each AXA Allocation Portfolio is treated as a separate entity and intends to continue to qualify to be treated as a regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (portfolio) level to the extent they pass through their income and gains to their shareholders by making distributions. A portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, types of income, and distribution requirements. Although the Trust intends that each portfolio will be operated to have no federal tax liability, if any portfolio has any federal tax liability, that could hurt the investment performance. Also, any portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each AXA Allocation Portfolio to maintain its regulated investment company status because the shareholders of the portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the portfolio meet tax qualification rules for variable insurance contracts. If a portfolio failed to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through that portfolio could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. AXA Equitable, in its capacity as the investment manager and as the administrator for the Trust, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

Contract owners seeking to more fully understand the tax consequences of their investments should consult with their tax advisers or the insurance company that issued their variable products or refer to their Contract prospectus.

Additional Information

Compensation to Securities Dealers

The AXA Allocation Portfolios are distributed by AXA Advisors, LLC and AXA Distributors, LLC, the Co-distributors. The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the AXA Allocation Portfolios’ Class B shares. Under the plan, Class B shares pay each of the Co-distributors an annual fee to compensate them for promoting, selling and servicing shares of the AXA Allocation Portfolios. The annual fee is equal to 0.25% of each portfolio’s average daily net assets. Because these distribution fees are paid out of the AXA Allocation Portfolio’s assets on an ongoing basis, over time these fees for Class B shares will increase the cost of your investment and may cost you more than paying other types of sales charges.

20

DESCRIPTION OF BENCHMARKS

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Lehman Brothers Aggregate Bond Index

Covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, a bond must have at least one year remaining to final maturity, $150 million in par value outstanding, rated Baa or better by Moody’s, have a fixed coupon rate, and be U.S. dollar denominated.

Morgan Stanley Capital International EAFE Index

Contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the index, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the EAFE index. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader EAFE index, EAFE index assumes dividends reinvested net of withholding taxes and do not reflect any fees and expenses.

21

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the AXA Allocation Portfolios’ Class A and Class B shares. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the portfolio’s operations). The information below has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Trust’s financial statements as of December 31, 2004 appears in the Trust’s Annual Report. Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all dividends and disbursements). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

AXA Conservative Allocation Portfolio

	Class A			Class B
	Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003(c)		Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003(c)
Net asset value, beginning of period	$10.45	$10.00		$10.45	$10.00

Income from investment operations:
Net investment income	0.38	0.53		0.35	0.53
Net realized and unrealized gain on investments	0.28	0.06		0.28	0.05

Total from investment operations	0.66	0.59		0.63	0.58

Less distributions:
Dividends from net investment income	(0.30)	(0.14)		(0.27)	(0.13)
Distributions from net realized gains	(0.01)	—		(0.01)	—

Total dividends and distributions	(0.31)	(0.14)		(0.28)	(0.13)

Net asset value, end of period	$10.80	$10.45		$10.80	$10.45

Total return (b)	6.29%	5.89%		6.02%	5.78%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,071	$93		$109,357	$5,986
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.10%	0.10%		0.35%	0.35%
Before waivers and reimbursements (a)	0.51%	9.14%		0.76%	9.39%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	3.50%	12.33	%(h)	3.25%	12.08	%(h)
Before waivers and reimbursements (a)	3.09%	3.29	%(h)	2.84%	3.04	%(h)
Portfolio turnover rate	18%	9%		18%	9%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.04	$0.39		$0.04	$0.40

22

FINANCIAL HIGHLIGHTS (cont’d)

AXA Conservative-Plus Allocation Portfolio

	Class A			Class B
	Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003(c)		Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003(c)
Net asset value, beginning of period	$10.66	$10.00		$10.66	$10.00

Income from investment operations:
Net investment income	0.33	0.47		0.30	0.46
Net realized and unrealized gain on investments	0.52	0.33		0.52	0.33

Total from investment operations	0.85	0.80		0.82	0.79

Less distributions:
Dividends from net investment income	(0.28)	(0.14)		(0.25)	(0.13)
Distributions from net realized gains	(0.01)	—		(0.01)	—

Total dividends and distributions	(0.29)	(0.14)		(0.26)	(0.13)

Net asset value, end of period	$11.22	$10.66		$11.22	$10.66

Total return (b)	7.96%	8.02%		7.68%	7.92%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,403	$225		$214,970	$9,486
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.10%	0.10%		0.35%	0.35%
Before waivers and reimbursements (a)	0.40%	4.23%		0.65%	4.48%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	3.01%	10.64	%(h)	2.76%	10.39	%(h)
Before waivers and reimbursements (a)	2.71%	6.51	%(h)	2.46%	6.26	%(h)
Portfolio turnover rate	5%	8%		5%	8%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.03	$0.18		$0.03	$0.18

23

FINANCIAL HIGHLIGHTS (cont’d)

AXA Moderate Allocation Portfolio(d)(e)(g)

	Class A						Class B
	Year Ended December 31,						Year Ended December 31,
	2004(c)	2003(c)		2002	2001	2000(c)	2004(c)	2003(c)		2002	2001	2000(c)
Net asset value, beginning of year	$14.63	$12.54		$14.52	$15.20	$19.18	$14.55	$12.47		$14.45	$15.14	$19.15

Income from investment operations:
Net investment income	0.25	0.33		0.33	0.40	0.60	0.21	0.30		0.26	0.35	0.55
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.06	2.10		(2.15)	(0.69)	(0.92)	1.06	2.08		(2.10)	(0.67)	(0.93)

Total from investment operations	1.31	2.43		(1.82)	(0.29)	(0.32)	1.27	2.38		(1.84)	(0.32)	(0.38)

Less distributions:
Dividends from net investment income	(0.43)	(0.34)		(0.16)	(0.39)	(0.62)	(0.39)	(0.30)		(0.14)	(0.37)	(0.59)
Distributions from realized gains	—	—		—	—	(3.04)	—	—		—	—	(3.04)

Total dividends and distributions	(0.43)	(0.34)		(0.16)	(0.39)	(3.66)	(0.39)	(0.30)		(0.14)	(0.37)	(3.63)

Net asset value, end of year	$15.51	$14.63		$12.54	$14.52	$15.20	$15.43	$14.55		$12.47	$14.45	$15.14

Total return	8.99%	19.40%		(12.52)%	(1.85)%	(1.32)%	8.75%	19.11%		(12.71)%	(2.08)%	(1.58)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,160,074	$3,141,256		$2,908,058	$2,122,401	$1,914,143	$2,341,547	$1,261,402		$665,088	$359,212	$41,282
Ratio of expenses to average net assets:
After waivers and reimbursements	0.10%	0.42%		0.65%	0.65%	N/A	0.35%	0.67%		0.90%	0.90%	N/A
After waivers, reimbursements and fees paid indirectly	0.09%	0.37%		0.63%	N/A	N/A	0.34%	0.62%		0.88%	N/A	N/A
Before waivers, reimbursements and fees paid indirectly	0.26%	0.49%		0.66%	0.65%	0.59%	0.51%	0.74%		0.91%	0.90%	0.84%
Ratio of net investment income to average net assets:
After waivers and reimbursements	1.65%	2.42%		1.91%	2.74%	N/A	1.40%	2.17%		1.66%	3.72%	N/A
After waivers, reimbursements and fees paid indirectly	1.66%	2.47%		1.93%	N/A	N/A	1.41%	2.22%		1.68%	N/A	N/A
Before waivers, reimbursements and fees paid indirectly	1.49%	2.35%		1.90%	2.74%	3.17%	1.24%	2.10%		1.65%	3.72%	2.92%
Portfolio turnover rate	— %‡	324	%(f)	337%	184%	183%	— %‡	324	%(f)	337%	184%	183%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.02	$0.01		$— #	$—	N/A	$0.02	$0.01		$— #	$—	N/A

24

FINANCIAL HIGHLIGHTS (cont’d)

AXA Moderate-Plus Allocation Portfolio

	Class A			Class B
	Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003		Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003
Net asset value, beginning of period	$11.17	$10.00		$11.17	$10.00

Income from investment operations:
Net investment income	0.26	0.09		0.23	0.08
Net realized and unrealized gain on investments	1.07	1.17		1.07	1.17

Total from investment operations	1.33	1.26		1.30	1.25

Less distributions:
Dividends from net investment income	(0.25)	(0.09)		(0.22)	(0.08)
Distributions from net realized gains	— #	—		— #	—

Total dividends and distributions	(0.25)	(0.09)		(0.22)	(0.08)

Net asset value, end of period	$12.25	$11.17		$12.25	$11.17

Total return (b)	12.00%	12.62%		11.71%	12.50%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,194	$1,179		$1,003,694	$28,383
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.10%	0.10%		0.35%	0.35%
Before waivers and reimbursements (a)	0.30%	1.87%		0.55%	2.12%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	2.24%	6.91	%(h)	1.99%	6.66	%(h)
Before waivers and reimbursements (a)	2.04%	5.14	%(h)	1.79%	4.89	%(h)
Portfolio turnover rate	— %‡	2%		— %‡	2%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.02	$0.02		$0.02	$0.02

25

FINANCIAL HIGHLIGHTS (cont’d)

AXA Aggressive Allocation Portfolio

	Class A			Class B
	Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003(c)		Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003(c)
Net asset value, beginning of period	$11.26	$10.00		$11.26	$10.00

Income from investment operations:
Net investment income	0.11	0.15		0.08	0.14
Net realized and unrealized gain on investments	1.26	1.16		1.25	1.16

Total from investment operations	1.37	1.31		1.33	1.30

Less distributions:
Dividends from net investment income	(0.18)	(0.05)		(0.15)	(0.04)
Distributions from net realized gains	(0.01)	—		(0.01)	—

Total dividends and distributions	(0.19)	(0.05)		(0.16)	(0.04)

Net asset value, end of period	$12.44	$11.26		$12.43	$11.26

Total return (b)	12.15%	13.08%		11.78%	12.97%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,704	$555		$241,623	$7,807
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.10%	0.10%		0.35%	0.35%
Before waivers and reimbursements (a)	0.39%	6.01%		0.64%	6.26%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.91%	3.38	%(h)	0.66%	3.13	%(h)
Before waivers and reimbursements (a)	0.62%	(2.53	)%(h)	0.37%	(2.78	)%(h)
Portfolio turnover rate	2%	2%		2%	2%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.03	$0.27		$0.03	$0.27

*	Commencement of operations.
#	Per share amount is less than $0.01.
‡	Amount is less than 1%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Net investment income and capital changes are based on monthly average shares outstanding.
(d)	On May 19, 2001, this Portfolio received, through a substitution transaction, the assets and liabilities of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio, and Mercury World Strategy Portfolio that followed the same investment objectives as this Portfolio. Information prior to the year ended December 31, 2001 includes the results of operations of the EQ/Balanced Portfolio.
(e)	On November 22, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Alliance Growth Investors Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 includes the results of operations of the EQ/Balanced Portfolio.
(f)	Reflects purchases and sales from change in investment strategy due to reorganization.
(g)	On August 15, 2003, this Portfolio received, through a merger, the assets and liabilities of the EQ/Balanced Portfolio that followed the same investment objectives of this Portfolio. The information from January 1, 2000 through August 14, 2003 is that of the predecessor EQ/Balanced Portfolio. Information for the year ended December 31, 2003 includes the results of the operations of the predecessor EQ/Balanced Portfolio from January 1, 2003 through August 14, 2003.
(h)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

26

If you would like more information about the AXA Allocation Portfolios, the following document is available free upon request. The Trust does not have a website available for accessing such information.

Annual and Semi-Annual Reports — Includes more information about the portfolios’ performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the AXA Allocation Portfolios, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

Portfolio Holdings — A description of the portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the portfolios’ SAI.

To order a free copy of the AXA Allocation Portfolios’ SAI, contact your financial professional, or the AXA Allocation Portfolios at:

AXA Premier VIP Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 877-222-2144

Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require

Information about the AXA Allocation Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the portfolios are available on the EDGAR database on the SEC’s Internet site at

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-0102

AXA Premier VIP Trust

AXA Allocation Portfolios

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

AXA Aggressive Allocation Portfolio

(Investment Company Act File No. 811-10509)

© 2005 AXA Premier VIP Trust

AXA PREMIER VIP TRUST

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

AXA Premier VIP Large Cap Growth Portfolio

AXA Premier VIP Large Cap Core Equity Portfolio

AXA Premier VIP Large Cap Value Portfolio

AXA Premier VIP Small/Mid Cap Growth Portfolio

AXA Premier VIP Small/Mid Cap Value Portfolio

AXA Premier VIP International Equity Portfolio

AXA Premier VIP Technology Portfolio

AXA Premier VIP Health Care Portfolio

AXA Premier VIP Core Bond Portfolio

AXA Premier VIP Aggressive Equity Portfolio

AXA Premier VIP High Yield Portfolio

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

AXA Aggressive Allocation Portfolio

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses for the AXA Premier VIP Trust (“Trust”) dated May 1, 2005, which may be obtained without charge by calling AXA Equitable toll free at 1-877-222-2144 or writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectuses.

The audited financial statements for the year ended December 31, 2004, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders, filed electronically with the SEC on March 10, 2005 (File No. 811-10509), are incorporated by reference and made a part of this document.

DESCRIPTION OF THE TRUST

AXA Premier VIP Trust (the “Trust”) is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on October 2, 2001. (See “Other Information”).

The Trust currently offers two classes of shares on behalf of sixteen (16) portfolios. The Board of Trustees is permitted to create additional portfolios. The assets of the Trust received for the issue or sale of shares of each of its portfolios and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such portfolio, and constitute the underlying assets of such portfolio. The underlying assets of each fund of the Trust shall be charged with the liabilities and expenses attributable to such portfolio, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust shall be allocated between or among any one or more of its portfolios or classes.

This SAI relates to the following sixteen (16) portfolios: AXA Conservative Allocation Portfolio (“Conservative Portfolio”), AXA Conservative-Plus Allocation Portfolio (“Conservative-Plus Portfolio”), AXA Moderate Allocation Portfolio (“Moderate Portfolio”), AXA Moderate-Plus Allocation Portfolio (“Moderate-Plus Portfolio”), AXA Aggressive Allocation Portfolio (“Aggressive Portfolio”) (collectively, the “Allocation Portfolios”), AXA Premier VIP Large Cap Growth Portfolio (“Large Cap Growth Portfolio”), AXA Premier VIP Large Cap Core Equity Portfolio (“Large Cap Core Equity Portfolio”), AXA Premier VIP Large Cap Value Portfolio (“Large Cap Value Portfolio”), AXA Premier VIP Small/Mid Cap Growth Portfolio (“Small/Mid Cap Growth Portfolio”), AXA Premier VIP Small/Mid Cap Value Portfolio (“Small/Mid Cap Value Portfolio”), AXA Premier VIP International Equity Portfolio (“International Equity Portfolio”), AXA Premier VIP Technology Portfolio (“Technology Portfolio”), AXA Premier VIP Health Care Portfolio (“Health Care Portfolio”), AXA Premier VIP Core Bond Portfolio (“Core Bond Portfolio”), AXA Premier VIP Aggressive Equity Portfolio (“Aggressive Equity Portfolio”) and AXA Premier VIP High Yield Portfolio (“High Yield Portfolio”) (together with the Allocation Portfolios, the “portfolios”). The Moderate, Aggressive Equity and High Yield Portfolios are successor portfolios to the EQ/Balanced Portfolio, EQ/Aggressive Stock Portfolio and EQ/High Yield Portfolio, respectively, each of which was a series of EQ Advisors Trust, another trust managed by AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”), and was reorganized into a corresponding series of the Trust on August 15, 2003.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by AXA Equitable or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans.

The Trust does not currently foresee any disadvantage to Contract owners arising from offering the Trust’s shares to separate accounts of insurance companies that are unaffiliated with one another or to tax-qualified retirement plans. However, it is theoretically possible that the interests of owners of various contracts participating in the Trust through separate accounts or of the plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or a retirement plan might withdraw their investments in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. The Trust’s Board of Trustees will monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and tax-qualified retirement plans and will take whatever remedial action may be necessary.

THE PORTFOLIOS

Large Cap Growth Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

Large Cap Core Equity Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

Large Cap Value Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

Small/Mid Cap Growth Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Index at the time of investment. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

Small/Mid Cap Value Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Index at the time of investment. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

International Equity Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade bonds of U.S. and foreign issuers. The portfolio may also invest up to 35% of its assets in securities of U.S. companies.

Technology Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the internet products and services, computer, electronic, hardware and components, communication, software, e-commerce, information service, medical devices, biotechnology, chemical products and synthetic materials, defense and aerospace industries, environmental services, nanotech, energy equipment and services, and electronic manufacturing services. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities, including investment grade and lower rated corporate bonds. It is anticipated that the portfolio will normally invest a majority of its assets in securities of U.S. issuers but the portfolio may invest up to 50% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

Health Care Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities, including investment grade and lower rated corporate bonds. It is anticipated that the portfolio will normally invest a majority of its assets in securities of U.S. issuers but the portfolio may invest up to 50% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

Core Bond Portfolio.    The portfolio’s objective is to seek a balance of a high current income and capital appreciation consistent with a prudent level of risk. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade debt securities. The portfolio may invest up to 10% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio will normally hedge most of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The portfolio may invest up to 10% of its assets in high yield securities (“junk bonds”) rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Group (“S&P”) or, if unrated, determined by the sub-adviser to be of similar quality. The portfolio may invest in corporate bonds, including mortgage- and asset-backed securities, derivative securities, Eurodollar and Yankee dollar obligations, Brady bonds, forward commitments, when issued and delayed delivery securities, U.S. government bonds (including those backed by mortgages and related repurchase agreements) and zero coupon bonds.

Aggressive Equity Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The portfolio invests primarily in securities of large capitalization growth companies, although the sub-advisers may invest, to a certain extent, in equity securities of small- and mid-capitalization companies as well. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment and small/mid capitalization companies are companies with lower (but generally at least $100 million) market capitalization at the time of investment. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stock, warrants and securities convertible into common stock. The portfolio may also invest in companies in cyclical industries, emerging growth companies, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in demand), companies whose growth prospects are not recognized by the market and less widely known companies. For purposes of this portfolio, emerging growth companies are those that sub-adviser believes are early in their life cycle but have the potential to become major enterprises or are major enterprises which a sub-adviser believes have above-average growth prospects or whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment. The portfolio may invest up to 25% of its total assets in securities of foreign companies and may also make use of various other investment strategies (e.g., investments in debt securities, making secured loans of its portfolio securities).

High Yield Portfolio.    The portfolio’s objective is high total return through a combination of current income and capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in junk bonds, which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. Junk bonds generally have a higher current yield but are rated Ba or lower by Moody’s or BB or lower by S&P or, if unrated, determined by the sub-adviser to be of similar quality. The portfolio’s sub-advisers may, when consistent with the portfolio’s investment objective, use derivative securities.

THE ALLOCATION PORTFOLIOS

Each Allocation Portfolio operates under a “fund of funds” structure, investing exclusively in other mutual funds managed by AXA Equitable (the “Underlying Portfolios”). In addition to the fees directly associated with an Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which the Allocation Portfolio invests. This SAI contains information about Underlying Portfolios that are series of the Trust. For additional information about Underlying Portfolios that are series of EQ Advisors Trust, please see the May 1, 2005 prospectus and statement of additional information of EQ Advisors Trust (1940 Act File No. 811-07953).

Conservative Allocation Portfolio.    The portfolio’s objective is to seek a high level of current income. The portfolio pursues its objective by investing approximately 80% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 20% of its assets in Underlying Portfolios that emphasize equity investments.

Conservative-Plus Allocation Portfolio.    The portfolio’s objective is to seek current income and growth of capital, with a greater emphasis on current income. The portfolio pursues its objective by investing approximately 60% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 40% of its assets in Underlying Portfolios that emphasize equity investments.

Moderate Allocation Portfolio.    The portfolio’s objective is to seek long-term capital appreciation and current income. The portfolio pursues its objective by investing approximately 52.5% of its assets in Underlying Portfolios that emphasize equity investments and approximately 47.5% of its assets in Underlying Portfolios that emphasize fixed income investments.

Moderate-Plus Allocation Portfolio.    The portfolio’s objective is to seek long-term capital appreciation and current income, with a greater emphasis on capital appreciation. The portfolio pursues its objective by investing approximately 77.5% of its assets in Underlying Portfolios that emphasize equity investments and approximately 22.5% of its assets in Underlying Portfolios that emphasize fixed income investments.

Aggressive Allocation Portfolio.    The portfolio’s objective is to seek long-term capital appreciation. The portfolio pursues its objective by investing approximately 90% of its assets in Underlying Portfolios that emphasize equity investments and approximately 10% of its assets in Underlying Portfolios that emphasize fixed income investments.

Fundamental Restrictions

Each portfolio has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of the portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such portfolio. Set forth below are each of the fundamental restrictions adopted by each of the portfolios.

Each portfolio, except the Technology Portfolio, the Health Care Portfolio and the Allocation Portfolios, will not:

(1) purchase securities of any one issuer if, as a result, more than 5% of the portfolio’s total assets would be invested in securities of that issuer or the portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the portfolio’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretations apply to, but are not a part of, this fundamental restriction: mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company and (2) each portfolio will not consider repurchase agreements to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

Each portfolio will not:

(2) purchase any security if, as a result of that purchase, 25% or more of the portfolio’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and except that the Technology Portfolio, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the technology industries (e.g., computers, electronics (including hardware and components), communications, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries), and the Health Care Portfolio, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the health care industries (e.g., pharmaceutical, medical products and supplies, technology, medical research and development and heath care service industries).

(3) issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(4) make loans, except loans of portfolio securities or cash (in the case of High Yield Portfolio) or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(5) engage in the business of underwriting securities of other issuers, except to the extent that the portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Non-Fundamental Restrictions

The following investment restrictions apply generally to each portfolio but are not fundamental. They may be changed for any portfolio by the Board of Trustees of the Trust and without a vote of that portfolio’s shareholders.

Each portfolio will not:

(1) invest more than 15% of its net assets in illiquid securities.

(2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3) engage in short sales of securities or maintain a short position, except that each portfolio may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that (i) this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each portfolio, except the Allocation Portfolios, may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

(5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

Large Cap Growth Portfolio, Large Cap Core Equity Portfolio, Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, Small/Mid Cap Value Portfolio, International Equity Portfolio, Technology Portfolio, Health Care Portfolio, Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio each have a policy regarding how 80% of its assets will be invested, and none of these portfolios may change their respective policy without giving sixty (60) days’ written notice to its shareholders.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the portfolios’ principal investment strategies discussed in the Prospectus, each portfolio may engage in other types of investment strategies further described below. Each portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the portfolio’s own investment restrictions. Portfolios that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument.

Each Allocation Portfolio invests in shares of Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Manager’s allocation among the Underlying Portfolios. Accordingly, each Allocation Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Allocation Portfolio allocates to the Underlying Portfolios utilizing such strategies.

Asset-Backed Securities.    (Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Bonds.    (All portfolios) Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a portfolio’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Credit Ratings.    Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s and S&P is included in Appendix A to this SAI. The process by which Moody’s and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the portfolio. The portfolios may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Brady Bonds.    (International Equity Portfolio, Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. Each portfolio can invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the sub-advisers to that portfolio.

Convertible Securities.    (Large Cap Core Equity Portfolio, Small/Mid Cap Growth Portfolio, International Equity Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

Credit and Liquidity Enhancements.    A portfolio may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the portfolio to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a portfolio and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a portfolio to use them when the portfolio wishes to do so.

Non-Investment Grade Bonds.    (Technology Portfolio, Health Care Portfolio, Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Investment grade bonds are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Moody’s considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody’s are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the Prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable sub-adviser determines to be of comparable quality.

Non-investment grade bonds (commonly known as “junk bonds” and sometimes referred to as “high yield, high risk bonds”) are rated Ba or lower by Moody’s, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a portfolio’s sub-adviser to be of comparable quality. A portfolio’s investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a portfolio’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

Depositary Receipts.    (All portfolios except Core Bond Portfolio) Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an “underlying issuer”) and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the U.S. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called “sponsored” programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described directly above.

Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a portfolio’s investment policies, its investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

Dollar Rolls.    (Core Bond Portfolio, Health Care Portfolio and High Yield Portfolio) In a dollar roll, a portfolio sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a portfolio’s fundamental limitation on borrowings.

Dollar roll transactions involve the risk that the market value of the securities a portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a portfolio sells securities becomes insolvent, the portfolio’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Equity Securities.    (All portfolios) Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company’s financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a portfolio may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    (All portfolios) Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the portfolio.

Floaters and Inverse Floaters.    (Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Floaters and Inverse Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

Foreign Currency.    (All portfolios) A portfolio may purchase securities denominated in foreign currencies including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s assets and income. In addition, although a portion of a portfolio’s investment income may be received or realized in such currencies, the portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Certain portfolios may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    (All portfolios) A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A portfolio’s use of such contracts will include, but not be limited to, the following situations.

First, when the portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a portfolio’s sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the portfolio’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the sub-adviser to the portfolio believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the portfolio will be served.

A portfolio may enter into forward contracts for any other purpose consistent with the portfolio’s investment objective and program. However, the portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the portfolio’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the portfolio may net offsetting positions.

At the maturity of a forward contract, a portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a portfolio retains the portfolio security and engages in an offsetting transaction, the portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A portfolio will convert foreign securities to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    (All portfolios) The portfolios may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Each portfolio, if permitted in the Prospectus, may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The portfolios will write options on foreign currency or on foreign currency futures contracts only if they are “covered.” A put on a foreign currency or on a foreign currency futures contract written by a portfolio will be considered “covered” if, so long as the portfolio is obligated as the writer of the put, it segregates, either on its records or with the portfolio’s custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the portfolio will be considered “covered” only if the portfolio segregates, either on its records or with the portfolio’s custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a portfolio, sold by a portfolio but not yet delivered or anticipated to be purchased by a portfolio. As an illustration, a portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions.    (All portfolios) The portfolios may engage in over-the-counter options on foreign currency transactions. The portfolios may engage in over-the-counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The portfolios may only enter into forward contracts on currencies in the over-the-counter market. The sub-advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. The portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A portfolio will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the sub-adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A portfolio’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

Each portfolio, except the Core Bond Portfolio and the High Yield Portfolio, will not speculate in foreign currency options, futures or related options. Accordingly, a portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Foreign Securities.    (All portfolios) The portfolios may also invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global portfolios are usually somewhat higher than those of typical domestic stock portfolios.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

Emerging Market Securities.    (All portfolios) Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the portfolio can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    (All portfolios) The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a portfolio’s investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the U.S. and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company’s share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a portfolio if the company deems a purchaser unsuitable, which may expose a portfolio to potential loss on its investment.

In light of the risks described above, the Board of Trustees of the Trust has approved certain procedures concerning a portfolio’s investments in Russian securities. Among these procedures is a requirement that a portfolio will not invest in the securities of a Russian company unless that issuer’s registrar has entered into a contract with a portfolio’s custodian containing certain protective conditions, including, among other things, the custodian’s right to conduct regular share confirmations on behalf of a portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a portfolio would otherwise make.

Pacific Basin Region.    (All portfolios) Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a portfolio’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a portfolio’s assets denominated in those currencies.

China Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on the portfolio’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (l) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and

Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the portfolio involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Forward Commitments, When-Issued and Delayed Delivery Securities.    (Small/Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Forward commitments, including “TBA” (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the portfolio is required to designate the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the portfolio’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the portfolio’s other assets. Where such purchases are made through dealers, a portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a portfolio of an advantageous yield or price.

A portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the portfolio may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the portfolios intends to make such purchases for speculative purposes and each portfolio intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a portfolio’s payment obligation).

Health Care Sector Risk.    (Health Care Portfolio, Small/Mid Cap Growth Portfolio and Small/Mid Cap Value Portfolio) The value of the Health Care Portfolio’s shares is particularly vulnerable to factors affecting the health care sector. The health care sector generally is subject to substantial government regulation. Changes in governmental policy or regulation could have a material effect on the demand for products and services offered by companies in the health care sector and therefore could affect the performance of the portfolio. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

Hybrid Instruments.    (International Equity Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the portfolio.

Illiquid Securities or Non-Publicly Traded Securities.    (All portfolios) The inability of a portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a portfolio’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a portfolio which are eligible for resale pursuant to Rule 144A will be monitored by each portfolio’s sub-adviser on an ongoing basis, subject to the oversight of the adviser. In the event that such a security is deemed to be no longer liquid, a portfolio’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to a portfolio’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid.

In reaching liquidity decisions, the Board of Trustees and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Investment Company Securities.    (Large Cap Growth Portfolio, Small/Mid Cap Growth Portfolio, Health Care Portfolio and the Allocation Portfolios) Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the portfolio’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

Each Allocation Portfolio invests substantially all of its assets in the securities of other investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Exchange Traded Funds (“ETFs”).    (Small/Mid Cap Value Portfolio) These are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

Passive Foreign Investment Companies.    The portfolios may purchase the securities of certain foreign entities called passive foreign investment companies (“PFICs”). Such entities have been the only or primary way to invest in foreign countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.

Loan Participations and Assignments.    (Aggressive Equity Portfolio and High Yield Portfolio) Investments in secured or unsecured fixed or floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions (“Lenders”) may be in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the portfolio’s having a contractual relationship only with the Lender, not with the borrower. A portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A portfolio will acquire Participations only if its sub-adviser determines that the selling Lender is creditworthy.

When a portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act of 1933, as amended (“Securities Act”), and thus may be subject to a portfolio’s limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the portfolio’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Mortgage-Backed or Mortgage-Related Securities.    (Core Bond Portfolio and High Yield Portfolio) A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain portfolios may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a portfolio that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a portfolio may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a portfolio to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The portfolio may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the portfolio’s ability to buy or sell those securities at any particular time.

Mortgage Dollar Rolls.    (Core Bond Portfolio and High Yield Portfolio) The portfolio may enter into mortgage dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the sub-adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the portfolio. The portfolio will maintain until the settlement date the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

Municipal Securities.    (Core Bond Portfolio and High Yield Portfolio) Municipal securities (“municipals”) are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if their interest is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

Options and Futures Transactions.    (Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, Small/Mid Cap Value Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Each portfolio may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts and swap transactions. A portfolio may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a portfolio’s use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by a portfolio are described below.

A portfolio might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a portfolio is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the portfolio may have lower net income and a net loss on the investment.

Options on Securities.    (Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Securities Indices.    (Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

Securities Index Futures Contracts.    (Small/Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest Rate Futures Contracts.    (Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on Futures Contracts.    (Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Payment-In-Kind Bonds.    (Aggressive Equity Portfolio, High Yield Portfolio and Core Bond Portfolio) Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the portfolios are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the portfolios could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Real Estate Investment Trusts.    (Small/Mid Cap Growth Portfolio, Health Care Portfolio, Small/Mid Cap Value Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Risks associated with investments in securities of real estate investment trusts (“REITS”) include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITS may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITS may be affected by the quality of credit extended. REITS are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITS are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (“Code”), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITS could end up holding the underlying real estate.

Repurchase Agreements.    (All portfolios) A repurchase agreement is a transaction in which a portfolio purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the portfolio and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a portfolio upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the portfolio may suffer delays, costs and possible losses in connection with the disposition of collateral. Each portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by Equitable and the sub-advisers to present minimum credit risks.

Reverse Repurchase Agreements.    (Core Bond Portfolio and Health Care Portfolio) Reverse repurchase agreements involve the sale of securities held by a portfolio subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each portfolio’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a portfolio will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See “The Portfolios’ Investments, Related Risks and Limitations — Segregated Accounts.”

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a portfolio might be unable to deliver them when that portfolio seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a portfolio’s obligation to repurchase the securities, and the portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Loans.    (All portfolios) All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the portfolios an amount equal to any dividends or interest received on loaned securities. The portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a portfolio’s investment program. While the securities are being loaned, a portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A portfolio has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A portfolio will generally not have the right to vote securities while they are being loaned, but its adviser or sub-adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a portfolio’s sub-adviser to be of good standing and will not be made unless, in the judgment of Equitable, the consideration to be earned from such loans would justify the risk.

Short Sales Against the Box.    (Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, Health Care Portfolio, Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) The portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the portfolio to, for example, lock in a sale price for a security the portfolio does not wish to sell immediately. The portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of the portfolio’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

Small Company Securities.    (Small/Mid Cap Growth Portfolio, Small/Mid Cap Value Portfolio, International Equity Portfolio, Technology Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Each portfolio may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these portfolios may involve a greater degree of risk than an investment in other portfolios that seek capital appreciation by investing in better known, larger companies.

Structured Notes.    (Aggressive Equity Portfolio, High Yield Portfolio and Core Bond Portfolio) Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps.    (International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. A portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of a portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the sub-advisers believe such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, the sub-adviser will not treat them as being subject to a portfolio’s borrowing restrictions. A portfolio may enter into OTC swap transactions with counterparties that are approved by the sub-advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the portfolio is contractually obligated to make. If the other party to a swap defaults, the portfolio’s risk of loss consists of the net amount of payments that the portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a sub-adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

Technology Sector Risk.    (Large Cap Growth Portfolio, Small/Mid Cap Growth Portfolio, Small/Mid Cap Value Portfolio and Technology Portfolio) The value of the Technology Portfolio’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technologies evolve, large and rapid price movements resulting from competition, rapid obsolescence of products and services, short product cycles and aggressive pricing. For each of the portfolios, it should be noted that many technology companies are small and at an earlier state of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

U.S. Government Securities.    (All portfolios) U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

Treasury inflation-indexed securities (“TIIS”) are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a portfolio holds TIIS, the portfolio may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See “Taxation” below.

Warrants.    (Large Cap Growth Portfolio, Small/Mid Cap Growth Portfolio, International Equity Portfolio, Health Care Portfolio and Aggressive Equity Portfolio) Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Zero-Coupon Bonds.    (Small/Mid Cap Growth Portfolio, Core Bond Portfolio and High Yield Portfolio) Zero-coupon bonds are issued at a significant discount from their principal amount (“original issue discount” or “OID”) and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a portfolio is nonetheless required to accrue as interest income each year a portion of the OID on such investments and to distribute such amounts at least annually to its shareholders. See “Taxation” below. Thus, each portfolio could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a portfolio is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the sub-advisers or when one sub-adviser replaces another, necessitating changes in the portfolio it manages. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the portfolio and its shareholders. A portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when a sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year.

The following risks apply to certain Underlying Portfolios that are eligible for investment by the Allocation Portfolios and are not series of the Trust.

Index Fund Risk.    An index fund is not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the portfolio manager of an index fund utilizes proprietary modeling techniques to attempt to match the performance results of the applicable index. Therefore, an index fund will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. Unlike an actively managed fund, an index fund cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

Latin America.    Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for a portfolio to engage in foreign currency transactions designed to protect the value of the portfolio’s interests in securities denominated in such currencies.

A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Money Market Risk.    Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments a portfolio has purchased may reduce the portfolio’s yield. In addition, the portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

Preferred Securities.    Preferred securities have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock. Non-cumulative preferred stock does not require the issuer to pay all prior unpaid dividends before the issuer can pay dividends on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A portfolio may treat such redeemable preferred stock as a fixed income security.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to safeguard against misuse of the portfolios’ portfolio holdings information and to prevent the selective disclosure of such information. Each portfolio will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Trust generally discloses top portfolio holdings (typically the portfolios’ top ten holdings) on a monthly basis. All such information generally is released with a 30-day lag time, meaning top ten portfolio holdings information as of the end of the month generally is not released until the 30th day of the following month. Top ten portfolio holdings are typically contained in a portfolio’s “fact sheet” and are available to AXA Financial, Inc. personnel and the general public upon request or on the Manager’s website at http://www.axa.com. Portfolio holdings information less than 30 days stale and all trade information is generally restricted to employees responsible for fund administration, fund analysis and legal or compliance matters.

The Trust may provide portfolio holdings data to certain third-parties prior to the 30th day of the subsequent month following purchase or sale. The Manager has ongoing arrangements with certain third-party data services including Vestek, mutual fund evaluation services including Lipper Analytical Services and Morningstar and consultants including Evaluation Associates LLC, Rocaton Investment Advisors, LLC and Standard & Poor’s Investment Advisory Services LLC. Each of these third parties may receive portfolio holdings data prior to the release of such information to the public as described above, but these services will be bound to treat them confidentially until they have become public and will not be permitted to trade in such information. Each of these third parties receives portfolio holdings information at month ends, with the exception of Vestek, which receives such information daily.

On a case-by-case “need to know” basis, the Trust’s Chief Financial Officer or Vice President subject to the approval of AXA Equitable’s AXA Funds Management Group Unit (“FMG”) Legal and Compliance Group and the Trust’s Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information in appropriate circumstances. In all cases, the approval of release of portfolio holdings information by FMG’s Legal and Compliance Group must require a duty of confidentiality and must be based on such information not being used for the purpose of making an investment decision with respect to the portfolio in question. The Trust does not disclose its portfolio holdings to the media and will not release portfolio trades information.

In addition, non-public portfolio holdings information may be provided as part of the legitimate business activities of each portfolio to the following service providers and other organizations: auditors; the custodian; the administrator; the transfer agent; counsel to the portfolios or the non-interested trustees; regulatory authorities; pricing services (Bear Stearns’ Pricing Direct, Interactive Data Corporation, J. J. Kenney, Loan Pricing Corporation, Muller Data, Merrill Lynch-Bloomberg, Reuters); financial printers (RR Donnelley); and proxy voting services (Institutional Shareholder Services). The entities to whom each portfolio voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each portfolio, are required to maintain the confidentiality of the information disclosed and will not be permitted to trade on such information.

FMG is responsible for administering the release of portfolio holdings information with respect to the Trust’s portfolios. Until particular portfolio holdings information has been released to the public, and except with regards to the third parties described above, no such information may be provided to any party without the approval of FMG’s Legal and Compliance Group or the execution by such party of an agreement containing appropriate confidentiality language which has been approved by FMG’s Legal and Compliance Group. All such parties will not be permitted to trade on such information. FMG’s Legal and Compliance Group will monitor and review any potential conflicts of interests between the shareholders and the Trust and its affiliates that may arise from the potential release of portfolio holdings information. FMG’s Legal and Compliance Group will not release portfolio holdings information unless it determines the disclosure is in the best interests of shareholders and there is a legitimate business purpose for such disclosure. On a quarterly basis, the Trust’s Chief Compliance Officer will report to the Trust’s Board of Trustees any exceptions to the Trust’s policy that were granted by FMG’s Legal and Compliance Group. The Trust’s Board of Trustees approved this policy and determined it was in the best interest of shareholders. No compensation is received by the Trust, the Manager or any other person in connection with their disclosure of portfolio holdings information.

MANAGEMENT OF THE TRUST

The Trust’s Board has the responsibility for the overall management of the Trust and the portfolios, including general supervision and review of the portfolios’ investment activities and their conformity with Delaware law and the stated policies of the portfolios. The Trust’s Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

The Trustees

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas New York, New York (46)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since 2004, chairman and president of Enterprise Capital Management, Inc., co-chairman of Enterprise Funds Distributor, Inc. and a director of MONY Capital Management Inc., Matrix Private Equities, Inc., Matrix Capital Markets Group Inc., 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	127	None
Independent Trustees
Gerald C. Crotty c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York (53)	Trustee	From November 2001 to present	Since 2000, co-founder and director of Weichert Enterprise, a private and public equity market investment firm co-founder of Excelsior Ventures Management, a private equity and venture capital firm; from 1991 to 1998, held various positions with ITT Corporation, including President and COO of ITT Consumer Financial Corp. and Chairman, President and CEO of ITT Information Services.	30	From 2002 to present, director of AccessIT Integrated Technologies, Inc.

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
Barry Hamerling c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York (58)	Trustee	From November 2001 to present	Since 1998, Managing Partner of Premium Ice Cream of America; Since 2003, Managing Partner of Premium Salads; from 1970 to 1998, President of Ayco Co. L.P., the largest independent financial counseling firm in the United States.	30	None
Cynthia R. Plouché c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York (48)	Trustee	From November 2001 to present	Since April 2003, Managing Director of Blaylock Abacus Asset Management, Inc.; prior thereto, Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to April 2003, a manager of fixed income portfolios for institutional clients.	30	None
Rayman L. Solomon c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York (57)	Trustee	From November 2001 to present	Since 1998, Dean and a Professor of Law at Rutgers University School of Law; prior thereto, an Associate Dean for Academic Affairs at Northwestern University School of Law.	30	None

*	Affiliated with the Portfolios’ investment manager and the co-distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

Committees of the Board

The Trust has a standing Audit Committee consisting of all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustee(s)”). The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls; oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and act as a liaison between the Trust’s independent accountants and the Board. To carry out its function, the Audit Committee, among other things, approves the selection, retention or termination of the Trust’s independent accountants and evaluates their independence; meets with the Trust’s independent accountants as necessary to review the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the Trust’s financial statements and the Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the Trust by the independent accountants. The Audit Committee held three (3) meetings during the fiscal year ended December 31, 2004.

The Trust has a Nominating and Compensation Committee consisting of all of the Independent Trustees. The Nominating and Compensation Committee’s function is principally to nominate and evaluate Independent Trustee candidates and review the compensation arrangements for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by Contract owners. The Nominating and Compensation Committee held three (3) meetings during the fiscal year ended December 31, 2004.

The Trust has a Valuation Committee consisting of Steven M. Joenk (Interested Trustee), Kenneth T. Kozlowski, Kenneth B. Beitler and Andrew S. Novak and such other officers of the Trust and the

Manager, as well as such officers of any sub-adviser to any portfolio as are deemed necessary by the officers of the Trust from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or deemed reliable or for which valuation cannot otherwise be provided. The Valuation Committee held sixty-five (65) meetings during the fiscal year ended December 31, 2004.

Compensation of Independent Trustees and Officers

Each Independent Trustee currently receives from the Trust an annual fee of $27,500, payable quarterly. In addition to the annual fee, each Independent Trustee will receive (i) an additional fee of $2,500 for each regularly-scheduled Board meeting attended, (ii) an additional fee of $1,500 for each special Board meeting attended; (iii) $250 for each portfolio or Nominating and Compensation Committee meeting attended and (iv) $1,250 for each Audit Committee meeting attended. The lead Independent Trustee and certain committee chairs may receive additional compensation. Trustees also receive reimbursement from the Trust for expenses associated with attending Board or Committee meetings.

Trustee Compensation Table

for the Year Ended December 31, 2004*

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Trust Complex Paid to Trustees
Steven M. Joenk**	$0	$0	$0	$0
Gerald C. Crotty	$45,750	$0	$0	$61,250
Barry Hamerling	$45,750	$0	$0	$61,250
Cynthia R. Plouché	$45,750	$0	$0	$61,250
Rayman L. Solomon	$45,750	$0	$0	$61,250

*	A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee. Mr. Hamerling and Mr. Solomon have elected to participate in the Trust’s deferred compensation plan. As of December 31, 2004, Mr. Hamerling and Mr. Solomon had accrued $187,354 and $24,855, respectively (including interest) as deferred compensation from the Trust and AXA Enterprise Multimanager Funds Trust for which they also serve as Trustees.
**	“Interested person” of the Trust (as that term is defined in the 1940 Act).

As of December 31, 2004, no Independent Trustee or members of his or her immediate family beneficially owned securities representing interests in the Manager, Advisers or Distributors of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Trustee’s spouse, children residing in the Trustee’s household and dependents of the Trustee. In addition, the Trustees of the Trust beneficially owned shares of the portfolios of the Trust or of portfolios overseen in the same family of investment companies, as set forth in the following table:

Trustee Ownership of Equity Securities

Name of Trustee	Dollar Range of Equity Securities in the Portfolios*	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies:
Steven M. Joenk	$0	Over $100,000
Gerald C. Crotty	$0	$10,001 – $50,000
Barry Hamerling	$0	Over $100,000
Cynthia R. Plouché	$0	Over $100,000
Rayman L. Solomon	$0	$10,001 – $50,000

*	As of December 31, 2004

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, AXA Advisors, LLC (“AXA Advisors”) or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York (46)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since 2004, chairman and president of Enterprise Capital Management, Inc., co-chairman of Enterprise Fund Distributors, Inc. and a director of MONY Capital Management Inc., Matrix Private Equities, Inc., Matrix Capital Markets Group Inc., 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York (49)	Vice President and Secretary	From November 2001 to present	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and AXA Equitable; From July 1999 to May 2003, Vice President and Counsel of AXA Financial and AXA Equitable.

*	Each officer holds a similar position with other funds within the Trust complex.
**	Each officer is elected on an annual basis.

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Kenneth T. Kozlowski 1290 Avenue of the Americas, New York, New York (43)	Chief Financial Officer and Treasurer	Chief Financial Officer from December 2002 to present; Treasurer from November 2001 to present	From February 2001 to present, Vice President of AXA Financial, from July 2004 to present, a director of Enterprise Capital Management, Inc.; from October 1999 to February 2001, Assistant Vice President of AXA Financial.
Kenneth B. Beitler 1290 Avenue of the Americas, New York, New York (47)	Vice President	From November 2001 to present	From February 2003 to present, Vice President of AXA Financial; from February 2002 to February 2003, Assistant Vice President of AXA Financial; from May 1999 to February 2002, Senior Investment Analyst of AXA Financial.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York (43)	Vice President	From November 2001 to present	From February 2001 to present, Vice President of AXA Financial; from July 2004 to present, a director of Enterprise Capital Management, Inc.; from September 1997 to January 2001, Assistant Vice President, Office of the Chief Investment Officer of AXA Financial.
Brian E. Walsh 1290 Avenue of the Americas, New York, New York (37)	Vice President and Assistant Treasurer	Vice President from December 2002 to present; Assistant Treasurer from November 2001 to present	From February 2003 to present, Vice President of AXA Financial and AXA Equitable; from January 2001 to February 2003, Assistant Vice President of AXA Financial and AXA Equitable; from December 1999 to January 2001, Senior Fund Administrator of AXA Financial and AXA Equitable.
Andrew S. Novak, Esq. 1290 Avenue of the Americas New York, New York (36)	Assistant Secretary	From September 2002 to present	From May 2003 to present, Vice President and Counsel of AXA Financial and AXA Equitable; from May 2002 to May 2003, Counsel of AXA Financial and AXA Equitable; from May 2001 to April 2002, Associate General Counsel and Chief Compliance Officer of Royce & Associates, Inc.; from August 1997 to August 2000, Vice President and Assistant General Counsel of Mitchell Hutchins Asset Management.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York (34)	Chief Compliance Officer	From September 2004 to present; Compliance Officer from September 2002 to September 2004	From March 2004 to present, Vice President of AXA Financial and AXA Equitable and Chief Compliance Officer of AXA Funds Management Group; from May 2002 to March 2004, Compliance Director and Assistant Vice President of AXA Financial and AXA Equitable; from February 2001 to May 2002, Compliance Officer of AXA Financial and AXA Equitable; from June 1998 to February 2001, Principal Consultant, PricewaterhouseCoopers LLP.

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Mona Bhalla 1290 Avenue of the Americas New York, New York (36)	Assistant Secretary	From March 2005 to present	From February 2004 to present, Vice President and Counsel, AXA Financial and AXA Equitable; from November 2001 to February 2004, Assistant Vice President and Counsel, AXA Financial and AXA Equitable; from October 2000 to November 2001, Counsel, AXA Financial and AXA Equitable; and from September 1999 to October 2000, an Associate in the law firm of Willkie Farr & Gallagher.
Anthony Dasrath 1290 Avenue of the Americas New York, New York	Assistant Anti-Money Laundering Officer	From March 2005 to present	From June 2004 to present, Compliance Manager and Assistant Anti-Money Laundering Compliance Officer, AXA Financial; from December 2001 to June 2004, Senior Accountant Separate Accounts, AXA Financial; from November 2001 to December 2001, Consultant Lord Abbett & Co.; and prior thereto Mutual Fund Product Controller, J.P. Morgan Chase & Co. Incorporated.

*	Each officer holds a similar position with other funds within the Trust complex.
**	Each officer is elected on an annual basis.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

Shares of the Trust are offered to separate accounts of insurance companies in connection with the Contracts and may be offered to tax-qualified retirement plans. AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of 95% of the Trust’s shares as of March 11, 2005. Shareholders owning more than 25% of the outstanding shares of a portfolio may take actions without the approval of other investors in the portfolio.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each portfolio. Each portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust’s knowledge, as of the date of this SAI, no persons owned Contracts entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of any portfolio.

To the Trust’s knowledge, as of March 11, 2005, the following persons owned Contracts entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of any portfolio:

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
Small/Mid Cap Growth Portfolio	Bayer Corporation c/o KB COLI Unit — Bayer Corp. Karr Barth Associates Bala Clynwyd, PA	542,078.819	5.32%

International Equity Portfolio	Bayer Corporation c/o C. McGroarty Bala Clynwyd, PA	707,369.579	10.36%

Core Bond Portfolio	Bayer Corporation c/o KB COLI Unit — Bayer Corp. Karr Barth Associates Bala Clynwyd, PA	785,468.721	6.14%

To the Trust’s knowledge, as of March 11, 2005, the following Allocation Portfolios owned shares in portfolios entitling such portfolios to give voting instructions regarding more than 5% of the outstanding shares of the following portfolios:

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Portfolio

Conservative-Plus Allocation Portfolio	Core Bond Portfolio New York, NY	93,096,415	5.02%

Moderate Allocation Portfolio	Aggressive Equity Portfolio New York, NY	575,066,938	22.20%

	Small/Mid Cap Growth Portfolio New York, NY	288,706,151	33.19%

	Small/Mid Cap Value Portfolio New York, NY	705,901,497	50.29%

	Core Bond Portfolio New York, NY	699,976,583	37.75%

	High Yield Portfolio New York, NY	559,926,069	27.33%

Moderate-Plus Allocation Portfolio	Aggressive Equity Portfolio New York, NY	132,575,396	5.12%

	Small/Mid Cap Growth Portfolio New York, NY	64,545,445	7.42%

	Small/Mid Cap Value Portfolio New York, NY	124,584,838	8.88%

	International Equity Portfolio New York, NY	255,501,231	38.18%

	Core Bond Portfolio New York, NY	160,368,774	8.65%

Aggressive Allocation Portfolio	International Equity Portfolio New York, NY	34,962,293	5.22%

As of March 11, 2005, the trustees and officers of the Trust as a group, owned less than 1% of the outstanding shares of any class of any portfolio of the Trust.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

AXA Equitable, through FMG, currently serves as the investment manager for each portfolio. AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. The principal offices of AXA Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly-owned affiliate of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The Trust and the Manager have entered into two separate investment management agreements with respect to the portfolios (each, a “Management Agreement” and together the “Management Agreements”). At a meeting held on July 22, 2004, the Board of Trustees re-approved a Management Agreement with respect to each portfolio except the Aggressive Equity Portfolio, High Yield Portfolio and Allocation Portfolios. The Board of Trustees approved an amendment to the Management Agreement with respect to Aggressive Equity Portfolio and High Yield Portfolio and a new Management Agreement with respect to the Allocation Portfolios at a meeting held on May 28, 2003. In approving the Management Agreements with AXA Equitable, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to the portfolios by AXA Equitable; (2) the performance of each portfolio as compared to a peer group and an appropriate index; (3) AXA Equitable’s personnel and operations; (4) AXA Equitable’s financial condition; (5) the level and method of computing each portfolio’s management fee; (6) the profitability of AXA Equitable under the Management Agreements; (7) “fall-out” benefits to AXA Equitable and its affiliates (i.e., ancillary benefits realized by AXA Equitable or its affiliates from AXA Equitable’s relationship with the Trust); (8) the effect of growth and size on each portfolio’s performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the portfolios by AXA Equitable’s affiliates, including distribution services.

The Board, in examining the nature and quality of the services to be provided by AXA Equitable to the portfolios, recognized AXA Equitable’s experience in serving as an investment manager and noted that AXA Equitable currently provides investment management services to two other registered open-end investment companies. The Board also noted the extensive responsibilities that AXA Equitable has as investment manager to the portfolios, including the provision of investment advice to the portfolios, selection of the portfolios’ subadvisers and oversight of the subadvisers’ compliance with portfolio policies and objectives, review of brokerage matters, oversight of general portfolio compliance with federal and state laws, and the implementation of Board directives as they relate to the portfolios. Based on its consideration and review of the foregoing information, the Board determined that the portfolios were likely to benefit from the nature and quality of these services, as well as AXA Equitable’s ability to render such services based on its experience, operations and resources.

The Board also evaluated the performance of each portfolio in comparison to funds with similar objectives and policies, the expertise and performance of the personnel overseeing the subadvisers, and compliance with each portfolio’s investment restrictions, tax and other requirements. After comparing the portfolios’ performance with that of similar funds, the Board determined that each portfolio was likely to benefit from AXA Equitable serving as the investment manager.

The Board gave substantial consideration to the fees payable under the Management Agreements. In this connection, the Board evaluated AXA Equitable’s costs and profitability in serving as investment manager to the portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the portfolios and the costs associated with compensating the subadvisers. The Board also examined the fees paid by each portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each portfolio’s fee. The Board also noted AXA Equitable’s commitment to expense limitation agreements with the portfolios. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by AXA Equitable, the Board concluded that the level of the fees paid to AXA Equitable with respect to each portfolio is fair and reasonable.

The Board also noted that AXA Equitable serves as the Trust’s administrator, receiving compensation for acting in this capacity, and is responsible for, among other things, coordinating the Trust’s audits, financial statements and tax returns and managing expenses and budgeting for the Trust. The Board also recognized that AXA Equitable’s affiliates, AXA Advisors, LLC and AXA Distributors, LLC, serve as underwriters to the portfolios, and as such, receive Rule 12b-1 payments from the portfolios. The Board noted, however, that such payments are used to provide valuable shareholder services and to finance activities that are intended to result in the sale of Trust shares, which potentially could lead to growth in Trust assets and the corresponding benefits of that growth, including economies of scale and greater portfolio diversification. Further, the Board recognized that Sanford C. Bernstein & Co., LLC (“Bernstein”), a registered broker-dealer, is an affiliate of AXA Equitable and from time to time may receive brokerage commissions from the portfolios in connection with the purchase and sale of portfolio securities. The Board noted, however, that transactions with Bernstein must meet the Trust’s requirements for best execution. As such, the Board concluded that the benefits accruing to AXA Equitable and its affiliates by virtue of their relationship to the Trust are reasonable and fair in comparison with the costs of providing the relevant services.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of AXA Equitable, the Board determined approval of the Management Agreements was in the best interests of each portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Management Agreements.

The Management Agreement for the portfolios (other than the Allocation Portfolios) obligates the Manager to: (i) provide investment management services to the Trust; (ii) select the sub-advisers for each portfolio; (iii) monitor each sub-adviser’s investment programs and results; (iv) review brokerage matters; (v) oversee the Trust’s compliance with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. The Management Agreement for the Allocation Portfolios obligates the Manager to: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for each of the Allocation Portfolios; (iii) review brokerage matters; (iv) oversee the Trust’s compliance with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. The Management Agreements require the Manager to provide the Trust with office space, office equipment and personnel necessary to operate and administer the Trust’s business, and also to supervise the third-party service providers.

The continuance of each Management Agreement, with respect to each portfolio, after the first two years must be specifically approved at least annually (i) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. Each Management Agreement with respect to each portfolio may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the Trust. Each Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Manager has also entered into a Consulting Agreement with certain investment consulting firms to provide research to assist the Manager in allocating portfolio assets among sub-advisers and in making recommendations to the Trustees about hiring and changing sub-advisers. The Manager also has hired an independent consultant to provide research and consulting services with respect to the Underlying Portfolios, which may assist it with the selection of Underlying Portfolios for inclusion in each Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Each portfolio pays a fee to the Manager for the investment management and advisory services the Manager provides that portfolio. The Manager and the Trust have also entered into an expense limitation agreement with respect to each portfolio (“Expense Limitation Agreement”), pursuant to which the Manager has agreed through April 30, 2006 to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions as set forth in the

Prospectuses) of each portfolio are limited to the extent described in the Prospectuses. The management fees for each portfolio are set forth below.

(as a percentage of average daily net assets)

Portfolio	Management Fee
AXA Conservative Allocation	0.10%
AXA Conservative-Plus Allocation	0.10%
AXA Moderate Allocation	0.10%
AXA Moderate-Plus Allocation	0.10%
AXA Aggressive Allocation	0.10%

(as a percentage of average daily net assets)

Portfolio	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
AXA Premier VIP Aggressive Equity	0.650%	0.600%	0.575%	0.550%	0.525%
AXA Premier VIP Health Care	1.200	1.150	1.125	1.100	1.075
AXA Premier VIP International Equity	1.050	1.000	0.975	0.950	0.925
AXA Premier VIP Large Cap Core Equity	0.900	0.850	0.825	0.800	0.775
AXA Premier VIP Large Cap Growth	0.900	0.850	0.825	0.800	0.775
AXA Premier VIP Large Cap Value	0.900	0.850	0.825	0.800	0.775
AXA Premier VIP Small/Mid Cap Growth	1.100	1.050	1.025	1.000	0.975
AXA Premier VIP Small/Mid Cap Value	1.100	1.050	1.025	1.000	0.975
AXA Premier VIP Technology	1.200	1.150	1.125	1.100	1.075

	First $1.5 Billion	Next $1 Billion	Next $1 Billion	Next $2.5 Billion	Thereafter
AXA Premier VIP Core Bond	0.600%	0.575%	0.550%	0.525%	0.500%

	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
AXA Premier VIP High Yield	0.600%	0.575%	0.550%	0.530%	0.520%

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian’s fees; any proxy solicitors’ fees and expenses; Trustee expenses (including any special counsel to the Trustees); transfer agent fees; advisory and administration fees; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the portfolios on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each portfolio or the nature of the services performed and relative applicability to each portfolio. As discussed in greater detail below, under “Distribution of the Trust’s Shares,” the Class B shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of their shares.

The table below shows the fees paid by each portfolio except the Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios to the Manager during the period ended December 31, 2002 and for the calendar years ended December 31, 2002, December 31, 2003 and December 31, 2004. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the Manager after fee waivers and the third column shows the total amount of fees waived by the Manager and other expenses of each portfolio assumed by the Manager pursuant to the Expense Limitation

Agreement. For the calendar years ended December 31, 2002, December 31, 2003 and December 31, 2004, the Manager did not receive any reimbursement for the 16 portfolios comprising the Trust.

CALENDAR YEAR ENDED DECEMBER 31, 2002*

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Large Cap Growth Portfolio	$354,128	$63,085	$291,043
Large Cap Core Equity Portfolio	$240,398	$0	$247,010
Large Cap Value Portfolio	$401,960	$102,456	$299,504
Small/Mid Cap Growth Portfolio	$447,713	$159,558	$288,155
Small/Mid Cap Value Portfolio	$530,780	$250,201	$280,579
International Equity Portfolio	$269,568	$0	$300,658
Technology Portfolio	$146,281	$0	$233,940
Health Care Portfolio	$339,144	$128,499	$210,645
Core Bond Portfolio	$907,659	$439,744	$467,915
Moderate Portfolio**	$13,423,267	$13,294,525	$128,742
Aggressive Equity Portfolio**	$11,932,509	$11,932,509	$0
High Yield Portfolio**	$3,197,964	$3,197,964	$0

*	The portfolios commenced operations on December 31, 2001. Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios are not included in the above table because they had no operations during the fiscal year ended December 31, 2002.

**	Reflects fees paid by predecessor portfolio to the Manager.

CALENDAR YEAR ENDED DECEMBER 31, 2003

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Large Cap Growth Portfolio	$1,415,437	$1,059,226	$356,211
Large Cap Core Equity Portfolio	$810,359	$523,793	$288,566
Large Cap Value Portfolio	$1,418,234	$1,057,575	$360,659
Small/Mid Cap Growth Portfolio	$2,995,187	$2,722,777	$272,410
Small/Mid Cap Value Portfolio	$4,077,168	$3,849,368	$227,800
International Equity Portfolio	$967,597	$738,822	$228,775
Technology Portfolio	$699,933	$450,182	$249,751
Health Care Portfolio	$1,220,576	$1,133,454	$87,122
Core Bond Portfolio	$4,104,939	$2,992,048	$1,112,891
Conservative Portfolio*	$414	$0	$37,420
Conservative-Plus Portfolio*	$940	$0	$38,850
Moderate Portfolio**	$14,263,019	$11,182,232	$3,080,787
Moderate-Plus Portfolio*	$2,417	$0	$42,615
Aggressive Portfolio*	$641	$0	$37,956
Aggressive Equity Portfolio**	$11,378,789	$11,378,789	$0
High Yield Portfolio**	$5,932,640	$5,932,640	$0

*	No fees were paid by Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios prior to their commencement of operations on August 15, 2003.

**	Prior to their commencement of operations on August 15, 2003, reflects fees paid to Manager with respect to the predecessor portfolio.

CALENDAR YEAR ENDED DECEMBER 31, 2004

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Large Cap Growth Portfolio	$2,755,027	$2,570,128	$184,899
Large Cap Core Equity Portfolio	$1,439,971	$1,245,508	$194,463
Large Cap Value Portfolio	$2,942,131	$2,763,544	$178,587
Small/Mid Cap Growth Portfolio	$7,561,298	$7,561,298	$0
Small/Mid Cap Value Portfolio	$11,603,597	$11,603,597	$0
International Equity Portfolio	$3,583,313	$3,583,313	$0
Technology Portfolio	$4,147,183	$4,147,183	$0
Health Care Portfolio	$2,787,894	$2,787,894	$0
Core Bond Portfolio	$8,335,577	$6,974,833	$1,360,744
Conservative Portfolio	$51,234	$0	$51,234
Conservative-Plus Portfolio	$96,103	$0	$96,103
Moderate Portfolio	$4,802,828	$0	$4,802,828
Moderate-Plus Portfolio	$393,581	$0	$393,581
Aggressive Portfolio	$107,709	$0	$107,709
Aggressive Equity Portfolio	$14,977,256	$14,977,256	$0
High Yield Portfolio	$10,158,326	$10,158,326	$0

AXA Equitable and the officers of the Allocation Portfolios also serve as investment manager and officers, respectively, of the Underlying Portfolios. In addition, the trustees of the Allocation Portfolios also serve as trustees of certain Underling Portfolios. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Allocation Portfolios and the Underlying Portfolios. The trustees believe they have structured the Allocation Portfolios to address these concerns. If a situation arises that may result in a conflict, the trustees and officers of the Allocation Portfolios will carefully analyze the situation and take all appropriate steps to address the potential conflicts.

The Sub-advisers

The Manager has entered into sub-advisory agreements (“Subadvisory Agreements”) on behalf of Large Cap Growth Portfolio, Large Cap Core Equity Portfolio, Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, Small/Mid Cap Value Portfolio, International Equity Portfolio, Technology Portfolio, Health Care Portfolio, Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio. The Subadvisory Agreements obligate Alliance Capital Management L.P.; RCM Capital Management LLC; TCW Investment Management Company; Janus Capital Management LLC; Thornburg Investment Management, Inc.; Institutional Capital Corporation; MFS Investment Management; Provident Investment Counsel, Inc.; Franklin Advisers, Inc.; AXA Rosenberg Investment Management LLC; J.P. Morgan Investment Management Inc.; Marsico Capital Management, LLC; Firsthand Capital Management, Inc.; A I M Capital Management, Inc.; Wellington Management Company, LLP; BlackRock Advisors, Inc.; and Pacific Investment Management Company LLC (each a “Sub-adviser,” and together the “Sub-advisers”) to: (i) make investment decisions on behalf of their respective portfolios, (ii) place all orders for the purchase and sale of investments for their respective portfolios with brokers or dealers selected by the Manager and/or the Sub-advisers, and (iii) perform certain limited related administrative functions in connection therewith. The Board considered and approved the Subadvisory Agreements for the portfolios with the Sub-advisers based on a review of the factors it deemed relevant with respect to each Sub-adviser, including: (1) the nature, quality, and extent of the services to be provided to the portfolio by the Sub-adviser; (2) the Sub-adviser’s management style; (3) the Sub-adviser’s performance record; (4) the qualifications and experience of the persons responsible for the day-to-day management of the portfolio; (5) the Sub-adviser’s current and proposed level of staffing and its overall resources; and (6) “fall-out” benefits to the Sub-adviser and its affiliates (i.e., ancillary benefits realized by the Sub-adviser or its affiliates from its relationship with the Trust).

The Board, in examining the nature, quality and extent of the services to be provided by the Sub-advisers to the portfolios, reviewed the experience of each Sub-adviser in serving as a sub-adviser to comparable funds. The Board also noted the extensive responsibilities that each Sub-adviser has as a sub-adviser to the portfolios, including the responsibility (1) to make investment decisions on behalf of its portfolio, (2) to place all orders for the purchase and sale of investments for its portfolio with brokers or dealers selected by AXA Equitable and/or the Sub-adviser, and (3) to perform certain limited related administrative functions in connection therewith. The Board examined the backgrounds of each Sub-adviser’s portfolio managers with responsibility for the portfolios and concluded that each portfolio benefits from the quality and experience of the sub-adviser’s portfolio managers. Based on its consideration and review of the foregoing information, the Board determined that the portfolios were likely to benefit from the nature and quality of these services, as well as each Sub-adviser’s ability to render such services based on its experience, operations and resources.

The Board also evaluated the performance of each Sub-adviser with respect to the portfolio it advises in comparison to funds with similar objectives and policies, the expertise and performance of the sub-adviser’s personnel, and compliance with each portfolio’s investment restrictions, tax and other requirements. Based on this evaluation, the Board determined that each Sub-adviser’s historical performance record and that of the portion of the portfolio advised by that Sub-adviser compared reasonably to its peer group and/or benchmark.

The Board gave substantial consideration to the fees payable under each Subadvisory Agreement. In this connection, the Board evaluated each Sub-adviser’s costs and profitability (to the extent practicable) in serving as a sub-adviser to the portfolios, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the current fees paid to each Sub-adviser in light of fees paid to other sub-advisers by comparable funds and the method of computing the Sub-adviser’s fee. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Sub-adviser, the Board concluded the fee paid to each Sub-adviser with respect to its portfolio is fair and reasonable.

The Board also noted that each Sub-adviser, through its relationship as a sub-adviser to a portfolio, may engage in soft dollar transactions. While each Sub-adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that many Sub-advisers to the portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the portfolios. The Board noted, however, that all Sub-advisers must select brokers who meet the Trust’s requirements for best execution. The Board concluded that the benefits accruing to each Sub-adviser and its affiliates by virtue of the Sub-adviser’s relationship to the portfolio are fair and reasonable.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of each Sub-adviser, the Board determined approval of each Subadvisory Agreement with respect to the relevant portfolio was in the best interests of that portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved each Subadvisory Agreement.

For the calendar years ended December 31, 2002, December 31, 2003 and December 31, 2004, the Manager paid the following fees to the Sub-adviser(s) with respect to the portfolios listed below pursuant to the Subadvisory Agreements:

CALENDAR YEAR ENDED DECEMBER 31, 2002*

Portfolio	Sub Advisory Fee Paid
Large Cap Growth Portfolio	$155,432
Large Cap Core Equity Portfolio	$105,510
Large Cap Value Portfolio	$178,551
Small/Mid Cap Growth Portfolio	$222,185
Small/Mid Cap Value Portfolio	$265,384
International Equity Portfolio	$125,959
Technology Portfolio	$79,917
Health Care Portfolio	$183,552
Core Bond Portfolio	$378,195
Moderate Portfolio**	$6,448,000
Aggressive Equity Portfolio**	$5,520,857
High Yield Portfolio**	$1,349,933

*	The portfolios commenced operations on December 31, 2001.

**	Reflects fees paid by the Manager to the Sub-advisers with respect to the predecessor portfolio.

CALENDAR YEAR ENDED DECEMBER 31, 2003

Portfolio	Sub Advisory Fee Paid
Large Cap Growth Portfolio	$619,279
Large Cap Core Equity Portfolio	$352,787
Large Cap Value Portfolio	$620,445
Small/Mid Cap Growth Portfolio	$1,471,465
Small/Mid Cap Value Portfolio	$1,927,276
International Equity Portfolio	$447,777
Technology Portfolio	$380,428
Health Care Portfolio	$660,237
Core Bond Portfolio	$1,625,739
Moderate Portfolio*	$5,699,850
Aggressive Equity Portfolio*	$5,318,940
High Yield Portfolio*	$2,537,581

*	Prior to their commencement of operations on August 15, 2003, reflects fees paid by the Manager to the Sub-advisers with respect to the predecessor portfolio.

CALENDAR YEAR ENDED DECEMBER 31, 2004

Portfolio	Sub Advisory Fee Paid
Large Cap Growth Portfolio	$1,179,372
Large Cap Core Equity Portfolio	$617,981
Large Cap Value Portfolio	$1,241,054
Small/Mid Cap Growth Portfolio	$3,626,535
Small/Mid Cap Value Portfolio	$5,204,323
International Equity Portfolio	$1,593,768
Technology Portfolio	$2,023,256
Health Care Portfolio	$1,467,121
Core Bond Portfolio	$2,972,394
Aggressive Equity Portfolio	$7,148,560
High Yield Portfolio	$4,349,581

The Manager recommends sub-advisers for each portfolio listed above (other than the Allocation Portfolios) to the Trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the portfolios (other than the Allocation Portfolios) are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and the Manager does not expect to recommend frequent changes of sub-advisers. The Trust has received an exemptive order from the SEC (“Multi-Manager Order”) that permits the Manager, subject to certain conditions, to enter into Subadvisory Agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing portfolios, change the terms of particular Subadvisory Agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the Subadvisory Agreements would normally cause an automatic termination of the agreement. However, the Manager may not enter into a sub-advisory agreement with an “affiliated person” of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as Alliance Capital Management L.P. or AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Adviser, including compensation payable thereunder, is approved by the affected portfolio’s shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed portfolio, the portfolio’s initial shareholder. Although shareholder approval would not be required for the termination of Subadvisory Agreements, shareholders of a portfolio would continue to have the right to terminate such agreements for the portfolio at any time by a vote of a majority of outstanding voting securities of the portfolio.

Alliance Capital Management L.P. (“Alliance Capital”) serves as a Sub-adviser to Large Cap Growth Portfolio, Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, Aggressive Equity Portfolio and High Yield Portfolio. In addition, Alliance Capital, through its Bernstein Investment Research and Management (“Bernstein”) unit, serves as a Sub-adviser to Large Cap Core Equity Portfolio and International Equity Portfolio. Alliance Capital, a limited partnership, is indirectly majority-owned by, and therefore an affiliate, of Equitable. As of December 31, 2004, Alliance Capital had approximately $539 billion in assets under management. The principal office of Alliance Capital is located at 1345 Avenue of the Americas, New York, New York 10105.

RCM Capital Management LLC (“RCM”) serves as a Sub-adviser to Large Cap Growth Portfolio, Technology Portfolio and Health Care Portfolio. RCM is an indirect wholly owned subsidiary of Allianz AG, a European-based, multi-national insurance and financial services holding company. As of December 31, 2004, RCM had approximately $22.7 billion in assets under management. The principal office of RCM is located at Four Embarcadero Center, San Francisco, California 94111-4189.

TCW Investment Management Company (“TCW”) serves as a Sub-adviser to Large Cap Growth Portfolio and Small/Mid Cap Value Portfolio. TCW is a wholly owned subsidiary of The TCW Group, Inc. Société Générale Asset Management, S.A. holds a majority interest in The TCW Group, Inc. Société Générale Asset Management, S.A. is a wholly owned subsidiary of Société Générale, S.A., a publicly held financial firm headquartered in Paris, France. As of December 31, 2004, TCW had approximately $109 billion in assets under management or committed to management. The principal office of TCW is located at 865 South Figueroa Street, Los Angeles, California 90017.

Janus Capital Management LLC (“Janus”) serves as a Sub-adviser to Large Cap Core Equity Portfolio. Janus is a direct subsidiary of Janus Capital Group Inc. (“JCG”), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2004, JCG had approximately $139 billion in assets under management. The principal office of Janus is located at 151 Detroit Street, Denver, Colorado 80206.

Thornburg Investment Management, Inc. (“Thornburg”) serves as a Sub-adviser to Large Cap Core Equity Portfolio. Thornburg is an employee-owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg. As of December 31, 2004, Thornburg had approximately $12.6 billion in assets under management. The principal office of Thornburg is located at 119 East Marcy Street, Santa Fe, New Mexico 87501-2046.

Institutional Capital Corporation (“ICAP”) serves as a Sub-adviser to Large Cap Value Portfolio. ICAP is an employee-owned money management firm. Robert H. Lyon is the controlling shareholder of ICAP. As of December 31, 2004, ICAP had approximately $8.9 billion in assets under management. The principal office of ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.

MFS Investment Management (“MFS”) serves as a Sub-adviser to Large Cap Value Portfolio and Aggressive Equity Portfolio. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada Inc., a diversified financial services organization. As of December 31, 2004, MFS had approximately $146.4 billion in assets under management. The principal office of MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Provident Investment Counsel, Inc. (“Provident”) serves as a Sub-Adviser to Small/Mid Cap Growth Portfolio and Aggressive Equity Portfolio. Provident is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC. As of December 31, 2004, Provident had approximately $6 billion in assets under management. The principal office of Provident is located at 300 North Lake Avenue, Pasadena, California 91101.

Franklin Advisers, Inc. (“Franklin”) serves as a Sub-adviser to Small/Mid Cap Growth Portfolio. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc., which is a publicly-traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2004, together with its affiliates, Franklin had approximately $402 billion in assets under management. The principal office of Franklin is located at One Franklin Parkway, San Mateo, California 94403.

AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) serves as a Sub-adviser to Small/Mid Cap Value Portfolio. AXA Rosenberg is a wholly owned subsidiary of AXA Rosenberg Group LLC (“AXA Rosenberg Group”). AXA Investment Managers S.A., a French société anonyme and investment arm of AXA, a French insurance holding company that includes AXA Equitable among its subsidiaries, holds a majority interest in AXA Rosenberg Group. As of December 31, 2004, AXA Rosenberg Group had approximately $56 billion in assets under management. The principal office of AXA Rosenberg is located at 4 Orinda Way, Building E, Orinda, California 94563.

J.P. Morgan Investment Management Inc. (“J.P. Morgan”) serves as a Sub-adviser to International Equity Portfolio. J.P. Morgan is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. and an indirect-wholly owned subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. As of December 31, 2004, J.P. Morgan had approximately $791 billion in assets under management. The principal office of J.P. Morgan is located at 522 Fifth Avenue, New York, New York 10036.

Marsico Capital Management, LLC (“Marsico”) servers as a Sub-adviser to International Equity Portfolio and Aggressive Equity Portfolio. Marsico is an indirect wholly owned subsidiary of Bank of America Corporation. As of December 31, 2004, Marsico had approximately $44 billion in assets under management. The principal office of Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.

Firsthand Capital Management, Inc. (“Firsthand”) serves as a Sub-adviser to Technology Portfolio. Kevin M. Landis is the controlling shareholder of Firsthand. As of December 31, 2004, Firsthand had approximately $1.02 billion in assets under management. The principal office of Firsthand is located at 125 South Market, Suite 1200, San Jose, California 95113.

A I M Capital Management, Inc. (“AIM”) serves as a Sub-adviser to Health Care Portfolio. AIM is an indirect wholly owned subsidiary of AIM Management. AIM Management is a wholly owned subsidiary of AMVESCAP PLC, one of the world’s largest investment services companies. As of December 31, 2004, AIM Management had approximately $138 billion in assets under management. The principal office of AIM is located at 11 Greenway Plaza, Houston, Texas 77046.

Wellington Management Company, LLP (“Wellington Management”) serves as a Sub-adviser to Health Care Portfolio, Small Mid Cap Value Portfolio and Technology Portfolio. Wellington Management is a limited liability partnership whose sole business is investment management. Wellington Management is owned by 87 partners, all active employees of the firm; the managing partners of Wellington Management are Laurie A. Gabriel, John R. Ryan and Perry M. Traquina. As of December 31, 2004, Wellington Management had approximately $470 billion in assets under management. The principal office of Wellington Management is located at 75 State Street, Boston, Massachusetts 02109.

BlackRock Advisors, Inc. (“BAI”) serves as a Sub-adviser to Core Bond Portfolio. BAI is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., a publicly traded diversified financial services company. As of December 31, 2004, BAI had approximately $342 billion in assets under management. The principal office of BAI is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

Pacific Investment Management Company LLC (“PIMCO”) serves as a Sub-Adviser to Core Bond Portfolio and High Yield Portfolio. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz Aktiengesellschaft (“Allianz AG”) is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP. As of December 31, 2004, PIMCO had approximately $445.7 billion in assets under management. The principal office of PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.

When a portfolio has more than one sub-adviser, the assets of each portfolio are allocated by the Manager among the sub-advisers selected for the portfolio. Each Sub-adviser has discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with each portfolio’s investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Sub-adviser provides any services to any portfolio except asset management and related administrative and recordkeeping services. However, a Sub-adviser or its affiliated broker-dealer may execute portfolio transactions for a portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

Personal Trading Policies.    The portfolios, the Manager and the Co-distributors each have adopted a code of ethics pursuant to rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a portfolio but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each Sub-adviser also has adopted a code of ethics under rule 17j-1. The Trust’s Board of Trustees reviews the administration of the codes of ethics at least annually and receives a certification from each Sub-Adviser regarding compliance with its code of ethics annually. The Codes of Ethics of the Trust, AXA Equitable, the Distributors and each Sub-adviser have been filed as exhibits to the Trust’s Registration Statement.

The Administrator

Pursuant to an administrative agreement (“Mutual Funds Services Agreement”), AXA Equitable (“Administrator”) provides each portfolio of the Trust with necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, the Trust pays AXA Equitable a fee at an annual rate of 0.15% of the Trust’s total average net assets plus $35,000 per portfolio and, for portfolios with more than one sub-adviser, an additional $35,000 for each portion of a portfolio for which separate administrative services are provided (e.g. portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style). Pursuant to a sub-administration arrangement, AXA Equitable relies on J. P. Morgan Investors Services Co. (“Sub-administrator”) to provide the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

For the calendar years ended December 31, 2002, December 31, 2003 and December 31, 2004, the Trust, with respect to each portfolio, paid the following fees for administrative services:

CALENDAR YEAR ENDED DECEMBER 31, 2002*

Portfolio	Administration Fee
Large Cap Growth Portfolio	$201,185
Large Cap Core Equity Portfolio	$181,819
Large Cap Value Portfolio	$209,211
Small/Mid Cap Growth Portfolio	$203,256
Small/Mid Cap Value Portfolio	$214,696
International Equity Portfolio	$180,202
Technology Portfolio	$159,675
Health Care Portfolio	$184,132
Core Bond Portfolio	$340,639
Moderate Portfolio**	$881,182
Aggressive Equity Portfolio**	$810,263
High Yield Portfolio**	$210,353

*	The portfolios commenced operations on December 31, 2001. Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios are not included in the above table because they had no operations during the fiscal year ended December 31, 2002.

**	Reflects fees paid by predecessor portfolio to the Administrator.

CALENDAR YEAR ENDED DECEMBER 31, 2003

Portfolio	Administration Fee
Large Cap Growth Portfolio	$379,696
Large Cap Core Equity Portfolio	$277,593
Large Cap Value Portfolio	$381,588
Small/Mid Cap Growth Portfolio	$552,396
Small/Mid Cap Value Portfolio	$701,321
International Equity Portfolio	$280,695
Technology Portfolio	$228,223
Health Care Portfolio	$295,508
Core Bond Portfolio	$1,150,128
Conservative Portfolio*	$16,291
Conservative-Plus Portfolio*	$17,081
Moderate Portfolio**	$3,245,983
Moderate-Plus Portfolio*	$19,296
Aggressive Portfolio*	$16,633
Aggressive Equity Portfolio**	$1,748,758
High Yield Portfolio**	$1,065,933

*	No fees for administrative services were paid by the Trust with respect to Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios prior to their commencement of operations on August 15, 2003.

**	Prior to their commencement of operations on August 15, 2003, reflects fees paid for administrative services with respect to the predecessor portfolio.

CALENDAR YEAR ENDED DECEMBER 31, 2004

Portfolio	Administration Fee
Large Cap Growth Portfolio	$606,495
Large Cap Core Equity Portfolio	$383,819
Large Cap Value Portfolio	$636,909
Small/Mid Cap Growth Portfolio	$1,187,463
Small/Mid Cap Value Portfolio	$1,749,833
International Equity Portfolio	$658,183
Technology Portfolio	$664,593
Health Care Portfolio	$493,416
Core Bond Portfolio	$2,225,644
Conservative Portfolio	$111,040
Conservative-Plus Portfolio	$178,538
Moderate Portfolio	$7,265,865
Moderate-Plus Portfolio	$626,131
Aggressive Portfolio	$195,991
Aggressive Equity Portfolio	$3,848,980
High Yield Portfolio	$2,738,820

The Co-distributors

The Trust has distribution agreements with AXA Advisors and AXA Distributors (each also referred to as a “Distributor,” and together “Co-distributors”) in which AXA Advisors and AXA Distributors serve as the Co-distributors for each class of the Trust’s shares. AXA Advisors and AXA Distributors are each an indirect wholly-owned subsidiary of AXA Equitable and the address for each is 1290 Avenue of the Americas, New York, New York 10104.

The Trust’s distribution agreements with respect to Class A and Class B shares of the portfolios (“Distribution Agreements”) were re-approved by the Board of Trustees on July 22, 2004. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or “interested persons” of any such party (as defined in the 1940 Act) of the Trust or a portfolio and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to the Class B shares of the portfolios (“Plan”). The Trust’s Class B shares may pay an annual distribution fee of up to 0.50% of their average daily net assets. However, under the Distribution Agreements, payments to the Co-distributors under the Plan are limited to an annual rate equal to 0.25% of the average daily net assets of a portfolio attributable to its Class B shares. There is no distribution plan with respect to Class A shares and the portfolios pay no distribution fees with respect to those shares.

The Board of Trustees of the Trust, including the Independent Trustees, considered the reapproval of the Plan with respect to each portfolio at a meeting held on July 22, 2004. In connection with its consideration of the Plan, the Board of Trustees was furnished with a copy of the Plan and the related materials, including information related to the advantages and disadvantages of the Plan. Legal counsel for the Independent Trustees discussed the legal and regulatory considerations in readopting the Plan.

The Board of Trustees considered various factors in connection with its decision as to whether to approve or reapprove the Plan, including: (i) the nature and causes of the circumstances which make approval or continuation of the Plan, necessary and appropriate; (ii) the way in which the Plan addresses those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Plan to any other person relative to those of the

Trust; (v) the effect of the Plan on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) the relationship of the Plan to other distribution efforts of the Trust; and (viii) the competitive conditions in the variable products industry.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Trust’s Board of Trustees, including the Independent Trustees, unanimously determined, in the exercise of its business judgment, that the Plan is reasonably likely to benefit the Trust and the shareholders of the portfolios by, among other things, providing broker-dealers with an incentive to sell additional shares of the Trust, thereby helping to satisfy the Trust’s liquidity needs and helping to increase the Trust’s investment flexibility. As such, the Trustees, including the Independent Trustees, approved the plan and its continuance.

Pursuant to the Plan, the Trust compensates the Co-distributors from assets attributable to the Class B shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to the Co-distributors on a monthly basis. A portion of the amounts received by the Co-distributors will be used to defray various costs incurred or paid by the Co-distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B shares. The Co-distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class B shares.

The Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Co-distributors. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Plan and in connection with their annual consideration of the Plan’s renewal. The Co-distributors expenditures include, without limitation: (i) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to Class B shares of the Trust; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B shares of the Trust; (iii) holding seminars and sales meetings designed to promote the distribution of Class B shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and the portfolios, including the performance of the portfolios; (v) training sales personnel regarding the Class B shares of the Trust; and (vi) financing any other activity that the Co-distributors determine is primarily intended to result in the sale of Class B shares.

AXA Equitable and the Co-distributors may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit Contract owners, including payments of significant amounts made to intermediaries that provide those services. These services may include sales personnel training, prospectus review, marketing, and related services.

The Co-distributors pay all fees and expenses in connection with their respective qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, each Distributor offers shares of each portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the portfolio or the Trust may from time to time be registered or where permitted by applicable law. Each Distribution Agreement provides that the Co-distributors shall accept orders for shares at net asset value without sales commissions or loads being charged. The Co-distributors have made no firm commitment to acquire shares of any portfolio.

The Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Co-distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board of Trustees, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding Class B shares of the portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount (up to 0.50% of average daily net assets annually) that may be spent for distribution of Class B shares of any portfolio without the approval of the Class B shareholders of that portfolio.

The table below shows the amounts paid by each portfolio to the Co-distributors pursuant to the Distribution Plan for the period ended December 31, 2004. For this period, the Co-distributors’ actual expenditures exceeded the amounts received from the portfolios.

CALENDAR YEAR ENDED DECEMBER 31, 2004

Portfolio	Distribution Fee Paid to AXA Advisors	Distribution Fee Paid to AXA Distributors	Total Distribution Fees
Large Cap Growth Portfolio	$275,741	$464,597	$740,338
Large Cap Core Equity Portfolio	$171,926	$213,296	$385,222
Large Cap Value Portfolio	$246,947	$552,022	$798,969
Small/Mid Cap Growth Portfolio	$466,620	$520,922	$987,542
Small/Mid Cap Value Portfolio	$511,376	$509,223	$1,020,599
International Equity Portfolio	$311,734	$294,278	$606,012
Technology Portfolio	$519,587	$296,732	$816,319
Health Care Portfolio	$266,539	$292,712	$559,251
Core Bond Portfolio	$810,634	$1,012,466	$1,823,100
Conservative Portfolio	$124,945	$0	$124,945
Conservative-Plus Portfolio	$238,604	$0	$238,604
Moderate Portfolio	$1,995,146	$2,311,453	$4,306,599
Moderate-Plus Portfolio	$968,987	$0	$968,987
Aggressive Portfolio	$259,956	$0	$259,956
Aggressive Equity Portfolio	$338,195	$250,523	$588,718
High Yield Portfolio	$692,445	$1,594,175	$2,286,620

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The portfolios are charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Sub-advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the portfolios, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the portfolios may invest may be discounted for certain large domestic and foreign investors such as the portfolios. A number of foreign banks and brokers will be used for execution of each portfolio’s portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally.

The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Sub-advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement (“Directed Brokerage”). The Trustees will review the levels of Directed Brokerage for each portfolio on a quarterly basis.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”) and by policies adopted by the Trustees, the Manager and Sub-advisers may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Sub-advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Sub-adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Sub-adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Certain Sub-advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the portfolio. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the portfolio, Sub-adviser’s other clients and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Sub-advisers for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers will tend to reduce the Manager’s and Sub-advisers’ expenses in managing the portfolios. For the fiscal year ended December 31, 2004, certain of the Sub-advisers allocated a substantial portion of their applicable portfolio’s brokerage business to brokers that provided such research services.

For the calendar years ended December 31, 2002, December 31, 2003 and December 31, 2004, each portfolio paid the amount indicated in brokerage commissions:

CALENDAR YEAR ENDED DECEMBER 31, 2002*

Portfolio	Brokerage Commissions Paid
Large Cap Growth Portfolio	$138,393
Large Cap Core Equity Portfolio	$105,096
Large Cap Value Portfolio	$280,954
Small/Mid Cap Growth Portfolio	$648,699
Small/Mid Cap Value Portfolio	$362,431
International Equity Portfolio	$90,165
Technology Portfolio	$129,635
Health Care Portfolio	$122,288
Core Bond Portfolio	$44,883
Moderate Portfolio**	$3,470,583
Aggressive Equity Portfolio**	$6,325,893
High Yield Portfolio**	$7,261

*	The portfolios commenced operations on December 31, 2001. Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios are not included in the above table because they had no operations during the fiscal year ended December 31, 2002.

**	Reflects brokerage commissions paid by predecessor portfolio.

CALENDAR YEAR ENDED DECEMBER 31, 2003

Portfolio	Brokerage Commissions Paid
Large Cap Growth Portfolio	$297,460
Large Cap Core Equity Portfolio	$204,590
Large Cap Value Portfolio	$700,170
Small/Mid Cap Growth Portfolio	$1,969,898
Small/Mid Cap Value Portfolio	$1,712,369
International Equity Portfolio	$380,663
Technology Portfolio	$536,358
Health Care Portfolio	$402,067
Core Bond Portfolio	$66,125
Conservative Portfolio*	$0
Conservative-Plus Portfolio*	$0
Moderate Portfolio**	$4,225,582
Moderate-Plus Portfolio*	$0
Aggressive Portfolio*	$0
Aggressive Equity Portfolio**	$7,055,777
High Yield Portfolio**	$22,030

*	No fees were paid for brokerage commissions by Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios prior to their commencement of operations on August 15, 2003.

**	Prior to their commencement of operations on August 15, 2003, reflects fees paid by the predecessor portfolio.

CALENDAR YEAR ENDED DECEMBER 31, 2004

Portfolio	Brokerage Commissions Paid
Large Cap Growth Portfolio	$419,295
Large Cap Core Equity Portfolio	$205,630
Large Cap Value Portfolio	$787,257
Small/Mid Cap Growth Portfolio	$1,865,649
Small/Mid Cap Value Portfolio	$2,502,058
International Equity Portfolio	$1,213,229
Technology Portfolio	$1,710,830
Health Care Portfolio	$791,656
Core Bond Portfolio	$67,406
Conservative Portfolio	$0
Conservative-Plus Portfolio	$0
Moderate Portfolio	$0
Moderate-Plus Portfolio	$0
Aggressive Portfolio	$0
Aggressive Equity Portfolio	$8,825,146
High Yield Portfolio	$45,368

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Trust’s Board of Trustees, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager, including Sanford C. Bernstein & Co., LLC and Advest Inc., or Sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or Sub-advisers. The 1940 Act generally prohibits a Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Sub-advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust relies on exemptive relief from the SEC that permits mutual funds managed by the Manager and advised by multiple advisers to engage in principal and brokerage transactions with a broker-dealer affiliated with a Sub-adviser to the same portfolio. The Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of a Sub-adviser to a portfolio for which that Sub-adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Sub-advisers or their affiliates.

For the calendar years ended December 31, 2002, December 31, 2003 and December 31, 2004, the following portfolios paid the amounts indicated to the affiliated broker-dealers of the Manager or affiliates of the Sub-advisers to each portfolio.

CALENDAR YEAR ENDED DECEMBER 31, 2002*

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)

Large Cap Value Portfolio	Bernstein	$4,822	1.72%	0.93%

Large Cap Growth Portfolio	Bernstein	$645	0.47%	0.35%

Large Cap Core Equity Portfolio	Bernstein	$17,571	16.72%	2.18%

Technology Portfolio	Bernstein	$238	0.18%	0.04%

Health Care Portfolio	Bernstein	$41	0.03%	0.01%

International Equity Portfolio	Bernstein	$290	0.32%	0.07%

Small/Mid Cap Value Portfolio	Bernstein	$1,697	0.47%	0.13%

	Cowen	$45	0.01%	0.01%

Small/Mid Cap Growth Portfolio	Bernstein	$815	0.13%	0.09%

Moderate Portfolio**	Bernstein	$144,059	5.91%	5.62%

	Merrill Lynch & Co., Inc.	$190,406	7.81%	6.70%

	Prudential-Bache Securities	$232	0.01%	0.01%

Aggressive Equity Portfolio**	Bernstein	$158,244	1.75%	1.53%

	Montgomery Securities	$279,411	3.09%	3.03%

*	The portfolios commenced operations on December 31, 2001. Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios are not included in the above table because they had no operations during the fiscal year ended December 31, 2002.

**	Reflects fees paid by the predecessor portfolio to the affiliated broker-dealers.

CALENDAR YEAR ENDED DECEMBER 31, 2003

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)

Large Cap Value Portfolio	Bernstein	$10,763	1.54%	1.53%

Large Cap Growth Portfolio	Bernstein	$1,072	0.36%	0.33%

Large Cap Core Equity Portfolio	Bernstein	$28,196	13.78%	10.44%

Technology Portfolio	Bernstein	$4,589	0.86%	0.87%

Health Care Portfolio	Bernstein	$25	0.01%	0.00%

International Equity Portfolio	Bernstein	$1,864	0.49%	0.29%

Small/Mid Cap Value Portfolio	Bernstein	$2,395	0.14%	0.14%

Small/Mid Cap Growth Portfolio	Bernstein	$520	0.03%	0.03%

Moderate Portfolio*	Bernstein	$206,548	4.89%	1.86%

	Merrill Lynch & Co., Inc.	$25,725	0.61%	0.16%

Aggressive Equity Portfolio*	Bernstein	$24,086	0.34%	0.54%

*	Prior to their commencement of operations on August 15, 2003, reflects fees paid by the predecessor portfolio.

CALENDAR YEAR ENDED DECEMBER 31, 2004

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)

Large Cap Value Portfolio	Bernstein	$14,991	1.90%	1.81%

Large Cap Growth Portfolio	Bernstein	$6,355	1.52%	0.86%

Large Cap Core Equity Portfolio	Bernstein	$26,687	12.98%	9.35%

Technology Portfolio	Bernstein	$3,401	5.05%	0.06%

Health Care Portfolio	Bernstein	$1,135	0.01%	0.09%

International Equity Portfolio	Bernstein	$125	0.02%	0.01%

Small/Mid Cap Value Portfolio	Bernstein	$5,277	0.21%	0.24%

	Advest Inc.	$6,434	0.26%	0.14%

	SG Cowen	$395	0.02%	0.02%

Small/Mid Cap Growth Portfolio	Bernstein	$16,692	0.89%	0.35%

Aggressive Equity Portfolio	Bernstein	$23,576	0.27%	0.35%

	Advest Inc.	$696	0.01%	0.00%

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each portfolio to AXA Equitable as its investment manager. Because Equitable views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each portfolio, except the Allocation Portfolios, to the applicable Sub-advisers. A description of the proxy voting policies and procedures that each Sub-adviser uses to determine how to vote proxies relating to the portfolio’s securities are included in Appendix C to this SAI. With regards to the Allocation Portfolios, to the extent a proxy proposal is presented with respect to an Underlying Portfolio, whether or not the proposal would present an issue as to which AXA Equitable could be deemed to have a conflict of interest, AXA Equitable will vote shares held by an Allocation Portfolio it manages either for or against approval of the proposal, or as an abstention, in the same proportion as the shares for which the Underlying Portfolio’s other shareholders have voted. Information regarding how the portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Trust’s proxy voting information website at http://www.axaonline.com (go to “Tools & Calculators”: and click on “Proxy Voting” box under the “Investing Tools” column) and (ii) on the SEC’s website at http://www.sec.gov.

PURCHASE AND PRICING OF SHARES

The Trust will offer and sell its shares based on each portfolio’s net asset value per share, which will be determined in the manner set forth below.

The net asset value of the shares of each class of each portfolio will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day, as defined below. The net asset value per share of each class of a portfolio will be computed by dividing the sum of the investments held by that portfolio applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the portfolio at such time. All expenses borne by the Trust and each of its Classes, will be accrued daily.

The net asset value per share of each portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

•

The assets belonging to each portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any portfolios or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that portfolio. “General Items” include any assets, income, earnings, profits, and proceeds thereof, portfolios, or payments that are not readily identifiable as belonging to any particular portfolio. General Items will be allocated as the Trust’s Board of Trustees considers fair and equitable.

•	The liabilities belonging to each portfolio will include (i) the liabilities of the Trust in respect of that portfolio, (ii) all expenses, costs, charges and reserves attributable to that portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular portfolio which have been allocated as the Trust’s Board of Trustees considers fair and equitable.

The value of each portfolio will be determined at the close of business on each “business day.” Normally, this would be each day that the New York Stock Exchange (“NYSE”) is open and would include some federal holidays. The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas (observed). For stocks and options, the close of trading is 4:00 p.m. and 4:15 p.m. Eastern Time, respectively; for bonds it is the close of business in New York City, and for foreign securities (other than ADRs) it is the close of business in the applicable foreign country, with exchange rates determined at 12:00 p.m. Eastern Time.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each portfolio are valued as follows:

•	Stocks listed on national securities exchanges are valued at the last sale price or official closing price or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no such price, at a bid price estimated by a broker. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•	Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates. Because foreign securities sometimes trade on days when a portfolio’s shares are not priced, the value of a portfolio’s investment that includes such securities may change on days when shares of the portfolio cannot be purchased or redeemed.

•	U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

•	Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

•	Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities that mature in more than 60 days are valued at representative quoted prices.

•	Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

•	Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•	Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

•	Options are valued at their last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

•	Shares of the Underlying Portfolios held by the Allocation Portfolios, as well as shares of other open-end mutual funds held by a portfolio, are valued at their net asset value of the shares of such funds as described in their prospectuses.

•	Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the valuation committee of the Board of Trustees using its best judgment. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value of fund shares is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of fund shares is determined, may be reflected in the Trust’s calculations of net asset values for certain portfolios when the Trust deems that the event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to traders seeking to take advantage of information available to them that is not the basis of Trust valuation actions, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s NAV by those traders.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Sub-advisers may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Sub-advisers will continuously monitor the performance of these services.

TAXATION

Each portfolio is treated for federal tax purposes as a separate entity. The Trust intends that each portfolio will elect to be, and will qualify each year to be treated as, a regulated investment company under Subchapter M of the Code. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To qualify for treatment as a regulated investment company, a portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing. For purposes of this test, gross income is determined without regard to losses from the sale or other disposition of stock, securities or those currencies.

If a portfolio failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) each insurance company separate account invested in the portfolio would fail to satisfy the diversification requirements described below, with the result that the Contracts supported by that account would no longer be eligible for tax deferral, and (3) all distributions out of the portfolio’s earnings and profits, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as dividends (i.e., ordinary income). In addition, the portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

As a regulated investment company, each portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are timely distributed to shareholders under the Code. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

A portfolio investing in foreign securities or currencies may be subject to foreign taxes that could reduce the investment performance of such portfolio.

Subchapter L of the Code requires that each separate account in which Contract premiums are invested be “adequately diversified” (as described in the next paragraph). If a portfolio satisfies certain requirements regarding the types of shareholders it has and the availability of its shares, which each portfolio intends to do, then such a separate account will be able to “look through” that portfolio, and in effect treat its assets as the account’s assets, for purposes of determining whether the account is diversified. Moreover, if an Underlying Portfolio in which a portfolio invests also satisfies those share requirements, which the Trust understands each Underlying Portfolio intends to do, the separate account investing in that portfolio will effectively treat the Underlying Portfolio’s assets as its own for those purposes.

Because the Trust is used to fund Contracts, each portfolio and Underlying Portfolio must meet the diversification requirements imposed by Subchapter L or the Contracts will fail to qualify as life insurance policies or annuity contracts. These requirements, which are in addition to the diversification requirements imposed on the portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account that invest therein — and, as described above, of each portfolio and Underlying Portfolio — that may be invested in securities of a single issuer. Specifically, for a portfolio to meet the investment diversification requirements of Subchapter L, Treasury regulations require that, except as permitted by the “safe harbor” described below, no more than 55% of the total value of the assets of the portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Subchapter L provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities, and securities of other regulated investment companies. Compliance with the regulations is tested on the last day of each calendar year quarter. There is a 30-day period after the end of each quarter in which to cure any non-compliance.

Each portfolio may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a portfolio will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the portfolio will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the distribution requirement under Subchapter M (“Distribution Requirement”)), even if the QEF does not distribute those earnings and gain to the portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each portfolio may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over a portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, a portfolio also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the portfolio for prior taxable years under the election. A portfolio’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the income requirement under Subchapter M.

A portfolio may invest in certain futures and “nonequity” options (i.e. certain listed options, such as those on a “broad-based” stock index) — and certain foreign currency options and forward contracts with respect to which it makes a particular election — that will be subject to Section 1256 of the Code “Section 1256 contracts.” Any Section 1256 contracts a portfolio holds at the end of each taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. A portfolio may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, clearly identified by the portfolio in accordance with the regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that it must distribute.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a portfolio accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the portfolio actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.

Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a portfolio may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a portfolio’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the portfolio’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the portfolios, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a portfolio is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it received on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s basis.

If a portfolio has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the portfolio will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract a portfolio or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a portfolio’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the portfolio’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

A portfolio that acquires zero coupon or other securities issued with original issue discount (“OID”) and/or Treasury inflation-indexed securities (“TIIS”), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the portfolio receives no corresponding payment on them during the year. Similarly, a portfolio that invests in payment-in-kind (“PIK”) securities must include in its gross income securities it receives as “interest” on those securities. Each portfolio has elected similar treatment with respect to securities purchased at a discount from their face value (“market discount”). Because a portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the portfolio’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a portfolio. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the Portfolios) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a portfolio’s property for all losses and expenses of any portfolio shareholder held personally liable for the obligations of the portfolio. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a portfolio itself would be unable to meet its obligations, a possibility that Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the portfolio. The Trustees intend to conduct the operations of the portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the portfolios.

Classes of Shares.    Each portfolio consists of Class A shares and Class B shares. A share of each class of a portfolio represents an identical interest in that portfolio’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the portfolios will affect the performance of those classes. Each share of a portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that portfolio. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A and Class B shares will differ.

Voting Rights.    Shareholders of each portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the portfolios as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law. In accordance with current laws, it is anticipated that an insurance company issuing a Contract that participates in a Portfolio will request voting instructions from Contract owners and will vote shares or other voting interests in the insurance company’s separate account in proportion to the voting instructions received.

Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses.    Each portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Trust.

Custodian

JPMorgan Chase Bank (“Chase”), 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Transfer Agent

AXA Equitable serves as the transfer agent and dividend disbursing agent for the Trust. AXA Equitable receives no additional compensation for providing such services to the Trust.

Counsel

Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036, serves as counsel to the Trust. Goodwin Procter LLP, 599 Lexington Avenue, New York, New York 10022, serves as counsel to the Independent Trustees of the Trust.

FINANCIAL STATEMENTS

The audited financial statements for the year ended December 31, 2004, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders, filed electronically with the SEC on March 10, 2005 (File No. 811-10509), are incorporated by reference and made a part of this document.

APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by Standard & Poor’s. Commercial paper rated A-1 by Standard & Poor’s has the following characteristics:

•	liquidity ratios are adequate to meet cash requirements;

•	long-term senior debt is rated “A” or better;

•	the issuer has access to at least two additional channels of borrowing;

•	basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

•	typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and

•	the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by Standard & Poor’s to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following:

•	evaluation of the management of the issuer;

•	economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

•	evaluation of the issuer’s products in relation to competition and customer acceptance;

•	liquidity;

•	amount and quality of long-term debt;

•	trend of earnings over a period of ten years;

•	financial strength of parent company and the relationships which exist with the issuer; and

•	recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

Standard & Poor’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

•	Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

•	Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

•	The rating C1 is reserved for income bonds on which no interest is being paid.

•	Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than the Aaa securities.

•	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

•	Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

•	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

•	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

•	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

•	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

•	Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its rating category.

APPENDIX B

AXA PREMIER VIP TRUST

Information as of December 31, 2004

AXA PREMIER VIP LARGE CAP GROWTH PORTFOLIO (“FUND”)
Portfolio Manager	Presented below for each portfolio manager is the
number of other accounts of the Adviser managed by
the Portfolio manager and the total assets in the
accounts managed within each category as of December
	31, 2004						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCE CAPITAL MANAGEMENT L.P.
William D. Baird	2	$122.0 Million	2	$1.01 Billion	69	$550.0 Million	0	$0	0	$0	1	$27 Million
RCM CAPITAL MANAGEMENT LLC
Seth Reicher	2	$114.6 Million	2	$507.2 Million	19	$2.4 Billion	2	$434.1 Million	0	$0	0	$0
Scott Migliori	0	$0	2	$73.3 Million	29	$3.53 Million	1	$401.9 Million	0	$0	0	$0
TCW INVESTMENT MANAGEMENT COMPANY
Craig C. Blum	9	$6.06 Billion	9	$2.5 Billion	218	$17.2 Billion	0		1	$57.2 Million	6	$1.7 Billion
Stephen A. Burlingame	9	$6.06 Billion	9	$2.5 Billion	218	$17.2 Billion	0		1	$57.2 Million	6	$1.7 Billion

ALLIANCE CAPITAL MANAGEMENT L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes our clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including Funds (hereinafter “Clients”) and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, we place the interests of our clients first and expect all of our employees to live up to our fiduciary duty.

Employee Personal Trading and the Code of Business Conduct and Ethics.    Alliance has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities also owned by, or bought or sold for clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Alliance has adopted a Code of Business Conduct and Ethics (“Code”) that is designed to detect and prevent such conflicts of interest.

Managing Multiple Accounts for Multiple Clients.    The investment professional or investment professional teams for each Fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities.    In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where Alliance would have an incentive, such a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which Alliance could share in investment gains. As referenced above, Alliance has procedures designed to ensure that information relevant to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

Compensation

Alliance’s compensation program for investment professionals1 is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”); (iv) discretionary long-term incentive compensation in the form of option and restricted unit grants (granted prior to 2002) and (v) Contributions under Alliance’s Profit Sharing/401(k) Plan. Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance’s clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.

An investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

[1]	Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

Among the factors included in this annual assessment of investment professional compensation are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies and contribution to the investment team/discipline’s dialogue. An investment professional’s contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing are also taken into consideration. Furthermore, an investment professional’s seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance’s leadership criteria are relevant to compensation decision-making.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
William D. Baird	X

RCM CAPITAL MANAGEMENT LLC

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation

RCM operates under a merit system with compensation having the following components:

•	Competitive salaries

•	Competitive bonus

•	Profit Sharing Plan and Phantom Equity Plan

RCM’s compensation strategy begins by preparing competitive benchmarks for each professional in the firm. The overwhelming factor affecting compensation for portfolio managers and analysts is a quantitative measurement of overall performance, both individual and team, relative to peers and appropriate benchmarks on both a one and three year basis. In addition, analysts are evaluated on their ability to successfully advocate and influence portfolio manager investment decisions.

In 2003, a new profit sharing plan was implemented at RCM that was consistent with the profit sharing arrangements agreed upon with the other Allianz Global Investors equity and fixed income platforms in the United States. In this arrangement, a significant percentage of operating income remains with the Firm. In turn, these profits are shared with key investment and business management professionals on an annual basis. The Firm has also implemented a Phantom Equity Plan. This Plan is designed to provide a long term incentive program for our current and future contributors to investment and business performance. Participation in this program is determined each year by the Firm’s Management Committee. Allocations vest over a number of years.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Seth Reicher	X
Scott Migliori	X

TCW INVESTMENT MANAGEMENT COMPANY

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation

Portfolio managers are generally compensated through a combination of base salary and fee sharing based compensation (“fee sharing”). Fee sharing generally represents most of the portfolio managers’ total compensation and is linked quantitatively to a fixed percentage of fee revenues of accounts in the investment strategy area for which the managers are responsible. Fee sharing applies to all accounts of the Adviser and its affiliates (collectively, “TCW”) and is paid quarterly.

In some cases, the fee sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Funds. The benchmark for the Portfolio is the Russell 1000 Growth Index. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.

Fee sharing for portfolio managers may be determined on a gross basis, without the deduction of expenses. In other cases, fee sharing revenues are allocated to a pool and fee sharing compensation is paid out after the deduction of group expenses. Fee sharing revenues added to a pool will include those from the products managed by the portfolio manager, but may include those of products managed by other portfolio managers in the group. The fee sharing percentage used to compensate the portfolio managers for management of the Fund is the same as that used to compensate them for all other TCW client accounts they manage. In general, portfolio managers do not receive discretionary bonuses.

Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers’ fee sharing compensation will apply to such performance fees. The fee sharing percentage in the case of performance fees is generally the same as it is for the fee sharing compensation applicable to the Fund; however, in the case of certain alternative investment products managed by a portfolio manager, the fee sharing percentage may be higher.

Portfolio managers also participate in deferred compensation programs, the amount of which is tied to their tenure at TCW and is payable upon the reaching of certain time-based milestones. In addition, certain portfolio managers participate or are eligible to participate in stock option or stock appreciation plans of TCW and/or TCW’s parent, Société Générale. Certain portfolio managers participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio managers. Some portfolio managers are stockholders of the parent company of the Adviser as well.

Ownership of Securities*

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Craig C. Blum	X
Stephen A. Burlingame	X

*	The TCW Code of Ethics prohibits TCW employees from purchasing or otherwise acquiring shares of any third party mutual fund advised or sub-advised by TCW. As a result, the portfolio managers did not own any shares of the fund.

AXA PREMIER VIP LARGE CAP CORE EQUITY PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCE CAPITAL MANAGEMENT L.P.
Marilyn G. Fedak	19	$17.8 Billion	0	$0	187	$9.3 Billion	1	$5.8 Billion	0	$0	4	$809.0 Million
John Mahedy	19	$17.8 Billion	0	$0	187	$9.3 Billion	1	$5.8 Billion	0	$0	4	$809.0 Million
John Phillips	19	$17.8 Billion	0	$0	187	$9.3 Billion	1	$5.8 Billion	0	$0	4	$809.0 Million
Chris Marx	19	$17.8 Billion	0	$0	187	$9.3 Billion	1	$5.8 Billion	0	$0	4	$809.0 Million
JANUS CAPITAL MANAGEMENT LLC
E. Marc Pinto	6	$1.06 Billion	2	$89.8 Million	30	$666.0 Million	0	$0	0	$0	0	$0
THORNBURG INVESTMENT MANAGEMENT, INC.
William V. Fries, CFA	21	$5.28 Billion	13	$1.38 Billion	1,668	$1.61 Billion	0	$0	0	$0	0	$0

ALLIANCE CAPITAL MANAGEMENT L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes our clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including Funds (hereinafter “Clients”) and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, we place the interests of our clients first and expect all of our employees to live up to our fiduciary duty.

Employee Personal Trading and the Code of Business Conduct and Ethics.    Alliance has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities also owned by, or bought or sold for clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Alliance has adopted a Code of Business Conduct and Ethics (“Code”) that is designed to detect and prevent such conflicts of interest.

Managing Multiple Accounts for Multiple Clients.    The investment professional or investment professional teams for each Fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities.    In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where Alliance would have an incentive, such a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which Alliance could share in investment gains. As referenced above, Alliance has procedures designed to ensure that information relevant to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

Compensation

Alliance’s compensation program for investment professionals1 is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”); (iv) discretionary long-term incentive compensation in the form of option and restricted unit grants (granted prior to 2002) and (v) Contributions under Alliance’s Profit Sharing/401(k) Plan. Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance’s clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.

[1]	Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

An investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Among the factors included in this annual assessment of investment professional compensation are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies and contribution to the investment team/discipline’s dialogue. An investment professional’s contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing are also taken into consideration. Furthermore, an investment professional’s seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance’s leadership criteria are relevant to compensation decision-making.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Marilyn G. Fedak	X
John Mahedy	X
John Phillips	X
Chris Marx	X

JANUS CAPITAL MANAGEMENT LLC

Description of any material conflicts

As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

Compensation

The following describes the structure and method of calculating the portfolio manager’s compensation as of January 1, 2005.

The portfolio manager is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation:    Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

Variable Compensation:    Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager’s individual performance compensation is determined by applying a multiplier tied to the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager’s fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager’s compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds’ performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team’s aggregate asset- weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

E. Marc Pinto	X

THORNBURG INVESTMENT MANAGEMENT, INC.

Description of any material conflicts

Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the manager’s management of other accounts. These conflicts could include:

•	Allocating a favorable investment opportunity to one account but not another.

•	Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

•	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

•	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

Thornburg Investment Management, Inc. has informed the fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the portfolio manager’s management of other accounts. Thornburg Investment Management, Inc. has also informed the fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Compensation

The compensation of the portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. The portfolio manager also owns equity shares in the investment manager, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager and all other expenses related to supporting the accounts managed by the portfolio manager, including the fund; multiple year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the portfolio manager’s compensation with respect to the fund and other accounts managed by the portfolio manager, except that certain accounts managed by the portfolio manager my have no income or capital gains tax considerations. To the extent that the portfolio manager realizes benefits from capital appreciation and dividends paid to shareholders of the investment manager, such benefits accrue from the overall financial performance of the investment manager.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

William V. Fries	X

AXA PREMIER VIP LARGE CAP VALUE PORTFOLIO (“FUND”)
Portfolio Manager	Presented below for each portfolio manager is the number of
other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed within
	each category as of December 31, 2004						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCE CAPITAL MANAGEMENT L.P.
Aryeh Glatter	3	$3.0 Billion	0	$0	15	$740.0 Million	0	$0	0	$0	0	$0
INSTITUTIONAL CAPITAL CORPORATION
Robert H. Lyon	15	$3.8 Billion	0	$0	197	$12.7 Billion	0	$0	0	$0	7	$466.1 Million
MFS INVESTMENT MANAGEMENT
Steven R. Gorham	23	$30.4 Billion	3	$668.0 Million	25	$3.6 Billion	0	$0	0	$0	1	$396.6 Million

ALLIANCE CAPITAL MANAGEMENT L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes our clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including Funds (hereinafter “Clients”) and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, we place the interests of our clients first and expect all of our employees to live up to our fiduciary duty.

Employee Personal Trading and the Code of Business Conduct and Ethics.    Alliance has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities also owned by, or bought or sold for clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Alliance has adopted a Code of Business Conduct and Ethics (“Code”) that is designed to detect and prevent such conflicts of interest.

Managing Multiple Accounts for Multiple Clients.    The investment professional or investment professional teams for each Fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities.    In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where Alliance would have an incentive, such a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which Alliance could share in investment gains. As referenced above, Alliance has procedures designed to ensure that information relevant to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

Compensation

Alliance’s compensation program for investment professionals1 is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals

[1]	Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”); (iv) discretionary long-term incentive compensation in the form of option and restricted unit grants (granted prior to 2002) and (v) Contributions under Alliance’s Profit Sharing/401(k) Plan. Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance’s clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.

An investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Among the factors included in this annual assessment of investment professional compensation are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies and contribution to the investment team/discipline’s dialogue. An investment professional’s contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing are also taken into consideration. Furthermore, an investment professional’s seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance’s leadership criteria are relevant to compensation decision-making.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Aryeh Glatter			X

INSTITUTIONAL CAPITAL CORPORATION

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation

Compensation for key investment professionals consists of competitive base salary, annual cash bonus, and equity ownership in the firm. A compensation committee determines the amount of bonus for each individual by examining the person’s impact on the firm’s results for the year, the contribution to performance, and service of client relationships. The performance contribution is measured both in terms of performance relative to each sector’s performance and the benchmark as a whole.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Robert H. Lyon	X

MFS INVESTMENT MANAGEMENT

Description of any material conflicts

MFS seek to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Fund’s portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund — for instance, those that pay a higher advisory fee and/or have a performance fee.

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus — Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors.

•	The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

•	The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

Steven R. Gorham	X

AXA PREMIER VIP SMALL/MID CAP GROWTH PORTFOLIO (“FUND”)
Portfolio Manager	Presented below for each portfolio manager is the number of
other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed within
	each category as of December 31, 2004						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCE CAPITAL MANAGEMENT L.P.

Bruce K. Aronow	8	$2.3 Billion	2	$78.0 Million	24	$1.6 Billion	0	$0	0	$0	1	$201.0 Million

N. Kumar Kirpalani	8	$2.3 Billion	2	$78.0 Million	24	$1.6 Billion	0	$0	0	$0	1	$201.0 Million

Samantha S. Lau	8	$2.3 Billion	2	$78.0 Million	24	$1.6 Billion	0	$0	0	$0	1	$201.0 Million

Mark A. Attalienti	8	$2.3 Billion	2	$78.0 Million	24	$1.6 Billion	0	$0	0	$0	1	$201.0 Million
FRANKLIN ADVISERS, INC.

Edward B. Jamieson	4	$10.3 Billion	3	$213 Million	0	$0	0	$0	0	$0	0	$0

Michael McCarthy	8	$12.4 Billion	5	$1.08 Billion	0	$0	0	$0	0	$0	0	$0
PROVIDENT INVESTMENT COUNSEL, INC.*

Evelyn D. Lapham, CFA	9	$832.0 Million	1	$39.0 Million	13	$654.1 Million	1	$503. 1 Million	0	$0	0	$0

John J. Yoon, CFA	9	$832.0 Million	1	$39.0 Million	13	$654.1 Million	1	$503.1 Million	0	$0	0	$0

James M. Landreth, CFA	9	$832.0 Million	1	$39.0 Million	13	$654.1 Million	1	$503.1 Million	0	$0	0	$0

*	Provident Investment Counsel, Inc. utilizes team management (inclusive of the portfolio managers identified which responsible for the day-to-day management of our accounts in this product.

ALLIANCE CAPITAL MANAGEMENT L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes our clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including Funds (hereinafter “Clients”) and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, we place the interests of our clients first and expect all of our employees to live up to our fiduciary duty.

Employee Personal Trading and the Code of Business Conduct and Ethics.    Alliance has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities also owned by, or bought or sold for clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Alliance has adopted a Code of Business Conduct and Ethics (“Code”) that is designed to detect and prevent such conflicts of interest.

Managing Multiple Accounts for Multiple Clients.    The investment professional or investment professional teams for each Fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities.    In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where Alliance would have an incentive, such a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which Alliance could share in investment gains. As referenced above, Alliance has procedures designed to ensure that information relevant to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

Compensation

Alliance’s compensation program for investment professionals1 is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals

[1]	Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”); (iv) discretionary long-term incentive compensation in the form of option and restricted unit grants (granted prior to 2002) and (v) Contributions under Alliance’s Profit Sharing/401(k) Plan. Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance’s clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.

An investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Among the factors included in this annual assessment of investment professional compensation are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies and contribution to the investment team/discipline’s dialogue. An investment professional’s contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing are also taken into consideration. Furthermore, an investment professional’s seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance’s leadership criteria are relevant to compensation decision-making.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Bruce K. Aronow	X
N. Kumar Kirpalani	X
Samantha S. Lau	X
Mark Attalienti	X

FRANKLIN ADVISERS, INC.

Description of any material conflicts

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Franklin Advisers, Inc. seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in small and mid capitalization securities. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Franklin Templeton Investments seeks to manage such potential conflicts by having adopted procedures, approved by the fund boards, intended to provide a fair allocation of buy and sell opportunities among Funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that a fund’s code of ethics will adequately address such conflicts.

Franklin Templeton Investments has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

Franklin Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton budget guidelines. Each portfolio manager’s compensation consists of the following three elements:

Base salary.    Each portfolio manager is paid a base salary.

Annual bonus.    Each portfolio manager is eligible to receive an annual bonus. Franklin Templeton feels that portfolio managers should have some deferred or equity-based compensation in order to build a vested interest in the company and its shareholders. With this in mind, bonuses generally are split between cash (65%) and restricted shares of Franklin Resources stock (35%). Larger bonus awards are 50% cash and 50% in restricted shares of Franklin Resources stock. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Franklin Advisers and the portfolio manager.

Any bonus under the plan is completely discretionary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•	Investment Performance: The historic investment performance of all accounts managed by the portfolio manager is considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example, a Lipper small cap growth peer group if the fund invests primarily in small cap stocks with a growth strategy) and securities market index (for example, the Russell 2000 Growth Index).

•	Non-Investment Performance: The more qualitative contributions of a portfolio manager to Franklin Advisers’ business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

Additional long term equity-based compensation.    Portfolio managers may be awarded options to purchase common shares of Franklin Resources stock that would permit the portfolio to purchase a set amount of shares at the market price on the date of grant. Some portfolio managers may be granted additional restricted shares of Franklin Resources stock. Awards of such equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Edward B. Jamieson	X
Michael McCarthy	X

PROVIDENT INVESTMENT COUNSEL, INC.

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation

There are four distinct elements to PIC’s compensation system: salary, incentive bonus compensation, point-holder bonus, and long term incentive plan. When factoring in all four elements of compensation, our portfolio managers and analysts have the ability to earn compensation in the upper quartile of the industry.

Team members can earn a very meaningful multiple of salary based on objective evaluation of their contribution to the performance results achieved in our clients’ portfolios. Incentive bonuses are based solely on the investment performance of the client portfolio and each analyst relative to industry peers, on a short term and long term basis. Generally, the performance bonus, if maximized, will be the largest component of compensation for team members. Officers are eligible to receive point-holder status, similar to that of a partnership, which enables them to participate in the sharing of the net profits of the firm. Point-holder status can be reached after consistent periods of outstanding performance, and results in our point-holders moving well up into the first quartile of compensation versus peer competitors.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Evelyn D. Lapham, CFA	X
John J. Yoon, CFA	X
James M. Landreth, CFA	X

AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO (“FUND”)
Portfolio Manager	Presented below for each portfolio manager is the number of
other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed within
	each category as of December 31, 2004						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
AXA ROSENBERG INVESTMENT MANAGEMENT LLC
William E. Ricks	12	$2.6 Billion	4	$454.0 Million	106	$13.0 Billion	0	$0	1	$6.9 Billion	20	$4.5 Billion
TCW INVESTMENT MANAGEMENT COMPANY
Nicholas F. Galluccio	7	$1.8 Billion	10	$1.3 Billion	54	$3.6 Billion	0	$0	1	$8.1 Million	7	$259.8 Million
Susan I. Suvall	7	$1.8 Billion	10	$1.3 Billion	54	$3.6 Billion	0	$0	1	$8.1 Million	7	$259.8 Million
WELLINGTON MANAGEMENT COMPANY, LLP
James N. Mordy	7	$2.02 Billion	3	$64.2 Million	36	$1.6 Billion	0	$0	0	$0	2	$86.4 Million

AXA ROSENBERG INVESTMENT MANAGEMENT LLC

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation

Compensation is paid by AXA Rosenberg Investment Management LLC. The components include base salary, bonus, and deferred compensation, all of which are fixed, and not based on performance of any of the indicated funds.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
William E. Ricks	X

TCW INVESTMENT MANAGEMENT COMPANY

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation

Portfolio managers are generally compensated through a combination of base salary and fee sharing based compensation (“fee sharing”). Fee sharing generally represents most of the portfolio managers’ total compensation and is linked quantitatively to a fixed percentage of fee revenues of accounts in the investment strategy area for which the managers are responsible. Fee sharing applies to all accounts of the Adviser and its affiliates (collectively, “TCW”) and is paid quarterly.

In some cases, the fee sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Funds. The benchmark for the portfolio is the Russell 2500 Value Index. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.

Fee sharing for portfolio managers may be determined on a gross basis, without the deduction of expenses. In other cases, fee sharing revenues are allocated to a pool and fee sharing compensation is paid out after the deduction of group expenses. Fee sharing revenues added to a pool will include those from the products managed by the portfolio manager, but may include those of products managed by other portfolio managers in the group. The fee sharing percentage used to compensate the portfolio managers for management of the Fund is the same as that used to compensate them for all other TCW client accounts they manage. In general, portfolio managers do not receive discretionary bonuses.

Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers’ fee sharing compensation will apply to such performance fees. The fee sharing percentage in the case of performance fees is generally the same as it is for the fee sharing compensation applicable to the Fund; however, in the case of certain alternative investment products managed by a portfolio manager, the fee sharing percentage may be higher.

Portfolio managers also participate in deferred compensation programs, the amount of which is tied to their tenure at TCW and is payable upon the reaching of certain time-based milestones. In addition, certain portfolio managers participate or are eligible to participate in stock option or stock appreciation plans of TCW and/or TCW’s parent, Société Générale. Certain portfolio managers participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio managers. Some portfolio managers are stockholders of the parent company of the Adviser as well.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000
Nicholas Galluccio	X
Susan I. Suvall	X

WELLINGTON MANAGEMENT COMPANY, LLP

Description of any material conflicts

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund’s Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

Wellington Management’s goal is to provide high quality investment services to all of its clients, while meeting our fiduciary obligation to treat all clients fairly. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional’s overall book of business.

Compensation

The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in a Investment Advisory Agreement dated July 9, 2004 between Wellington Management and The Equitable Life Assurance Society of the United States with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management’s compensation of its investment professionals primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) includes a base salary and incentive components. Mr. Mordy is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other portfolio managed by Mr. Mordy. Mr. Mordy’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the Russell 2500 Value Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures to other portfolios managed by Mr. Mordy, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an Investment Professional can, and typically does, represent a significant portion of an Investment Professional’s overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible to participate in a supplemental retirement plan as a partner of the firm. Mr. Mordy is a partner of the firm.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

James N. Mordy	X

AXA PREMIER VIP INTERNATIONAL EQUITY PORTFOLIO (“FUND”)
Portfolio Manager	Presented below for each portfolio manager is the number of
other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed within
	each category as of December 31, 2004						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets

ALLIANCE CAPITAL MANAGEMENT L.P.

Henry S. D’Auria	12	$3.9 Billion	4	$1.6 Billion	3,205	$13.0 Billion	1	$779.0 Million	0	$0	1	$438.0 Million

Sharon Fay	12	$3.9 Billion	4	$1.6 Billion	3,205	$13.0 Billion	1	$779.0 Million	0	$0	1	$438.0 Million

Giulio Martini	12	$3.9 Billion	4	$1.6 Billion	3,205	$13.0 Billion	1	$779.0 Million	0	$0	1	$438.0 Million

Kevin F. Simms	12	$3.9 Billion	4	$1.6 Billion	3,205	$13.0 Billion	1	$779.0 Million	0	$0	1	$438.0 Million

J.P. MORGAN INVESTMENT MANAGEMENT INC.*

James Fisher	9	$5.45 Billion	13	$5.9 Billion	23	$5.35 Billion	1	$94.6 Million	0	$0	0	$0

Howard Williams	2	$5.0 Million	0	$0	4	$1.6 Billion	0	$0	0	$0	0	$0

MARSICO CAPITAL MANAGEMENT, LLC

James G. Gendelman	11	$2.5 Billion	0	$0	2	$144,300	0	$0	0	$0	0	$0

*	Market values are as of 3/18/05.

ALLIANCE CAPITAL MANAGEMENT L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes our clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including Funds (hereinafter “Clients”) and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, we place the interests of our clients first and expect all of our employees to live up to our fiduciary duty.

Employee Personal Trading and the Code of Business Conduct and Ethics.    Alliance has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities also owned by, or bought or sold for clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Alliance has adopted a Code of Business Conduct and Ethics (“Code”) that is designed to detect and prevent such conflicts of interest.

Managing Multiple Accounts for Multiple Clients.    The investment professional or investment professional teams for each Fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities.    In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where Alliance would have an incentive, such a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which Alliance could share in investment gains. As referenced above, Alliance has procedures designed to ensure that information relevant to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

Compensation

Alliance’s compensation program for investment professionals1 is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”); (iv) discretionary long-term incentive compensation in the form of option and restricted unit grants (granted prior to 2002) and (v) Contributions under Alliance’s Profit Sharing/401(k) Plan. Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance’s clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.

An investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Among the factors included in this annual assessment of investment professional compensation are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies and contribution to the investment team/discipline’s dialogue. An investment professional’s contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing are also taken into consideration. Furthermore, an investment professional’s seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance’s leadership criteria are relevant to compensation decision-making.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Henry S. D’Auria	X
Sharon Fay	X
Giulio Martini	X
Kevin F. Simms	X

[1]	Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

Description of any material conflicts

As shown in the above tables, the portfolio managers may manage accounts in addition to the identified registered investment companies (each a “Fund”). The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Adviser’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

The Adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

Compensation

The Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
James Fisher	X
Howard Williams	X

MARSICO CAPITAL MANAGEMENT, LLC

Description of any material conflicts

Portfolio managers at Marsico Capital Management, LLC (“MCM”) typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the AXA Premier International Equity Fund, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM’s policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, MCM has adopted policies and procedures for allocating such transactions across multiple accounts. MCM’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM’s compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Compensation

MCM’s portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Gendelman’s compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM’s overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

Although MCM may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager’s individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM’s Investment Team, contributions to MCM’s overall investment performance, discrete securities analysis, and other factors.

In addition to his salary and bonus, Mr. Gendelman may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

James G. Gendelman	X

AXA PREMIER VIP TECHNOLOGY PORTFOLIO (“FUND”)
Portfolio Manager	Presented below for each portfolio manager is the number of
other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each
	category as of December 31, 2004						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets

FIRSTHAND CAPITAL MANAGEMENT, INC.

Kevin M. Landis	6	$847.0 Million	3	$2.7 Million	5	$466,000	0	$0	3	$2.7 Million	0	$0

RCM CAPITAL MANAGEMENT LLC

Walter Price	7	$1.04 Billion	3	$505.7 Million	2	$13.5 Million	1	$15.7 Million	0	$0	2	$13.5 Million

Huachen Chen	7	$1.04 Billion	3	$505.7 Million	0	$0	0	$0	0	$0	0	$0

WELLINGTON MANAGEMENT COMPANY, LLP

John F. Averill	4	$100.8 Million	29	$458.3 Million	174	$1.1 Billion	0	$0	2	$178.3 Million	18	$311.2 Million

Bruce L. Glazer	6	$77.5 Million	32	$318.5 Million	200	$1.03 Billion	0	$0	2	$66.2 Million	20	$244.5 Million

Anita M. Killian	6	$85.0 Million	30	$209.5 Million	198	$792.6 Million	0	$0	0	$0	20	$214.3 Million

Virkam Murthy	4	$12.4 Million	17	$64.1 Million	75	$215.3 Million	0	$0	0	$0	5	$47.5 Million

Scott E. Simpson	6	$124.6 Million	30	$401.8 Million	194	$1.6 Billion	0	$0	0	$0	19	$435.6 Million

Eric Stromquist	6	127.9 Million	30	$433.6 Million	185	$1.8 Billion	0	$0	2	$2.2 Million	19	$466.8 Million

FIRSTHAND CAPITAL MANAGEMENT, INC.

Description of any material conflicts

Kevin Landis manages portfolios in several different investment styles and vehicles, including mutual funds, hedge funds and separate accounts. He makes investment decisions for each portfolio based on the investment objectives, strategies, and policies of each portfolio, including the Fund’s. As a result, he may purchase securities for one portfolio and not another and may, in fact, purchase a security for one portfolio while appropriately selling the same security for another portfolio. In addition, some of these portfolios have fee structures that are higher than the fees paid by the Fund to Firsthand Capital Management, Inc.

Firsthand’s objective is to provide the same high-quality investment services to all clients, while meeting our fiduciary obligations to treat all clients fairly. Firsthand has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts that may arise from managing multiple accounts for multiple clients. Firsthand monitors a variety of areas, including compliance with the firm’s Code of Ethics, trade and IPO allocation, and compliance with the Fund’s objectives, policies, and procedures.

Compensation

The portfolio manager is paid a competitive salary (fixed) and is granted a bonus based upon his performance during the calendar year relative to his peers, breadth of coverage of stocks in the portfolios (versus that of analysts), assets under his management, and total firm assets. The portfolio manager is also eligible to participate in the firm’s 401(k) Plan.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

Kevin M. Landis	X

RCM CAPITAL MANAGEMENT LLC

Description of any material conflicts

Pallas Investment Partners, L.P. (“Pallas”) is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM. Pallas serves as investment manager to two unregistered investment companies (the “Pallas Hedge Funds”) — Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the “General Partner”). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner.

Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P.

Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the PIMCO RCM Global Technology Fund.

RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM’s affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas’ clients are executed through RCM’s equity trading desk, and trades by Pallas on behalf of Pallas’ clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM’s clients. All trades on behalf of Pallas’ clients that are executed through RCM’s equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) are treated fairly and equitably over time.

The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

Compensation

RCM operates under a merit system with compensation having the following components:

•	Competitive salaries

•	Competitive bonus

•	Profit Sharing Plan and Phantom Equity Plan

RCM’s compensation strategy begins by preparing competitive benchmarks for each professional in the firm. The overwhelming factor affecting compensation for portfolio managers and analysts is a quantitative measurement of overall performance, both individual and team, relative to peers and appropriate benchmarks on both a one and three year basis. In addition, analysts are evaluated on their ability to successfully advocate and influence portfolio manager investment decisions.

In 2003, a new profit sharing plan was implemented at RCM that was consistent with the profit sharing arrangements agreed upon with the other Allianz Global Investors equity and fixed income platforms in the United States. In this arrangement, a significant percentage of operating income remains with the Firm. In turn, these profits are shared with key investment and business management professionals on an annual basis. The Firm has also implemented a Phantom Equity Plan. This Plan is designed to provide a long term incentive program for our current and future contributors to investment and business performance. Participation in this program is determined each year by the Firm’s Management Committee. Allocations vest over a number of years.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Walter Price	X
Huachen Chen	X

WELLINGTON MANAGEMENT COMPANY, LLP

Description of any material conflicts

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund’s Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

Wellington Management’s goal is to provide high quality investment services to all of its clients, while meeting our fiduciary obligation to treat all clients fairly. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional’s overall book of business.

Compensation

The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in a Investment Advisory Agreement dated July 9, 2004 between Wellington Management and AXA Equitable Life Insurance Company with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the period ended December 31, 2004.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of its Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professionals experience and performance in their respective roles. Base salaries for non-partners are reviewed annually and may be adjusted based on the recommendation of the Investment Professional’s business manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries for non-partners. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the Russell 1000 Technology Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded retirement plan as a partner of the firm. Messrs. Simpson, Averill, Stromquist, and Glazer are all partners of the firm.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

John F. Averill	X

Bruce L. Glazer	X

Anita M. Killian	X

Virkam Murthy	X

Scott E. Simpson	X

Eric Stromquist	X

AXA PREMIER VIP HEALTH CARE PORTFOLIO (“FUND”)
Portfolio Manager	Presented below for each portfolio manager is the number
of other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed
	within each category as of December 31, 2004						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
A I M CAPITAL MANAGEMENT, INC.

Kirk L. Anderson	15	$8.3 Billion	0	$0	0	$0	0	$0	0	$0	0	$0

Bryan A. Unterhalter	13	$11.1 Billion	0	$0	0	$0	0	$0	0	$0	0	$0

Michael Yellen	8	$2.5 Billion	0	$0	0	$0	0	$0	0	$0	0	$0
RCM CAPITAL MANAGEMENT LLC

Selena Chaisson	4	$315.4 Million	1	2.7	1	$90.9 Million	0	$0	0	$0	0	$0
WELLINGTON MANAGEMENT COMPANY, LLP

Robert L. Deresiewicz	5	$32.8 Million	7	$8.1 Million	43	$53.0 Million	0	$0	0	$0	1	$10.7 Million

Ann C. Gallo	7	$132.9 Million	23	$227.5 Million	185	$989.3 Million	0	$0	0	$0	19	$204.0 Million

Jean M. Hynes	7	$488.4 Million	23	$491.0 Million	210	$2.6 Billion	0	$0	0	$0	20	$549.4 Million

Kirk J. Mayer	7	$69.1 Million	25	$112.8 Million	200	$496.7 Million	0	$0	0	$0	20	$108.4 Million

Joseph H. Schwartz	5	$167.3 Million	22	$262.0 Million	174	$1.06 Billion	0	$0	0	$0	18	$236.4 Million

AIM CAPITAL MANAGEMENT, INC.

Description of any material conflicts

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts are presented with the following potential conflicts:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, AIM or its affiliates may place separate, non-simultaneous, transactions for a Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•	Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following five elements:

•	Base salary. Each portfolio manager is paid a base salary. In setting the base salary, AIM’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

•	Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

•	Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

•	Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

•	Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

Kirk L. Anderson	X

Bryan A. Anterhalter	X

Michael Yellen	X

RCM CAPITAL MANAGEMENT LLC

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation

RCM operates under a merit system with compensation having the following components:

•	Competitive salaries

•	Competitive bonus

•	Profit Sharing Plan and Phantom Equity Plan

RCM’s compensation strategy begins by preparing competitive benchmarks for each professional in the firm. The overwhelming factor affecting compensation for portfolio managers and analysts is a quantitative measurement of overall performance, both individual and team, relative to peers and appropriate benchmarks on both a one and three year basis. In addition, analysts are evaluated on their ability to successfully advocate and influence portfolio manager investment decisions.

In 2003, a new profit sharing plan was implemented at RCM that was consistent with the profit sharing arrangements agreed upon with the other Allianz Global Investors equity and fixed income platforms in the United States. In this arrangement, a significant percentage of operating income remains with the Firm. In turn, these profits are shared with key investment and business management professionals on an annual basis. The Firm has also implemented a Phantom Equity Plan. This Plan is designed to provide a long term incentive program for our current and future contributors to investment and business performance. Participation in this program is determined each year by the Firm’s Management Committee. Allocations vest over a number of years.

We only manage mutual funds and separate accounts, so our answer only applies to those types of accounts. In calculating a PM’s compensation the assets that he/she manages are weighted to ensure that no client is disproportionately represented.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

Selena A. Chaisson	X

WELLINGTON MANAGEMENT COMPANY, LLP

Description of any material conflicts

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund’s Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

Wellington Management’s goal is to provide high quality investment services to all of its clients, while meeting our fiduciary obligation to treat all clients fairly. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional’s overall book of business.

Compensation

The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in a Investment Advisory Agreement dated July 9, 2004 between Wellington Management and AXA Equitable Life Insurance Company with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the period ended December 31, 2004.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of its Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professionals experience and performance in their respective roles. Base salaries for non-partners are reviewed annually and may be adjusted based on the recommendation of the Investment Professional’s business manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries for non-partners. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the Russell 1000 Healthcare Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded retirement plan as a partner of the firm. Ms. Gallo, Ms. Hynes and Mr. Schwartz are all partners of the firm.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

Robert L Deresiewicz	X

Ann C. Gallo	X

Jean M. Hynes	X

Kirk J. Mayer	X

Joseph H. Schwartz	X

AXA PREMIER VIP CORE BOND PORTFOLIO (“FUND”)
Portfolio Manager	Presented below for each portfolio manager is the number
of other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed within
	each category as of December 31, 2004						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accts.	Total Assets ($m)	# of Accts.	Total Assets ($m)	# of Accts.	Total Assets ($m)	# of Accts.	Total Assets ($m)	# of Accts.	Total Assets ($m)	# of Accts.	Total Assets ($m)
BLACKROCK ADVISORS, INC.

Scott M. Amero	35	$17.2 Billion	42	$11.5 Billion	384	$96.3 Billion	0	$0	3	$2.6 Billion	20	$5.9 Billion

Keith T. Anderson	30	$15.0 Billion	35	$10.3 Billion	366	$90.7 Billion	0	$0	3	$2.6 Billion	20	$5.9 Billion
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Paul A. McCulley	10	$9,942.70	16	$1,823.05	36	$5,973.91	0	$0	0	$0	4	$2,299.60

BLACKROCK ADVISORS, INC.

Description of any material conflicts

BlackRock Advisors has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock Advisors has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock Advisors furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock Advisors may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Portfolio. In addition, BlackRock Advisors, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock Advisors recommends to the Portfolio. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock Advisors, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock Advisors may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock Advisors’ (or its affiliates’) officers, directors, or employees are directors or officers, or companies as to which BlackRock Advisors or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock Advisors includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

Circumstances may arise under which BlackRock Advisors determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock Advisors will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Portfolio, BlackRock Advisors may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Portfolio with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. Finally, Messrs. Amero and Anderson manage certain accounts (including hedge funds) that are subject to a performance fee.

Compensation

BlackRock Advisors’ financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary compensation.    In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock common stock. Messrs. Amero and Anderson have received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior managers, including certain of the portfolio managers, is mandatorily deferred in a similar manner for a number of years.

Options and Restricted Stock Awards — While incentive stock options are not presently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Amero and Anderson have been granted stock options in prior years, and Messrs. Amero and Anderson participate in BlackRock’s restricted stock program.

Incentive Savings Plans — The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock’s common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee’s contribution of up to 6% of the employee’s salary. The company match is made using BlackRock common stock. The firm’s 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each of the portfolio managers is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts are measured. For Messrs. Anderson and Amero, the relevant benchmark is a combination of market benchmarks (e.g. the Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index and others) and client specific benchmarks (in this case, the Lehman Brothers Aggregate Index). In addition, some of the annual incentive compensation of Mr. Anderson and Mr. Amero may include a portion of the performance fees paid by certain accounts and funds that they manage.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock’s Management Committee determines all compensation matters for portfolio managers. BlackRock’s basic compensation structure has been in place since its inception.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

Scott M. Amero	X

Keith T. Anderson	X

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Description of any material conflicts

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.    A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.    A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees.    A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus.    Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses.    Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan.    Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation.    In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

Paul A. McCulley	X

AXA PREMIER VIP AGGRESSIVE EQUITY PORTFOLIO (“FUND”)
Portfolio Manager	Presented below for each portfolio manager is the
number of other accounts of the Adviser managed by the
portfolio manager and the total assets in the accounts
	managed within each category as of December 31, 2004						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets

ALLIANCE CAPITAL MANAGEMENT L.P.

Catherine Wood	5	$6.1 Million	21	$7.6 Million	47	$757.0 Million	0	$0	0	$0	0	$0

MARSICO CAPITAL MANAGEMENT, LLC

Thomas F. Marsico	29	$21.3 Billion	11	$1.0 Billion	167	$16.9 Billion	0	$0	0	$0	0	$0

MFS INVESTMENT MANAGEMENT

David Sette-Ducati	14	$11.6 Billion	0	$0	6	$119.3 Million	0	$0	0	$0	0	$0

Eric B. Fishman	13	$11.3 Billion	0	$0	1	$35.1 Million	0	$0	0	$0	0	$0

PROVIDENT INVESTMENT COUNSEL, INC.

Derek S. Derman, CFA	3	$775.0 Million	0	$0	0	$0	0	$0	0	$0	0	$0

Donald E. Evenson, CFA	3	$775.0 Million	0	$0	0	$0	0	$0	0	$0	0	$0

Susan J. Perkins, CFA	3	$775.0 Million	0	$0	0	$0	0	$0	0	$0	0	$0

ALLIANCE CAPITAL MANAGEMENT L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes our clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including Funds (hereinafter “Clients”) and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, we place the interests of our clients first and expect all of our employees to live up to our fiduciary duty.

Employee Personal Trading and the Code of Business Conduct and Ethics.    Alliance has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities also owned by, or bought or sold for clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Alliance has adopted a Code of Business Conduct and Ethics (“Code”) that is designed to detect and prevent such conflicts of interest.

Managing Multiple Accounts for Multiple Clients.    The investment professional or investment professional teams for each Fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities.    In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where Alliance would have an incentive, such a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which Alliance could share in investment gains. As referenced above, Alliance has procedures designed to ensure that information relevant to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

Compensation

Alliance’s compensation program for investment professionals1 is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”); (iv) discretionary long-term incentive compensation in the form of option and restricted unit grants (granted prior to 2002) and (v) Contributions under Alliance’s Profit Sharing/401(k) Plan. Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance’s clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.

An investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed

[1]	Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Among the factors included in this annual assessment of investment professional compensation are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies and contribution to the investment team/discipline’s dialogue. An investment professional’s contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing are also taken into consideration. Furthermore, an investment professional’s seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance’s leadership criteria are relevant to compensation decision-making.

Ownership of Securities

Portfolio Manager	None	$1- 10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Catherine Wood	X

MARSICO CAPITAL MANAGEMENT, LLC

Description of any material conflicts

Portfolio managers at Marsico Capital Management, LLC (“MCM”) typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the AXA Premier International Equity Fund, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM’s policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, MCM has adopted policies and procedures for allocating such transactions across multiple accounts. MCM’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM’s compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Compensation

MCM’s portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Gendelman’s compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM’s overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

Although MCM may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager’s individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM’s Investment Team, contributions to MCM’s overall investment performance, discrete securities analysis, and other factors.

In addition to his salary and bonus, Mr. Gendelman may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Thomas F. Marsico	X

MFS INVESTMENT MANAGEMENT

Description of any material conflicts

MFS seek to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Fund’s portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund — for instance, those that pay a higher advisory fee and/or have a performance fee.

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus — Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors.

•	The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

•	The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

David Sette-Ducati	X

Eric B Fishman	X

PROVIDENT INVESTMENT COUNSEL, INC.

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation

There are four distinct elements to PIC’s compensation system: salary, incentive bonus compensation, point-holder bonus, and long term incentive plan. When factoring in all four elements of compensation, our portfolio managers and analysts have the ability to earn compensation in the upper quartile of the industry.

Team members can earn a very meaningful multiple of salary based on objective evaluation of their contribution to the performance results achieved in our clients’ portfolios. Incentive bonuses are based solely on the investment performance of the client portfolio and each analyst relative to industry peers, on a short term and long term basis. Generally, the performance bonus, if maximized, will be the largest component of compensation for team members.

Officers are eligible to receive point-holder status, similar to that of a partnership, which enables them to participate in the sharing of the net profits of the firm. Point-holder status can be reached after consistent periods of outstanding performance, and results in our point-holders moving well up into the first quartile of compensation versus peer competitors.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000

Derek S. Derman CFA	X

Donald E. Evenson, CFA	X

Susan J. Perkins, CFA	X

AXA PREMIER VIP HIGH YIELD PORTFOLIO (“FUND”)
Portfolio Manager	Presented below for each portfolio manager is the
number of other accounts of the Adviser managed by the
portfolio manager and the total assets in the accounts
	managed within each category as of December 31, 2004						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCE CAPITAL MANAGEMENT L.P.

Sheryl Rothman	2	$1.07 Billion	1	$219.0 Million	5	$502.0 Million	0	$0	0	$0	0	$0
PACIFIC INVESTMENT MANAGEMENT COMPANY, LLC

Raymond G. Kennedy	8	$13,440	7	$3,909.96	20	$3,554.00	0	$0	0	$0	0	$0

ALLIANCE CAPITAL MANAGEMENT L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes our clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including Funds (hereinafter “Clients”) and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, we place the interests of our clients first and expect all of our employees to live up to our fiduciary duty.

Employee Personal Trading and the Code of Business Conduct and Ethics.    Alliance has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities also owned by, or bought or sold for clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Alliance has adopted a Code of Business Conduct and Ethics (“Code”) that is designed to detect and prevent such conflicts of interest.

Managing Multiple Accounts for Multiple Clients.    The investment professional or investment professional teams for each Fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities.    In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where Alliance would have an incentive, such a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which Alliance could share in investment gains. As referenced above, Alliance has procedures designed to ensure that information relevant to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

Compensation

Alliance’s compensation program for investment professionals1 is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”); (iv) discretionary long-term incentive compensation in the form of option and restricted unit grants (granted prior to 2002) and (v) Contributions under Alliance’s Profit Sharing/401(k) Plan. Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance’s clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.

An investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Among the factors included in this annual assessment of investment professional compensation are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies and contribution to the investment team/discipline’s dialogue. An investment professional’s contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing are also taken into consideration. Furthermore, an investment professional’s seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance’s leadership criteria are relevant to compensation decision-making.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Sheryl Rothman	X

[1]	Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Description of any material conflicts

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.    A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.    A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees.    A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus.    Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses.    Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan.    Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation.    In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase

Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

Raymond G. Kennedy	X

APPENDIX C

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for Proxy Voting

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. (“Alliance Capital”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital’s growth and value investment groups investing on behalf of clients in both US and non-US securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

Changes in Legal and Capital Structure: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients’ best interests. Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital’s voting instructions. Although it is Alliance Capital’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

RCM CAPITAL MANAGEMENT LLC

DESCRIPTION OF PROXY VOTING POLICY

RCM Capital Management LLC (“RCM”) typically votes proxies as part of its discretionary authority to manage accounts, unless our client has explicitly reserved the authority for itself. In cases where we have voting authority, we intend to vote such proxies in a manner consistent with the best interest of our clients. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

RCM has adopted written Proxy Voting Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that we are voting in the best interest of our clients. A Proxy Committee, consisting of investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. The Proxy Guidelines summarize our position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how we will vote shares on such issues. The Proxy Guidelines do not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that the Proxy Guidelines do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. In situations where the Proxy Guidelines do not give clear guidance on an issue, our Proxy Specialist will, at his or her discretion, consult our Analyst or Portfolio Manager and/or the Proxy Committee. In the event that one of our analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, RCM may review various criteria associated with voting proxies and evaluate the expected benefit to our clients when making an overall determination on how or whether to vote a proxy. In addition, we may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on our ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

RCM retains an independent third-party voting service to assist us in the proxy voting process. The services provided offer a variety of proxy-related services to assist in our handling of proxy voting responsibilities. Such services include, among other things, analysis and voting recommendations and assistance in the administrative process.

Conflicts of Interest

RCM may have conflicts of interest that can affect how we vote our clients’ proxies. For example, RCM or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. In the example, failure to vote in favor of management may harm our or our affiliate’s relationship with the company. Given the value of the relationship to us or our affiliate a material conflict of interest may exist in this example even in the absence of efforts by management to persuade us how to vote. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which we vote our clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out our obligation to vote proxies, the Proxy Committee is responsible for addressing how RCM resolves such material conflicts of interest with our clients.

TCW INVESTMENT MANAGEMENT COMPANY

SUMMARY OF PROXY VOTING GUIDELINES AND PROCEDURES

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. In connection with these investment advisory duties, TCW exercises voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted proxy voting guidelines (the “Guidelines”) and procedures. The Proxy Committee meets at least once a year to review the Guidelines and other proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, legal and marketing departments. TCW also uses an outside proxy voting service (the “Outside Service”) to help manage the proxy voting process. The Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.

The Guidelines

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and specify whether TCW will vote for or against a particular type of proposal. In many cases, proxy voting issues will be decided on a case-by-case basis. When issues are to be decided on a case-by-case basis, TCW’s philosophy is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how best to further client interests and goals. Therefore, when the Guidelines determine that a proposal should be decided on a case-by-case basis, these decisions are typically referred to the portfolio managers, who exercise their best judgment to vote proxies in a manner that will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

The Guidelines and proxy voting procedures are summarized below. Upon request, TCW provides proxy voting records to its clients. These records, which are compiled by the Outside Service, state how votes were cast on behalf of client accounts and show, among other things, whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. The following summary is organized by broad categories of decisions commonly presented to shareholders in the proxy voting process. Within each category, decisions are organized as to whether, according to the Guidelines, TCW votes in favor, votes against, or decides on a case-by-case basis. While the Guidelines provide a basis for making proxy voting decisions, TCW may determine to deviate from the Guidelines on a case-by-case basis in its discretion consistent with its obligations to clients.

Corporate Governance

TCW Votes in Favor of:

•	Proposals asking that the audit, compensation, and nominating committees be composed exclusively of independent directors

•	Proposals to repeal classified boards and elect all directors annually

•	Proposals to restore shareholder ability to remove directors with or without cause

•	Proposals that permit shareholders to elect directors to fill board vacancies

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Proposals to allow or make easier shareholder action by written consent

•	Proposals that seek to fix the size of the board

•	Proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments

•	Proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations

•	Proposals that request companies to adopt confidential voting

TCW Votes Against:

•	Directors who, in the determination of TCW or the Outside Service, have compiled an insufficient attendance record at board and committee meetings during the preceding 12 months, are inside directors who sit on the audit, compensation, or nominating committees, are inside directors where the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees, or take or fail to take certain other actions where the result is deemed adverse to shareholder interests

•	Shareholder proposals requiring directors to own a minimum amount of company stock, limiting the tenure of outside directors, or imposing a mandatory retirement age for outside directors

•	Proposals to eliminate entirely directors’ and officers’ liability for violating the duty of care

•	Indemnification proposals that expand coverage beyond what is customary

•	Proposals to classify boards of directors

•	Proposals that provide that directors may be removed only for cause

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies

•	Proposals to eliminate cumulative voting

•	Proposals to restrict or prohibit shareholder ability to call special meetings

•	Proposals to restrict or prohibit shareholder ability to take action by written consent

•	Proposals that give management the ability to alter the size of the board without shareholder approval

•	Management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments

•	Management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations

TCW Decides on a Case-by-Case Basis:

•	Votes on director nominees (other than when a vote is withheld as described above)

•	Shareholder proposals requiring that the positions of chairman and chief executive officer be held separately

•	Shareholder proposals asking that a majority of directors be independent

•	Proposals on director and officer indemnification and liability protection (other than when a vote is withheld as described above)

•	Bundled or conditioned proxy proposals

•	Proposals to establish a shareholder advisory committee

Proxy Contests and Tender Offers

TCW Votes in Favor of:

•	Reimbursing proxy solicitation expenses in cases where one of the Outside Services recommends in favor of the dissidents

•	Shareholder proposals that ask a company to submit poison pills for shareholder ratification

•	Proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments

•	Shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes

•	Shareholder proposals that would allow significant company shareholders equal access to management’s proxy material

TCW Votes Against:

•	Fair price provisions with shareholder vote requirements greater than a majority of disinterested shares

•	Dual-class exchange offers or recapitalizations

TCW Decides on a Case-by-Case Basis:

•	Votes in contested elections of directors

•	Proposals to reimburse proxy solicitation expenses (other than when voting for such a proposal as described above)

•	Proposals to restore or permit cumulative voting

•	Shareholder proposals to redeem a company’s poison pill

•	Management proposals to ratify a poison pill

•	Proposals to adopt fair price provisions (other than when a vote is withheld as described above)

•	Restructuring plans that involve the payment of pale greenmail

Capital Structure

TCW Votes in Favor of:

•	Management proposals to increase common share authorization for a stock split

•	Management proposals to implement a reverse stock split when the number of shares will be proportionally reduced to avoid delisting

•	Proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense

•	Proposals to authorize preferred stock when the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

•	Shareholder proposals to have blank check preferred stock placements submitted for shareholder ratification

•	Management proposals to reduce the par value of common stock

•	Management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms

TCW Votes Against:

•	Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures

•	Proposals authorizing new classes of blank check preferred stock

TCW Decides on a Case-by-Case Basis:

•	Proposals to increase the number of shares of common stock authorized for issue

•	Proposals to implement reverse stock splits that do not proportionately reduce the number of shares authorized for issue

•	Proposals to increase the number of blank check preferred shares

•	Shareholder proposals that seek preemptive rights

•	Proposals to increase common or preferred shares and to issue shares as part of a debt restructuring plan

•	Proposals to create tracking stock

Executive and Director Compensation

TCW Votes in Favor of:

•	Shareholder proposals that seek additional disclosure of executive and director pay information

•	Shareholder proposals to have golden and tin parachutes submitted for shareholder ratification

•	Proposals that request shareholder approval in order to implement ESOPs or to increase authorized shares for existing ESOPs

•	Proposals to implement 401(k) savings plans for employees

TCW Decides on a Case-by-Case Basis:

•	Votes with respect to compensation plans

•	Management proposals seeking approval to reprice options

•	Votes on stock-based plans for directors

•	Votes on employee stock purchase plans

•	Shareholder proposals that seek to limit executive and director pay

•	Proposals to ratify or cancel golden or tin parachutes

Miscellaneous Issues

TCW Votes in Favor of:

•	Proposals to change a corporate name

•	Proposals seeking improved disclosure in a variety of areas of social concern; e.g., certain environmental and labor issues

TCW Votes Against:

•	Proposals regarding charitable contributions

•	Most shareholder proposals requiring corporate action on matters of social controversy

TCW Decides on a Case-by-Case Basis:

•	Proposals to ratify auditors, considering such factors as the length of time the company has retained the auditor and the amount of non-audit fees the company has paid the auditor during the preceding year

Conflict Resolution

It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict does arise, the primary means by which TCW avoids a conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined under the Guidelines to be cast either in favor or against, then TCW will follow the Guidelines and vote accordingly. On the other hand, if a potential conflict of interest arises and the Guidelines are either silent on the matter or provide that such vote should be decided on a case-by-case basis, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Committee will determine whether such relationship is material to TCW. In making this determination, a conflict of interest will usually not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW’s total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to its Outside Service for its independent consideration as to how the vote should be cast.

Second, in recognition of the significance of TCW’s philosophy of referring discretionary votes to its portfolio managers, TCW’s Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxy votes from TCW clients, on the other hand. If a manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and, as a group, the Proxy Committee will consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. To obtain proxy voting records, a client should contact TCW’s Proxy Voting Manager. TCW clients will also soon be able to access TCW’s proxy voting record on the TCW website.

TCW or the Outside Service will keep records of the following items: (i) TCW’s Guidelines and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by the Outside Service, the Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or the Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or the Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or the Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes the Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Also, proxy votes against management rarely succeed. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies. In addition, TCW attempts to implement, to the extent appropriate, uniform voting procedures across countries.

JANUS CAPITAL MANAGEMENT LLC

Janus seeks to vote proxies in the best interests of if its clients. For any mutual fund advised or subadvised by Janus and for which Janus has proxy voting authority, Janus will vote all proxies pursuant to the Janus Proxy Voting Guidelines (the “Janus Guidelines”). With respect to Janus’ non-mutual fund clients, Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from its non-mutual fund clients to vote proxies for a client’s account pursuant to 1) Janus’ Proxy Voting Guidelines (the “Janus Guidelines”) 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

PROXY VOTING PROCEDURES

Janus developed the Janus Guidelines to influence how Janus portfolio managers vote proxies on securities held by the portfolios Janus manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the “Proxy Voting Committee”) in consultation with Janus portfolio managers and Janus Capital’s Office of the Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders’ interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus’ portfolio managers and Janus Capital’s Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines.

The role of the Proxy Voting Committee is to work with Janus portfolio management and Janus Capital’s Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee’s oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflicts exist. If the Proxy Voting Committee does not agree that the portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues. Currently, the Proxy Voting Service is Institutional Shareholder Services (ISS), an industry expert in proxy voting issues and corporate governance matters. While Janus attempts to apply the Janus Guidelines to proxy proposals, Janus reserves the right to use ISS’ in-depth analysis on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. ISS is instructed to vote all proxies relating to portfolio securities in accordance with the Janus Guidelines, except as otherwise instructed by Janus.

Each Janus fund’s proxy voting record for the one-year period ending each June 30th is provided through Janus Capital’s website. The proxy voting record for any mutual funds which are subadvised by Janus may be obtained from that fund’s adviser. The proxy voting record for non-mutual fund clients is available on an annual basis and only upon request from a client’s account representative. Copies of the complete Janus Guidelines and Procedures are also available upon request from a client’s account representative and as otherwise displayed on Janus Capital’s website (Janus.com).

PROXY VOTING POLICY SUMMARY

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

Board of Directors Issues

Janus will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus will generally vote in favor of proposals to increase the minimum number of independent directors. Janus will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

Auditor Issues

Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

Executive Compensation Issues

Janus reviews executive compensation plans on a case by case basis using research provided by the Proxy Voting Service Provider. Janus will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus will also generally oppose proposals regarding the repricing of underwater options.

General Corporate Issues

Janus will generally oppose proposals regarding supermajority voting rights. Janus will generally oppose proposals for different classes of stock with different voting rights. Janus will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.

Shareholder Proposals

If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus will generally vote pursuant to that Janus Guideline. Janus will generally abstain from voting on shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus will solicit additional research from its proxy voting service provider for proposals outside the scope of the Janus Guidelines.

THORNBURG INVESTMENT MANAGEMENT, INC.

Thornburg Investment Management, through a third-party voting service, votes shares owned by clients according to the proxy voting guidelines provided by the third-party voting service. Currently, Thornburg Investment Management contracts with Institutional Shareholder Services (ISS) to act as the third-party voting service.

The proxy voting procedures are as follows:

•	Custodians, distribution agents and any other parties that would traditionally send proxy materials to Thornburg Investment Management are instructed to forward all proxy materials to ISS for review.

•	After an analysis of the topics, ISS then forwards their recommendations to Thornburg Investment Management for review.

•	Once Thornburg Investment Management has reviewed the recommendations provided by ISS a determination will be made to either override the recommendation or agree to vote as advised.

•	Generally Thornburg Investment Management will vote with the recommendation made by ISS. Exceptions may exist when the vote concerns issues that are unique or non-routine.

•	Thornburg Investment Management will abstain from voting on all social issues.

Resolution of Conflicts of Interest

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in a uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service previously engaged by the Manager. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Client (or in the case of any registered investment company managed by the Manager which is a Client, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation. In all cases where such a vote is referred to the Client, the Manager shall disclose the Conflict of Interest to the Client.

INSTITUTIONAL CAPITAL CORPORATION

PROXY VOTING POLICIES AND PROCEDURES

Institutional Capital Corporation (the “Adviser”) exercises voting authority with respect to securities held by our private account clients who delegate authority for proxy voting to us and the ICAP Funds, Inc (the “Fund”). Our fiduciary duties require us to monitor corporate events and to vote the proxies in a manner consistent with the best interest of our clients and Fund shareholders.

I.    Supervision of policy

The Proxy Committee is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The analyst who follows the company is responsible for monitoring corporate actions, analyzing proxy proposals, making voting decisions, and ensuring that proxies are submitted in a timely fashion. We have retained Institutional Shareholder Services to provide objective analysis and recommendations to assist the analyst and Proxy Committee in their evaluation of each proxy proposal.

II.    Disclosure to clients

We will disclose to clients and to the Board of Directors of the Fund how they can obtain information from us on how client and Fund portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and to the Board of Directors of the Fund, and, upon request, will provide them with a copy of the same.

III.    Recordkeeping

We will maintain the following records with respect to proxy voting:

•	a copy of our proxy voting policies and procedures;

•	a copy of all proxy statements received (the Adviser may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a client (the Adviser may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by the Adviser that was material to making a voting decision or that memorializes the basis for that decision; and

•	a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

IV.    Proxy voting guidelines

The proxy voting guidelines summarize our position on various issues of concern to clients and Fund shareholders and give a general indication as to how we will vote shares on each issue. However, this list is not exhaustive and does not include all potential voting issues and for that reason, there may be instances where we may not vote the client’s shares in strict accordance with these guidelines. Alternatively, clients may give us their own written proxy voting guidelines to which we will endeavor to adhere for their account.

V.    Conflicts of interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a portion of a pension plan of a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on our part;

2.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service; or

3.	Disclose the conflict to the client or, with respect to the Fund, the Fund’s Board of Directors (or its delegate) and obtain the client’s or Board’s direction to vote the proxies.

MFS INVESTMENT MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures (“Proxy Voting Policies”) with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”).

A.    VOTING GUIDELINES

General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that—guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS receives comments on the proxy voting guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and the guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

The Proxy Voting Policies are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

B.    ADMINISTRATIVE PROCEDURES

1.     MFS Proxy Review Group

The administration of the Proxy Voting Policies is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS’ Proxy Consultant. The MFS Proxy Review Group:

a.	Reviews the Proxy Voting Policies at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override the proxy voting guidelines and (ii) votes not clearly governed by the guidelines; and

c.	Considers special proxy issues as they may arise from time to time.

The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

2.    Potential Conflicts of Interest

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

In cases where proxies are voted in accordance with the Proxy Voting Policies and the proxy voting guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding the Proxy Voting Policies and the proxy voting guidelines, or (ii) matters presented for vote are not clearly governed by the Proxy Voting Policies and the proxy voting guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests.

The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

3.    Gathering Proxies

Nearly all proxies received by MFS originate at Automatic Data Processing Corp. (“ADP”). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. Each client’s custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS’ Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator’s system and forwarded for review.

4.    Analyzing Proxies

After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)1 are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.2

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies referred to above and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS’ substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in the Proxy Voting Policies.

5.    Voting Proxies

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator’s system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

[1]	Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.
[2]	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

C.    MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.    RECORDS RETENTION

MFS will retain copies of the Proxy Voting Policies in effect from time to time. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, the dates when proxies were received and returned, and the votes on each company’s proxy issues, are retained for six years.

E.    REPORTS

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

PROVIDENT INVESTMENT COUNSEL, INC.

PROXY VOTING POLICY AND PROCEDURE SUMMARY

Provident Investment Counsel (PIC) has recently adopted formal proxy voting policies and procedures as required by new SEC Rule 206(4)-2 under the Investment Advisers Act of 1940. We believe these new policies and procedures will ensure that PIC will vote proxies, on behalf of clients that have authorized us to do so, in the best interest of those clients in accordance with our fiduciary duties to them.

PIC has retained Institutional Shareholder Services (ISS), a widely respected third-party proxy-voting vendor, to oversee our proxy voting process. ISS will determine what proxies are outstanding with respect to shares held in our clients’ portfolios and what issues are to be voted on, and will help us ensure that proxies are voted in a timely manner.

PIC has adopted substantive voting guidelines covering a variety of the types of issues on which shareholders are often asked to vote. These guidelines will be used to vote the shares held in our clients’ portfolios, unless clients have directed us otherwise or our portfolio analysts believe the guidelines should not be followed in particular situations. The guidelines are governed by our primary duty to safeguard and promote the interests of our clients. In keeping with this duty, our general policy is to vote in favor of those proposals which advance the sustainable economic value of the companies our clients own. In the event of a conflict of interest between PIC and our clients, proxies will be voted as specified in our guidelines unless the guidelines involve substantial discretion by our portfolio analysts, in which case they will be voted as recommended by ISS.

Please notify your client service manager or account representative if you wish to receive a copy of our complete Proxy Voting Procedures and Guidelines or obtain information on how PIC voted your securities.

FRANKLIN ADVISERS, INC.

PROXY VOTING POLICIES & PROCEDURES

Franklin Advisers, Inc. (hereinafter “Adviser”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser’s instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS’ analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS or any other third party to be determinative of Adviser’s ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively “Advisory Clients”). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS analyses, recommendations and any other available information. Adviser’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS analysis, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser’s research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser’s organization, including portfolio management, legal counsel and Adviser’s officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as “Other Business” when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports Adviser’s voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser’s complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser’s complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

AXA ROSENBERG INVESTMENT MANAGEMENT LLC

PROXY VOTING PROCEDURES AND POLICIES

Statement of Proxy Voting

Proxy voting is an important right of the shareholders. Consequently, it is AXA Rosenberg Investment Management LLC’s and its advisory affiliates’ (collectively, “AXA Rosenberg”) policy to vote proxy proposals on behalf of its clients in a manner which is reasonably anticipated to further the best economic interests of those clients and consistent with enhancing shareholder value.

The client relationships in which AXA Rosenberg will vote the proxies include:

•	Employee benefit plans and other clients subject to ERISA;

•	Institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to AXA Rosenberg;

•	Registered investment companies advised or sub-advised by AXA Rosenberg; and

•	Limited partnerships and other commingled funds advised by AXA Rosenberg.

AXA Rosenberg will also accommodate clients who delegate proxy voting responsibility to AXA Rosenberg, but who wish to retain the right to exercise proxy voting rights associated with their portfolio on specific proxy issues.

For those advisory clients who have not delegated or who have expressly retained proxy-voting responsibility, AXA Rosenberg has no authority and will not vote any proxies for those client portfolios.

Proxy Voting Procedures

AXA Rosenberg has retained third party service providers (the “Service Providers”) to assist AXA Rosenberg in coordinating and voting proxies with respect to client securities. Once it is deemed that AXA Rosenberg will vote proxies on behalf of a client, AXA Rosenberg notifies Service Providers of this delegation, thereby enabling Service Providers to automatically receive proxy information. AXA Rosenberg monitors Service Providers to assure that the proxies are being properly voted and appropriate records are being retained.

Service Providers will:

1.	Keep a record of each proxy received;

2.	Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates;

3.	Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

4.	AXA Rosenberg will identify conflicts that exist between the interests of AXA Rosenberg and its clients.

AXA Rosenberg will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the Service Providers). However, AXA Rosenberg will accept direction from a client to vote proxies for that client’s account.

Conflicts of Interest

AXA Rosenberg realizes that situations may occur whereby an actual or apparent conflict of interest could arise. For example, AXA Rosenberg may manage a portion of assets of a pension plan of a company whose management is soliciting proxies. We believe our duty is to vote proxies in the best interests of our clients. Therefore, in situations where there is a conflict of interest, we will instruct the Service Providers to vote proxies in our clients’ best interests.

Proxies of Certain Non-US Issuers

Proxy voting procedures in certain countries can be complicated, expensive, and impede AXA Rosenberg’s ability to vote proxies for our clients. For example, countries that require “share blocking,” require manual voting, require providing local agents with power of attorney to facilitate voting instructions, etc. Accordingly, if we determine that in certain situations the responsibility/cost of voting exceeds the expected benefit to the client, we may abstain from voting those shares.

Disclosure

AXA Rosenberg will include a copy of these policies and procedures in its Form ADV Part II. Additionally, upon request, on an annual basis, AXA Rosenberg will provide its clients with the proxy voting record for that client’s account.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

Voting Policy

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”), may be granted by their clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMAM has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues. The JPMorgan Funds, with the exception of JPMorgan Value Opportunities Fund, JPMorgan Multi-Manager Small Cap Growth Fund and the portion of the JPMorgan Multi-Manager Small Cap Value Fund not sub-advised by JPMIM, Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, and Undiscovered Managers Small Cap Growth Fund, have granted JPMAM the authority to vote proxies for the Funds in accordance with these Procedures and Guidelines.* The JPMorgan Value Opportunities Fund votes proxies in accordance with its own voting policies. The JPMorgan Multi-Manager Small Cap Growth Fund and the portion of the JPMorgan Multi-Manager Small Cap Value Fund that is not sub-advised by JPMIM, vote proxies in accordance with the voting policies of their subadvisers. The Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund and Undiscovered Managers Small Cap Growth Fund vote proxies in accordance with the voting policies of their subadvisers.

JPMAM currently has separate guidelines for each of the following regions: (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, each JPMAM advisory entity has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMAM entity. The procedures permit an independent proxy voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.

A copy of the JPMAM Global Proxy Voting Procedures and Guidelines, the JPMorgan Value Opportunities Fund Proxy Voting Procedures and Policy, and the policies of the subadvisers to the JPMorgan Multi-Manager Small Cap Growth Fund, the JPMorgan Multi-Manager Small Cap Value Fund, Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, and Undiscovered Managers Small Cap Growth Fund are available upon request by contacting our Service Center at 1-800-480-4111.

*	The JPMorgan Multi-Manager Funds are only available through JPMorgan Private Bank.

Exhibit A

JPMorgan High Yield Partners LLC

JPMorgan Investment Advisors Inc.

Bank One Trust Company, NA

JPMorgan Chase Bank , NA

J.P. Morgan Fleming Asset Management (London) Limited

J.P. Morgan Fleming Asset Management (UK) Limited

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Limited

JF Asset Management Limited

JF Asset Management (Singapore) Limited

JF International Management Inc.

Security Capital Research & Management Incorporated

MARSICO CAPITAL MANAGEMENT, LLC

SUMMARY OF PROXY VOTING POLICY

It is the policy of Marsico Capital Management, LLC (“MCM”) to vote all proxies over which it has voting authority in the best interest of MCM’s clients, as summarized here.

•	Under MCM’s investment discipline, one of the qualities MCM usually seeks in companies it invests in for client portfolios is good management. Because MCM has some confidence that the managements of most portfolio companies it invests in for clients seek to serve shareholders’ best interests, we believe that voting proxies in our clients’ best economic interest ordinarily means voting with these managements’ recommendations.

•	Although MCM ordinarily will vote proxies with management recommendations, MCM’s analysts generally review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, MCM might decide to vote a proxy against a management recommendation. MCM may notify affected clients of such a decision if it is reasonably feasible to do so.

•	MCM generally will abstain from voting, or take no action on, proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting with management may not be in the best economic interest of clients, or as an alternative to voting with management. MCM will not notify clients of these routine abstentions or decisions not to take action.

•	In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict, and give notice to clients if it is reasonably feasible to do so.

•	MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM’s proxy voting policy and information about the voting of a client’s proxies are available to the client on request.

FIRSTHAND CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICIES SUMMARY

As a registered investment adviser, Firsthand Capital Management, Inc. (“Firsthand”) has a fiduciary obligation to act in the best interests of its clients. Firsthand has developed a set of Proxy Voting Policies and Procedures (the “Proxy Procedures”) with respect to the voting of securities owned by clients over which Firsthand has discretionary voting authority. Firsthand believes that the right to vote proxies is a client asset and therefore, in exercising such rights, Firsthand will attempt to maximize and protect the value of the security and to give the greatest economic benefit to the client. The exclusive purpose shall be to provide benefits to the account by considering those factors that affect the value of the security with respect to which a proxy is issued. Under its Proxy Procedures, Firsthand will exercise voting rights on all decisions that Firsthand has determined to have a material effect on the value of the security.

In accordance with the Proxy Procedures, Firsthand has designated a third party agent (Institutional Shareholder Services (“ISS”)) to review each proxy proposal, to provide recommendations for voting and to cast votes on behalf of Firsthand’s clients, subject to the review and approval by Firsthand of such recommendation prior to voting. A designated employee of Firsthand reviews each ISS proposal and recommendation and, with due consultation with the Proxy Committee, ensures that votes are cast on a timely basis and in accordance with the Proxy Procedures.

The Proxy Procedures establishes the Proxy Committee, comprising of members of Firsthand’s portfolio management and research departments. The Proxy Committee meets quarterly to review the proxies voted during the preceding quarter and to reaffirm or adjust the voting guidelines for the upcoming quarter. The Proxy Committee also meets on an ad hoc basis whenever Firsthand believes that a vote should be cast in a way different from that recommended by ISS.

As a general rule Firsthand shall cause the proxies to be voted in the same manner as the issuer’s management, unless there are compelling reasons not to do so, because confidence in management is one of the factors considered in making an investment. Firsthand shall take into consideration, however, that certain proposals in the area of corporate governance, anti-takeover measures, capitalization changes and compensation programs may not be in the best interests of the relevant account and, therefore, provide reasons for voting against management. Such proposals will be reviewed by the Proxy Committee on a case by case basis and voted in a manner that the Proxy Committee believes to be in the best interest of the client.

The Proxy Procedures also address the issue of resolving conflict of interest. To the extent a conflict of interest exists and Firsthand decides to vote against the recommendation of an independent third party proxy administrator (i.e. ISS), the conflict must be identified and disclosed to the Proxy Committee. The Proxy Committee would review the conflict and all the surrounding facts and circumstances and decide how to resolve the conflict in the best interests of the client. An override of the independent third party recommendation may be approved if the Proxy Committee believes that any potential conflict of interest does not outweigh the business rationale for the override or inappropriately affect the recommendation of the Proxy Administrator.

A I M CAPITAL MANAGEMENT, INC.

PROXY POLICIES AND PROCEDURES

A.    Proxy Policies

Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an “AIM Advisor” and collectively “AIM”) has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company’s board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company’s board of directors, and we do not currently expect that trend to change. Although AIM’s proxy voting policies are stated below, AIM’s proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I.    Boards Of Directors

A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

There are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Are not independent directors and sit on the board’s audit, compensation or nominating committee;

•	Attend less than 75 percent of the board and committee meetings without a valid excuse;

•	Implement or renew a dead-hand or modified dead-hand poison pill;

•	Enacted egregious corporate governance policies or failed to replace management as appropriate;

•	Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Portfolio manager’s assessment;

•	Qualifications of director nominees (both slates);

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	Background to the proxy contest.

II.    Independent Auditors

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company’s auditors unless:

•	It is not clear that the auditors will be able to fulfill their function;

•	There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•	The auditors have a significant professional or personal relationship with the issuer that compromises the auditors’ independence.

III.    Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

•	We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

•	We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

•	We will vote against plans that have any of the following structural features: ability to reprice underwater options without shareholder approval, ability to issue options with an exercise price below the stock’s current market price, ability to issue reload options, or automatic share replenishment (“evergreen”) feature.

•	We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

•	We will generally support the board’s discretion to determine and grant appropriate cash compensation and severance packages.

IV.    Corporate Matters

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

•	We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

•	We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

•	We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company’s industry and performance in terms of shareholder returns.

•	We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V.    Shareholder Proposals

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request.

•	We will generally abstain from shareholder social and environmental proposals.

•	We will generally support the board’s discretion regarding shareholder proposals that involve ordinary business practices.

•	We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.

•	We will generally vote for proposals to lower barriers to shareholder action.

•	We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of “TIDE” provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI.    Other

•	We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

•	We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

•	We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

AIM’s proxy policies, and the procedures noted below, may be amended from time to time.

B.    Proxy Committee Procedures

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote.

The committee shall give appropriate and significant weight to portfolio managers’ views regarding a proposal’s impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.

AIM’s proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries (“ISS”), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds’ Board of Directors/Trustees:

1.	Other than by voting proxies and participating in Creditors’ committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

2.	AIM will not publicly announce its voting intentions and the reasons therefore.

3.	AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

4.	All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM’s concerns for its advisory clients’ interests and not for an attempt to influence or control management.

C.    Business/Disaster Recovery

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, ISS shall vote proxies by default in accordance with ISS’ proxy policies and procedures, which may vary slightly from AIM’s.

D.    Restrictions Affecting Voting

If a country’s laws allow a company in that country to block the sale of the company’s shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager’s ability to trade in a stock in order to vote at a shareholder meeting.

E.    Conflicts of Interest

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM’s interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM’s relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM’s relationship with the company into account, and will vote the company’s proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

WELLINGTON MANAGEMENT COMPANY, LLP

SUMMARY OF PROXY VOTING POLICY

The Funds have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management’s Proxy Committee is responsible for the review and oversight of the firm’s Proxy Policies and Procedures. The Proxy Group within Wellington Management’s Legal Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on our assessment of the merits of each proposal. The identified portfolio managers have the authority to determine the final vote for securities held in Funds for which they serve as the designated manager, unless such party is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Proxy Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Proxy Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

BLACKROCK ADVISORS, INC.

PROXY VOTING POLICIES

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. The Fund expects BlackRock and its affiliates to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best interests. BlackRock has adopted its own proxy voting policies (the “Proxy Voting Policy”) to be used in voting the Fund’s proxies, which are summarized below.

BlackRock recognizes that implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation are reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BlackRock assesses management on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that BlackRock’s continued confidence remains warranted. If BlackRock determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder.

BlackRock’s proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock’s ability to vote such proxies in the best interests of the Fund. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company’s proposal.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BlackRock may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. BlackRock’s policy in all cases is to vote proxies based on its clients’ best interests and not the product of the conflict.

BlackRock has engaged Institutional Shareholder Services (“ISS”) to assist it in the voting of proxies. ISS analyzes all proxy solicitations BlackRock receives for its clients and advises BlackRock how, based upon BlackRock’s guidelines, the relevant votes should be cast.

Below is a summary of some of the procedures described in the Proxy Voting Policy.

Routine Matters. BlackRock will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer.

Social Issues. If BlackRock has determined that management is generally socially responsible, it will generally vote against social issue proposals, which are generally proposed by shareholders who believe that the corporation’s internally adopted policies are ill-advised or misguided.

Financial/Corporate Issues. BlackRock will generally vote in favor of proposals that seek to change a corporation’s legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

Shareholder Rights. Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BlackRock will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

PART C: OTHER INFORMATION

Item 23.	Exhibits:

(a)	Trust Instrument

(a)(1)	Agreement and Declaration of Trust of Registrant.[1]

(a)(2)	Certificate of Trust of Registrant. [1]

(b)	By-laws of Registrant. [1]

(c)	None other than provisions contained in Exhibit (a)(1) and (b)

(d)	Investment Advisory Contracts

(d)(1)	Investment Management Agreement between Registrant and The Equitable Life Assurance Society of the United States (“Equitable”) dated as of November 30, 2001.[3]

(d)(1)(i)	Investment Management Agreement between Registrant and Equitable dated as of June 30, 2003. [7]

(d)(1)(ii)	Amendment No. 1 dated June 30, 2003 to the Investment Management Agreement between Registrant and Equitable dated as of November 30, 2001.[7]

(d)(2)	Investment Advisory Agreement between Equitable and Alliance Capital Management L.P. (“Alliance Capital”) dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Large Cap Core Equity Portfolio, AXA Premier VIP Large Cap Value Portfolio, AXA Premier VIP Small/Mid Cap Growth Portfolio, AXA Premier VIP International Equity Portfolio and AXA Premier VIP Technology Portfolio.[2]

(d)(2)(i)	Amended and Restated Investment Advisory Agreement between Equitable and Alliance Capital dated as of July 31, 2003 with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Large Cap Core Equity Portfolio, AXA Premier VIP Large Cap Value Portfolio, AXA Premier VIP Small/Mid Cap Growth Portfolio, AXA Premier VIP International Equity Portfolio, AXA Premier VIP Technology Portfolio, AXA Premier VIP Aggressive Equity Portfolio and AXA Premier VIP High Yield Portfolio.[7]

(d)(2)(ii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between Equitable and Alliance Capital with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Large Cap Core Equity Portfolio, AXA Premier VIP Large Cap Value Portfolio, AXA Premier VIP Small/Mid Cap Growth Portfolio, AXA Premier VIP International Equity Portfolio, AXA Premier VIP Aggressive Equity Portfolio and AXA Premier VIP High Yield Portfolio.[7]

(d)(3)	Investment Advisory Agreement between Equitable and Dresdner RCM Global Investors LLC (“Dresdner”) dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Technology Portfolio and AXA Premier VIP Health Care Portfolio. [1]

(d)(3)(i)	Investment Advisory Agreement between Equitable and Dresdner dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Technology Portfolio and AXA Premier VIP Health Care Portfolio.[3]

(d)(3)(ii)	Amended and Restated Investment Advisory Agreement between Equitable and Dresdner dated as of July 31, 2003 with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Technology Portfolio and AXA Premier VIP Health Care Portfolio.[7]

(d)(3)(iii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between Equitable and Dresdner with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Technology Portfolio and AXA Premier VIP Health Care Portfolio.[7]

(d)(4)	Investment Advisory Agreement between Equitable and TCW Investment Management Company (“TCW”) dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Growth Portfolio and AXA Premier VIP Small/Mid Cap Value Portfolio. [1]

(d)(4)(i)	Amended and Restated Investment Advisory Agreement between Equitable and TCW dated as of August 18, 2003 with respect to AXA Premier VIP Large Cap Growth Portfolio and AXA Premier VIP Small/Mid Cap Value Portfolio.[7]

(d)(5)	Investment Advisory Agreement between Equitable and Janus Capital Management LLC (“Janus”) dated as of April 3, 2002 with respect to AXA Premier VIP Large Cap Core Equity Portfolio. [2]

(d)(5)(i)	Amended and Restated Investment Advisory Agreement between Equitable and Janus dated as of July 31, 2003 with respect to AXA Premier VIP Large Cap Core Equity Portfolio.[7]

(d)(6)	Investment Advisory Agreement between Equitable and Thornburg Investment Management, Inc. (“Thornburg”) dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Core Equity Portfolio. [1]

(d)(6)(i)	Amended and Restated Investment Advisory Agreement between Equitable and Thornburg dated as of July 31, 2003 with respect to AXA Premier VIP Large Cap Core Equity Portfolio.[7]

(d)(7)	Investment Advisory Agreement between Equitable and Institutional Capital Corporation (“ICAP”) dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Value Portfolio. [1]

(d)(7)(i)	Amended and Restated Investment Advisory Agreement between Equitable and ICAP dated as of July 31, 2003 with respect to AXA Premier VIP Large Cap Value Portfolio.[7]

(d)(8)	Investment Advisory Agreement between Equitable and MFS Investment Management (“MFS”) dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Value Portfolio and AXA Premier VIP Small/Mid Cap Growth Portfolio. [1]

(d)(8)(i)	Amendment No. 1 dated as of August 1, 2002 to Investment Advisory agreement between Equitable and MFS with respect to AXA Premier VIP Large Cap Value Portfolio.[3]

(d)(8)(ii)	Amended and Restated Investment Advisory Agreement between Equitable and MFS dated as of July 31, 2003 with respect to AXA Premier VIP Large Cap Value Portfolio and AXA Premier VIP Aggressive Equity Portfolio.[7]

(d)(9)	Investment Advisory Agreement between Equitable and RS Investment Management, LP (“RSIM”) dated as of November 30, 2001 with respect to AXA Premier VIP Small/Mid Cap Growth Portfolio. [1]

(d)(10)	Investment Advisory Agreement between Equitable and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) dated as of November 30, 2001 with respect to AXA Premier VIP Small/Mid Cap Value Portfolio. [1]

(d)(10)(i)	Amended and Restated Investment Advisory Agreement between Equitable and AXA Rosenberg dated as of August 18, 2003 with respect to AXA Premier VIP Small/Mid Cap Value Portfolio.[7]

(d)(11)	Investment Advisory Agreement between Equitable and The Boston Company Asset Management, LLC (“BCAM”) dated as of November 30, 2001 with respect to AXA Premier VIP Small/Mid Cap Value Portfolio. [1]

(d)(12)	Investment Advisory Agreement between Equitable and Bank of Ireland Asset Management (U.S.) Limited (“BIAM (U.S.)”) dated as of November 30, 2001 with respect to AXA Premier VIP International Equity Portfolio. [1]

(d)(12)(i)	Amended and Restated Investment Advisory Agreement between Equitable and BIAM (U.S.) dated as of July 31, 2003 with respect to AXA Premier VIP International Equity Portfolio.[7]

(d)(13)	Investment Advisory Agreement between Equitable and OppenheimerFunds, Inc. (“Oppenheimer”) dated as of November 30, 2001 with respect to AXA Premier VIP International Equity Portfolio. [1]

(d)(14)	Investment Advisory Agreement between Equitable and Firsthand Capital Management, Inc. (“Firsthand”) dated as of November 30, 2001 with respect to AXA Premier VIP Technology Portfolio. [1]

(d)(14)(i)	Amended and Restated Investment Advisory Agreement between Equitable and Firsthand dated as of July 31, 2003 with respect to AXA Premier VIP Technology Portfolio.[7]

(d)(14)(ii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between Equitable and Firsthand with respect to AXA Premier VIP Technology Portfolio.[7]

(d)(15)	Investment Advisory Agreement between Equitable and A I M Capital Management, Inc. (“AIM”) dated as of November 30, 2001 with respect to AXA Premier VIP Health Care Portfolio. [1]

(d)(15)(i)	Amended and Restated Investment Advisory Agreement between Equitable and AIM dated as of July 31, 2003 with respect to AXA Premier VIP Health Care Portfolio.[7]

(d)(16)	Investment Advisory Agreement between Equitable and Wellington Management Company, LLP (“Wellington”) dated as of November 30, 2001 with respect to AXA Premier VIP Health Care Portfolio. [1]

(d)(16)(i)	Amendment No. 1 dated as of August 1, 2002 to Investment Advisory agreement between Equitable and Wellington with respect to AXA Premier VIP Small/Mid Cap Value Portfolio and AXA Premier VIP Health Care Portfolio.[3]

(d)(16)(ii)	Amended and Restated Investment Advisory Agreement between Equitable and Wellington dated as of August 18, 2003 with respect to AXA Premier VIP Small/Mid Cap Value Portfolio and AXA Premier VIP Health Care Portfolio.[7]

(d)(16)(iii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between Equitable and Wellington with respect to AXA Premier VIP Small/Mid Cap Value Portfolio, AXA Premier VIP Health Care Portfolio and AXA Premier VIP Technology Portfolio.[7]

(d)(17)	Investment Advisory Agreement between Equitable and BlackRock Advisors, Inc. (“BAI”) dated as of November 30, 2001 with respect to AXA Premier VIP Core Bond Portfolio. [1]

(d)(17)(i)	Amended and Restated Investment Advisory Agreement between Equitable and BAI dated as of August 18, 2003 with respect to AXA Premier VIP Core Bond Portfolio.[7]

(d)(18)	Investment Advisory Agreement between Equitable and Pacific Investment Management Company LLC (“PIMCO”) dated as of November 30, 2001 with respect to AXA Premier VIP Core Bond Portfolio. [1]

(d)(18)(i)	Amended and Restated Investment Advisory Agreement between Equitable and PIMCO dated as of July 31, 2003 with respect to AXA Premier VIP Core Bond Portfolio and AXA Premier VIP High Yield Portfolio.[7]

(d)(19)	Investment Advisory Agreement between Equitable and Provident Investment Counsel, Inc. (“Provident”) dated as of August 1, 2002 with respect to AXA Premier VIP Small/Mid Cap Growth Portfolio.[3]

(d)(19)(i)	Amended and Restated Investment Advisory Agreement between Equitable and Provident dated as of July 31, 2003 with respect to AXA Premier VIP Small/Mid Cap Growth Portfolio and AXA Premier VIP Aggressive Equity Portfolio.[7]

(d)(20)	Investment Advisory Agreement between Equitable and Franklin Advisers, Inc. (“Franklin”) dated as of May 30, 2003 with respect to AXA Premier VIP Small/Mid Cap Growth Portfolio ..6(d)(21)Investment Advisory Agreement between Equitable and Marsico Capital Management, LLC (“Marsico”) dated as of May 30, 2003 with respect to AXA Premier VIP International Equity Portfolio. [6]

(d)(21)(i)	Amendment No. 1 dated as of July 31, 2003 to Investment Advisory Agreement between Equitable and Marsico with respect to AXA Premier VIP International Equity Portfolio and AXA Premier VIP Aggressive Equity Portfolio.[7]

(d)(22)	Investment Advisory Agreement between Equitable and J.P. Morgan Investment Management Inc. (“J.P. Morgan”) dated as of December 17, 2004 with respect to AXA Premier VIP International Equity Portfolio. [8]

(e)	Underwriting Contracts

(e)(1)(i)	Distribution Agreement between Registrant and AXA Advisors, LLC (“AXA Advisors”) dated as of November 30, 2001 with respect to the Class A shares. [1]

(e)(1)(ii)	Distribution Agreement between Registrant and AXA Advisors dated as of November 30, 2001 with respect to the Class B shares. [1]

(e)(1)(iii)	Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of August 15, 2003 with respect to the Class A shares.[7]

(e)(1)(iv)	Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of August 15, 2003 with respect to the Class B shares.[7]

(e)(2)(i)	Distribution Agreement between Registrant and Equitable Distributors, Inc. (“EDI”) dated as of November 30, 2001 with respect to the Class A shares. [1]

(e)(2)(ii)	Distribution Agreement between Registrant and EDI dated as of November 30, 2001 with respect to the Class B shares. [1]

(e)(3)(i)	Distribution Agreement between Registrant and AXA Distributors, LLC (“AXA Distributors”) dated as of November 30, 2001 with respect to the Class A shares. [1]

(e)(3)(ii)	Distribution Agreement between Registrant and AXA Distributors dated as of November 30, 2001 with respect to the Class B shares. [1]

(e)(3)(iii)	Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of August 15, 2003 with respect to the Class A shares.[7]

(e)(3)(iv)	Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of August 15, 2003 with respect to the Class B shares.[7]

(f)	Form of Deferred Compensation Plan. [1]

(g)	Global Custody Agreement between Registrant and JPMorgan Chase Bank (“JPMorgan Chase”) dated as of December 31, 2001. [2]

(g)(i)	Amendment No. 1, dated as of August 1, 2003 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001.[7]

(h)	Other Material Contracts

(h)(1)	Mutual Funds Service Agreement between Registrant and Equitable dated as of November 30, 2001. [1]

(h)(4)	Expense Limitation Agreement between Registrant and Equitable dated as of November 30, 2001. [1]

(h)(4)(i)	Amended and Restated Expense Limitation Agreement between Registrant and Equitable dated as of June 1, 2002. [5]

(h)(4)(ii)	Amendment No. 1, dated as of June 30, 2003 to the Amended and Restated Expense Limitation Agreement between Registrant and Equitable dated as of June 1, 2002.[7]

(h)(5)	Participation Agreement among Registrant, Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001. [1]

(h)(5)(i)	Amendment No. 1, dated as of July 31, 2003 to the Participation Agreement among Registrant, Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001.[7]

(h)(6)	Participation Agreement among Registrant, American General Life Insurance Company, AXA Advisors and AXA Distributors dated as of August 15, 2003.[7]

Legal Opinions

(i)(1)	Legal Opinion of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered - (filed herewith).

(i)(2)	Legal Opinion of Delaware counsel regarding the legality of the securities being registered. [1]

(j)	Other Consents

(j)(1)	Consent of Independent Accountants - (filed herewith).

(j)(2)	Powers of Attorney. [1]

(j)(2)(i)	Revised Powers of Attorney.[3]

(j)(2)(ii)	Revised Powers of Attorney for Steven M. Joenk and Kenneth T. Kozlowski.[4]

(k)	Omitted Financial Statements (not applicable)

(l)	Initial Capital Agreement dated November 12, 2001. [1]

(m)	Distribution Plan pursuant to Rule 12b-1 with respect to Class B shares of the Registrant. [1]

(n)	Plan Pursuant to Rule 18f-3 Under the Investment Company Act of 1940. [1]

(o)	Reserved

(p)	Codes of Ethics

(p)(1)	Code of Ethics of the Registrant, Equitable, AXA Advisors, AXA Distributors and EDI. [1]

(p)(1)(i)	Code of Ethics of the Registrant, Equitable, AXA Advisors and AXA Distributors, as revised December 10, 2003.[7]

(p)(1)(ii)	Code of Ethics of the Registrant, Equitable, AXA Advisors and AXA Distributors, as revised December 9, 2004. [8]

(p)(1)(iii)	Code of Ethics of the Registrant, Equitable AXA Advisors and AXA Distributors, as revised March 3, 2005. [9]

(p)(2)	Code of Ethics of Alliance Capital, dated January 2001. [1]

(p)(2)(i)	Revised Code of Ethics of Alliance Capital, effective April 2002.[3]

(p)(2)(ii)	Revised Code of Ethics of Alliance Capital, effective June 2003.[7]

(p)(2)(iii)	Revised Code of Ethics of Alliance Capital, effective October 2004. [9]

(p)(3)	Code of Ethics of Dresdner, revised May 2001. [1]

(p)(3)(i)	Code of Ethics of Dresdner, as revised January 1, 2004. [8]

(p)(4)	Code of Ethics of TCW, dated March 2000. [1]

(p)(4)(i)	Code of Ethics of TCW, as amended April 2004. [8]

(p)(5)	Code of Ethics of Janus, as revised June 1, 2001. [1]

(p)(5)(i)	Code of Ethics of Janus, as revised April 1, 2002.[3]

(p)(5)(ii)	Code of Ethics of Janus, as revised March 14, 2003.[7]

(p)(5)(iii)	Code of Ethics of Janus, as revised June 9, 2003.[7]

(p)(5)(iv)	Code of Ethics of Janus, as revised September 14, 2004. [8]

(p)(6)	Code of Ethics of Thornburg, as revised May 2001. [1]

(p)(6)(i)	Code of Ethics of Thornburg, as revised November 2003. [8]

(p)(7)	Code of Ethics of ICAP, restated effective as of September 30, 1998 and amended March 1, 2000. [1]

(p)(8)	Code of Ethics of MFS, effective as of September 1, 2000. [1]

(p)(9)	Code of Ethics of RSIM, dated July 1, 2000, amended March 8, 2001. [1]

(p)(10)	Code of Ethics of AXA Rosenberg. [1]

(p)(11)	Code of Ethics of BCAM. [1]

(p)(12)	Code of Ethics of BIAM (U.S.). [1]

(p)(12)(i)	Code of Ethics of BIAM (U.S.), as revised January 2004. [8]

(p)(13)	Code of Ethics of Oppenheimer, dated March 1, 2000. [1]

(p)(13)(i)	Code of Ethics of Oppenheimer, dated as of May 15, 2002, as amended and restated.[3]

(p)(14)	Code of Ethics of Firsthand, dated May 12, 2001. [1]

(p)(14)(i)	Code of Ethics of Firsthand, as revised June 18, 2004. [8]

(p)(15)	Code of Ethics of AIM, as amended February 24, 2001. [1]

(p)(15)(i)	Code of Ethics of AIM, as amended September 27, 2002.[3]

(p)(15)(ii)	Code of Ethics of AIM, as amended June 10, 2003.[7]

(p)(15)(iii)	Code of Ethics of AIM, as amended January 1, 2005. [9]

(p)(16)	Code of Ethics of Wellington, revised March 1, 2000. [1]

(p)(16)(i)	Code of Ethics of Wellington, as revised July 1, 2004. [8]

(p)(16)(ii)	Code of Ethics of Wellington, as revised January 1, 2005. [9]

(p)(17)	Code of Ethics of BAI, effective March 1, 2000. [1]

(p)(18)	Code of Ethics of PIMCO, effective as of March 31, 2000. [1]

(p)(18)(i)	Code of Ethics of PIMCO, as revised February 1, 2004. [8]

(p)(18)(ii)	Code of Ethics of PIMCO, as revised January 6, 2005. [9]

(p)(19)	Code of Ethics of Provident, effective February 15, 2002.[3]

(p)(19)(i)	Code of Ethics of Provident, effective April 1, 2003.[7]

(p)(19)(ii)	Code of Ethics of Provident, revised January 1, 2004. [8]

(p)(19)(iii)	Code of Ethics of Provident, effective January 19, 2005. [9]

(p)(20)	Code of Ethics of Marsico, effective February 13, 2003. [5]

(p)(20)(i)	Code of Ethics of Marsico, as revised November 2003. [8]

(p)(20)(ii)	Code of Ethics of Marsico, as revised October 1, 2004. [9]

(p)(21)	Code of Ethics of Franklin, revised December 3, 2002. [5]

[1]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on December 10, 2001 (File No. 333-70754).

[2]	Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on April 15, 2002 (File No. 333-70754).

[3]	Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on February 10, 2003 (File No. 333-70754).

[4]	Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A filed on April 7, 2003 (File No. 333-70754).

[5]	Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A filed on May 8, 2003 (File No. 333-70754).

[6]	Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A filed on July 21, 2003 (File No. 333-70754).

[7]	Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A filed on February 25, 2004 (File No. 333-70754).

[8]	Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A filed on February 22, 2005 (File No. 333-70754).

[9]	Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A filed on April 15, 2005 (File No. 333-70754).

(p)(21)(i)	Code of Ethics of Franklin, as revised May 2004. [8]

(p)(21)(ii)	Code of Ethics of Franklin, as revised December 2004. [9]

(p)(22)	Code of Ethics of J.P. Morgan dated October 2003. [8]

Item 24.	Persons controlled by or under Common Control with Registrant

Equitable controls the Trust by virtue of its ownership of more than 95% of the Trust’s shares as of March 11, 2005. All shareholders of the Trust are required to solicit instructions from their respective contract owners as to certain matters. The Trust may in the future offer its shares to insurance companies unaffiliated with Equitable.

On July 22, 1992, Equitable converted from a New York mutual life insurance company to a publicly-owned New York stock life insurance company. At that time Equitable became a wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”). AXA Financial continues to own 100% of Equitable’s common stock.

AXA is the largest shareholder of AXA Financial. AXA owns, directly or indirectly through its affiliates, 100% of the outstanding common stock of AXA Financial. AXA is the holding company for an international group of insurance and related financial services companies. AXA’s insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investing banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

Item 25.	Indemnification

Article VIII of the Agreement and Declaration of Trust of the Registrant states:

Section 1. Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VIII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of the Trustee hereunder.

All persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, Manager, or Principal Underwriter of the Trust, but nothing contained in this Declaration of Trust or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon.

Section 2. Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act and other applicable law.

Section 3. Indemnification of Shareholder. If any Shareholder or former Shareholder of any Series shall be held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Article IX of the Agreement and Declaration of Trust of the Registrant states:

Section 5. Amendments. Except as specifically provided in this Section 5, the Trustees may, without Shareholder vote, restate, amend, or otherwise supplement this Declaration of Trust. Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted in Article V, Section 1 hereof, (ii) any amendment to this Section 5, (iii) any amendment that may require their vote under applicable law or by the Trust’s registration statement, as filed with the Commission, and (iv) any amendment submitted to them for their vote by the Trustees. Any amendment required or permitted to be submitted to the Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series shall be authorized by a vote of the Shareholders of each Series affected and no vote of Shareholders of a Series not affected shall be required. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article VIII, Section 2 hereof as provided in the By-Laws with respect to any actions or omissions of Persons covered thereby prior to such amendment. The Trustees may, without shareholder vote, restate, amend, or otherwise supplement the Certificate of Trust as they deem necessary or desirable.

Article X of the By-Laws of the Registrant states:

Section 3. Advance Payment of Indemnifiable Expenses. Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

Section 2. D. of the Registrant’s Investment Management Agreement and Section 2. E of the Registrant’s Investment Management Agreement with respect to the AXA Allocation Portfolios each state:

Limitations on Liability. Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager’s undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

Sections 5. A. and 5. B. of each of the Registrant’s Investment Advisory Agreements state:

A. Liability and Indemnification. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Adviser nor any of its officers, directors, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser or its Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser or its Affiliates for, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Allocated Portion or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished by the Adviser to the Manager or the Trust by the Adviser Indemnitees (as defined below) for use therein.

B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Allocated Portion, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Manager that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust.

Section 14 of each of the Registrant’s Distribution Agreements states:

The Trust shall indemnify and hold harmless the Distributor from any and all losses, claims, damages or liabilities (or actions in respect thereof) to which the Distributor may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by the Trust or its officers, trusteees, agents or representatives, other than acts or ommissions caused directly or indirectly by the Distributor.

The Distributor will indemnify and hold harmless the Trust, its officers, trustees, agents and representatives against any losses, claims, damages or liabilities, to which the Trust, its officers, trustees, agents and representatives may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Trust Prospectus and/or SAI or any supplements thereto; (ii) the omission or alleged omission to state any material fact required to be stated in the Trust Prospectus and/or SAI or any supplements thereto or necessary to make the statements therein not misleading; or (iii) other misconduct or negligence of the Distributor in its capacity as a principal underwriter of the Trust’s shares and will reimburse the Trust, its officers, trustees, agents and representatives for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Distributor shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Trust Prospectus and/or SAI or any supplement in good faith reliance upon and in conformity with written information furnished by the Preparing Parties specifically for use in the preparation of the Trust Prospectus and/or SAI.

Number 6 of the Registrant’s Mutual Funds Service Agreement states:

(a) Limitation of Liability and Indemnification. Equitable shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or negligence on Equitable’s part (or on the part of any third party to whom Equitable has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by Equitable (or by such third party) of its obligations and duties under this Agreement (in the case of Equitable) or under an agreement with Equitable (in the case of such third party) or, subject to Section 10 below, Equitable’s (or such third party’s) refusal or failure to comply with the terms of this Agreement (in the case of Equitable) or an agreement with Equitable (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of Equitable) or under an agreement with Equitable (in the case of such third party). In no event shall Equitable (or such third party) be liable for any indirect, incidental special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if Equitable (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b) Except to the extent that Equitable may be held liable pursuant to Section 6(a) above, Equitable shall not be responsible for, and the Trust shall indemnify and hold Equitable harmless from and against any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities, including but not limited to those arising out of or attributable to:

(i) any and all actions of Equitable or its officers or agents required to be taken pursuant to this Agreement;

(ii) the reliance on or use by Equitable or its officers or agents of information, records, or documents which are received by Equitable or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

(iii) the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving negligence or willful misfeasance;

(iv) the breach of any representation or warranty of the Trust hereunder;

(v) the reliance on or the carrying out by Equitable or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

(vi) any delays, inaccuracies, errors in or omissions from information or data provided to Equitable by data services, including data services providing information in connection with any third party computer system licensed to Equitable, and by any corporate action services, pricing services or securities brokers and dealers;

(vii) the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

(viii) any failure of the Trust’s registration statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;

(ix) except as provided for in Schedule B.III., the actions taken by the Trust, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

(x) all actions, inactions, omissions, or errors caused by third parties to whom Equitable or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Funds, investment advisers, or Trust distributors.

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify Equitable pursuant to this Agreement.

Number 12(a)(iv) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser

Equitable is a registered investment adviser and serves as manager for all portfolios of the Registrant. The description of Equitable under the caption of “Management of the Trust” in the Prospectus and under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information on the directors and officers of Equitable set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-07000) is incorporated herein by reference. Equitable, with the approval of the Registrant’s board of trustees, selects sub-advisers for each portfolio of the Registrant. The following companies, all of which are registered investment advisers, serve as sub-advisers for the portfolios.

Alliance Capital serves as a sub-adviser to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Large Cap Value Portfolio, AXA Premier VIP Small/Mid Cap Growth Portfolio and AXA Premier VIP High Yield Portfolio. In addition, Alliance Capital, through its Bernstein Investment Research and Management unit, serves as a sub-adviser to AXA Premier VIP Large Cap Core Equity Portfolio, AXA Premier VIP International Equity Portfolio and AXA Premier VIP Aggressive Equity Portfolio. The description of Alliance Capital under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Alliance Capital set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56720) is incorporated herein by reference.

Dresdner serves as a sub-adviser to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Technology Portfolio and AXA Premier VIP Health Care Portfolio. The description of Dresdner under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Dresdner set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56308) is incorporated herein by reference.

TCW serves as a sub-adviser to AXA Premier VIP Large Cap Growth Portfolio and AXA Premier VIP Small/Mid Cap Value Portfolio. The description of TCW under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of TCW set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-29075) is incorporated herein by reference.

Janus serves as a sub-adviser to AXA Premier VIP Large Cap Core Equity Portfolio. The description of Janus under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Janus set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-13991) is incorporated herein by reference.

Thornburg serves as a sub-adviser to AXA Premier VIP Large Cap Core Equity Portfolio. The description of Thornburg under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Thornburg set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17853) is incorporated herein by reference.

ICAP serves as a sub-adviser to AXA Premier VIP Large Cap Value Portfolio. The description of ICAP under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of ICAP set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-40779) is incorporated herein by reference.

MFS serves as a sub-adviser to AXA Premier VIP Large Cap Value Portfolio and AXA Premier VIP Aggressive Equity Portfolio. The description of MFS under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of MFS set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-46433) is incorporated herein by reference.

Provident serves as a sub-adviser to AXA Premier VIP Small/Mid Cap Growth Portfolio and AXA Premier VIP Aggressive Equity Portfolio. The description of Provident under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Provident set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-47993) is incorporated herein by reference.

Franklin serves as a sub-adviser to AXA Premier VIP Small/Mid Cap Growth Portfolio. The description of Franklin under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Franklin set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-26292) is incorporated herein by reference.

AXA Rosenberg serves as a sub-adviser to AXA Premier VIP Small/Mid Cap Value Portfolio. The description of AXA Rosenberg under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of AXA Rosenberg set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56080) is incorporated herein by reference.

J.P.Morgan serves as a sub-adviser to AXA Premier VIP International Equity Portfolio. The description of J.P. Morgan under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers Of J.P. Morgan set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21011) is incorporated herein by reference.

Marsico serves as a sub-adviser to AXA Premier VIP International Equity Portfolio and AXA Premier VIP Aggressive Equity Portfolio. The description of Marsico under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Marsico set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-54914) is incorporated herein by reference.

Firsthand serves as a sub-adviser to AXA Premier VIP Technology Portfolio. The description of Firsthand under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Firsthand set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-45534) is incorporated herein by reference.

AIM serves as a sub-adviser to AXA Premier VIP Health Care Portfolio. The description of AIM under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of AIM set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15211) is incorporated herein by reference.

Wellington serves as a sub-adviser to AXA Premier VIP Health Care Portfolio, AXA Premier VIP Small/Mid Cap Value Portfolio and AXA Premier VIP Technology Portfolio. The description of Wellington under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Wellington set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15908) is incorporated herein by reference.

BAI serves as a sub-adviser to AXA Premier VIP Core Bond Portfolio. The description of BAI under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of BAI set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-47710) is incorporated herein by reference.

PIMCO serves as a sub-adviser to AXA Premier VIP Core Bond Portfolio and AXA Premier VIP High Yield Portfolio. The description of PIMCO under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of PIMCO set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-48187) is incorporated herein by reference.

Item 27.	Principal Underwriter

(a) AXA Advisors and AXA Distributors are the principal underwriters. AXA Advisors also serves as a principal underwriter for the following entities: AXA Premier Funds Trust; EQ Advisors Trust; Separate Account Nos. 45, 66 and 301 of Equitable; and Separate Accounts A, I and FP of Equitable. AXA Distributors also serves as a principal underwriter for AXA Enterprise Multimanager Funds Trust, EQ Advisors Trust and Separate Account No. 49 of Equitable.

(b) Set forth below is certain information regarding the directors and officers of AXA Advisors and AXA Distributors, the principal underwriters. The business address of each person listed below is 1290 Avenue of the Americas, New York, New York 10104.

AXA Advisors, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA ADVISORS LLC	POSITIONS AND OFFICES WITH THE TRUST
DIRECTORS

Harvey E. Blitz	Director
Jerald E. Hampton	Director
Robert S. Jones	Director
Richard Dziadzio	Director
Ned Dane	Director
Jill Cooley	Director
Robert Wright	Director

OFFICERS

Robert S. Jones	Chairman of the Board
Ned Dane	President
Jill Cooley	Chief Operating Officer
Edward J. Hayes	Executive Vice President
Stuart Abrams	Senior Vice President and General Counsel
Kevin Byrne	Senior Vice President and Treasurer
Stephen T. Burnthall	Senior Vice President
Janell Chan	Senior Vice President
Mark D. Godofsky	Senior Vice President and Controller
James Goodwin	Senior Vice President
Jeffrey Green	Senior Vice President
David Cerza	First Vice President
Donna M. Dazzo	First Vice President
Amy Franceschini	First Vice President
Peter Mastrantuono	First Vice President
Patricia Roy	Vice President and Chief Compliance Officer
David Mahler	Vice President and Compliance Officer
Beth Andreozzi	Vice President and Deputy General Counsel
Janet Friedman	Vice President
Raymond T. Barry	Vice President
Michael Brzozowski	Vice President

AXA Advisors, LLC
NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA ADVISORS, LLC	POSITIONS AND OFFICES WITH THE TRUST
Claire A. Comerford	Vice President
Gary Gordon	Vice President
Michael V. Higgins	Vice President
Gisela Jackson	Vice President
Frank Massa	Vice President
Carolann Matthews	Vice President
José Montengro	Vice President
Roger Pacheco	Vice President
Edna Russo	Vice President
Michael Ryniker	Vice President
Frank Acierno	Assistant Vice President
Irina Gyula	Assistant Vice President
Harvey E. Blitz	Assistant Vice President
Ruth Shorter	Assistant Vice President
Richard Morin	Assistant Vice President
Francesca Divone	Assistant Secretary
Linda J. Galasso	Assistant Secretary

AXA Distributors, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA DISTRIBUTORS, LLC	POSITIONS AND OFFICES WITH THE TRUST
DIRECTORS

Jerald E. Hampton	Director
Deanna Mulligan	Director
James Mullery	Director
Laura Pantaleo	Director

OFFICERS

Jerald E. Hampton	Chairman of the Board, President and Chief Executive Officer
Hunter Allen	Executive Vice President and National Sales Director
Michael Brandreit	Executive Vice President and National Sales Manager, Financing Institutions
Michael Mc Daniel	Executive Vice President and National Sales Manager, Broker Dealer
James Mullery	Executive Vice President and Chief Sales Director

AXA Distributors, LLC
NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA DISTRIBUTORS, LLC	POSITIONS AND OFFICES WITH THE TRUST

Laura Pantaleo	Executive Vice President, Head of Strategic Business Development

Bryan Tutor	Executive Vice President and Chief Administrative Officer
Kristin Brown	Senior Vice President
Megan Condron	Senior Vice President and National Accounts Director, Broker Dealer
Jeff Herman	Senior Vice President
Nelida Garcia	Senior Vice President
Jeff Herman	Senior Vice President
Harry Johnson	Senior Vice President
Anthea Parkinson	Senior Vice President and National Accounts Director, Broker Dealer
Daniel Roebuck	Senior Vice President
Norman J. Abrams	Vice President and General Counsel
Kurt Auleta	Vice President and Annuity Sales Desk Manager
Raymond T. Barry	Vice President
Jeffrey Coomes	Vice President
Nahulan Ethirveerasingam	Vice President
Daniel Faller	Vice President
Carol Fracasso	Vice President and Life Sales Desk Manager
Linda J. Galasso	Vice President and Secretary
David Halstead	Vice President
Page Long	Vice President
Dimas Nunez	Vice President
Patrick O’Shea	Vice President and Chief Financial Officer
Ronald R. Quist	Vice President and Treasurer
Alice Stout	Vice President
Mary Toumpas	Vice President and Compliance Officer
Steve Carapella	Assistant Vice President
Rhonda Clayton	Assistant Vice President
Sandra Ferantello	Assistant Vice President
Elizabeth Hafez	Assistant Vice President
Evan Hirsch	Assistant Vice President

AXA Distributors, LLC
NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA DISTRIBUTORS, LLC	POSITIONS AND OFFICES WITH THE TRUST
Kelly Riddell	Assistant Vice President
Jon Zales	Assistant Vice President
Francesca Divone	Assistant Secretary

(c)	Inapplicable.

Item 28.	Location of Accounts and Records

Books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(i) and (ii); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s Custodian:

JPMorgan Chase Bank

4 Chase MetroTech Center

Brooklyn, New York 11245

(b)	With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(iii) and (iv); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of the Registrant’s Manager or Sub-Administrator:

AXA Equitable Life Insurance Company (formerly, The Equitable Life Assurance Society of the United States) 1290 Avenue of the Americas New York, NY 10104	J.P. Morgan Investors Services Co. 73 Tremont Street Boston MA 02108

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Manager or Sub-advisers:

AXA Equitable Life Insurance Company (formerly, The Equitable Life Assurance Society of the United States) 1290 Avenue of the Americas New York, NY 10104	AXA Rosenberg Investment Management LLC 4 Orinda Way Building Orinda, CA 94563

Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105	Provident Investment Counsel, Inc. 300 North LakeAvenue Pasadena, CA 91101-4106

RCM Capital Management LLC (formerly Dresdner RCM Global Investors LLC) Four Embarcadero Center San Francisco, CA 94111-4189	J.P. Morgan Investment Management Inc. 422 Fifth Avenue New York, NY 10017

TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017	Marsico Capital Management, LLC 1200 17th Street Suite 1300 Denver, CO 80202

Janus Capital Management LLC 100 Fillmore Street Denver, CO 80206	Firsthand Capital Management, Inc. 125 South Market Suite 1200 San Jose, CA 95113

Thornburg Investment Management, Inc. 119 East Marcy Street Santa Fe, NM 87501-2046	A I M Capital Management, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046

Institutional Capital Corporation 225 West Wacker Dr. Suite 2400 Chicago, IL 60606	Wellington Management Company, LLP 75 State Street Boston, MA 02109

MFS Investment Management 500 Boylston Street Boston, MA 02116	BlackRock Advisors, Inc. 345 Park Avenue New York, NY 10154

Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403	Pacific Investment Management Company LLC 840 Newport Center Drive Suite 300 Newport Beach, CA 92660

Item 29.	Management Services

Inapplicable.

Item 30.	Undertakings

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant, AXA Premier VIP Trust certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 29th day of April 2005.

AXA PREMIER VIP TRUST

By:	/s/ Steven M. Joenk
Steven M. Joenk Chairman of the Board, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven M. Joenk Steven M. Joenk	Chairman of the Board, President and Chief Executive Officer	April 29, 2005

/s/ Gerald C. Crotty* Gerald C. Crotty	Trustee	April 29, 2005

/s/ Barry Hamerling* Barry Hamerling	Trustee	April 29, 2005

/s/ Peter D. Noris* Peter D. Noris	Trustee	April 29, 2005

/s/ Cynthia R. Plouché* Cynthia R. Plouché	Trustee	April 29, 2005

/s/ Rayman L. Solomon* Rayman L. Solomon	Trustee	April 29, 2005

* By:	/s/ Steven M. Joenk
Steven M. Joenk (Attorney-in-Fact)

AXA PREMIER VIP TRUST

EXHIBIT INDEX

(i)(1)	Legal Opinion of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered.

(j)(1)	Consent of Independent Accountants.